Filed Pursuant to Rule 497
Registration No. 333-204915

PROSPECTUS SUPPLEMENT
(to Prospectus dated August 19, 2015)

Newtek Business Services Corp.

2,000,000 Shares
Common Stock

Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Along with its controlled portfolio companies, Newtek provides a wide range of business services and financial products under the Newtek brand to the small- and medium-sized business (“SMB”) market. Newtek’s products and services include: Business Lending, including SBA 7(a) lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek AdvantageTM, Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control.

We are offering for sale 2,000,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 300,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions.

Our common stock is listed on the NASDAQ Global Market under the symbol “NEWT”. On October 8, 2015, the last reported sales price on the NASDAQ Global Market for our common stock was $17.21 per share.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Prospectus Supplement Summary — Summary Risk Factors” beginning on page S-13 of this prospectus supplement and “Risk Factors” beginning on page 23 of the accompanying prospectus to read about factors you should carefully consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please carefully read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 212 West 35th Street, 2nd Floor, New York, NY 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s website about us is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider that information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

	Per Share	Total
Public Offering Price	$16.50	$33,000,000
Sales Load (Underwriting Discounts and Commissions)	$0.99	$1,980,000
Proceeds to us (before expenses)(1)(2)	$15.51	$31,020,000

(1)	We will incur approximately $150,000 of estimated expenses, excluding the sales load, in connection with this offering. Our stockholders will bear such expenses, including the sales load.
(2)	To the extent that the underwriters sell more than 2,000,000 shares of our common stock, the underwriters have the option to purchase up to an additional 300,000 shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price, sales load and proceeds to us will be $37,950,000, $2,277,000 and $35,673,000, respectively.

The underwriters expect to deliver the shares on or about October 15, 2015.

Joint Bookrunners
Keefe, Bruyette & Woods A Stifel Company	Raymond James	JMP Securities
Co-Managers
Ladenburg Thalmann		Compass Point

October 8, 2015

PROSPECTUS SUPPLEMENT

PROSPECTUS

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S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Supplement Summary” section (including the “— Summary Risk Factors” section) of this prospectus supplement and the “Risk Factors” section of the accompanying prospectus before you make an investment decision.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under ”Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus and the documents to which we have referred.

In November 2014, Newtek Business Services, Inc., (“Newtek NY”) including its subsidiaries and controlled portfolio companies, merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and subsequently electing to be regulated as a BDC under the 1940 Act. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “Company” and “Newtek” refer to Newtek Business Services, Inc. prior to the BDC Conversion (as defined below) and its successor, Newtek Business Services Corp., following the BDC Conversion. Unless otherwise specified, all per share data throughout this prospectus supplement is adjusted for the 1 for 5 Reverse Stock Split (as defined below) effectuated on October 22, 2014.

We consider small- and medium-sized businesses, which we refer to herein as “SMBs,” as companies having annual revenues between $1 million to $100 million.

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. We were formed to continue and expand the business of Newtek NY. We expect that our investments will typically be similar to the investments we made as prior to our reincorporation.

Our Business

We are an internally managed BDC that is a leading national lender and that owns and controls certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software. We believe that this technology and low cost business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated business with internal management. We focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in the current economic climate, SMBs may have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire, and process SMB customers without reliance on high cost sales staff and time consuming application processes, which is highly cost effective as it relies on advanced technology, primarily our proprietary and patented prospect management system, NewTracker®.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $1.0 billion through approximately 1,544 transactions since 2003 and we are currently the largest non-bank financial institution U.S. Small Business Administration (“SBA”) licensed lender under the federal Section 7(a) loan program based on annual origination volume. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, coupled with on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. During 2012, 2013, 2014 and through June 30, 2015, we have consistently been the largest non-bank and currently are the tenth largest SBA 7(a) lender in the country based on dollar volume of loans.

Our proprietary and patented technology platform, including The Newtek AdvantageTM, which we make available to our controlled portfolio companies, enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

Newtek and its controlled portfolio companies all use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables all operations to acquire SMB customers in a highly cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of their referrals giving. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also highly cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek products or services.

Post BDC Conversion, for the period November 12, 2014 through December 31, 2014, and for the six months ended June 30, 2015, our total investment income was approximately $2.0 million and $10.4 million, respectively. In the same periods, the net increase in net assets was approximately $681,000 and $14.9 million, respectively.

Special Dividend

On October 1, 2015, our Board declared a special dividend of $3.29 per share, or approximately $34.0 million, payable on December 31, 2015 to common shareholders of record on November 18, 2015. The special dividend represents the distribution of our earnings and profits accumulated through December 31, 2014, prior to our election to be treated as a RIC. For tax purposes, 100% of this dividend will be classified as a qualified dividend (subject to shareholders meeting the applicable holding period). The dividend will be paid in cash or shares of our common stock at the election of the shareholders, although the total amount of cash to be distributed to all shareholders will be limited to approximately 27% of the total dividend to be paid to all shareholders. The remainder of the dividend (approximately 73%) will be paid in the form of shares of our common stock. This dividend is being made in accordance with certain applicable Treasury regulations and private letter rulings on cash/stock dividends issued by the IRS over the years that allow a publicly-traded regulated investment company to satisfy its distribution requirements from a distribution paid partly in common stock provided that at least 20% of the distribution is payable in cash and certain other requirements are satisfied.

Each shareholder will have the opportunity to elect to receive the dividend in cash or in our common stock. However, the total amount of cash to be distributed to all shareholders electing to receive their dividends in cash will be limited to approximately 27% of the total amount to be distributed to all shareholders. In the event that the amount of cash to be distributed to all shareholders electing to receive the dividend in cash would exceed 27% of the total dividend, each shareholder electing to receive cash will receive a pro rata portion of the total cash to be distributed based on the number of shares held by each such shareholder. The remainder of the dividend in excess of a shareholder’s pro rata share of the total amount of cash to be distributed will be paid in the form of shares of our common stock. The number of shares of our common stock to be issued to shareholders receiving all or a portion of the dividend in shares of our common stock will be based on the volume weighted average price per share of our common stock on the Nasdaq Global Market on December 11, 14 and 15, 2015. Shareholders electing to receive the dividend in shares of our common stock will receive their entire dividend in the form of shares of our common stock regardless of the elections made by any other shareholders.

As a result of its declaring the special dividend, and the resulting obligation, as well as the Board’s assessment as to whether any material change in the Company’s NAV has occurred since the Company disclosed NAV in its most recent filing with the Securities Exchange Commission, our Board also adjusted our NAV on the declaration date of the special dividend to reflect the total obligation. As the number of shares of our common stock to be distributed to shareholders was undeterminable on the date of declaration, we recorded the entire amount of the special dividend obligation as a liability on October 1, 2015, with a corresponding reduction in NAV and NAV per share. The result is an adjusted NAV of $135.6 million and NAV per share of $13.10, based on our common shares outstanding on October 1, 2015. Further, when the special dividend is paid, the resulting impact to NAV may be an increase in NAV based on the number of shares of our common stock issued at the election of shareholders and the market value of the shares upon issuance.

The adjusted NAV set forth in this Prospectus Supplement, as presented above, may differ from the data set forth in our Quarterly Report on Form 10-Q for the period ended September 30, 2015. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations as of and for the quarterly period ended September 30, 2015 that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above and should view this information in the context of our full third quarter results when such results are disclosed by us in our Quarterly Report on Form 10-Q for the period ended September 30, 2015. The information presented above is based on current management expectations that involve substantial risk and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information. We assume no duty to update these preliminary estimates except as required by law.

Corporate History

Newtek NY merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland in anticipation and prior to the election by the Company to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). In addition, on October 22, 2014, we effectuated a 1 for 5 Reverse Stock Split in order to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity. Newtek NY’s officers and directors immediately before the BDC Conversion became the Company’s officers and directors. Following the BDC Conversion, and the Company’s subsequent election to be regulated as a BDC, the Company completed a public offering of 2.53 million shares of its common stock (including full exercise of the over-allotment) (the “Initial Follow-On Offering”).

Set forth below is a diagram of our organizational structure as of June 30, 2015:

We used the net proceeds of the Initial Follow-On Offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. We believe that our transition to a BDC and RIC provides us with access to lower-cost capital and a business structure conducive to expanding our lending activities and assists in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment is making loans and providing business services to the SMB market through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio.

Small Business Finance

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our small business finance platform, comprised of Newtek Small Business Finance, LLC (“NSBF”), a nationally licensed SBA lender. NSBF originates, sells and services loans to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also consists of CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”), a wholly-owned portfolio company, which provides receivables financing, including inventory and health care receivables and management services to SMBs which may obtain $10,000 to $2 million per month through the sale of their trade receivables. In addition, NBC offers back office receivables services for SMBs, such as billing and cash collections. An additional wholly-owned portfolio company, Small Business Lending, Inc. (“SBL”), engages in third-party loan servicing for SBA and non-SBA loans.

We are expanding our small business finance platform primarily by making senior secured loans through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Corporations that provide loans nationwide under the federal Section 7(a) loan program (“SBA 7(a) loans”). NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF, along with our wholly-owned portfolio company, SBL, manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2015 includes approximately $453 million of SBA 7(a) loans that SBL services on behalf of third parties. NSBF originated approximately $202.3 million of SBA 7(a) loans during 2014 and $103.5 million for the six month period ended June 30, 2015. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and that our transition to a BDC helps fuel the growth of our loan portfolio by providing us with better access to lower-cost capital. In October 2014 we amended our agreement with our warehouse lender, Capital One, National Association, to increase the line of credit available to support our SBA lending from $27 million to $50 million and extended the term to May 2018.

The SBA is an independent government agency that facilitates one of the nation’s largest source of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5.0 million for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for all SBA 7(a) loan investors. SBA 7(a) loans are typically between seven and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. From inception to June 30, 2015, NSBF has sold approximately $746.3 million of the SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value was shared equally between NSBF and the SBA. In December 2010, NSBF launched its securitization program for unguaranteed portions of its SBA 7(a) loans and as of June 30, 2015 has successfully completed five securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to do additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1.0 million or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically as of June 30, 2015, NSBF’s loan portfolio consisted of 854 loans originated across 50 states in 68 different industries as defined by the North American Industry Classification System. The following summarizes NSBF’s mix of investment concentrations by industry and geography as of June 30, 2015 (dollar amounts in thousands):

Distribution by NAICS Code Description

NAICS Code Description	Number of Loans	Aggregate Balance	Average Balance	Percentage of Balance
Food Services and Drinking Places	108	$13,340	$124	9.03%
Amusement, Gambling, and Recreation Industries	38	10,018	264	6.78
Repair and Maintenance	53	8,774	166	5.94
Specialty Trade Contractors	44	7,831	178	5.30
Ambulatory Health Care Services	59	6,685	113	4.53
Accommodation	32	6,631	207	4.49
Truck Transportation	18	5,931	330	4.02
Food Manufacturing	16	5,625	352	3.81
Professional, Scientific, and Technical Services	39	5,585	143	3.78
Fabricated Metal Product Manufacturing	17	5,195	306	3.52
Other	430	72,039	168	48.79
Total	854	$147,654	$173	100.00%

Distribution by State

State	Number of Loans	Aggregate Balance	Average Balance	Percentage of Balance
FL	92	$18,197	$198	12.32%
NY	105	16,234	155	10.99
PA	54	9,268	172	6.28
NJ	60	9,225	154	6.25
CT	50	9,108	182	6.17
GA	43	8,427	196	5.71
TX	47	8,371	178	5.67
CA	45	6,478	144	4.39
OH	26	4,900	188	3.32
IL	27	4,498	167	3.05
Other	305	52,948	174	35.86
Total	854	$147,654	$173	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows (dollar amounts in thousands):

Risk Rating

Portfolio	Number of Loans	Aggregate Balance	Average Balance	Percentage of Balance
Risk Rating 1 – 4	777	$136,084	$175	92.16%
Risk Rating 5	12	1,873	156	1.27
Risk Rating 6	52	8,600	165	5.82
Risk Rating 6/7 and 7	13	1,097	84	0.74
Total	854	$147,654	$173	100.00%

Refer to “Business — Ongoing Relationships with Portfolio Companies” in the accompanying prospectus for a description of our risk rating system.

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2015 was 16.51 years and 6.01%, respectively.

Using the origination platform and borrower relationships that we have developed over twelve years and our experience and knowledge with SBA 7(a) lending, we are developing a conventional lending platform that will be similar to the SBA 7(a) lending program in terms of high credit quality and rigorous underwriting, but without the SBA’s guarantee. To compensate for the lack of the SBA’s guarantee, we intend to charge higher, double-digit interest rates on our loans. By leveraging our infrastructure in this way, we believe we will be able to grow our lending business at a faster rate than we have done historically and potentially provide better returns to our shareholders.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2015, represented approximately 38% of our total investment portfolio. Specifically, we hold a controlling interest in SBL, NBC, Universal Processing Services of Wisconsin, LLC, d/b/a Newtek Merchant Solutions (“NMS”), CrystalTech Web Hosting, Inc. d/b/a/ Newtek Technology Services® (“NTS”), Newtek Insurance Agency, LLC (“NIA”), and PMTWorks Payroll, LLC, d/b/a Newtek Payroll Services (“NPS”). We refer to these entities, collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform. Controlled portfolio companies that provide significant services include the following:

•	NMS markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. As of June 30, 2015, NMS provided services to over 13,000 merchants. NMS’s merchant base consists of both eCommerce and brick-and-mortar clients and is principally focused on the SMB market, a segment that offers relatively attractive pricing margins and has been difficult for competitors to penetrate.
•	NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, e-commerce, data storage and backup, and other related services to more than 106,000 business and consumer accounts in 162 countries as of June 30, 2015.
•	NIA serves as a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states.
•	NPS offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs.
•	NBC offers traditional factoring and receivables purchase services to SMBs as well as back office services, including inventory health care receivables such as billing and cash collections.
•	SBL engages in loan servicing activities for governmental agencies and other third party financial institutions.

Our controlled portfolio companies combined with our lending platform provide us with a network of business relationships that allows to cross-sell our financing options and further establishes us as a “one-stop-shop” for SMBs.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain controlled portfolio companies.

For our two largest affiliate investments, as of June 30, 2015, our valuation of NMS was approximately $50.2 million, which represents an enterprise value to LTM EBITDA multiple of 4.75x, and our valuation of NTS was approximately $21.1 million, which represents an enterprise value to LTM EBITDA multiple of 5.25x. Such valuations and multiples reflect our current assumptions, and future valuations are determined by our board of directors with the assistance, in some instances, of a third party valuation firm.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our intent to elect to be regulated as a BDC, we have initiated a direct marketing strategy to SMB customers through our new “go to market” brand, The Small Business Authority®. Through a coordinated radio and television advertising campaign built around this brand, and our web presence, www.thesba.com, we are establishing ourselves as a preferred provider of SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the real authority on small businesses. We have developed the SB Authority Index®, a proprietary, multi-dimensional index of small business activity which we prepare and release monthly and which has appeared in numerous media outlets. We also conduct a Market Sentiment Survey each month on a topic which is or should be of vital concern to the SMB market and release these results each month. Finally, we are an approved contributor to the Forbes.com website and we frequently post content relevant to the SMB and wider business markets and our Chief Executive Officer is a frequent guest on various business related TV programs on the Fox, Fox Business News, CNN, CNBC and MSNBC networks. We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, CTAA, EInsure, ENT Federal Credit Union, Randolph Brooks Federal Credit Union, Members First Federal Credit Union, The Hartford, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National Bank and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our new web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business to business environment. This provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, which is similar to but better than the system popularized by Salesforce.com, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all our business lines and of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we only pay fees for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team, which includes Barry Sloane, Peter Downs, Susan Streich, David Leone, Robert Hawes, Gary Golden and Gary Taylor (our “senior lending team”), most of which have worked together for more than 10 years, and each have over 25 years of experience in finance-related fields. In particular, they have originated over $1.0 billion of SBA 7(a) loans over the past thirteen years and currently manage a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2015 includes $453 million of SBA 7(a) loans that SBL services on behalf of third parties. These investment professionals have worked together to screen opportunities, underwrite new investments, and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust, and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our executive officers, which include Barry Sloane, Craig J. Brunet, Jennifer C. Eddelson, Matthew G. Ash, Michael A. Schwartz and Peter Downs (our “executive committee”), under the supervision of our board of directors, and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. Our executive committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee also will have primary responsibility for identifying, screening, reviewing and completing such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis. Messrs. Sloane, Brunet, Downs and Ash have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.  We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, during 2012, 2013, and 2014 and through June 30, 2015, NSBF was the largest, independent non-bank originator of SBA 7(a) loans by dollar volume and currently is the tenth largest in the country. As a result, we believe we are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure to do it cost effectively in all 50 states and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns.  We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future. In addition, while we anticipate originating a range of approximately $230 to $270 million of SBA 7(a) loans during 2015, we will select these loans from the large volume of loan proposals we annually receive.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks will reduce lending by traditional large financial institutions and community banks.  While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.  Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll solutions. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•	Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our board of directors and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.
•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in a very advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.
•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process the business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. Over the past twelve years, the combination of our brand, our portal, our patented NewTracker® technology, and our new web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. In 2015 we expect to fund between $230 to $270 million of loans during the year, based on the large volume of loan proposals we expect to receive in 2015. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our executive committee and senior lending team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. Our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.
•	Experienced Senior Lending Team with Proven Track Record. We believe that our senior lending team is one of the leading capital providers to SMBs. Since we acquired NSBF in 2003 through June 30, 2015, NSBF has invested in excess of $1.0 billion in 1,544 transactions. We intend to use a portion of the net proceeds of this offering to expand the financing activities of NSBF, our small business finance platform. Our senior lending team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus is to expand the debt financing activities of NSBF in SBA 7(a) loans, our executive committee also has substantial experience in making debt and equity investments through our Capcos. Since 1999 through June 30, 2015 the Capcos have invested an aggregate of $171.9 million in 186 transactions.
•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC is to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, offer larger loans, between $5.0 – $15.0 million each, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:
•	have 3 to 10 years of operational history;
•	significant experience in management;
•	credit worthy owners who provide a personal guarantee for our investment;
•	show a strong balance sheet including primarily real estate to collateralize our investments; and
•	show sufficient cash flow to be able to service the payments on our investments comfortably.

We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. We are also a Standard & Poor’s rated servicer for commercial loans and our exceptional servicing capabilities with a compact timeline for loan resolutions and dispositions has attracted various third-party portfolios. For example, since the banking crisis in 2009, SBL has been the sole servicer on behalf of the Federal Deposit Insurance Corporation (“FDIC”) for its

portfolio of approximately $29.4 million in SBA 7(a) loans from institutions taken over by the FDIC. As of June 30, 2015, SBL services a portfolio of approximately $453 million of SBA 7(a) loans for several commercial banks.

Business Development Company Conversion

On October 22, 2014, we effectuated the 1-for-5 Reverse Stock Split. In conjunction with the completion of the Initial Follow-On Offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and we elected to be regulated as a BDC under the 1940 Act in the BDC Conversion. In connection with our intention to elect RIC status in 2015, we anticipate that our board of directors will declare a special dividend in 2015 of approximately $3.29 per share of common stock (assuming approximately 10.3 million shares of common stock outstanding prior to this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. The actual amount of the special dividend is subject to authorization by our board of directors. As of June 30, 2015, our net asset value per common share was approximately $16.62. On March 19, 2015 and June 15, 2015, the Board declared $0.39 per share and $0.47 per share distributions, respectively. We expect the special dividend will be paid in the latter part of 2015. For more information, see “Prospectus Supplement Summary — Special Dividend” in this prospectus supplement.

As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation” in the accompanying prospectus.

In connection with our election to be regulated as a BDC, beginning with our 2015 tax year, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” in the accompanying prospectus and “Material U.S. Federal Income Tax Considerations” in this prospectus supplement and the accompanying prospectus.

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including the following:

•	Throughout our 16 year history we had never operated as a BDC until we converted on November 12, 2014.
•	We are dependent upon our senior lending team and our executive committee for our future success and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee, our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities which could reduce returns and result in losses.
•	Our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Investing in SMBs involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.
•	The lack of liquidity in our investments may adversely affect our business.
•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us.
•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage as well as the inability to raise such funds when needed.
•	There will be uncertainty as to the value of our portfolio investments.
•	We may experience fluctuations in our quarterly and annual results.
•	We will be subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under the Code, which would have a material adverse effect on our financial performance.
•	Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.
•	The market price of shares of our common stock may decline below our net asset value per share.
•	Our common stock price may be volatile and may decrease substantially.
•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.
•	We have identified material weaknesses in our internal control over financial reporting during 2012. Future internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	We have specific risks associated with making SBA 7(a) loans as set forth below.

See “Risk Factors” beginning on page 23 of the accompanying prospectus, and the other information included in the accompanying prospectus, for additional discussion factors you should carefully consider before deciding to invest in our securities.

Operating and Regulatory Structure

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in the accompanying prospectus. In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in this prospectus supplement and the accompanying prospectus.

Our Corporate Information

Our principal executive offices are located at 212 West 35th Street, 2nd Floor, New York, New York 10001, our telephone number is (212) 356-9500 and our website may be found at http://www.thesba.com. Information contained in our website is not incorporated by reference into this prospectus supplement, and you should not consider that information to be part of this prospectus supplement.

Recent Developments

Sterling Amendment

On August 27, 2015, NBC entered into Amendment No. 2 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended through August 27, 2015, including the Amendment, the “Agreement”), by and between Sterling National Bank (“Sterling”) and NBC. The Amendment permits NBC to use a portion of the warehouse line of credit provided by Sterling under the Agreement to fund inventory financing arrangements NBC may provide to its clients. The Amendment also removed certain restrictions placed upon us in connection with our guaranty of the credit facility provided under the Agreement.

NBC also entered into an additional Loan and Security Agreement with Sterling on August 27, 2015 (the “504 Loan Agreement”), pursuant to which Sterling and any future participant lenders agreed to provide NBC another line of credit to fund SBA 504 loans extended by NBC (the “504 Facility”). The maximum amount of the 504 Facility is up to $35,000,000, depending upon syndication. The 504 Loan Agreement specifies certain events of default, pursuant to which all outstanding amounts under the 504 Facility could become immediately due and payable. In addition, we have guaranteed NBC’s obligations under the 504 Loan Agreement, pursuant to a Guaranty dated as of August 27, 2015.

7.5% Notes

On September 23, 2015, we priced a public offering of $8,200,000 in aggregate principal amount of 7.5% notes due 2022 (the “7.5% Notes”). The net proceeds received, after deducting the underwriters’ discount and expenses, was $7,913,000. Additional offering costs of approximately $250,000 will be paid directly by us. The 7.5% Notes mature on September 30, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after September 23, 2018. The 7.5% Notes bear interest at a rate of 7.5% per year payable quarterly on March 31, June 30, September 30 and December 31, of each year, beginning December 31, 2015 and will trade on the NASDAQ Global Market under the trading symbol “NEWTZ.”

Securitization Notes

On September 25, 2015, the Company completed a securitization of $40.8 million of Standard and Poor’s (“S&P”) AA-rated Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2010-1 (the “Notes”). This was our largest securitization transaction to date and was accomplished as an amendment and supplement to our 2010-1 securitization. The Notes are collateralized by the right to receive payments and other recoveries attributable to the non-guaranteed portions of SBA 7(a) Loans made by NSBF and overcollateralized by NSBF’s participation interest in the non-guaranteed interests. Sandler O’Neill + Partners L.P. acted as the placement agent for the sale of the Notes and placed this issue with five institutional investors, three of whom were new to our securitization investment program. The Notes were priced and sold to investors at a yield of 2.5%, which represents an approximate 100 basis point improvement in the overall yield since our last securitization transaction priced. S&P rated the Notes as ‘AA’ based on the collateral in the entire, upsized pool.

Special Dividend

On October 1, 2015, our Board declared a special dividend of $3.29 per share, or approximately $34.0 million, payable on December 31, 2015, to common shareholder of record on November 18, 2015, which created an obligation on behalf of the Company to pay such special dividend. For more information with respect to the special dividend, see “Special Dividend” above in this prospectus supplement.

Change in Chief Compliance Officer

The Company announced that, as of October 1, 2015, Matthew Ash retired from his position as Chief Compliance Officer of the Company, but will continue to serve as special counsel to the Company. The Board appointed Michael A. Schwartz, the Chief Legal Officer of the Company, as the Chief Compliance Officer of the Company.

THE OFFERING

Common Stock Offered by us
2,000,000 shares, excluding 300,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Common Stock Outstanding Prior to This Offering
10,347,787 shares.
Common Stock Outstanding After This Offering
12,347,787 shares, excluding 300,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Use of Proceeds
We plan to use the net proceeds from the sale of our securities pursuant to this prospectus supplement and the accompanying prospectus to increase our lending activities in SBA 7(a) loans through NSBF, and for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and for general working capital purposes. We will also pay operating expenses and may pay other expenses such as due diligence expenses of potential new investments, as well as fund all or a portion of the special dividend, from the net proceeds from the sale of our securities pursuant to this prospectus supplement and the accompanying prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. See “Use of Proceeds” in this prospectus supplement.
NASDAQ Global Market Symbol
“NEWT”
Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our current and accumulated earnings and profits and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions” in the accompanying prospectus.
For more information regarding the special dividend declared on October 1, 2015, see “Prospectus Supplement Summary — Special Dividend” in this prospectus supplement.
Lock-Up Agreements
We, along with certain of our executive officers and directors, will enter into lock-up agreements with the representatives of the Underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representatives of the Underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 90 days after the date of this prospectus. At any time and without public notice, the representatives may in their sole discretion release some or all of the securities from these lock-up agreements.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus and “Material U.S. Federal Income Tax Considerations” in this prospectus supplement.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus.
Trading
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Leverage
As of October 6, 2015, we had an aggregate of $146.5 million of debt outstanding, including $8.2 million of 7.5% Notes Due 2022; $21.8 million outstanding under our $50.0 million credit facility with Capital One, National Association (the “Credit Facility”), related party notes of $18.1 million, and securitization notes payable of $98.4 million. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders. We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors” in the accompanying prospectus.
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock” in the accompanying prospectus.
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Newtek Business Services Corp., 212 West 35th Street, 2nd Floor, New York, New York 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Newtek,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. However you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.00%(1)
Offering expenses borne by us (as a percentage of offering price)	0.45%(2)
Dividend reinvestment plan fees	—%(3)
Total stockholder transaction expenses (as a percentage of offering price)	6.45%
Annual expenses (as a percentage of net assets attributable to common stock):
Operating expenses	14.82%(4)
Interest payments on borrowed funds	4.11%(5)
Other expenses	0.02%(6)
Acquired funds fees and expenses	None%(7)
Total annual expenses	18.95(8)

(1)	Represents the commission with respect to the shares of our common stock being sold in this offering.
(2)	The offering expenses of this offering are estimated to be approximately $150,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	“Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(5)	“Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds incurred for the year ended December 31, 2015, including our Credit Facility, Related party notes, 7.5% Notes due 2022 and Securitization notes payable.
(6)	“Other expenses” include expenses related to our DRIP plan.
(7)	We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.
(8)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$156	$491	$860	$1,958

The example and the expenses in the table above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement, in the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus supplement and accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and accompanying prospectus, respectively. Except as otherwise required by law, we are under no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements included or incorporated by reference in this prospectus supplement or accompanying prospectus, whether as a result of new information, future events or otherwise. The forward-looking statements and projections contained in this prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2015:

•	On an actual basis;
•	On an as adjusted basis to give effect to the special dividend declared by the Board of Directors on October 1, 2015 payable to shareholders of record as of November 18, 2015, in an amount of $3.29 per share. For more information with respect to the special dividend, see “Prospectus Supplement Summary — Special Dividend” above in this prospectus supplement.
•	On a further adjusted basis to give effect financing activities that occurred subsequent to June 30, 2015, including the issuance of $8.2 million in 7.5% notes due 2022 and the completion of a securitization transaction. For more information, see “Recent Developments” above in this prospectus supplement.
•	On a further adjusted basis to give effect to the sale of 2.0 million shares of our common stock in this offering at a public offering price of $16.50 per share (assuming no exercise of the underwriters’ overallotment option), after deducting the estimated underwriting discounts and commissions of approximately $2.0 million and estimated offering expenses of approximately $150,000 payable by us.

You should read this table together with “Use of Proceeds” and financial statements and related notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus.

		Proforma adjustments subsequent to June 30, 2015
	Actual June 30, 2015	As adjusted for Special Dividend declaration(1)	As adjusted for financing activities completed subsequent to June 30, 2015(2)	Proforma, as further adjusted for this offering(3)(4)
	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Assets:
Cash and cash equivalents	$6,092	$6,092	$17,193	$48,063
Investments at fair value	226,289	226,289	226,289	226,289
Other assets	74,948	74,948	84,699	84,699
Total assets	$307,329	$307,329	$328,181	$359,051
Liabilities:
Credit Facilities payable	45,441	45,441	25,814	25,814
Securitization notes payable	72,312	72,312	104,341	104,341
Notes due 2022	—	—	8,200	8,200
Special dividend payable	—	34,035	34,035	34,035
Other liabilities	19,952	19,952	20,202	20,202
Total liabilities	$137,705	$171,740	$192,592	$192,592
Net assets	$169,624	$135,589	$135,589	$166,459
Stockholders' Equity
Common stock, par value $0.02 per share; 200,000 shares authorized, 10,206 and 10,348 shares outstanding, as of June 30, 2015 and October 1, 2015, respectively	$205	$205	$205	$245
Additional paid-in capital	162,646	128,611	128,611	159,441
Distributions in excess of net investment income	(7,294)	(7,294)	(7,294)	(7,294)
Net unrealized appreciation on investments	7,220	7,220	7,220	7,220
Net realized gains on investments	6,847	6,847	6,847	6,847
Total Stockholders' equity	$169,624	$135,589	$135,589	$166,459
	—	—	—	—
Common shares outstanding	10,206	10,348 (5)	10,348	12,348
NAV per share	$16.62	$13.10	$13.10	$13.48	(1)(4)

(1)	On October 1, 2015, our Board declared a special dividend of $3.29 per share, or approximately

$34.0 million, payable on December 31, 2015 to common shareholders of record on November 18, 2015. As a result of its declaring the special dividend, and the resulting obligation, our Board also adjusted our NAV on the declaration date of the special dividend to reflect the total obligation. As the number of shares of our common stock to be distributed to shareholders was undeterminable on the date of declaration, we recorded the entire amount of the special dividend obligation as a liability on October 1, 2015, with a corresponding reduction in NAV and NAV per share. The result is an adjusted NAV of $135.6 million and NAV per share of $13.10, based on our common shares outstanding on October 1, 2015. Further, when the special dividend is paid, the resulting impact to NAV may be an increase in NAV based on the number of shares of our common stock issued at the election of shareholders and the market value of the shares upon issuance. For more information, see “Prospectus Supplement Summary — Special Dividend” in this prospectus supplement.
(2)	On September 23, 2015, we priced a public offering of $8.2 million in aggregate principal amount of 7.5% notes due 2022. For more information, see “Recent Developments — 7.5% Notes” in this prospectus supplement.

On September 25, 2015, we completed a securitization of $40.8 million of S&P AA-rated Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2010-1. For more information, see “Recent Developments —  Securitization Notes” in this prospectus supplement.

(3)	The “As Further Adjusted for this Offering” calculations exclude any exercise of the underwriters’ option to purchase additional shares.
(4)	NAV per share as adjusted does not reflect payment of the stock portion of the special dividend or the shares issued in conjunction therewith.
(5)	Excludes 147,303 shares issued through our Dividend Reinvestment Plan and shares issued in conjunction with an acquisition.

USE OF PROCEEDS

We estimate that we will receive net proceeds from the sale of the 2,000,000 shares of our common stock in this offering of approximately $30,870,000 million, or approximately $35,523,000 million if the underwriters exercise their option to purchase additional shares in full, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $150,000 payable by us.

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus supplement to increase our SBA 7(a) lending activity and make direct investments in portfolio companies (including, from time to time, acquiring controlling interests in portfolio companies) in accordance with our investment objectives and strategies described in this prospectus supplement. We will also pay operating expenses and may pay other expenses such as due diligence expenses of potential new investments, as well as fund all or a portion of the special dividend, from the net proceeds from the sale of our securities pursuant to this prospectus supplement. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments.

We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated, and qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Built-In Gains Tax

We anticipate that certain of our assets will have built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquire them) as of the beginning of 2015, which is the beginning of first year that we expect to qualify as a RIC. To the extent such gain is recognized by us upon a sale or other disposition of such assets during the ten-year period (or shorter applicable period) following the beginning of such taxable year, we will be required to pay a corporate-level tax on the net amount of any such built-in gains. Alternatively, we may make a special election to cause the gain to be recognized as of the beginning of such taxable year. In that event, we would be required to recognize such built-in gain as such assets were sold as of the beginning of such taxable year. We do not anticipate making this election at this time. Any corporate-level built-in gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period (or shorter applicable period), the actual amount of net built-in gain or loss present in those assets as of the beginning of such taxable year and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all stockholders and will reduce the amount available for distribution to stockholders. In addition, we will be required to distribute such gain (net of any corporate-level tax) to our stockholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”);
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer;
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”); and
•	distribute all of our earnings and profits accumulated for all years prior to the first taxable year that we qualify as a RIC no later than the last day of such taxable year, which we intend to do through the special dividend.

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year.

Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders who hold our common stock through foreign accounts or intermediaries may be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2018 if the holder of the foreign account or the intermediary through which they hold their shares is not in compliance with the Foreign Account Tax Compliance Act (“FATCA”).

Dividend Reinvestment Plan.  We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, for taxable years beginning before January 1, 2015, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2014, or if extended, that we would report any of our dividends as eligible for such exception.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder. Such amount may be subject to FATCA (as discussed below).

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or resides in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years or shorter applicable period, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of the Special Dividend

As discussed above, in order to be eligible to elect to be treated as a RIC under subchapter M of the Code beginning with our 2015 taxable year, we must, among other things, distribute by the end of 2015 all of our accumulated earnings and profits from all taxable years that we were taxed as a C corporation. We intend to satisfy this requirement through the payment of the special dividend. As discussed above, special dividend will be paid in cash or shares of the Company’s common stock at the election of the shareholders, although the total amount of cash to be distributed to all shareholders will be limited. The remainder of the dividend will be paid in the form of shares of the Company’s common stock. This dividend is being made in accordance with certain applicable Treasury regulations and private letter rulings on cash/stock dividends issued by the IRS over the years that allow a publicly-traded regulated investment company to satisfy its distribution requirements from a distribution paid partly in common stock provided that at least 20% of the distribution is payable in cash and certain other requirements are satisfied. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash.

Special Dividend: Taxation of U.S. Holders. Each U.S. Holder must include the sum of the value of the our stock and the amount of cash, if any, received pursuant to the special dividend in his, her, or its gross income as dividend income. The Treasury regulations and IRS private letter rulings noted above confirm that, for this purpose, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of the stock. A stockholder that receives our stock pursuant to the special dividend will have a tax basis in such stock equal to the amount of cash that could have been received instead of such stock as described above, and the holding period in such stock would begin on the day following the payment date for the dividend. Subject to certain holding period and other requirements, the special dividend will be eligible for the reduced maximum tax rates applicable to qualified dividends for non-corporate stockholders. It is uncertain whether such distribution will be eligible for the dividends received deduction applicable to corporate shareholders. Back-up withholding may apply. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS — Taxation of U.S. Stockholders.”

U.S. Holders are urged to consult their own tax advisors to determine the federal, state, and local income tax consequences of the special dividend in light of their unique circumstances.

Special Dividend: Taxation of Non-U.S. Holders. For non-U.S. Holders, the dividend will be subject to withholding of U.S. Federal withholding tax on a gross basis at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty), unless it is treated as effectively connected with the conduct by the non-U.S. Holder of a United States trade or business. Certain certification and disclosure requirements must be satisfied for the stockholder to be exempt from withholding under the effectively connected income exemption or to qualify for a reduced rate of withholding under an applicable treaty. If the dividend is effectively connected with a non-U.S. Holder’s U.S. trade or business, such non-U.S. Holder will be subject to tax on the dividend on a net basis (that is, after allowance of deductions) at graduated rates and generally will not be subject to withholding. A non-U.S. Holder that is a corporation may also be subject to an additional branch profits tax on the dividend at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Generally, information reporting will apply to the payment of the dividend, and backup withholding may apply, unless the payee certifies that it is not a U.S. person or otherwise establishes an exemption. Such distribution may also be subject to withholding under FATCA. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS — Taxation of Non-U.S. Stockholders.”

UNDERWRITING

Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated October 8, 2015, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Shares

Keefe, Bruyette & Woods, Inc.	680,000
Raymond James & Associates, Inc.	680,000
JMP Securities LLC	300,000
Ladenburg Thalmann & Co. Inc.	240,000
Compass Point Research & Trading, LLC	100,000
Total	2,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer the shares offered by this prospectus supplement and the accompanying prospectus directly to the public at the public offering price set forth on the cover page of this prospectus supplement. The underwriting discount of $0.99 per share is equal to 6.0% of the initial offering price. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before October 15, 2015. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The underwriters to this offering agree not to sell any of the shares offered by this prospectus supplement and the accompanying prospectus to, or for the benefit of, a broker-dealer that is not an underwriter of these shares. After the initial offering of these shares, the public offering price, concession or any other term of this offering may be changed. Certain of the underwriters may sell shares to the public through one or more of their affiliates as selling agents.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus supplement, to purchase from us up to an additional 300,000 shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We and each of our directors and executive officers has agreed that, for a period of 90 days from the date of this prospectus supplement (the “Lock-up Period”), such party will not, without the prior written consent of Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., on behalf of the underwriters, offer, sell or contract to sell any shares or any securities convertible into or exchangeable for shares, provided, however, that the Company may issue and sell shares pursuant to our dividend reinvestment plan in addition to certain other limited exceptions applicable to us and to our directors and executive officers. Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc. in their sole discretion may release any of the securities subject to these lock-up agreements at any time.

Our common stock is traded on the NASDAQ Global Market under the symbol “NEWT.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase 300,000 additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$0.99	$0.99
Total	$1,980,000	$2,277,000

The Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus supplement is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., on behalf of the underwriters, may purchase and sell shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Keefe, Bruyette & Woods, Inc. and/or Raymond James & Associates, Inc. repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that the total expenses of this offering, excluding the underwriting discounts, will be approximately $150,000.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make

Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Company’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us and our affiliates in the ordinary course of business. In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may in the future have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the common stock. Any such short positions could adversely affect future trading prices of our common stock. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Certain of the underwriters and their affiliates were underwriters in connection with certain of our previous public offerings, for which they received customary fees.

The principal business addresses of the representatives of the underwriters are: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, New York 10019 and Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, District of Columbia. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Pepper Hamilton LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected McGladrey LLP as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the year ended December 31, 2014 and the consolidated financial statements for Newtek Business Services, Inc. for the year ended December 31, 2013 have been audited by McGladrey LLP. The consolidated statements of income, changes in equity and cash flows of Newtek Business Services, Inc. for the year ended December 31, 2012 included in the accompanying prospectus have been so included in reliance on the report of CohnReznick LLP, independent registered public accounting firm, appearing elsewhere in the accompanying prospectus, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We maintain a website at www.thesba.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 212 West 35th Street, 2nd Floor, New York, New York 10001. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

PROSPECTUS

Newtek Business Services Corp.

$300,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Along with its controlled portfolio companies, Newtek provides a wide range of business services and financial products under the Newtek brand to the small- and medium-sized business (“SMB”) market. Newtek’s products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek AdvantageTM, Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll, including SBA 7(a) lending, payroll.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control.

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common shares are currently traded on the NASDAQ Capital Market under the symbol “NEWT.” As of August 12, 2015, the last reported closing price of our common shares on the NASDAQ Capital Market was $18.40.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to their own risks. See “Risk Factors” beginning on page 23 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 212 West 35th Street, New York, New York 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

The date of this prospectus is August 19, 2015.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Company may offer, from time to time, in one or more offerings, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Available Information” in this prospectus.

In November 2014, Newtek Business Services, Inc., (“Newtek NY”) including its subsidiaries and controlled portfolio companies, merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and subsequently electing to be regulated as a BDC under the 1940 Act. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “Company” and “Newtek” refer to Newtek Business Services, Inc. prior to the BDC Conversion (as defined below) and its successor, Newtek Business Services Corp. following the BDC Conversion. Unless otherwise specified, all per share data throughout this prospectus is adjusted for the 1 for 5 Reverse Stock Split (as defined below) effectuated on October 22, 2014.

In preparation for the BDC Conversion, as defined below, at a special meeting held on October 22, 2014 and pursuant to a proxy solicitation conducted by us, Newtek NY’s existing shareholders approved: (i) its merger with Newtek Business Services Corp. for the purpose of reincorporating from New York to Maryland; (ii) a reverse stock split, or the “Reverse Stock Split”; (iii) our ability to sell shares below our net asset value in one or more offerings; and (iv) the adoption of an equity compensation plan. The historical financial results included in this prospectus do not account for the Reverse Stock Split.

We consider small- and medium-sized businesses, which we refer to herein as “SMBs,” as companies having revenues between $1 million to $100 million.

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. We were formed to continue and expand the business of Newtek NY. We expect that our investments will typically be similar to the investments we made as prior to our reincorporation.

Our Business

We are an internally managed BDC that is a leading national lender and that owns and controls certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software. We believe that this technology and low cost business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated business with internal management. We focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire, and process SMB customers without reliance on high cost sales staff and time consuming application processes, which is highly cost effective as it relies on advanced technology, primarily our proprietary and patented prospect management system, NewTracker®.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $1.0 billion through approximately 1,544 transactions since 2003 and we are currently the largest non-bank financial institution U.S. Small Business Administration (“SBA”) licensed lender under the federal Section 7(a) loan program based on annual origination volume. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, coupled with on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. During 2012, 2013, 2014 and through June 30, 2015, we have consistently been the largest non-bank and currently are the tenth largest SBA 7(a) lender in the country based on dollar volume of loans.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

Newtek and its controlled portfolio companies all use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables all operations to acquire SMB customers in a highly cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of their referrals giving. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also highly cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek products or services.

Post BDC Conversion, for the period November 12, 2014 through December 31, 2014, and for the six months ended June 30, 2015, our total investment income was $2.0 million and $10.4 million, respectively. In the same periods, the net increase in net assets was $681.0 thousand and $14.9 million, respectively.

Corporate History

Newtek NY merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland in anticipation and prior to the election by the Company to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). In addition, on October 22, 2014, we effectuated a 1 for 5 Reverse Stock Split in order to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity. Newtek NY’s officers and directors immediately before the BDC Conversion became the Company’s officers and directors. Following the BDC Conversion, and the Company’s subsequent election to be regulated as a

BDC, the Company completed a public offering of 2.53 million shares of its common stock (including full exercise of the over-allotment) (the “Initial Follow-On Offering”).

Set forth below is a diagram of our current organizational structure:

We used the net proceeds of the Initial Follow-On offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. We believe that our transition to a BDC and RIC provides us with access to lower-cost capital and a business structure conducive to expanding our lending activities and assists in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment is making loans and providing business services to the SMB market through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio.

Small Business Finance

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our small business finance platform, comprised of Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed SBA lender. NSBF originates, sells and services loans to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also consists of Newtek Business Credit (“NBC”), a portfolio company, which provides receivables financing, including inventory and health care receivables and management services to SMBs which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBC offers back office receivables services for SMBs, such as billing and cash collections. An additional wholly-owned portfolio company, Small Business Lending, Inc. (“SBL”), engages in third party loan servicing for SBA and non-SBA loans.

We are expanding our small business finance platform primarily by making senior secured loans through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Corporations that provide loans nationwide under the federal Section 7(a) loan program (“SBA 7(a) loans”). NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF, along with our wholly-owned portfolio company, SBL, manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2015 includes approximately $453 million of SBA 7(a) loans that SBL services on behalf of third parties. NSBF originated approximately $202.3 million of SBA (a) loans during 2014 and $103.5 million for the six month period ended June 30, 2015. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and that our transition to a BDC helps fuel the growth of our loan portfolio by providing us with better access to lower-cost capital. In October 2014 we amended our agreement with our warehouse lender, Capital One, National Association (“Capital One”), to increase the line of credit available to support our SBA lending from $27 million to $50 million and extended the term to May 2018.

The SBA is an independent government agency that facilitates one of the nation’s largest source of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5.0 million for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for all SBA 7(a) loan investors. SBA 7(a) loans are typically between seven and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. Since inception, NSBF has sold approximately $746.3 million of the SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value was shared equally between NSBF and the SBA. In December 2010, NSBF launched its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed four securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to do additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1.0 million or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically as of June 30, 2015, NSBF’s loan portfolio consisted of 854 loans originated across 50 states in 68 different industries as defined by the North American Industry Classification System. The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of June 30, 2015 (in thousands):

Distribution by NAICS Code Description

NAICS Code Description	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	108	13,340	124	9.03%
Amusement, Gambling, and Recreation Industries	38	10,018	264	6.78%
Repair and Maintenance	53	8,774	166	5.94%
Specialty Trade Contractors	44	7,831	178	5.30%
Ambulatory Health Care Services	59	6,685	113	4.53%
Accommodation	32	6,631	207	4.49%
Truck Transportation	18	5,931	330	4.02%
Food Manufacturing	16	5,625	352	3.81%
Professional, Scientific, and Technical Services	39	5,585	143	3.78%
Fabricated Metal Product Manufacturing	17	5,195	306	3.52%
Other	430	72,039	168	48.79%
Total	854	$147,654	$173	100.00%

Distribution by State

State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
FL	92	18,197	198	12.32%
NY	105	16,234	155	10.99%
PA	54	9,268	172	6.28%
NJ	60	9,225	154	6.25%
CT	50	9,108	182	6.17%
GA	43	8,427	196	5.71%
TX	47	8,371	178	5.67%
CA	45	6,478	144	4.39%
OH	26	4,900	188	3.32%
IL	27	4,498	167	3.05%
Other	305	52,948	174	35.86%
Total	854	$147,654	$173	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows (dollar amounts in thousands):

Risk Rating

Portfolio	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Risk Rating 1 – 4	777	$136,084	$175	92.16%
Risk Rating 5	12	1,873	156	1.27
Risk Rating 6	52	8,600	165	5.82
Risk Rating 6/7 and 7	13	1,097	84	0.74
Total	854	$147,654	$173	100.00%

Refer to “Business — Ongoing Relationships with Portfolio Companies” for a description of our risk rating system.

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2015 was 16.51 years and 6.01%, respectively.

Using the origination platform and borrower relationships that we have developed over twelve years and our experience and knowledge with SBA 7(a) lending, we are developing a conventional lending platform that will be similar to the SBA 7(a) lending program in terms of high credit quality and rigorous underwriting, but without the SBA’s guarantee. To compensate for the lack of the SBA’s guarantee, we intend to charge higher, double-digit interest rates on our loans. By leveraging our infrastructure in this way, we believe we will be able to grow our lending business at a faster rate than we have done historically and potentially provide better returns to our shareholders.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2015, represented approximately 38% of our total investment portfolio. Specifically, we hold a controlling interest in SBL, NBC, Universal Processing Services of Wisconsin, LLC, d/b/a Newtek Merchant Solutions (“NMS”), CrystalTech Web Hosting, Inc. d/b/a/ Newtek Technology Solutions® (“NTS”), and Newtek Insurance Agency, LLC (“NIA”). In addition, one of our subsidiaries holds a controlling interest in PMTWorks Payroll, LLC, d/b/a Newtek Payroll Services (“NPS”). We refer to these entities, collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform. Controlled portfolio companies that provide significant services include the following:

•	NMS markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. As of June 30, 2015, NMS provided services to over 13,000 merchants. NMS’s merchant base consists of both eCommerce and brick-and-mortar clients and is principally focused on the SMB market, a segment that offers relatively attractive pricing margins and has been difficult for competitors to penetrate.
•	NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, e-commerce, data storage and backup, and other related services to more than 106,000 business and customer accounts in 162 countries.

•	NIA serves as a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states.
•	NPS offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs.
•	CDS, which does business as Newtek Business Credit (“NBC”) offers traditional factoring and receivables purchase services to SMBs as well as back office services, including inventory health care receivables such as billing and cash collections.
•	SBL engages in loan servicing activities for governmental agencies and other third party financial institutions.

Our controlled portfolio companies combined with our lending platform provide us with a network of business relationships that allows to cross-sell our financing options and further establishes us as a “one-stop-shop” for SMBs.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our board of directors will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain controlled portfolio companies.

For our two largest affiliate investments, as of June 30, 2015, our valuation of NMS was approximately $50.2 million, which represents an enterprise value to LTM EBITDA multiple of 4.75x, and our valuation of NTS was approximately $21.1 million, which represents an enterprise value to LTM EBITDA multiple of 5.25x. Such valuations and multiples reflect our current assumptions, and future valuations are determined by our board of directors with the assistance, in some instances, of a third party valuation firm.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our intent to elect to be regulated as a BDC, we have initiated a direct marketing strategy to SMB customers through our new “go to market” brand, The Small Business Authority ®. Through a coordinated radio and television advertising campaign built around this brand, and our web presence, www.thesba.com, we are establishing ourselves as a preferred provider of SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the real authority on small businesses. We have developed the SB Authority Index®, a proprietary, multi-dimensional index of small business activity which we prepare and release monthly and which has appeared in numerous media outlets. We also conduct a Market Sentiment Survey each month on a topic which is or should be of vital concern to the SMB market and release these results each month. Finally, we are an approved contributor to the Forbes.com website and we frequently post content relevant to the SMB and wider business markets and our Chief Executive Officer is a frequent guest on various business related TV programs on the Fox, Fox Business News, CNN, CNBC and MSNBC networks.

We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, CTAA, EInsure, ENT Federal Credit Union, Randolph Brooks Federal Credit Union, Members First Federal Credit Union, The Hartford, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National

Bank and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our new web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business to business environment. This provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, which is similar to but better than the system popularized by Salesforce.com, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all our business lines and of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we only pay fees for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team, which includes Barry Sloane, Peter Downs, Susan Streich, David Leone, Robert Hawes, Gary Golden and Gary Taylor (our “senior lending team”), most of which have worked together for more than 10 years, and each have over 25 years of experience in finance-related fields. In particular, they have originated over $1.0 billion of SBA 7(a) loans over the past thirteen years and currently manage a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2015 includes $453 million of SBA 7(a) loans that SBL services on behalf of third parties. These investment professionals have worked together to screen opportunities, underwrite new investments, and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust, and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our executive officers, which include Barry Sloane, Craig J. Brunet, Jennifer C. Eddelson, Matthew G. Ash, Michael A. Schwartz, and Peter Downs (our “executive committee”), under the supervision of our board of directors, and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. Our executive committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis. Messrs. Sloane, Brunet, Downs and Ash have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.  We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, during 2012, 2013, and 2014 and through June 30, 2015, NSBF was the largest, independent non-bank originator of SBA 7(a) loans by dollar volume and is currently the tenth largest in the country. As a result, we believe we are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure to do it cost effectively in all 50 states and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns.  We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future. In addition, while we anticipate originating a range of approximately $230 to $270 million of SBA 7(a) loans during 2015, we will select these loans from the large volume of loan proposals we annually receive.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks will reduce lending by traditional large financial institutions and community banks.  While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.  Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll solutions. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•	Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our board of directors and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.
•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in a very advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.
•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process the business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. Over the past twelve years, the combination of our brand, our portal, our patented NewTracker® technology, and our new web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. In 2015 we expect to fund between $230 to $270 million of loans during the year, based on the large volume of loan proposals we expect to receive in 2015. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our executive committee and senior lending team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. Our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.
•	Experienced Senior Lending Team with Proven Track Record. We believe that our senior lending team is one of the leading capital providers to SMBs. Since we acquired NSBF in 2003 through June 30, 2015, NSBF has invested in excess of $1.0 billion in 1,544 transactions. We intend to use a portion of the net proceeds of this offering to expand the financing activities of NSBF, our small business finance platform. Our senior lending team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus is to expand the debt financing activities of NSBF in SBA 7(a) loans, our executive committee also has substantial experience in making debt and equity investments through our Capcos. Since 1999 through June 30, 2015 the Capcos have invested an aggregate of $171.9 million in 186 transactions.
•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC is to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, offer larger loans, between $5.0 – $15.0 million each, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:
•	have 3 to 10 years of operational history;
•	significant experience in management;
•	credit worthy owners who provide a personal guarantee for our investment;
•	show a strong balance sheet including primarily real estate to collateralize our investments; and
•	show sufficient cash flow to be able to service the payments on our investments comfortably.

We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. We are also a Standard & Poor’s rated servicer for commercial loans and our exceptional servicing capabilities with a compact timeline for loan resolutions and dispositions has attracted various third-party portfolios. For example, since the banking crisis in 2009, SBL has been the sole servicer on behalf of the Federal Deposit Insurance Corporation (“FDIC”) for its portfolio of approximately $29.4 million in SBA 7(a) loans from institutions taken over by the FDIC. SBL also services a portfolio of approximately $453 million of SBA 7(a) loans and other loans for several commercial banks as of June 30, 2015.

Business Development Company Conversion

On October 22, 2014, we effectuated the 1-for-5 Reverse Stock Split. In conjunction with the completion of the Initial Follow-On Offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and we elected to be regulated as a BDC under the 1940 Act in the BDC Conversion. In connection with our intention to elect RIC status in 2015, we anticipate that our board of directors will declare a special dividend in 2015 of approximately $3.29 per share of common stock (assuming approximately 10.3 million shares of common stock outstanding prior to this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. The actual amount of the special dividend, is subject to authorization by our board of directors. As of June 30, 2015, our net asset value per common share was approximately $16.62. On March 19, 2015 and June 15, 2015, the Board declared a $0.39 per share and $0.47 per share distribution, respectively. We expect the special dividend will be paid in the latter part of 2015.

As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we are not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation.”

In connection with our election to be regulated as a BDC, beginning with our 2015 tax year, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including the following:

•	Throughout our 16 year history we had never operated as a BDC until we converted on November 12, 2014.
•	We are dependent upon our senior lending team and our executive committee for our future success and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee, our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities which could reduce returns and result in losses.
•	Our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	Investing in SMBs involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.
•	The lack of liquidity in our investments may adversely affect our business.
•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us.
•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage as well as the inability to raise such funds when needed.
•	There will be uncertainty as to the value of our portfolio investments.
•	We may experience fluctuations in our quarterly and annual results.

•	We will be subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under the Code, which would have a material adverse effect on our financial performance.
•	Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.
•	The market price of shares of our common stock may decline below our net asset value per share.
•	Our common stock price may be volatile and may decrease substantially.
•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.
•	We have identified material weaknesses in our internal control over financial reporting during 2012. Future internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	We have specific risks associated with making SBA 7(a) loans as set forth below.
•	Your interest in the Company may be diluted if you do not fully exercise your subscription rights in any rights offering.
•	If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
•	Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

See “Risk Factors” beginning on page 23, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Our Corporate Information

Our principal executive offices are located at 212 West 35th Street, 2nd Floor, New York, New York 10001, our telephone number is (212) 356-9500 and our website may be found at http://www.thesba.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities pursuant to this prospectus to increase our lending activities in SBA 7(a) loans through NSBF, and for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses and may pay other expenses such as due diligence expenses of potential new investments, as well as fund all or a portion of the special dividend, from the net proceeds from the sale of our securities pursuant to this prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds”.
NASDAQ Capital Market Symbol of Common Stock
“NEWT”
Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions”.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”
Leverage
As of June 30, 2015, we had an aggregate of $117.7 million of debt outstanding, including $26.3 million outstanding under our $50.0 million credit facility with Capital One (the “Credit Facility”), securitization notes payable of $72.3 million, and $19.1 million of notes payable to two of our controlled portfolio companies. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders.
Trading
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of August 12, 2015, our common stock closed at a 10.7% premium to our net asset value of $16.62 per share as of June 30, 2015.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Newtek Business Services Corp., 212 West 35th Street, 2nd Floor, New York, New York 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Newtek,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. However you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan expenses	N/A	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Operating expenses	13.95	%(5)
Interest payments on borrowed funds	3.53	%(6)
Other expenses	0.02	%(7)
Total annual expenses	17.50%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$146	$462	$809	$1,843

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the Example will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amounts of offering expenses of the offering and offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	The Company has not included proceeds from this offering in the calculation of the annual expenses. The annualized expenses are based on our annualized expenses and net asset value as of June 30, 2015.
(5)	“Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds by annualizing our actual interest, fees and other debt-related expenses incurred for the six months ended June 30, 2015, including our Credit Facility, bank notes payable and securitization notes payable.
(7)	“Other expenses” include expenses related to our DRIP plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected statements of income and balance sheet data for the five years ended December 31, 2014 have been derived from the audited financial statements for each of the five years ended December 31, 2014. The Consolidated Financial Statements for the three years ended December 31, 2012 have been audited by CohnReznick LLP. The Consolidated Financial Statements for the two years ended December 31, 2014 have been audited by McGladrey LLP. The data for the six months ended June 30, 2015 and 2014 has been derived from unaudited financial statements, which, in the opinion of management, include all adjustments consisting only of normal recurring adjustments, necessary for a fair statement of the results for the unaudited interim periods. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements, including the notes thereto, included in this prospectus.

	As of and for the Six Months Ended		November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012	2011	2010
	June 30, 2015	June 30, 2014
	(dollar amounts in thousands, except per share data)
Investment income:
From non-affiliate investments
Interest income	$4,356	—	$1,076	—	—	—	—	—
Servicing income	2,111	—	562	—	—	—	—	—
Other income	859	—	270	—	—	—	—	—
Total investment income from non-controlled/non-affiliate investments	7,326	—	1,908
From controlled investments				—	—	—	—	—
Interest income	144	—	27	—	—	—	—	—
Dividend income	2,874	—	37	—	—	—	—	—
Other income	12	—	4	—	—	—	—	—
Total investment income from controlled investments	3,030	—	68	—	—	—	—	—
Total investment income	10,356	—	1,976	—	—	—	—	—
Operating revenues:
Electronic payment processing	—	44,690	—	$79,527	$89,651	$85,483	$82,473	$80,920
Web hosting and desgin	—	8,101	—	13,730	17,375	18,208	19,181	19,164
Premium income	—	10,129	—	18,623	19,456	12,367	12,468	2,428
Interest income	—	3,129	—	5,663	4,838	3,422	2,629	1,903
Servicing fee income	—	5,283	—	9,253	6,565	6,862	3,101	2,568
Income from tax credits	—	28	—	48	113	522	1,390	2,380
Insurance commissions	—	801	—	1,480	1,737	1,205	1,071	886
Other income	—	2,054	—	3,523	3,858	3,061	3,026	2,470
Total operating revenues	—	74,215	—	131,847	143,593	131,130	125,339	112,719
Net change in fair value of:
SBA loans	—	(1,147)		(3,663)	(1,226)	(1,013)	(5,493)	3,494
Warrants	—	—		—	—	(111)	—	—

	As of and for the Six Months Ended		November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012	2011	2010
	June 30, 2015	June 30, 2014
	(dollar amounts in thousands, except per share data)
Credits in lieu of cash and notes payable in credits in lieu of cash	—	—		(5)	21	3	(131)	38
Total net change in fair value	—	(1,147)		(3,668)	(1,205)	(1,121)	(5,624)	3,532
Expenses:
Electronic payment processing costs	—	37,937	—	67,011	75,761	72,183	69,389	68,187
Salaries and benefits	6,156	13,301	1,458	23,373	24,360	22,314	21,042	19,391
Interest	3,084	5,225	568	7,323	5,863	4,495	3,416	4,479
Depreciation and amortization	170	1,751	43	3,140	3,284	3,036	3,955	4,709
Goodwill impairment	—	—	—	1,706	—	—	—	—
Provision for loan losses	—	(66)	—	(53)	1,322	810	763	1,909
Other general and administrative costs	5,717	10,415	2,236	18,536	20,729	17,732	19,122	16,699
Total expenses	15,127	68,563	4,305	121,036	131,319	120,570	117,687	115,374
Net investment loss before income tax	(4,771)	—	(2,329)		—	—	—	—
Provision for income tax – post BDC	—	—	194	—	—	—	—	—
Net investment loss	—	—	(2,523)		—	—	—	—
Net realized and unrealized gain (loss):
Net realized gain on non-affiliate investments	15,039	—	595	—	—	—	—	—
Net unrealized appreciation on non-affiliate investments	—	—	2,733	—	—	—	—	—
Net unrealized depreciation on SBA guaranteed non-affiliate investments	(3,162)	—	—	—	—	—	—	—
Net unrealized depreciation on SBA unguaranteed non-affiliate investments	(1,136)	—	—	—	—	—	—	—
Net unrealized appreciation on controlled investments	9,519	—	—	—	—	—	—	—
Net unrealized depreciation on servicing assets	(612)	—	(120)	—	—	—	—	—
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	2	—	(4)	—	—	—	—	—

	As of and for the Six Months Ended		November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012	2011	2010
	June 30, 2015	June 30, 2014
	(dollar amounts in thousands, except per share data)
Net realized and unrealized gains	19,650	—	3,204		—	—	—	—
Income before income taxes		4,505	—	7,143	11,069	9,439	2,028	877
Net increase in net assets resulting from operations	$14,879	—	$681	—	—	—	—	—
Provision for income taxes		1,760	—	3,935	3,918	3,882	(1,195)	(418)
Net income		2,745	—	3,208	7,151	5,557	3,223	1,295
Net loss attributable to non-controlling interests		40	—	85	377	86	112	144
Net income attributable to Newtek Business Services Corp.		$2,785	—	3,293	$7,528	$5,643	$3,335	$1,439
Weighted average common shares outstanding:
Basic		7,096	—	7,315	7,059	7,105	7,141	7,131
Diluted		7,692	—	7,315	7,581	7,349	7,215	7,160
Basic income per share		$0.39	—	$0.45	$1.01	$0.79	$0.47	$0.20
Diluted income per share		$0.36	—	$0.45	$0.94	$0.77	$0.46	$0.20
Net increase in net assets per share	$1.46		$0.09	—	—	—	—	—
Net investment loss per share	$(0.47)		$(0.33)	—	—	—	—	—
Dividends and distributions declared per share	$0.86
Weighted average shares outstanding	10,206		7,620	—	—	—	—	—
Balance Sheet Data (at end of period):
Investments, at fair value	$226,289	$—	$233,462	—	—	—	—	—
Total assets	$307,329	$200,896	$301,832	—	$198,612	$152,742	$129,795	$165,015
Notes payable	$45,441	$43,613	$43,023	—	$41,218	$39,823	$13,565	$28,053
Securitization notes payable	$72,312	$54,959	$79,520	—	$60,140	$22,039	$26,368	$15,104
Notes payable in credits in lieu of cash	$1,542	$2,898	$2,229	—	$3,641	$8,703	$16,948	$35,494
Deferred tax asset (liability)	$—	$4,171	$2,873	—	$3,606	$2,318	$170	$(3,002)
Non-controlling interests	$—	$1,592	$—	—	$1,665	$2,055	$1,180	$1,309
Net assets/stockholders’ equity	$169,624	$80,564	$166,418	—	$77,009	$68,902	$59,153	$55,594
Common shares outstanding at period end	10,206	7,124	10,206	—	7,077	7,036	7,140	7,133
Newtek Business Services Corp. net asset value/stockholders’ equity per share	$16.62	$11.31	$16.31	—	$10.88	$9.79	$8.28	$7.79

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for the quarters ended June 30, 2015 and March 31, 2015, and the fiscal years ended December 31, 2014, 2013 and 2012. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. The below tables have been adjusted to reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014.

	For the quarter ended (In Thousands, except per share data)
2015	June 30, 2015	March 31, 2015
Total investment income	$5,606	$4,750
Net investment loss	$(2,295)	$(2,476)
Net increase in net assets	$4,876	$10,003
Net increase in net assets per share	$0.48	$0.98

	For the quarter ended			Period from
	(In Thousands, except Per Share Data)
2014	March 31	June 30	September 30	October 1, 2014 through November 11, 2014	November 12, 2014 through December 31, 2014
Total Revenue	$36,087	$38,128	$38,166	$19,460	$—
Investment income	$—	$—	$—	$—	$1,976
Income before income taxes	$2,216	$2,289	$4,523	$(1,228)	$—
Net investment loss before income tax	$—	$—	$—	$—	$(2,329)
Net income available to common stockholders	$1,391	$1,394	$2,644	$(1,415)	$—
Net increase in net assets resulting from operations	$—	$—	$—	$—	$681
Income (loss) per share – Basic	$0.20	$0.20	$0.35	$(0.19)	$—
Income (loss) per share – Diluted	$0.18	$0.18	$0.34	$(0.19)	$—
Net increase in net assets per share	$—	$—	$—	$—	$0.09

	For the quarter ended (In Thousands, except Per Share Data)
2013	March 31	June 30	September 30	December 31
Total Revenue	$34,144	$37,011	$34,774	$37,664
Income before income taxes	$2,202	$2,881	$1,953	$4,033
Net income available to common stockholders	$1,452	$1,842	$1,820	$2,414
Income per share – Basic	$0.21	$0.26	$0.26	$0.34
Income per share – Diluted	$0.19	$0.24	$0.24	$0.32

	For the quarter ended (In Thousands, except Per Share Data)
2012	March 31	June 30	September 30	December 31
Total Revenue	$30,729	$32,338	$33,458	$34,605
Income before income taxes	$1,633	$1,946	$2,659	$3,201
Net income available to common stockholders	$1,019	$1,243	$1,307	$2,074
Income per share – Basic	$0.15	$0.15	$0.20	$0.30
Income per share – Diluted	$0.15	$0.15	$0.15	$0.30

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Throughout our 16 year history we had never operated as a BDC until we converted on November 12, 2014.

Although Newtek has operated since 1998, we have no operating history as a BDC. As a result, we can offer no assurance that we will achieve our investment objective and that the value of any investment in our Company will not decline substantially. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management has not had any prior experience operating under this BDC regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is not a public market for the securities of the privately held companies in which we invest. As a result, we value these securities annually and quarterly at fair value based on various inputs, including management, third-party valuation firms and our audit committee, and with the oversight, review and approval of our board of directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our board of directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling stock during a period in which the net asset value understates the value of our investments will receive a lower price for their stock than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objectives will depend on our ability to manage and deploy capital, which will depend, in turn, on our management’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis will largely be a function of our management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our senior lending team and our executive committee is called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We are dependent upon our senior lending team and our executive committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee our ability to achieve our investment objective could be significantly harmed.

We depend on our senior lending team and executive committee as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers and employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior lending team and our executive committee and the replacement of any departing individuals with others of comparable skills and experience. The departure of any of the members of our senior lending team, our executive committee or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We will compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we may be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors will have greater experience operating under, or may not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objectives depends on our senior lending team’s and our executive committee’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our senior lending team, our executive committee and our other investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our senior lending team and our executive committee will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our senior lending team and our executive committee fail to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our senior lending team and our executive committee have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Continuing to expand our debt financing activities in SBA 7(a) loans will require us to raise additional capital. The failure to continue to generate such loans on a consistent basis could have a material impact on our results of operations, and accordingly, our ability to make distributions to our stockholders. Additionally, as a RIC, we will generally be unable to retain earnings in the same manner and to the same extent as we have historically, which consequently increases the need to raise additional debt and equity capital after completion of this offering. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Illustration:  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to stockholders(2)	(21.41)%	(12.35)%	(3.29)%	5.77%	14.83%

(1)	Assumes $307.3 million in total assets, $117.8 million in debt outstanding, $169.6 million in net assets as of June 30, 2015, and an average cost of funds of 4.74%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annuals returns on our June 30, 2015 total assets of at least 1.82%.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Although we must obtain shareholder approval to cease to be, or withdraw our election as a BDC, our board of directors has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies will have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause stockholders to lose all or part of their investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

Although we intend to elect to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC. To obtain and maintain our qualification as a RIC, we must meet certain income source, asset diversification, and annual distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure investors that we will pay distributions to our stockholders in the future.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or PIK interest. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends will be required to include the amount of the dividends as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We have identified material weaknesses in our internal control over financial reporting for 2012. Future internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. We identified material weaknesses in our internal control over financial reporting for 2012. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. We have taken steps to remediate our internal control processes, but any failure by us to identify future deficiencies in our internal control over financial reporting in a timely manner or remediate any such deficiencies, could prevent us from accurately and timely reporting our financial results. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our senior lending team and our executive committee to other types of investments in which our senior lending team and our executive committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Curtailment of the government-guaranteed loan programs could cut off an important segment of our business.

Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA program, or that it will continue to guarantee loans at current levels. If we cannot continue making and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period. In addition, these agencies may change their rules for extending loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to SMBs and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.

Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.

We are dependent upon the Federal government to maintain the SBA 7(a) Program. There can be no assurance that the program will be maintained or that loans will continue to be guaranteed at current levels. In addition, there can be no assurance that NSBF will be able to maintain its status as a Preferred Lender or that we can maintain our SBA 7(a) license. If we cannot continue originating and selling government guaranteed loans at current levels, we could experience a decrease in future servicing spreads and earned premiums. From time-to-time the SBA has reached its internal budgeted limits and ceased to guarantee loans for a stated period of time. In addition, the SBA may change its rules regarding loans or Congress may adopt legislation or fail to approve a budget that would have the effect of discontinuing, reducing availability of funds for, or changing loan programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to small businesses that now qualify for government guaranteed loans could decline, as could the profitability of these loans.

We have been granted PLP status and originate, sell and service small business loans and are authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows us to expedite loans since we are not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately loan origination volume which could negatively impact our results of operations.

Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.

Loans to small businesses involve a high risk of default. Such loans are generally not rated by any statistical rating organization. Small businesses usually have smaller product lines and market shares than larger companies and therefore may be more vulnerable to competition and general economic conditions. These businesses typically depend for their success on the management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flow resulting from economic downturns can severely impact the businesses' ability to meet their obligations. The portions of Section 7(a) loans to be retained by the Company do not benefit directly from any SBA guarantees; in an event of default, however, the Company and the SBA typically cooperate in collateral foreclosure or other work-out efforts and share in any resulting collections.

If we fail to comply with certain of the SBA’s regulations, the SBA may be released from liability on its guaranty of a 7(a) loan, and may refuse to honor a guaranty purchase request in full (referred to by SBA as a “denial”) or in part (referred to by SBA as a “repair”), or recover all or part of the funds already paid in connection with a guaranty purchase. In addition, the growth in the number of loans made by NSBF, changes in SBA regulations and economic factors may adversely impact our current repair and denial rate, which has historically been very low. See “Regulation — Regulation as a Small Business Lending Company” for more information.

The loans we make under the Section 7(a) Loan Program face competition.

There are several other non-bank lenders as well as a large number of banks that participate in the SBA Section 7(a) Loan Program. All of these participants compete for the business of eligible borrowers. In addition, pursuant to the 1940 Act, the Company is limited as to the amount of indebtedness it may have. Accordingly, the Company may be at a competitive disadvantage with regard to other lenders or financial institutions that may be able to achieve greater leverage at a lower cost.

Our wholly owned subsidiary, NSBF, is subject to regulation by the SBA.

Our wholly owned subsidiary, NSBF, is licensed by the SBA as a small business lending company (an “SBLC”). In order to operate as a SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of (1) 10% of its outstanding loans receivable and other investments or (2) $1.0 million. In addition, an SBLC is subject to certain other regulatory restrictions. Among other things, SBLCs are required to: submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources. See “Regulation — Regulation as a Small Business Lending Company” for more information.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While the our management team takes reasonable efforts to ensure that the Company is in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount (“OID”), instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. In addition, the BDC market may be more sensitive to changes in interest rates or other factors and to the extent the BDC market trades down, our shares might likewise be affected. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Our business is highly dependent on our communications and information systems. Certain of these systems are provided to us by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

RISKS RELATING TO OUR INVESTMENTS GENERALLY

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans and select equity investments issued by companies, some of which are highly leveraged. The majority of senior secured loans are SBA 7(a) loans and the majority of equity investments are comprised of controlled affiliate equity investments.

Senior Secured Loans.  There is a risk that the collateral securing our loans, in most cases real estate, may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. In some cases we may take second lien position on additional business or personal assets to secure further our first lien positions.

Equity Investments.  We occasionally invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in SMBs involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio consists primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these small companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our senior lending team and our executive committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involve a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior first lien debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio holds a limited number of controlled affiliate portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of June 30, 2015, our two largest investments, Newtek Merchant Solutions and Newtek Technology Solutions, equaled approximately 15% and 7%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently hold controlling equity positions in the majority of our portfolio companies where our investments are in the form of debt, particularly SBA loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

The proprietary software essential to our business and that of our controlled portfolio companies is owned by us and made available to them for their use. Our future success and competitive position will depend in part upon our ability to maintain and protect proprietary technology used in our products and services. We will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate our intellectual property, and disputes as to ownership of intellectual property may arise. We may, from time to time, be required to institute litigation to enforce the patents, copyrights or other intellectual property rights, protect trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to certain risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We have specific risks associated with SBA loans.

We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

Since we sell the guaranteed portion of substantially all of our SBA 7(a) loan portfolio, we retain credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval, and where the SBA establishes that its loss is attributable to deficiencies in the manner in which the loan application has been prepared, submitted and approved, the SBA may decline to honor its guarantee with respect to our SBA loans or it may seek the recovery of damages from us. If we should experience significant problems with our underwriting of SBA loans, such failure to honor a guarantee or the cost to correct the problems could have a material adverse effect on us.

An increase in non-performing assets would reduce our income and increase our expenses.

If our level of non-performing assets in our SBA lending business rises in the future, it could adversely affect our revenue and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover potential losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK MERCHANT SOLUTIONS (NMS)

We could be adversely affected if either of NMS’s two bank sponsors is terminated.

NMS relies on two bank sponsors, which have substantial discretion with respect to certain elements of our electronic payment processing business practices, in order to process bankcard transactions. If either of the sponsorships is terminated, and we are not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of electronic payment processing business could be materially adversely affected. If both sponsorships are terminated, and NMS is not able to secure or transfer the merchant portfolios to new bank sponsors, NMS will not be able to conduct its electronic payment processing business. NMS also relies on service providers who are critical to its business.

Because NMS is not a bank, it is unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require NMS to be sponsored by a bank in order to process bankcard transactions. NMS is currently sponsored by two banks. If both the sponsorships are terminated and NMS is unable to secure a bank sponsor for the merchant portfolios, it will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of NMS’s sponsorships would have a material adverse effect on our business. Furthermore, NMS’s agreement with sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of its business practices, including its solicitation, application and qualification procedures for merchants, the terms of our agreements with merchants, the processing fees that we charge, its customer service levels and its use of independent sales organizations and independent sales agents. We cannot guarantee that NMS’s sponsoring banks’ actions under these agreements will not be detrimental to us.

Other service providers, some of whom are NMS’s competitors, are necessary for the conduct of NMS’s business. The termination by service providers of these arrangements with NMS or their failure to perform these services efficiently and effectively may adversely affect NMS’s relationships with the merchants whose accounts it serves and may cause those merchants to terminate their processing agreements with NMS.

If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.

Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If NMS, its bank sponsors or its processors fail to comply with the applicable requirements of the Visa® and MasterCard® bankcard associations, Visa® or MasterCard® could suspend or terminate its registration. The termination of NMS’s registration or any changes in the Visa® or MasterCard® rules that would impair its registration could require it to stop providing payment processing services, which would have a material adverse effect on its business.

On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.

Our electronic payment processing portfolio company pays interchange fees or assessments to bankcard associations for each transaction it processes using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to NMS. From time to time, the sponsoring banks increase their fees as well. If NMS is not able to pass these fee increases along to merchants through corresponding increases in its processing fees, its profit margins in this line of business will be reduced.

Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

Through NMS, we collect and store sensitive data about merchants and cardholders, and we maintain a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive merchant or cardholder data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by our processors. In the event of any such a breach, we may also be subject to a class action lawsuit. SMBs are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, we could face fines from payment card networks. There can be no assurance that we would be able to recover any such fines from such customer.

NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If NMS or our processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, NMS must bear the loss for the amount of the refund paid to the cardholder’s bank. Most of NMS’s merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of its merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge backs. NMS and the sponsoring bank can require that merchants maintain cash reserves under our control to cover charge back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to us in the event of a bankruptcy or other legal action.

NMS has potential liability for customer or merchant fraud.

Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many NMS customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and NMS could experience charge-backs arising from cardholder fraud more frequently with these merchants.

Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, NMS is ultimately responsible for that charge-back unless it has required that a cash reserve be established. We cannot assure that the systems and procedures we have established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase NMS charge-back liability and adversely affect our results of operations.

NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.

NMS depends on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond its control could cause severe disruption to NMS’s business and other material adverse effects on its payment processing businesses.

The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS to compete effectively.

The introduction of new technologies, primarily mobile payment capabilities, and the entry into the payment processing market of new competitors, Apple, Inc., for example, could dramatically change the competitive environment and require significant changes and costs for NMS to remain competitive. There is no assurance that NMS will have the capability to stay competitive with such changes.

NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs.

Various agencies, particularly the Federal Trade Commission, have within the past few years attempted to pressure merchants to discontinue or modify various sales or other practices. As a part of the payment processing industry, processors such as NMS could experience pressure and/or litigation aimed at restricting access to credit card sales by such merchants. These efforts could cause an increase in the cost to NMS of doing business or otherwise make its business less profitable and may subject NMS and others to attempts to assess penalties for not taking actions deemed sufficiently aggressive to limit such practices.

Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Regulation of the payments industry has increased significantly in recent years. Complying with these and other regulations increases costs and can reduce revenue opportunities. Similarly, the impact of such regulations on clients may reduce the volume of payments processed. Moreover, such regulations can limit the types of products and services that offered. Any of these occurrences can materially and adversely affect NMS’ business, prospects for future growth, financial condition and results of operations.

Examples include:

•	Data Protection and Information Security. Aspects of NMS’ operations and business are subject to privacy and data protection regulation. NMS’ financial institution clients are subject to similar requirements under the guidelines issued by the federal banking agencies. In addition, many individual states have enacted legislation requiring consumer notification in the event of a security breach.

•	Anti-Money Laundering and Anti-Terrorism Financing. The U.S.A. PATRIOT Act requires NMS to maintain an anti-money laundering program. Sanctions imposed by the U.S. Treasury Office of Foreign Assets Control, or OFAC, restrict NMS from dealing with certain parties considered to be connected with money laundering, terrorism or narcotics. NMS has controls in place designed to ensure OFAC compliance, but if those controls should fail, it could be subject to penalties, reputational damage and loss of business.
•	Money Transfer Regulations. As NMS expands its product offerings, it may become subject to money transfer regulations, increasing regulatory oversight and costs of compliance.
•	Formal Investigation. If NMS is suspected of violating government statutes, such as the Federal Trade Commission Act or the Telemarketing and Consumer Fraud and Abuse Prevention Act, governmental agencies may formally investigate NMS. As a result of such a formal investigation, criminal or civil charges could be filed against NMS and it could be required to pay significant fines or penalties in connection with such investigation or other governmental investigations. Any criminal or civil charges by a governmental agency, including any fines or penalties, could materially harm NMS’ business, results of operations, financial position and cash flows. Currently, NMS is appealing a $1.735 million equitable monetary judgment obtained against NMS by the Federal Trade Commission in the matter Federal Trade Commission v. WV Universal Management, LLC et al., as discussed herein under “Business — Legal Proceedings.”

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK MANAGED TECHNOLOGY SOLUTIONS (NTS)

NTS operates in a highly competitive industry in which technological change can be rapid.

The information technology business and its related technology involve a broad range of rapidly changing technologies. NTS equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render its products non-competitive, without significant additional capital expenditures. Some of NTS’s competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than NTS. In the event that such a competitor expends significant sales and marketing resources in one or several markets, NTS may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect NTS gross margins if it is not able to reduce its costs commensurate with such price reductions. There can be no assurances that NTS will remain competitive.

NTS’s managed technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for its backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. NTS’s business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays its operations. There can be no assurance that its insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.

NTS’s inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.

The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If its security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’s systems, misappropriate proprietary information or cause interruptions in NTS’s operations. We may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’s ability to attract and retain customers.

We could be adversely affected by information security breaches or cyber security attacks.

Our web services involve the storage and transmission of our customers' and employees' proprietary information. Our business relies on our digital technologies, computer and email systems, software, and networks to conduct its operations. Our technologies, systems and networks may become the target of criminal cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of MTS or third parties with whom we deal, or otherwise disrupt our or our customers’ or other third parties’ business operations. It is critical to our business strategy that our facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although we employ appropriate security technologies (including data encryption processes, intrusion detection systems), and conduct comprehensive risk assessments and other internal control procedures to assure the security of our customers' data, we cannot guarantee that these measures will be sufficient for this purpose. If our security measures are breached as a result of third-party action, employee error or otherwise, and as a result our customers' data becomes available to unauthorized parties, we could incur liability and our reputation would be damaged, which could lead to the loss of current and potential customers. If we experience any breaches of our network security or sabotage, we might be required to expend significant capital and other resources to detect, remedy, protect against or alleviate these and related problems, and we may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures. As cyber threats continue to evolve, we may be required to expend significant additional resources to continue to modify or enhance our protective measures or to investigate and remediate any information security vulnerabilities. Although we have insurance in place that covers such incidents, the cost of a breach or cyber attack could well exceed any such insurance coverage.

NTS’s business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

NTS’s managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — INSURANCE AGENCY BUSINESS (NIA)

NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.

NIA contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. NIA’s inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of its new insurance business. Also, NIA’s inability to obtain these products at competitive prices could make it difficult for it to compete with larger and better capitalized providers of such insurance services.

If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.

NIA insurance agency business is subject to comprehensive regulation in the various states in which it conducts business. NIA’s success will depend in part upon its ability to satisfy these regulations and to obtain and maintain all required licenses and permits. NIA’s failure to comply with any statutes and regulations could have a material adverse effect on it. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations could have a material adverse effect on it.

NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

NIA earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of NIA’s insurance agency.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — PAYROLL PROCESSING BUSINESS (NPS)

Unauthorized disclosure of employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.

NPS collects and stores sensitive data about individuals in order to process the transactions and for other internal processes. If anyone penetrates its network security or otherwise misappropriates sensitive individual data, NPS could be subject to liability or business interruption. NPS is subject to laws and rules issued by different agencies concerning safeguarding and maintaining the confidentiality of this information. Its activities have been, and will continue to be, subject to an increasing risk of cyber-attacks, the nature of which is continually evolving. Cyber-security risks include unauthorized access to privileged and sensitive customer information, including passwords and account information of NPS’ customers. While it subjects its data systems to periodic independent testing and review, NPS cannot guarantee that its systems will not be penetrated in the future. Experienced computer programmers and hackers may be able to penetrate NPS’ network security, and misappropriate or compromise our confidential information, create system disruptions, or cause shutdowns. As a result, NPS’ customers’ information may be lost, disclosed, accessed or taken without our customers’ consent. If a breach of NPS’ system occurs, it may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such a breach, NPS may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage NPS’ reputation, and the growth of its business could be adversely affected.

NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.

Credit risk in ACH payments arises when a party to a contract fails to deposit funds required to settle the contract. This can occur if a client of NPS suffers losses or enters into bankruptcy.

NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.

NPS’ payroll business relies heavily on its payroll, financial, accounting and other data processing systems. If any of these systems or any of the vendors which supply them fails to operate properly or becomes disabled even for a brief period of time, NPS could suffer financial loss, a disruption of its business, liability to clients, regulatory intervention or damage to its reputation. NPS has disaster recovery plans in place to protect its businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite NPS’ preparations, its disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to its operations or damage to its important facilities.

If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.

NPS operates in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, NPS continually upgrades, enhances and expands its existing solutions and services. If NPS fails to respond successfully to technology challenges, the demand for its services may diminish.

NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

NPS generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to its accounts prior to making payments out. Due to the structure of the banking system however, there are times when NPS may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures NPS has in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to its business.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — RECEIVABLES FINANCING AND SERVICING BUSINESS (NBC)

An unexpected level of defaults or fraudulent receivables, in NBC’s accounts receivables portfolio would reduce its income and increase its expenses.

If NBC’s level of non-performing assets in its receivable financing business rises in the future, it could adversely affect its revenue, earnings and cash flow. Non-performing assets primarily consist of receivables for which the customer has not made timely payment. In certain situations, NBC may restructure the receivable to permit such a customer to have smaller payments over a longer period of time. Such a restructuring or non-payment by a receivables customer will result in lower revenue and less cash available for NBC’s operational activities.

NBC’s reserve for credit losses may not be sufficient to cover unexpected losses.

NBC’s business depends on the behavior of its customers. In addition to its credit practices and procedures, NBC maintains a reserve for credit losses on its accounts receivable portfolio, which it has judged to be adequate given the receivables it purchases. CDS periodically reviews its reserve for adequacy considering current economic conditions and trends, charge-off experience and levels of non-performing assets, and adjusts its reserve accordingly. However, because of recent unstable economic conditions, its reserves may prove inadequate, which could have a material adverse effect on its financial condition and results of operations.

NBC depends on outside financing to support its receivables financing business.

NBC’s receivables financing business depends on outside financing to support its acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on its business, including but not limited to, the liquidation of its receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, NBC would be responsible for any short fall. In particular, NBC depends on a line of credit which matures in February 2016. Loss of this line and NBC’s inability to replace it would materially impact the business.

RISKS RELATING TO OUR CAPCO BUSINESS

The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial of full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.

Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100 percent of its funds and otherwise remained in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.

RISKS RELATING TO OUR SECURITIES

As of June 30, 2015, two of our stockholders, one a current and one a former executive officer, beneficially own approximately 17.6% of our common stock, and are able to exercise significant influence over the outcome of most stockholder actions.

Although there is no agreement or understanding between them, because of their ownership of our stock, Barry Sloane, our Chairman, Chief Executive Officer and President, and Jeffrey G. Rubin, former president of the Company and currently under contract as a consultant to the Chief Executive Officer, are able to have significant influence over actions requiring stockholder approval, including the election of directors, the adoption of amendments to the certificate of incorporation, approval of stock incentive plans and approval of major transactions such as a merger or sale of assets. This could delay or prevent a change in control of our company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a change in control and have a negative effect on the market price of our common stock.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock may be higher or lower depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our stock;
•	significant volatility in the market price and trading volume of securities of business development companies or
•	other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs, or SBICs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of key Newtek personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common stockholders.

Our board of directors has the authority, without the action or vote of our stockholders, to issue all or part of the approximately 190,000,000 authorized but unissued shares of our common stock. Our business strategy relies upon investments in and acquisitions of businesses using the resources available to us, including our common stock. Additionally, we anticipate granting additional options or restricted stock awards to our employees and directors in the future. Absent exemptive relief, a BDC generally may not issue restricted stock to its directors, officers and employees. In April 2015, we filed a request with the SEC for exemptive relief to allow us to amend our equity compensation plan and make such grants and awards, although we cannot provide any assurance that we will receive such exemptive relief in a timely fashion or at all. We may also issue additional securities, through public or private offerings, in order to raise capital. Future issuances of our common stock will dilute the percentage of ownership interest of current stockholders and could decrease the per share book value of our common stock. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms.

Pursuant to our amended and restated charter, our board of directors is authorized to may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including Preferred Stock. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.

Our certificate of incorporation allows our board of directors to issue preferred shares with rights and preferences set by the board without further stockholder approval. The issuance of these “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders. For example, in the event of a hostile takeover attempt, it may be possible for management and the board to impede the attempt by issuing the preferred shares, thereby diluting or impairing the voting power of the other outstanding common shares and increasing the potential costs to acquire control of us. Our board has the right to issue any new shares, including preferred shares, without first offering them to the holders of common shares, as they have no preemptive rights.

We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.

In the absence of any meaningful peer group comparisons for our Capco business, investors may have a difficult time understanding and judging the strength of our business. This, in turn, may have a depressing effect on the value of our stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our securities.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Newtek or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms in conjunction with the Conversion, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock held by our executive officers and directors, representing approximately 1,117,000 shares, or approximately 11% of our total outstanding shares as of June 30, 2015, were subject to lock-up periods of at least 180 days as a result of our November 2014 stock offering. Such shares are generally freely tradable in the public market. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Failure to maintain effective internal controls over financial reporting may lead investors and others to lose confidence in our financial data.

In evaluating the effectiveness of its internal controls over financial reporting in connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, management concluded that there was a material weakness in internal control over financial reporting related to accounting for one bank account holding funds belonging to customers of our merchant processing portfolio company. These material weaknesses made it possible for a former senior manager to utilize funds in this account to conceal knowledge of growing merchant processing chargeback losses among a group of merchants solicited by one of the Company’s former agents. Following discovery, this resulted in the need for the restatement of the Company’s financial statements for the year ended December 31, 2011, together with financial statements for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, the periods over which these losses occurred.

The Company has remediated these material weaknesses and has, among other things, replaced the manager responsible, strengthened its internal control team by hiring a very seasoned Chief Risk Officer, augmented its finance team and has implemented and modified certain accounting and internal control procedures. If the Company fails to otherwise maintain effective controls over financial reporting in the future, it could again result in a material misstatement of its financial statements that might not be prevented or detected on a timely basis and which could then cause investors and others to lose confidence in the Company’s financial statements, which in turn could have a negative effect on the value of the Company’s equity securities.

Your interest in the Company may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Company than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock at a price below the then current net asset value per share at our 2015 annual meeting of stockholders. As such, we do not currently have such stockholder authorization. We may, however, seek such authorization at future annual or special meetings of stockholders. Our stockholders have previously approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

Reduction to NAV	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	99,808		(0.2)%

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus to increase our SBA 7(a) lending activity and make direct investments in portfolio companies (including, from time to time, acquiring controlling interests in portfolio companies) in accordance with our investment objectives and strategies described in this prospectus. We will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, as well as fund all or a portion of the special dividend, from the net proceeds from the sale of our securities pursuant to this prospectus. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Capital Market under the symbol “NEWT.” On November 12, 2014 Newtek NY merged with and into Newtek Business Services Corp. and thereafter completed the BDC conversion.

The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the NASDAQ Capital Market and has been adjusted to reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014:

	Price Range				Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
Period	High	Low	NAV(1)
First Quarter: January 1, 2011 Through March 31, 2011	$9.70	$7.75	$7.84		24%	(1)%
Second Quarter: April 1, 2011 Through June 30, 2011	$8.45	$6.00	$7.82		8%	(23)%
Third Quarter: July 1, 2011 Through September 30, 2011	$8.00	$6.35	$7.95		1%	(20)%
Fourth Quarter: October 1, 2011 Through December 31, 2011	$6.80	$5.00	$8.28		(18)%	(40)%
First Quarter: January 1, 2012 Through March 31, 2012	$8.15	$5.60	$8.78		(7)%	(36)%
Second Quarter: April 1, 2012 Through June 30, 2012	$8.25	$5.70	$9.03		(9)%	(37)%
Third Quarter: July 1, 2012 Through September 30, 2012	$10.55	$6.15	$9.53		11%	(35)%
Fourth Quarter: October 1, 2012 Through December 31, 2012	$10.40	$8.75	$9.79		6%	(11)%
First Quarter: January 1, 2013 Through March 31, 2013	$11.05	$8.30	$10.00		10%	(17)%
Second Quarter: April 1, 2013 Through June 30, 2013	$11.25	$9.50	$10.26		10%	(7)%
Third Quarter: July 1, 2013 Through September 30, 2013	$15.35	$10.30	$10.54		46%	(2)%
Fourth Quarter: October 1, 2013 Through December 31, 2013	$16.00	$12.50	$10.88		47%	15%
First Quarter: January 1, 2014 Through March 31, 2014	$17.15	$13.70	$11.07		55%	24%
Second Quarter: April 1, 2014 Through June 30, 2014	$14.50	$12.55	$11.31		28%	11%
Third Quarter: July 1, 2014 Through September 30, 2014	$14.70	$11.30	$10.91		35%	4%
Fourth Quarter: October 1, 2014 Through December 31, 2014	$15.75	$12.61	$16.31		(3)%	(23)%
First Quarter: January 1, 2015 Through March 31, 2015	$19.95	$14.06	$16.61		20%	(15)%
Second Quarter: April 1, 2015 Through June 30, 2015	$18.85	$16.42	$16.62		13%	(1)%
Third Quarter: July 1, 2015 Through August 12, 2015	$19.82	$17.50		*	*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The values reflect stockholders equity per share/net asset value and are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less net asset value or stockholders equity per share, as applicable, divided by net asset value or stockholders equity per share, as applicable and subtracting 1.
*	Not determinable at time of filing.

The last reported price for our common stock on August 12, 2015 was $18.40 per share. As of August 5, 2015 Newtek Business Services Corp. had approximately 151 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. As of August 12, 2015, our common stock closed at a 10.7% premium to our net asset value of $16.62 per share as of June 30, 2015.

Distributions

We have not declared or paid regular quarterly dividends during our prior three fiscal years, in view of our focus on retaining earnings for growth.

Beginning in the first quarter of 2015, and to the extent that we have income available, we have made and intend to continue to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of a stockholder’s basis in our stock and, assuming that a stockholder holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce a stockholder’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year after the BDC Conversion, or 2015. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, stockholders would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We cannot assure stockholders that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless stockholders elect to receive distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table summarizes our dividend declarations and distributions during the six months ended June 30, 2015:

Record Date	Payment Date	Distribution Declared
March 30, 2015	April 13, 2015	$0.39
June 29, 2015	July 15, 2015	$0.47

Securities authorized for issuance under equity compensation plans as of June 30, 2015:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security	None	None	3,000,000 shares
Equity compensation plans not approved by security holders	None	None	None

(a)	Not applicable.
(b)	Not applicable.
(c)	In April 2015, we filed a request with the SEC for exemptive relief to allow us to amend our equity compensation plan to make grants of restricted stock awards, although we cannot provide any assurance that we will receive such exemptive relief in a timely fashion or at all.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are an internally-managed, closed-end, investment company that has elected to be regulated as a business development company under the the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). As a business development company (“BDC”) and a regulated invested company (“RIC”), we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We converted to a BDC in November 2014. As a result, previously consolidated subsidiaries are now recorded as investments in controlled portfolio companies, at fair value. Newtek Small Business Finance, LLC is a consolidated subsidiary and originates loans under the SBA’s 7(a) program.

Our shares are currently listed on The NASDAQ Capital Market under the symbol “NEWT”.

We target our debt investments, which are principally made through our small business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market, producing gains with a yield on investment in excess of 30% net of direct loan origination expenses. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise in excess of 95% of our overall investments in number and dollar volume.

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating businesses or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational business of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.

In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

In May 2015, Exponential of New York, LLC (“Exponential”) received notice from the state of New York that the Company’s request to be decertified as a Capco had been granted. The State of New York acknowledged that the Company had met the required level of qualified investments and satisfied all investment obligations.

In June 2015, Wilshire Texas Partners, LLC (“Wilshire Texas”) received notice from the state of Texas that the Company’s request to be decertified as a Capco had been granted. The State of Texas acknowledged that the Company had met the required level of qualified investments and satisfied all investment obligations.

On June 23, 2015, Universal Processing Services of Wisconsin, LLC and CrystalTech Web Hosting, Inc. (the “Borrowers”) entered into a four year credit agreement with Goldman Sachs Bank USA (“Goldman Sachs”) where Goldman Sachs agreed to extend a term loan facility up to an aggregate principal amount of $38,000,000. A portion of the proceeds or $19,119,000 was disbursed to the Company under a revolving line of credit. The Company used a portion of the proceeds from the line to repay the outstanding balance of the Company’s term loan and accrued interest with Capital One in the amount of $8,879,000. The remainder of the proceeds are to be used to finance future growth and for general corporate purposes. The term loan provides for monthly payments of interest with a balloon payment at the end of the term. Each term loan shall either be a “Base Rate Loan” or “LIBOR Rate Loan” at the Borrowers’ election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The credit agreement has a maturity date of June 21, 2019. As of June 30, 2015, outstanding principal is $20,000,000.

Revenues

We generate revenue in the form of interest, dividend, servicing and other fee income on debt and equity investments. Our debt investments typically have a term of 10 to 25 years and bear interest at prime plus a margin. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We receive servicing income related to the guaranteed portions of SBA guaranteed investments which we sell into the secondary market. These recurring fees are earned monthly and recorded when earned. In addition, we may generate revenue in the form of packaging, prepayment and late fees. We record prepayment fees on loans as other income. Dividends are recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividends on common equity securities are recorded as dividend income on the record date for private portfolio companies.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and assets that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Expenses

Our primary operating expenses are salaries and benefits, interest expense and other general and administrative fees, such as professional fees, marketing, loan related costs and rent. Since we are an internally-managed BDC with no outside adviser or management company, the BDC incurs all the related costs to operate the Company.

Loan Portfolio Asset Quality and Composition

The following tables set forth distribution by business type of the Company’s SBA 7(a) loan portfolio at June 30, 2015 and December 31, 2014, respectively (dollar amounts in thousands):

As of June 30, 2015

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	592	$114,576	$194	77.6%
Business Acquisition	132	24,279	184	16.4%
Start-Up Business	130	8,799	68	6.0%
Total	854	$147,654	$173	100.00%

As of December 31, 2014

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	529	$104,673	$198	79.8%
Business Acquisition	112	17,969	160	13.7%
Start-Up Business	130	8,448	65	6.5%
Total	771	$131,090	$170	100.00%

The following tables set forth distribution by borrower’s credit score of the Company’s SBA 7(a) loan portfolio at June 30, 2015 and December 31, 2014, respectively (dollar amounts in thousands):

As of June 30, 2015

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	12	$1,439	$120	1.0%
551 to 600	29	3,688	127	2.5%
601 to 650	107	22,780	213	15.4%
651 to 700	226	37,226	165	25.2%
701 to 750	258	48,956	190	33.2%
751 to 800	185	27,604	149	18.7%
801 to 850	31	3,757	121	2.5%
Not available	6	2,204	367	1.5%
Total	854	$147,654	$173	100.0%

As of December 31, 2014

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	11	$1,454	$132	1.1%
551 to 600	27	3,336	124	2.5%
601 to 650	96	21,186	221	16.2%
651 to 700	202	34,389	170	26.2%
701 to 750	231	40,952	177	31.2%
751 to 800	169	25,003	148	19.1%
801 to 850	29	3,676	127	2.8%
Not available	6	1,094	182	0.8%
Total	771	$131,090	$170	100.0%

The following tables set forth distribution by primary collateral type of the Company’s SBA 7(a) loan portfolio at June 30, 2015 and December 31, 2014, respectively (dollar amounts in thousands):

As of June 30, 2015

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	406	$84,026	$207	56.9%
Machinery and Equipment	152	28,212	186	19.2%
Residential Real Estate	181	14,589	81	9.9%
Other	38	10,349	272	7.0%
Accounts Receivable and Inventory	59	9,946	169	6.7%
Liquid Assets	8	276	35	0.2%
Furniture and Fixtures	8	217	27	—
Unsecured	2	39	20	—
Total	854	$147,654	$173	100.0%

As of December 31, 2014

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	370	$76,796	$208	58.6%
Machinery and Equipment	136	25,446	187	19.4%
Residential Real Estate	175	13,648	78	10.4%
Other	34	8,458	249	6.5%
Accounts Receivable and Inventory	38	5,691	150	4.3%
Liquid Assets	11	838	76	0.6%
Furniture and Fixtures	7	213	30	0.2%
Total	771	$131,090	$170	100.0%

The following tables set forth distribution by days delinquent of the Company’s SBA 7(a) loan portfolio at June 30, 2015 and December 31, 2014, respectively (dollar amounts in thousands):

As of June 30, 2015

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	777	$135,103	$174	91.5%
1 to 30 days	20	2,982	149	2.0%
31 to 60 days	4	1,424	356	1.0%
61 to 90 days	3	751	250	0.5%
91 days or greater	50	7,394	148	5.0%
Total	854	$147,654	$173	100.0%

As of December 31, 2014

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	676	$117,517	$174	89.6%
1 to 30 days	24	3,002	125	2.3%
31 to 60 days	15	2,127	142	1.6%
61 to 90 days	2	58	29	—%
91 days or greater	54	8,386	155	6.4%
Total	771	$131,090	$170	100.0%

Consolidated Results of Operations

The consolidated results below show the Company’s results as a business development company for the three and six months ended June 30, 2015 and as an operating company for the three and six months ended June 30, 2014. The consolidated results for 2014 include the operations of subsidiaries which are reflected as investments in controlled portfolio companies in 2015. As such, their results of operations are not included in the consolidated results of operations for the three and six months ended June 30, 2015.

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The condensed consolidated results of operations described below may not be indicative of the results we report in future periods.

The condensed consolidated results of operations for the six months ended June 30, 2015 and 2014 were as follows (in thousands):

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Interest income	$4,500	$—
Dividend income	2,874	—
Servicing income	2,111	—
Other income	871	—
Electronic payment processing	—	44,690
Web hosting and design	—	8,101
Premium income	—	10,129
Interest income	—	3,129
Servicing fee income – NSBF portfolio	—	1,746
Servicing fee income – external portfolios	—	3,537
Income from tax credits	—	28
Insurance commissions	—	801
Other income	—	2,054
Total investment income/operating revenues	10,356	74,215
Net change in fair value of:
SBA loans	—	(1,147)
Credits in lieu of cash and notes payable in credits in lieu of cash	—	—
Total net change in fair value	—	(1,147)

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Electronic payment processing costs	—	37,937
Salaries and benefits	6,156	13,301
Interest	3,084	5,225
Depreciation and amortization	170	1,751
Provision for loan losses	—	(66)
Other general and administrative costs	5,717	10,415
Total expenses	15,127	68,563
Net investment loss	(4,771)	—
Net realized gains on non-affiliate investments	15,039	—
Net unrealized depreciation on SBA guaranteed non-affiliate investments	(3,162)	—
Net unrealized depreciation on SBA unguaranteed non-affiliate investments	(1,136)	—
Net unrealized appreciation on controlled investments	9,519	—
Net unrealized depreciation on servicing assets	(612)	—
Net unrealized appreciation on credits in lieu of cash and notes payable in credits in lieu of cash	2	—
Net realized and unrealized gains	19,650	—
Income before income taxes	—	4,505
Net increase in net assets	$14,879	$—
Provision for income taxes	—	1,760
Net income	—	2,745
Net loss attributable to non-controlling interests	—	40
Net income attributable to Newtek Business Services Corp.	$—	$2,785

Comparison for the six months ended June 30, 2015 and 2014

Investment Income

Investment income for the six months ended June 30, 2015 was $10,356,000 compared with total operating revenues of $74,215,000 for the six months ended June 30, 2014. As a result of the BDC Conversion, there is no electronic payment processing revenue, web hosting and design revenue, servicing fee income from external portfolios, insurance commission revenue, and other income related to our payroll processing and accounts receivable financing and billing services included in the results for the six months ended June 30, 2015.

Substantially all interest income for the six months ended June 30, 2015 and 2014 was derived from SBA non-affiliate investments/loans. Interest income derived from SBA non-affiliate investments/loans was $4,349,000 and $3,122,000 for the six months ended June 30, 2015 and 2014, respectively. The increase is attributed to the average outstanding performing portfolio of SBA non-affiliate investments/loans increasing to $128,786,000 from $97,222,000 for the six months ended June 30, 2015 and 2014, respectively. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period.

(Dollar amounts in thousands):	Six months ended June 30,		$ Change	% Change
	2015	2014
Total NSBF originated servicing portfolio	$694,163	$549,968	$144,195	26%
Total servicing income earned NSBF portfolio	$2,111	$1,746	$365	21%

Servicing fee income from NSBF originated portfolio investments increased $365,000 for the six months ended June 30, 2015 compared to 2014. The increase was attributed to the increase in total portfolio investments for which we earn servicing income. The portfolio increased $144,195,000 period over period.

The increase was a direct result of increased investments in SBA non-affiliate investments from 2014 to 2015. No servicing fee income was recognized for loans serviced for third parties for the six months ended June 30, 2015. This revenue, which was previously included in consolidated results, is recognized and earned by one of the Company’s controlled portfolio companies.

Dividend income was $2,874,000 for the six months ended June 30, 2015 and represents $2,300,000, $400,000, and $148,000 in dividends from controlled portfolio companies, Universal Processing Services of Wisconsin, LLC, CrystalTech Web Hosting, Inc., and Small Business Lending, Inc., respectively.

Adjusted Net Investment Income

We utilize adjusted net investment income as one way to measure our current and future financial performance. Adjusted net investment income is a non-GAAP financial measure and is not intended as an alternative measure of investment income as determined in accordance with GAAP. In addition, our calculation of adjusted net investment income is not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines. The table below reconciles investment loss to adjusted net investment income (in thousands).

Six months ended June 30, 2015
Net investment loss	$(4,771)
Net realized gain on investments	15,039
Adjusted net investment income	$10,268

For the six months ended June 30, 2014, the Company did not operate as a BDC and therefore did not have net investment or adjusted net investment income. We believe this is a useful measure as it depicts the current income generated from our investment activities during the period. We include net realized gains on investments as they are recurring income related to the sale of SBA guaranteed non-affiliate investments in the secondary market.

Expenses

Total expenses decreased from $68,563,000 to $15,127,000 for the six months ended June 30, 2014 to 2015 as a result of the conversion to a BDC. Electronic payment processing costs, salaries and benefits, depreciation and amortization, and other general and administrative expenses related to certain subsidiaries in 2014 are not included in 2015 results. As previously discussed, certain consolidated subsidiaries in 2014 are now reflected as investments in controlled portfolio companies and their results of operations are not included in 2015.

Interest expense decreased by $2,141,000 for the six months ended June 30, 2015 compared to 2014. The following table highlights the components of interest expense for each period (in thousands):

	Six months ended		Variance
	June 30, 2015	June 30, 2014
Securitization Trust VIE (NSBF)	$1,833	$1,523	$310
Summit Partners Credit Advisors, L.P. (NBS)	—	2,953	(2,953)
Capital One Lines of Credit (NSBF)	594	453	141
Capital One Term Loan and Line of Credit (NBS)	564	6	558
Sterling Line of Credit (NBC)	—	192	(192)
Capco	37	47	(10)
Other	56	51	5
Total	$3,084	$5,225	$(2,141)

Interest expense related to securitizations increased as a result of an additional securitization transaction completed in December 2014. In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The term loan was obtained to pay off the Summit Partners debt which carried a higher interest rate. The net reduction in interest expense was $2,395,000. For the six months ended June 30, 2015, the

Company did not incur interest expense related to the Sterling line of credit as it relates to Newtek Business Credit, a controlled portfolio company. Prior to the BDC Conversion Newtek Business Credit was a consolidated subsidiary.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

	For the six months ended June 30,
	2015		2014
(Dollar amounts in thousands):	# Investments/ Loans	$ Amount	# Investments/ Loans	$ Amount
Investments/loans sold during the period	143	$104,542	86	$68,322
Investments/loans originated during the period	133	$103,511	92	$88,166
Net realized gains/premium income recognized		$15,039		$10,129
Average sale price as a percent of principal balance(1)		112.45%		112.40%

(1)	Realized gains/premiums greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains/premium income recognized above reflects amounts net of split with SBA.

Net realized gains for the six months ended June 30, 2015 were $15,039,000 compared to no realized gains for the six months ended June 30, 2014. Net realized gains in 2015 are comparable to premium income in 2014. Premium income of $10,129,000 in 2014 relates to premium income earned from the sale of SBA loans. As a result of the BDC Conversion, the income related to these sales are recorded as realized gains in 2015. The increase is attributed to the increase in investments/loans sold from 86 in 2014 to 143 in 2015. The increase is also attributed to the increase in average sale premium from 112.40% in 2014 to 112.45% in 2015.

Unrealized appreciation on SBA guaranteed non-affiliate investments for the six months ended June 30, 2015 was $4,096,000. This appreciation relates to guaranteed portions of SBA investments made for which the Company sells into a secondary market. Unrealized depreciation of SBA guaranteed investments was $7,258,000 which represents the reversal of the unrealized appreciation of SBA guaranteed non-affiliate investments sold during the quarter. Net unrealized depreciation on SBA unguaranteed non-affiliate investments resulted from fair value adjustments on new investments.

Net unrealized appreciation on controlled investments was $9,519,000 for the six months ended June 30, 2015. This consisted primarily of $5,350,000 of unrealized appreciation on the Company’s investment in Small Business Lending, Inc. (“SBL”) and $4,739,000 of unrealized appreciation on the Company’s investment in Universal Processing Services of Wisconsin, LLC (“UPS”) offset by unrealized depreciation of approximately $370,000 on the Company’s investment in CrystalTech Web Hosting, Inc.. The primary driver for the increase in SBL was the addition of a new third-party servicing contract which was approved by the SBA and provides a longer-term stable revenue stream. The primary driver of the increase in UPS was better than projected financial performance.

The unrealized loss on servicing assets was $612,000 for the six months ended June 30, 2015. In 2014, servicing assets were recorded using the amortization method. As a result of the BDC Conversion, servicing assets are recorded at fair value at June 30, 2015. Amortization expense related to servicing assets was $744,000 for the six months ended June 30, 2014 and is included in depreciation and amortization expense in the condensed unaudited consolidated statements of operations.

Consolidated Pro Forma Results of Operations Before BDC Conversion:

The following results reflect the Company’s operations on a Pro Forma basis assuming it was an operating company for the full year, and therefore results would be comparable.

For the year ended December 31, 2014, the Company recorded pro forma pretax income of $7,497,000, a $3,572,000 decrease from $11,069,000 pretax income in 2013. Total pro forma revenues increased by $5,171,000, or 3.6%, to $148,764,000 compared to $143,593,000 for the year ended December 31, 2013 principally due to increased revenues in the Small business finance and Electronic payment processing segments. Total expenses increased by $8,832,000 to $140,151,000 for the year ended 2014 from $131,319,000 for 2013 primarily due to increases in electronic payment processing costs, goodwill impairment, other general and administrative costs, and salaries and benefits.

Contributing to the decrease in pro forma pretax income from $11,069,000 in 2013 to $8,154,000 in 2014 were a goodwill impairment charge of $1,706,000 in the Small business finance segment, a 19% decrease in pro forma pretax net income in the electronic processing segment which included a charge related to a potential legal judgment against the segment of $1,735,000. Decreases were offset by an increase in pro forma pretax net income in the small business finance segment related to an increase in servicing and interest income.

One of the primary contributors to Newtek’s continued profitability was the small business finance segment which generated pro forma pretax income of $12,873,000 in 2014 compared to $10,143,000 in 2013, an increase of $2,730,000. The primary drivers were servicing fee income on NSBF and external portfolios which in 2014 increased by $3,630,000, or 55% and interest income which increased $1,927,000 or 40%. Total SBA loans originated increased to $202,269,000 in 2014 compared with $177,941,000 for 2013. The weighted average sales price for the guaranteed portions of SBA loans sold increased slightly to 112.49% compared with 112.32% for 2014 and 2013, respectively.

The electronic payment processing segment recorded a 19% decrease in pro forma pretax net income, which decreased to $6,728,000 in 2014 from $8,304,000 compared with the 2013 period. Pro forma revenue increased by $1,505,000 or 2% to $91,160,000 during 2014 compared to 2013. The increase was related to growth in processing volumes and fee increases passed on to merchants. Processing revenue less processing costs increased from 15.5% in 2013 to 15.9% in 2014. While margin was favorably impacted by the implementation and growth of fees, the increase was offset by an increase in provision for chargebacks in 2014 attributed to a specific merchant that experienced a high level of chargebacks as well as a charge related to a potential legal judgment against the company.

Pro forma pretax net income for managed technology solutions decreased from $3,564,000 in the year ended December 31, 2013 to $3,081,000 for the year ended December 31, 2014. Segment pro forma revenue decreased by 10% due primarily to a reduction in web hosting revenue driven by a reduction in active plans. It continues to be management’s intent to increase revenue and margin per plan through higher service offerings to customers which include cloud-based applications. Management has broadened the Company’s focus beyond the Microsoft web platform by now providing its platform capabilities to include open source web applications which have become increasingly attractive to web developers and resellers.

In December 2014, a Company subsidiary closed its fifth securitization issuing an additional $31,700,000 in notes with an “A” rating under S&P; see Securitzation Transactions in Part II Item 7.

Consolidated Results of Operations Post BDC Conversion:

As a BDC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act. In addition, due to the conversion from an operating company to a BDC on November 12, 2014, there is no prior period results to compare the reportable period to, and the results below only reflect the results of the Company for the period November 12, 2014 through December 31, 2014.

Investment Income

Total investment income was $1,976,000 for the period November 12, 2014 through December 31, 2014. Investment income from non-controlled non-affiliates was $1,912,000 and consisted of $1,080,000 in interest income earned primarily from our SBA loan portfolio. Servicing income earned was $562,000 related to our

SBA loan portfolio. Other income from non-controlled non-affiliates for the period was $270,000 and consists of fees earned such as closing, packaging, and late payment fees related to our SBA loan portfolio.

Investment income from controlled affiliate investments was $64,000 for the period November 12, 2014 through December 31, 2014 and consisted of $37,000 in dividend income from a controlled portfolio company and $23,000 of interest income from various controlled portfolio companies.

Expenses

Total expenses for the period post BDC election were $4,305,000. Total expenses for the period consisted principally of salaries and benefits, interest expense, professional fees and general and administrative expenses. Salaries and benefits relate to our lending subsidiary and corporate employees of the BDC. Interest expense relates to the term loan held by the BDC, the revolving credit facility of SBF and the securitization notes payable.

Since the Company will not be eligible for the RIC election until 2015, the Company recorded a tax provision for the period which is reflective of the Company filing a consolidated C-Corp return for the full year. As a result, the Company recorded a tax provision for the period November 12, 2014 through December 31, 2014 of $194,000.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

For the period November 12, 2014 through December 31, 2014, we had net realized gains totaling $595,000 primarily due to the sale of non-controlled non-affiliate investments (SBA loans) into a secondary market during the period.

For the period November 12, 2014 through December 31, 2014, net unrealized appreciation on non-affiliate investments totaled $2,733,000 which was primarily due to unrealized appreciation on 30 guaranteed non-affiliate SBA loan investments which had not yet traded as of December 31, 2014.

Business Segment Results:

The results of the Company’s reportable business segments presented for the full year on a pro forma basis are discussed below.

The tables below are presented to distinguish operating results for January 1, 2014 through November 11, 2014 (prior to BDC Conversion) and the period from November 12, 2014 to December 31, 2014 (post BDC Conversion). The combined results for 2014 are presented under the column “Pro Forma 2014 (Unaudited)” and represent the full year results for the segment. We believe this presentation provides the most useful comparison of our year over year results.

Electronic Payment Processing

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Revenue:
Electronic payment processing	$91,158	$11,631	$79,527	$89,651	$85,483
Interest income	2	—	2	4	6
Total revenue	91,160	11,631	79,529	89,655	85,489

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Expenses:
Electronic payment processing costs	76,620	9,659	66,961	75,761	72,183
Salaries and benefits	4,001	536	3,465	3,485	3,991
Professional fees	2,377	1,919	458	458	323
Depreciation and amortization	261	35	226	358	743
Insurance expense – related party	56	6	50	57	61
Other general and administrative costs	1,117	114	1,003	1,232	1,147
Total expenses	84,432	12,269	72,163	81,351	78,448
Income before income taxes	$6,728	$(638)	$7,366	$8,304	$7,041

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

EPP revenue increased $1,507,000 or 1.7% between years. Revenue increased primarily due to the implementation of a monthly non-compliance fee and annual compliance service fee, increase in discount fee rates to merchants and an increase in processing volume generated by an increase in the average monthly processing volume per merchant of 5.0% between periods. Offsetting this increase was a 3.3% decrease in the number of merchant transactions and a decrease in the average number of processing merchants of 3.5%, between periods. The decrease in merchants includes the expected attrition in previously acquired portfolios.

Processing revenues less electronic payment processing costs (“margin”) increased from 15.5% in 2013 to 15.9% in 2014. The increase in margin was primarily due to the implementation of a monthly non-compliance fee, implementation of an annual compliance service fee and an increase in rates to merchants. This increase was partially offset by an increase in the provision for chargeback losses attributable to a specific merchant that experienced a high level of chargebacks. Overall, the increase in margin dollars was $648,000 between years.

Salaries and benefits increased $516,000 or 14.8% between years. This increase is due to the Company hiring additional senior level staff, which resulted in overall higher salaries, payroll taxes, benefits and stock compensation for the year. Salaries and benefits in the current year also include a severance payment of approximately $120,000 to a former senior executive. Partially offsetting this increase was a reduction in health insurance costs of $48,000 and a $27,000 increase in capitalized salaries as compared to last year. Salary costs related to the development of internally developed software is capitalized and as a result decreases salary expense and increases depreciation and amortization expense over the future service period.

Professional fees increased $1,919,000 or 419.0% between years due to a reserve established in the amount of approximately $1,700,000 related to the FTC matter. See “Legal Proceedings.” Depreciation and amortization decreased $97,000 between periods as the result of previously acquired customer merchant portfolios becoming fully amortized between periods. Remaining costs decreased $115,000 or 9.3% between years largely due to a decrease in marketing expense of $212,000 as the result the discontinuation of a marketing cost allocation in early 2014. This decrease was partially offset by an increase of $56,000 in travel expenses and $42,000 in office expense.

Income before income taxes decreased $1,576,000 or 19.0% to $6,728,000 in 2014 from $8,304,000 in 2013. The decrease in income before income taxes was due to the increase in margin of $648,000, offset by a net increase in other operating expense between years principally due to the $1,700,000 FTC reserve in the 2014 period.

Comparison of the years ended December 31, 2013 and December 31, 2012

EPP revenue increased $4,168,000 or 5% between years, primarily due to growth in processing volumes and the effect of card association fee increases passed through to merchants. Processing volumes were favorably impacted by a 1% increase in the average number of processing merchants under contract between periods and an increase of approximately 6% in the average monthly processing volume per merchant. The increase in the average monthly processing volume per merchant is due in part to the addition of several larger volume processing merchants as well as year-over-year growth in processing volumes from existing merchants. This overall increase in revenue between years was partially offset by lower average pricing between years due to competitive pricing considerations, particularly for larger processing volume merchants with lower revenue per transaction, between periods.

Electronic payment processing (“EPP”) costs increased $3,578,000 or 5% between years. The increase in EPP costs includes a provision for charge-back losses of $579,000 and $1,832,000 in 2013 and 2012, respectively. The provision for charge-back losses in 2012 included losses of $1,312,000 related to a group of merchants affiliated with one of its independent sales agents, which were unilaterally approved by a former senior manager of the EPP division and such charge-back losses resulted from violations of credit policy by such senior manager. EPP revenue less EPP costs, or “margin” decreased from 15.6% in 2012 to 15.5% in 2013. Margin was favorably impacted by the reduction in provisions for chargebacks between years by 1.5%. However, the favorable impact on margin of the aforementioned factors were slightly more than offset by lower average pricing between years due to both competitive pricing considerations, particularly for larger volume merchants, and the mix of merchant sales volumes realized between periods. Overall, the increase in margin dollars was $590,000 between years.

Salaries and benefits decreased by $506,000 or 13% between years principally as the result of a reduction in staffing levels and a reduction in accrued bonuses for the year. Average FTE’s for the twelve month period decreased from 67.5 to 61.2 between years. Professional fees increased by $135,000 principally due to costs incurred in assessing the loss related to and the actions of the agent and the former senior management of EPP related to the charge-back losses associated with a group of merchants discussed above. Depreciation and amortization decreased $385,000 between periods as the result of previously acquired customer merchant portfolios becoming fully amortized between periods. Other costs increased $81,000 or 6% between years. During 2012, office relocation costs of approximately $50,000 were incurred.

Income before income taxes increased $1,263,000 to $8,304,000 in 2013 from $7,041,000 in 2012. The increase in income before income taxes was principally due to the increase in margin of $590,000 due to the reasons noted above and the decreases in other costs, principally payroll and related costs and depreciation and amortization cost between years.

Small Business Finance

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Revenue:
Premium on loan sales	$19,493	$870	$18,623	$19,456	$12,367
Servicing fee – NSBF Portfolio	3,671	561	3,110	2,769	2,298
Servicing fee – External Portfolio	6,524	382	6,142	3,796	4,564
Interest income	6,729	1,079	5,650	4,802	3,370
Management fees – related party	146	146	—	—	293
Other income	3,142	241	2,901	3,289	2,516
Total revenue	39,705	3,279	36,426	34,112	25,408
Net change in fair value of:
Servicing Asset	(120)	(120)	—	—	—
SBA loans held for sale	2,872	2,950	(78)	403	(163)

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
SBA loans held for investment	(3,858)	(273)	(3,585)	(1,629)	(851)
Warrants	—	—	—	—	(111)
Total net change in fair value	(1,106)	2,557	(3,663)	(1,226)	(1,125)
Expenses:
Salaries and benefits	10,101	1,486	8,615	7,649	6,124
Interest	5,549	611	4,938	5,568	3,836
Professional fees	1,395	488	907	1,011	700
Depreciation and amortization	1,452	12	1,440	1,241	919
Goodwill impairment	1,706	—	1,706	—	—
Provision for loan loss	(55)	—	(55)	1,322	805
Insurance expense-related party	32	—	32	24	20
Other general and administrative costs	7,251	1,161	6,090	5,928	3,785
Total expenses	27,431	3,758	23,673	22,743	16,189
Income before income taxes	$11,168	$2,078	$9,090	$10,143	$8,094

Business Overview

The small business finance segment was comprised of NSBF which is a non-bank SBA lender that originates, sells and services loans for its own portfolio as well as portfolios of other institutions, and NBC which provides accounts receivable financing and billing services to businesses. Revenue is derived primarily from premium income generated by the sale of the guaranteed portions of SBA loans, interest income on SBA loans held for investment and held for sale, servicing fee income on the guaranteed portions of SBA loans sold, servicing income for loans originated by other lenders for which NSBF is the servicer, and financing and billing services, classified as other income above, provided by NBC. Most SBA loans originated by NSBF charge an interest rate equal to the Prime rate plus an additional percentage amount; the interest rate resets to the current Prime rate on a monthly or quarterly basis, which will result in changes to the amount of interest accrued for that month and going forward and a re-amortization of a loan’s payment amount until maturity.

Small Business Finance Summary

	For the Year ended December 31,
	2014		2013		2012
(In thousands):	# Loans	$ Amount	# Loans	$ Amount	# Loans	$ Amount
Guaranteed loans sold/transferred during the period	163	130,356	167	131,733	105	84,743
Gross loans originated during the period	193	202,269	174	177,941	104	107,425
Guaranteed loans that achieved sale status, originated in prior period	—	—	—	—	—	—
Premium income recognized(1)	—	$19,493	—	$19,456		$12,367
Average sale price as a percent of principal balance		112.49%		112.32%		114.16%

(1)	The premium income recognized and average sales price reflect that premiums greater than 110.00% must be split 50/50 with the SBA.

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

For the year ended December 31, 2014, the Company recognized $19,493,000 of premium income from 163 guaranteed loans sold aggregating $130,356,000. During 2013, the Company recognized $19,456,000 of premium income from 167 guaranteed loans sold totaling $131,733,000. In December 2014, the Company made the decision to hold loans in the second half of the month in anticipation of better pricing in 2015. Had these loans been sold in 2014, they would have generated approximately $3,431,000 of premium income. Sale prices on guaranteed loan sales averaged 112.49% for the year ended December 31, 2014 compared with 112.32% for the year ended December 31, 2013.

Servicing Portfolios and Related Servicing Fee Income of Loans Funded and Average Sales Price

	Year ended December 31,			% Change
(In thousands):	2014	2013	2012	2014	2013
Total NSBF originated servicing portfolio(1)	$631,285	$488,800	$351,736	29%	39%
Third party servicing portfolio	122,236	561,368	176,988	(78)%	217%
Aggregate servicing portfolio	$753,521	$1,050,168	$528,724	(28)%	99%
Total servicing income earned NSBF portfolio	$3,671	$2,769	$2,298	33%	20%
Total servicing income earned external portfolio	$6,524	$3,796	$4,564	72%	(17)%
Total servicing income earned	$10,195	$6,565	$6,862	55%	(4)%

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $421,001,000, $314,486,000, and $238,590,000 for the years ended December 31, 2014, 2013 and 2012, respectively.

We are the contractor managing and servicing portfolios of SBA 7(a), USDA and other loans acquired by the FDIC from failed financial institutions, and we assist the FDIC in the packaging of these loans for sale. Our existing servicing facilities and personnel perform these activities supplemented by contract workers as needed. The size of the portfolio we will service for the FDIC, and thus the revenue earned, varies over time and depends on the level of bank failures and the needs of the FDIC in managing portfolios acquired from those banks as well as the success of being able to sell such portfolios. In October 2014, the FDIC was successful in selling a significant group of loans with our assistance, which resulted in the reduction in third-party servicing portfolio as of December 31, 2014.

Servicing fees received on the NSBF portfolio increased by $902,000 period over period and was attributable to the expansion of the NSBF portfolio in which we earn servicing income, which increased from an average of $314,486,000 for the year ending December 31, 2013 to an average of $421,001,000 for the same period in 2014. This increase was the direct result of increased loan originations throughout 2014. Third party servicing income increased by $2,728,000 and was attributable primarily to the increase in FDIC servicing income of $2,806,000 partially offset by a decline in other third party servicing in the amount of $78,000. The average FDIC serviced portfolio increased from $148,600,000 as of December 31, 2013 to $390,618,000 as of December 31, 2014.

Interest income increased by $1,927,000 for the year ended December 31, 2014 as compared to the same period in 2013 as a result of the average outstanding performing portfolio of SBA loans held for investment increasing from $72,337,000 to $104,540,000 for the years ended December 31, 2013 and 2014, respectively.

Other income decreased by $147,000 for the year ended December 31, 2014 as compared to the same period in 2013. This decrease is mainly attributed to a decrease in NBC receivable income of $518,000 offset by net increases in NSBF and SBL fee related income of $416,000, consulting income of $119,000 and net realized losses on the loan portfolio of $166,000.

The change in the fair value loss of SBA loans held for investment of $2,229,000 is the result of an increase in loans originated held for investment partially offset by a decrease in the valuation adjustment applied to the loans held for investment portfolio. Loans originated held for investment aggregated $48,083,000 compared to $42,773,000 for the years ended December 31, 2014 and 2013, respectively.

The period over period valuation adjustment of 7.5% remained unchanged from December 31, 2012 to September 30, 2013. As of December 31, 2013, a discounted cash flow methodology was applied resulting in a decrease in the valuation adjustment from 6.01% of total principal as of December 31, 2013, to 5.21% of total principal as of December 31, 2014.

The decrease in the change in fair value on SBA loans held for investment of $778,000 is the result of the increased amount of unguaranteed loans originated year over year, as well as a decrease in the valuation adjustment applied to our loans held for investment portfolio. During 2013, we adopted a discounted cash flow methodology resulting in a decrease in the valuation adjustment applied of 7.5% of total principal as of December 31, 2012, to 6.01% of total principal for the year ended December 31, 2013. Loans originated, held for investment aggregated $42,773,000 compared to $24,076,000 for the years ended December 31, 2013 and 2012, respectively.

The change in the valuation adjustment from 6.01% as of December 31, 2013 to 5.21% on performing loans as of December 31, 2014 is attributable primarily to increases in the weighted average remaining term of the retained loan portfolio from 16.55 years as December 31, 2013 to 16.81 years as of December 31, 2014 and the recovery rate from 65.84% as of December 31, 2013 to 67.45% as of December 31, 2014. The increase in the weighted average remaining term is attributable to an increase in the weighted average term of loans originated period over period, partially offset by normal portfolio amortization and prepayments of principal. The increase in the recovery rate is attributable primarily to the collateral composition of loans originated period over period secured by a greater percentage of real estate as an asset class, which typically yields more robust recovery rates as opposed to depreciable assets. For the periods ended December 31, 2014 and December 31, 2013, approximately 68.96% and 64.21% of the respective performing loan portfolio retained balances were principally secured by real estate.

Salaries and benefits increased by $2,452,000 primarily due to the addition of staff in all departments. Combined headcount increased by 26% from an average of 77 for the year ended December 31, 2013 to an average of 97 for the year ended December 31, 2014.

Interest expense decreased $19,000 for the year ended December 31, 2014 when compared to the year ended December 31, 2013. The execution of securitization transactions in December of 2014 and the end of December 2013 increased interest at NSBF by $970,000 and an additional $184,000 increase resulted from the Capital One line of credit which increased from an average outstanding balance of $16,587,000 for the year ended December 31, 2013 to $22,039,000 for the same period in 2014. These increases were offset by a decrease at NSBF of $1,053,000 due to the payoff of the Summit debt and a decrease of $119,000 at NBC due to a reduction in average outstanding borrowings under the Sterling line from $7,717,000 at December 31, 2013 to $5,482,000 at December 31, 2014.

During 2014, the Company concluded there was goodwill impairment at the NBC reporting unit. As such, an impairment charge of $1,706,000 was recorded.

Professional fees for the year ended December 31, 2014 increased by $384,000 when compared with the same period last year, primarily due to an increase in legal fees in connection with securing a line of credit of $404,000 and increased trustee fees of $84,000 for the loan portfolio securitization offset by a reduction in other consulting fees of $96,000.

The provision for loan losses decreased from $1,322,000 for the year ended December 31, 2013 to a net release of $55,000 for the same period in 2014, a decrease of $1,377,000 or 104.2%. In connection with the Company’s conversion to a BDC, and the related requirements to report all investments at fair value, the Company will no longer report loans on a cost basis.

In determining the net change in fair value of loans held for investment for the year ended December 31, 2014, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 19% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of December 31, 2014. The cumulative default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our twelve year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow analysis resulted in a price equivalent of 94.80% of the par amount on our performing loans held for investment.

Other general and administrative costs increased by $1,323,000 when compared to the comparable period of the prior year. The increase was mainly attributed to increases in loan origination costs of $339,000, loan recovery and servicing expenses of $623,000 and additional marketing expense of $289,000 in connection with our television ad campaign for the year ended December 31, 2014.

The increase of loan originations and the size of the portfolio, combined with improvements in interest income, generated by the addition to and enhanced performance of the portfolio, were sufficient to offset additional salaries, servicing and origination expenses. The resulting pretax income of $12,874,000 was a 27% improvement over pretax income of $10,143,000 for the year ended December 31, 2013.

The following tables set forth distribution by business type of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	529	$104,672,731	$197,869	79.9%
Business Acquisition	112	17,969,375	160,441	13.7%
Start-Up Business	127	8,383,076	66,008	6.4%
Total	768	$131,025,182	$170,606	100.0%

As of December 31, 2013

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	451	$78,673,835	$174,443	80.9%
Business Acquisition	88	11,759,594	133,632	12.1%
Start-Up Business	136	6,801,625	50,012	7.0%
Total	675	$97,235,054	$144,052	100.0%

The following tables set forth distribution by borrower’s credit score of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively.

As of December 31, 2014

Distribution by Borrower Credit Score

Credit Score	# of Loans	Aggregate Balance	Average Balance	% of Balance
500 to 550	11	$1,454,210	$132,201	1.1%
551 to 600	27	3,336,194	123,563	2.5%
601 to 650	96	21,186,139	220,689	16.2%
651 to 700	201	34,323,582	170,764	26.2%
701 to 750	229	40,951,985	178,830	31.3%

Credit Score	# of Loans	Aggregate Balance	Average Balance	% of Balance
751 to 800	169	25,002,829	147,946	19.1%
801 to 850	29	3,676,194	126,765	2.8%
Not available	6	1,094,049	182,342	0.8%
Total	768	$131,025,182	$170,606	100.0%

As of December 31, 2013

Distribution by Borrower Credit Score

Credit Score	# of Loans	Aggregate Balance	Average Balance	% of Balance
500 to 550	7	$709,182	$101,312	0.7%
551 to 600	23	2,582,899	112,300	2.7%
601 to 650	78	14,384,252	184,413	14.8%
651 to 700	172	24,169,633	140,521	24.9%
701 to 750	201	28,551,718	142,048	29.4%
751 to 800	160	22,437,745	140,236	23.1%
801 to 850	28	3,219,554	114,984	3.3%
Not available	6	1,180,071	196,679	1.1%
Total	675	$97,235,054	$144,052	100.0%

The following tables set forth distribution by primary collateral type of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Aggregate Balance	Average Balance	% of Balance
Commercial Real Estate	370	$76,796,352	$207,558	58.6%
Machinery and Equipment	136	25,446,282	187,105	19.4%
Residential Real Estate	172	13,583,089	78,971	10.4%
Other	34	8,457,906	248,762	6.5%
Accounts Receivable and Inventory	38	5,690,665	149,754	4.3%
Liquid Assets	11	837,699	76,154	0.6%
Furniture and Fixtures	7	213,189	30,456	0.2%
Total	768	$131,025,182	$170,606	100.0%

As of December 31, 2013

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Aggregate Balance	Average Balance	% of Balance
Commercial Real Estate	294	$51,656,092	$175,701	53.1%
Machinery and Equipment	127	24,131,640	190,013	24.8%
Residential Real Estate	181	11,426,283	63,129	11.8%
Other	32	6,289,284	196,540	6.5%
Accounts Receivable and Inventory	26	2,804,740	107,875	2.9%
Liquid Assets	9	809,667	89,963	0.8%
Furniture and Fixtures	6	117,348	19,558	0.1%
Total	675	$97,235,054	$144,052	100.0%

The following tables set forth distribution by days delinquent of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Days Delinquent

Delinquency Status	# of Loans	Aggregate Balance	Average Balance	% of Balance
Current	676	$117,517,316	$173,842	89.7%
1 to 30 days	24	3,002,079	125,087	2.3%
31 to 60 days	15	2,126,806	141,787	1.6%
61 to 90 days	1	8,008	8,008	—%
91 days or greater	52	8,370,973	160,980	6.4%
Total	768	$131,025,182	$170,606	100.0%

As of December 31, 2013

Distribution by Days Delinquent

Delinquency Status	# of Loans	Aggregate Balance	Average Balance	% of Balance
Current	583	$85,030,781	$145,850	87.5%
1 to 30 days	29	2,558,002	88,207	2.6%
31 to 60 days	12	2,703,858	225,322	2.8%
61 to 90 days	—	—	—	—%
91 days or greater	51	6,942,413	136,126	7.1%
Total	675	$97,235,054	$144,052	100.0%

Comparison of the years ended December 31, 2013 and December 31, 2012

For the year ended December 31, 2013, the Company recognized $19,456,000 of premium income from 167 guaranteed loans sold aggregating $131,733,000. During 2012, the Company recognized $12,367,000 of premium income from 105 guaranteed loans sold totaling $84,743,000. The increase in premium income for the year ended December 31, 2013 is the result of an increased number of loans sold as compared with the prior period. Sale prices on guaranteed loan sales averaged 112.32% for the twelve months ended December 31, 2013 compared with 112.22% for the twelve months ended December 31, 2012.

The $297,000 decline in total servicing income was attributable primarily to the decrease in FDIC servicing income of $1,278,000 as a result of the sale of a portion of that portfolio, which was offset by an increase in other third party loan servicing of $511,000. With the addition in November 2013 of the Community South Bank portfolio, which we service for the FDIC, as well as the addition of other third party loan servicing contracts in 2013, the average third party servicing portfolio increased from $195,670,000 for the year ended December 31, 2012 to $232,410,000 for the same period in 2013. Servicing fees received on the NSBF portfolio increased by $471,000 period over period and was attributable to the expansion of the NSBF originated portfolio in which we earn servicing income. The portfolio increased from an average of $238,590,000 for the twelve month period ending December 31, 2012 to an average of $314,486,000 for the same period in 2013. This increase was the direct result of increased loan originations in 2013.

Interest income increased by $1,432,000 for the year ended December 31, 2013 as compared to the same period in 2012 as a result of the average outstanding performing portfolio of SBA loans held for investment increasing to $72,337,000 from $48,512,000 for the years ended December 31, 2013 and 2012, respectively.

Other income increased by $772,000 for the year ended December 31, 2013 as compared to the same period in 2012. The increase is primarily attributable to NSBF which increased $616,000 period over period and included an increase of $333,000 in consulting fee income from the FDIC and an increase in packaging and other servicing fee income of $188,000. The remaining increase was attributable to loan recovery and various loan-related fee income. Additionally, other income at NBC increased by $160,000 due to an increase in net investments on accounts receivable, which increased from an average of $7,707,000 in 2012 to an average of $8,688,000 in 2013, as well as an increase in the merchant cash advance program on which we earn commission revenue.

The change in fair value associated with SBA loans held for sale of $566,000 is related to the amount of unsold guaranteed loans during a period, the timing of when those loans sell and the change in premium being received on those loans. The amount of unsold guaranteed loans increased by $3,325,000 at the year ended December 31, 2013 compared with the year ended December 31, 2012.

The decrease in the change in fair value on SBA loans held for investment of $778,000 is the result of the increased amount of unguaranteed loans originated year over year, as well as a decrease in the valuation adjustment applied to our loans held for investment portfolio. During 2013, we adopted a discounted cash flow methodology resulting in a decrease in the valuation adjustment applied of 7.5% of total principal as of December 31, 2012, to 6.01% of total principal for the year ended December 31, 2013. Loans originated, held for investment aggregated $42,773,000 compared to $24,076,000 for the years ended December 31, 2013 and 2012, respectively.

Salaries and benefits increased by $1,525,000 primarily due to the addition of staff in all departments. Combined headcount increased by 24% from an average of 62 employees for the year ended December 31, 2012, to an average of 77 for the year ended December 31, 2013.

Interest expense increased by $1,732,000 for the year ended December 31, 2013 compared with the same period in 2012, due primarily to $663,000 of interest expense associated with the Summit financing transaction which closed in April 2012 reflecting only 8 months of expense for the period ending December 31, 2012 vs. twelve months expense for 2013. Interest expense for Summit includes interest, payment in kind interest, discount on the valuation of the warrant and amortization of deferred financing costs. Additionally, NSBF experienced an increase in interest expense of $638,000 in connection with the closing of the 2013 securitization transactions in March and December 2013, and an additional $334,000 increase related to the Capital One line of credit which increased from an average outstanding balance of $10,674,000 for the year ended December 31, 2012 to $16,587,000 for the same period in 2013. NBC experienced an increase in interest expense of $131,000 under the Sterling credit facility due to increased borrowings under the Sterling credit facility as a result of an increasing portfolio.

Professional fees for the year ended December 31, 2013 increased by $311,000 when compared with the year ended December 31, 2012, primarily due to the addition of temporary staffing costs of $166,000, increased accounting fees of $171,000 and increased trustee fees of $48,000. These increases were offset by a reduction in legal expense period over period of approximately $87,000 and a reduction in employee search fees of $16,000.

The combined provision for loan losses and net change in fair value increased from $1,656,000 for the year ended December 31, 2012 to $2,951,000 for year ended December 31, 2013, a net increase of $1,295,000 period over period. The allowance for loan loss together with the cumulative fair value adjustments to SBA loans held for investment increased from $6,092,000 or 9.4% of the gross portfolio balance of $64,609,000 at December 31, 2012 to $6,822,000 or 7.0% of the gross portfolio balance of $97,235,000 at December 31, 2013. Of this, $2,315,000 or 34.3% and $1,757,000 or 23.0% of the allowance for loan losses and fair value discount was allocated as specific reserve against such impaired loans, for the 2012 and 2013 periods, respectively. The year over year reduction in non-performing loans as a percentage of the gross performing portfolio balance results from an improvement in the overall economic climate. The year over year reduction in the specific reserve reflects both the relatively high level of overall collateralization on the non-performing portfolio as well as the increase in the portion of that portfolio making periodic payments pending return to performing status, reducing the need for a specific reserve at this time.

In determining the net change in fair value of loans held for investment for the year ended December 31, 2013, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The

Company used an assumed prepayment speed of 10% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of December 31, 2013. The cumulative default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately originating to existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow analysis resulted in a price equivalent of 93.99% of the par amount on our loans held for investment.

Other general and administrative costs increased by $1,976,000 due primarily to the increase in loan origination, processing and servicing costs in the amount of $607,000 as a result of the increase in loans originated and portfolios serviced, an additional $360,000 in marketing costs relating to the Company’s television ad campaign, an additional $324,000 in rent, utilities and office expense due to the addition of office space and headcount and an increase of $122,000 in loan recovery costs, which includes expenses and losses associated with the sale of foreclosed properties and collateral preservation costs, as compared with the same period in 2012. $472,000 was attributable to additional reserves recorded at NBC to account for two customers. The rest of the increase was attributable to other miscellaneous expenses.

The increase of loan originations and interest, generated by the addition to and the reduction in non-performing loans in the SBF portfolio, were sufficient to offset additional staffing costs, interest and other general and administrative expenses. The resulting pretax income of $10,143,000 was a 25% improvement over pretax income of $8,094,000 for the year ended December 31, 2012.

Managed Technology Solutions

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Revenue:
Web hosting and design	$15,849	$1,852	$13,997	$17,576	$18,211
Expenses:
Salaries and benefits	4,945	643	4,302	5,103	5,216
Interest	44	3	41	94	80
Professional fees	483	71	412	507	465
Depreciation and amortization	1,324	159	1,165	1,316	1,214
Insurance expense – related party	12	—	12	14	17
Other general and administrative costs	5,960	713	5,247	6,978	6,965
Total expenses	12,768	1,589	11,179	14,012	13,957
Income before income taxes	$3,081	$263	$2,818	$3,564	$4,254

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue is derived from recurring fees from hosting websites, primarily from monthly contracts for shared hosting, dedicated servers and cloud instances (the “plans”). In addition, less than 3.0% of revenues are derived from contracted services to design web sites. Revenue between years decreased 9.8% to $15,849,000 in 2014. The decrease in web hosting revenue is the result of a decrease of 5,287 in the average number of monthly plans managed. While the average number of web hosting plans decreased by 11.6% to 40,132 in 2014 from 45,419 in 2013, the average monthly revenue per plan increased by 1.1% to $31.05 in 2014 from $30.72 in 2013.

The average monthly number of cloud server plans in 2014, which generate a higher monthly fee than dedicated and shared hosting plans, decreased by 54, or 8.0% in 2014 to an average of 623 from 677 in 2013. The average monthly number of dedicated server plans in 2014, which generate a higher monthly fee versus shared hosting plans, decreased by 222, or 18.3% in 2014 to an average of 991 from 1,213 in 2013. The average monthly number of shared hosting plans in 2014 decreased by 5,011, or 11.5%, to an average of 38,518 from 43,529 in 2013. Competition from other web hosting providers as well as alternative website services continues to have a negative effect on web hosting plan count and revenue growth.

It continues to be management’s intent to increase revenues and margin per plan through higher cost service offerings to customers, although this may result in a lower number of plans in place overall. Management has broadened the Company’s focus beyond the Microsoft web platform by now providing its platform capabilities to include open source web applications which have become increasingly attractive to web developers and resellers.

Total expenses of $12,768,000 in 2014 decreased 8.9% from $14,012,000 in 2013. Salaries and benefits decreased $158,000 or 3.1% between years to $4,945,000. The number of full time employees decreased by 11.8%; however the average salary per employee increased by 14.3% resulting in an overall increase in salary and payroll tax expenses of $58,000. This increase was offset by decreases in benefits, bonus expense and stock compensation of approximately $216,000. Depreciation and amortization increased $8,000 between years to $1,324,000 due to timing of capital expenditures of approximately $1,119,000 made during 2014 offset by assets that were fully depreciated during the year. Interest expense decreased by $50,000 or 53.2%, due to the payoff of the Capital One term note in June 2014.

Other general and administrative costs decreased $1,018,000 or 14.6% between years. The decrease relates primarily due to a decrease in licensing expenses of approximately $350,000 due to a reduction in Microsoft servers in use which is a result of a decrease in web hosting plans. In addition, bad debt expense decreased by $207,000, which mostly related to the Company’s successful collection efforts. The Company reduced their marketing efforts, which decreased expenses between years by $172,000. In addition, credit card processing fees decreased by $92,000 due to lower revenue between years. Finally, there was a decrease in telephone expenses in the amount of $62,000, maintenance and support in the amount of $55,000, office expenses in the amount of $47,000 and travel expenses in the amount of $36,000 between years. These expenses decreased mainly due to the Company’s cost reduction efforts. This was partially offset by an increase in building occupancy costs (rent and utility costs) of $86,000 between years. Rent increased by $134,000, which related to the Company entering into a five year lease extension for the Company’s data center, while utilities decreased by $48,000 between years.

Income before income taxes decreased 13.6% or $483,000 to $3,081,000 in 2014 from $3,564,000 in 2013. The decrease in profitability was principally due to the decline in web hosting revenue between years, partially offset by the reduction in salaries and benefits, interest expense and other general and administrative costs between years.

Comparison of the years ended December 31, 2013 and December 31, 2012

Revenue is derived primarily from recurring fees from hosting websites, primarily from monthly contracts for shared hosting, dedicated servers and cloud instances (the “plans”). In addition, less than 4% of revenues are derived from contracted services to design web sites. Revenue between years decreased 3% to $17,576,000 in 2013 and included an $856,000 reduction in web hosting revenue, which was partially offset by a $221,000 increase in web design revenue. While the average number of web hosting plans decreased by 11% to 44,988 in 2013 from 50,720 in 2012, the average monthly revenue per plan increased by 9% to $32.56 in 2013 from $29.92 in 2012. The increase in the average revenue per plan reflects a growth in cloud instances, and higher cost plans overall which include additional options and services. The average number of cloud instances increased by 6% to an average of 669 in 2013 from 634 during the year ago period. The decrease in the average total plans occurred in the dedicated and shared segments.

The average monthly number of dedicated server plans in 2013, which generate a higher monthly fee versus shared hosting plans, decreased by 19% in 2013 to an average of 1,206 from 1,485 in 2012. The average monthly number of shared hosting plans in 2013 decreased by 5,488, or 11%, to an average of 43,113 from 48,601 in 2012. Competition from other web hosting providers as well as alternative website services continues to have a negative effect on web hosting plan count and revenue growth.

It continues to be management’s intent to increase revenues and margin per plan through higher cost service offerings to customers, although this may result in a lower number of plans in place overall. In addition, management has begun to lessen its dependency on the Microsoft web platform by broadening its platform capabilities to include more open source web applications which have become increasingly more attractive to web developers and resellers. Overall this continues the trend away from shared hosting sites based on Microsoft software to other more competitive offerings.

Total expenses of $14,012,000 in 2013 increased from $13,957,000 in 2012. Salaries and benefits decreased $113,000 or 2% between years to $5,103,000. Depreciation and amortization cost increased $102,000 between years to $1,316,000 due to increased capital expenditures in the latter part of 2012 (including a capital lease obligation of $632,000 for a new company-wide telephone system) and the timing of 2013 planned capital expenditures. The increase of $42,000 in professional fees was principally due to an increase in web design costs incurred, which corresponds to the increase in web design revenues between periods. Other general and administrative costs increased $13,000 between years as a result of increases in hardware maintenance and support costs of $176,000, principally due to the restructuring of previous contracts in those areas, as well as an increase in bad debt expense by $114,000. These increases were offset by decreases in rent and utility costs of $176,000 in 2012, due to additional rent incurred in 2012 of $30,000 for a corporate apartment and $32,000 higher base rent from the former location as well as higher utility costs incurred in 2012. In addition, there was a decrease in telephone costs of $84,000 due to a new corporate-wide phone system implemented in 2013.

Income before income taxes decreased 16% or $690,000 to $3,564,000 in 2013 from $4,254,000 in 2012. The decrease in profitability is principally due to a decline in web hosting revenue between years as increases in revenue per site have not offset an overall decline in revenue due to site attrition.

All Other

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Revenue:
Insurance commissions	$1,667	$184	$1,483	$1,737	$1,204
Insurance commissions – related party	223	16	207	235	153
Other income	620	101	519	516	419
Other income – related party	78	10	68	80	82
Interest income	—	—	—	—	2
Total revenue	2,588	311	2,277	2,568	1,860
Expenses:
Salaries and benefits	2,332	259	2,073	2,511	2,040
Professional fees	437	48	389	621	253
Depreciation and amortization	209	29	180	203	36
Insurance expense – related party	9	—	9	9	9
Other general and administrative costs	882	103	779	830	560
Total expenses	3,869	439	3,430	4,174	2,898
Loss before income taxes	$(1,281)	$(128)	$(1,153)	$(1,606)	$(1,038)

The All other segment includes revenues and expenses primarily from Newtek Insurance Agency, LLC (“NIA”), Newtek Payroll Services (“PAY”) and qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments.

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue increased by $20,000 for the year ended December 31, 2014 attributable primarily to a $102,000 increase in other income at PAY due to an increase in customers and total employees served. The increase was offset by a decrease of $82,000 combined insurance commission revenue. Insurance commissions decreased due to revenue decreases on health insurance policies, combined with decreases in related party commissions due to premium decreases on Newtek insurance policies.

Salaries and benefits decreased by $179,000 as a result of reduction in employee headcount at NIA, Summit Systems and Designs (“SUM”), and Advanced Cyber Security Systems (“ACS”). The $184,000 decrease in professional fees is mainly due to decreases in broker commissions as well as a decrease in legal expenses at PAY. The increase in other general and administrative costs was mainly related to a settlement of $162,000, increases in IT costs of $64,000 and referral fees of $10,000 at PAY. These increases were offset by a decrease of $177,000 in software licensing fees at ACS.

Comparison of the years ended December 31, 2013 and December 31, 2012

Revenue increased by $708,000, attributable primarily to a $615,000 improvement in combined insurance commission revenue for the year ended December 31, 2013 compared with the year ended December 31, 2012. Insurance commissions increased as a result of the acquisition of a commercial health insurance book of business, while the increase in related party commissions was due to premium increases on the Newtek insurance policies, as well as the shift to in-house management of the Newtek health policies, formerly managed by an outside broker. The $97,000 increase over 2012 in other income is the result of the growth in the number of PAY clients which increased to 465 at December 31, 2013 from 262 at December 31, 2012.

Salaries and benefits increased by $471,000 to $2,511,000 for the year ended December 31, 2013, as compared to $2,040,000 in the year ended December 31, 2014 as a result of the addition of staff at NIA and PAY, and Advanced Cyber Security Systems (“ACS”). The $368,000 increase in professional fees is mainly due to broker commissions for insurance sales related to the new health book of business at NIA, as well as an increase in legal expenses at PAY in connection with a matter related to a former ACH provider. The increase in other general and administrative costs was related to additional software licensing expense, which increased by $186,000 at ACS and $83,000 at NIA to manage the expanded health book of business.

Corporate activities

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Revenue:
Management fees – related party	$796	$100	$696	$896	$776
Interest income	5	2	3	2	4
Other income	80	5	75	2	5
Total revenue	881	107	774	900	785
Expenses:
Salaries and benefits	5,601	474	5,127	5,779	4,943
Interest expense	2,372	106	2,266	27	12
Professional fees	1,139	170	969	1,309	969
Depreciation and amortization	146	17	129	161	118
Lease restructuring charges (amortization)	(291)	(36)	(255)	(291)	(291)
Insurance expense – related party	115	11	104	131	57
Other general and administrative costs	2,621	308	2,313	1,786	2,488
Total expenses	11,703	1,050	10,653	8,902	8,296
Loss before income taxes	$(10,822)	$(943)	$(9,879)	$(8,002)	$(7,511)

The Corporate activities segment implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the other segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTrackerTM referral system and all other intellectual property rights. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income, and corporate operating expenses. These operating expenses consist primarily of internal and external public accounting expenses, internal and external corporate legal expenses, corporate officer salaries, sales and marketing expense and rent for the principal executive offices.

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue is derived primarily from management fees earned from the Capcos. These related party management fees decreased by $100,000 year over year due to the decision to no longer charge management fees to one of the Capcos. Related party management fees, which are eliminated upon consolidation, are expected to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Total expenses increased by $2,801,000, or 31%, for the year ended December 31, 2014 as compared with the same period in 2013. The increases were primarily driven by an increase in interest expense of which $1,905,000 was related to the closing of the new term loan and line of credit with Capital One which was used to repay Summit and the outstanding on the MTS term notes. The $1,905,000 increase relates to the amortization of deferred financing costs and debt discount related to the Summit note. Interest expense also increased by $371,000 related to the new Capital One term loan and line of credit. Other general and administrative costs increased mainly due to an increase in marketing expense related to increase in purchase of air time for our television ad campaign.

These increases were partially offset by a $170,000 reduction in professional fees due to higher legal fees in the prior year in connection with higher audit costs incurred in 2013.

The loss before income taxes increased by approximately $2,820,000 for the twelve months ended December 31, 2014 as compared to the prior year. The loss increase was primarily due to the increase in interest and advertising as previously discussed.

Comparison of the years ended December 31, 2013 and December 31, 2012

Revenue is derived primarily from management fees earned from the Capcos. These related party management fees increased by $120,000 to $896,000 for the year ended December 31, 2013 from $776,000 from the year ago period. Related party management fees, which are eliminated upon consolidation, are expected to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Total expenses increased $606,000, or 7%, for the year ended December 31, 2013 compared with 2012. Salaries and benefits increased a total of $836,000 due to the addition of new staff primarily in the sales, executive and the human resources departments. Professional fees increased by $340,000 year over year due to additional audit and legal fees incurred in connection with the restatement of the 2011 and 2012 financial statements, as well as additional costs associated with the Company exploring various financing transactions. The $43,000 increase in depreciation and amortization was related to the capitalization of website development costs, and insurance expense — related party rose by $74,000 as a result of increased premiums for the renewal of our corporate policies. These increases were partially offset by a decrease in other general and administrative costs that included a $244,000 reversal of an accrual for a contract dispute that was settled during the year, as well as reductions of $225,000 and $168,000 in IT expense and rent, respectively, as well as a decrease of $123,000 in other office related expenses.

Loss before income taxes increased $491,000 for the year ended December 31, 2013 compared to the prior year, primarily due to the increases in salaries and benefits, professional fees and related party insurance expense.

Capco

As described in Note 3 to the consolidated financial statements for the years ended December 31, 2014 and 2013, effective January 1, 2008, the Company adopted fair value accounting for its financial assets and financial liabilities concurrent with its election of the fair value option for substantially all credits in lieu of cash, notes payable in credits in lieu of cash and prepaid insurance. These are the financial assets and liabilities associated with the Company’s Capco notes that are reported within the Company’s Capco segment. The tables below reflect the effects of the adoption of fair value measurement on the income and expense items (income from tax credits, interest expense and insurance expense) related to the revalued financial assets and liability for the years ended December 31, 2014, 2013 and 2012. In addition, the net change to the revalued financial assets and liability for the years ended December 31, 2014 and 2013 is reported in the line “Net change in fair market value of Credits in lieu of cash and Notes payable in credits in lieu of cash” on the consolidated statements of income.

The Company does not anticipate creating any new Capcos in the foreseeable future and the Capco segment will continue to incur losses going forward. The Capcos will continue to earn cash investment income on their cash balances and incur cash management fees and operating expenses. The amount of cash available for investment and to pay management fees will be primarily dependent upon future returns generated from investments in qualified businesses. Income from tax credits will consist solely of accretion of the discounted value of the declining dollar amount of tax credits the Capcos will receive in the future; the Capcos will continue to incur non-cash interest expense.

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013	2012
Revenue:
Income from tax credits	$61	$13	$48	$113	$522
Interest income	13	3	10	29	40
Dividend income – related party	348	46	302	49	—
Other income	9	5	4	22	121
Total revenue	431	67	364	213	683
Net change in fair value of: Credits in lieu of cash and Notes payable in credits in lieu of cash	(8)	(3)	(5)	21	3
Expenses:
Interest expense	92	14	78	174	567
Management fees – related party	942	246	696	896	1,069
Professional fees	266	47	219	296	293
Other general and administrative costs	154	10	144	152	158
Total expenses	1,454	317	1,137	1,518	2,087
Loss before income taxes	$(1,031)	$(253)	$(778)	$(1,284)	$(1,401)

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue is derived primarily from non-cash income from tax credits, interest and dividend income. The decrease in tax credits for the year ended December 31, 2014 versus 2013 reflects the effect of the declining dollar amount of tax credits remaining in 2014. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits, and therefore the income the Company will recognize, will decrease to zero. Interest income decreased by $16,000 due to a reduction in the average cash balance during 2014. The increase in total revenue for the year ended December 31, 2014 compared to the year ended December 31, 2013 is primarily due to $296,000 in dividends received from a related party, earned by three of the Capcos on equity investments made in 2013 and $52,000 in dividends from a preferred interest in a related party, partially offset with income from previously written-off investments received in prior period.

For the year ended December 31, 2014, interest expense decreased by $82,000 as a result of the declining amount of tax credits payable in 2014. Related party management fees for the year ended December 31, 2014 increased by $46,000 due to $146,000 of fees charged in 2014 that were not charged in 2013, offset by a $100,000 decrease in fees charged to another Capco. Management fees are expected to decline in the future as the Capcos mature and utilize their cash. Professional fees decreased by $30,000 due mainly to a decrease in audit fees.

Overall, the pretax loss before income taxes in the Capco segment decreased by $253,000 in 2014, primarily due to an increase in dividend income and a decrease in interest expense.

Comparison of the years ended December 31, 2013 and December 31, 2012

Revenue is derived primarily from non-cash income from tax credits. The decrease in total revenue for the year ended December 31, 2013 versus the year ended December 31, 2012 reflects the effect of the declining dollar amount of tax credits remaining in 2013. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits and, therefore, the income the Company will recognize, will decrease to zero. Interest income decreased by $11,000 for the twelve months ended December 31, 2013 to $29,000 from $40,000 due to a reduction in the average cash balance during 2013. In 2013, three of the Capcos made an equity investment in Small Business Lending, Inc., a related party, which earns a 10% annual cumulative preferred dividend. The Company recorded $49,000 in accrued related party dividends from these investments for the year ended December 31, 2013. Other income decreased $99,000, from $121,000 to $22,000 for the year ended December 31, 2013 primarily due to a $100,000 gain on the sale of an investment with a zero carrying basis recognized in 2012.

For the year ended December 31, 2013, interest expense decreased by 69%, or $393,000, from $567,000 to $174,000 as a result of the declining dollar amount of tax credits payable in 2013, and related party management fees decreased 16%, or $173,000, to $896,000. Related party management fees, which are eliminated upon consolidation, are expected to continue to decline in the future as the Capcos mature and utilize their cash.

Liquidity and Capital Resources

Overview

Cash requirements and liquidity needs over the next twelve months are anticipated to be funded primarily through operating results, available cash and cash equivalents, existing credit lines, proposed new credit lines, additional securitizations of the Company’s SBA lender’s unguaranteed loan portions and additional issuances of common stock.

On June 23, 2015, Universal Processing Services of Wisconsin, LLC and CrystalTech Web Hosting, Inc. (the “Borrowers”) entered into a four year credit agreement with Goldman Sachs where Goldman Sachs agreed to extend a term loan facility up to an aggregate principal amount up to $38,000,000. The proceeds were disbursed to the Company under a revolving line of credit between the Company and the Borrowers (see Note 7 to the condensed consolidated financial statements as of June 30, 2015). A portion of the proceeds or $19,119,000 was disbursed to the Company under a revolving line of credit. The Company used a portion of the proceeds from the line to repay the outstanding balance of the Company’s term loan and accrued interest with Capital One in the amount of $8,879,000. The remainder of the proceeds are to be used to finance future growth and for general corporate purposes of the Borrowers or the Company. The term loan provides for monthly payments of interest with a balloon payment at the end of the term. Each term loan shall either be a “Base Rate Loan” or “LIBOR Rate Loan” at the Borrowers’ election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The credit agreement has a maturity date of June 21, 2019. As of June 30, 2015, outstanding principal is $20,000,000.

In November 2014, the Company closed an underwritten offering of 2,530,000 shares of its common stock at a public offering price of $12.50 per share for total gross proceeds of $31,625,000. The Company is using the proceeds to expand its financing activities and to primarily increase its activity in SBA 7(a) lending and make direct investments in portfolio companies in accordance with its investment objectives and strategies.

As more fully described below, the Company’s SBA lender (“NSBF”) will require additional funding sources to maintain current SBA loan originations under anticipated conditions; although the failure to find these sources may require the reduction in the Company’s SBA lending and related operations, it will not impair the Company’s overall ability to operate.

NSBF depends on the availability of licensed SBA lenders to purchase SBA loans held for sale transferred to the secondary markets and the premium earned therein to support its lending operations. At this time the secondary market for the SBA loans held for sale is robust. However, there can be no assurances that the market will continue in this manner.

NSBF has historically financed the operations of its lending business through loans or credit facilities from various lenders and will need to continue to do so in the future, as well as raise capital through the issuance of the Company’s common stock. Such lenders invariably require a security interest in the SBA loans as collateral which, under the applicable law, requires the prior approval of the SBA. If the Company should ever be unable to obtain the approval for its financing arrangements from the SBA, or if it were otherwise unable to raise capital, it would likely be unable to continue to make loans.

As an alternative to holding indefinitely the portions of SBA loans remaining after sale of the guaranteed portions in the SBA supervised secondary market, NSBF has undertaken to securitize these unguaranteed portions. In December 2010, the first such securitization trust established by NSBF issued notes to one investor in the amount of $16,000,000 which received an S&P rating of AA. A second securitization, an amendment to the original transaction, was completed in December 2011, and resulted in an additional $14,900,000 of notes issued to the same investor. NSBF used the cash generated from the first transaction to retire its outstanding term loan from Capital One and to fund a $3,000,000 account which during the first quarter of 2011 purchased unguaranteed portions originated subsequent to the securitization transaction. Similarly, the proceeds from the second securitization in 2011 were used to pay down its outstanding term loan with Capital One and to fund a $5,000,000 account used to fund additional originations in the first quarter of 2012. Additional securitizations were completed in March 2013 and December 2013 resulting in the issuance of notes in the amount of $20,909,000 and $24,434,000, respectively. Similarly, the proceeds of both transactions were used to pay down the outstanding term loan with Capital One, and a combined total of $12,945,000 was used to fund an account used to purchase unguaranteed portions of loans throughout 2013, and during the first quarter of 2014. While this securitization process can provide a long-term funding source for the SBA lender, there is no certainty that it can be conducted on an economic basis. In addition, the securitization mechanism itself does not provide liquidity in the short term for funding SBA loans. In December 2014, NSBF completed an additional securitization transaction which resulted in the transfer of $36,000,000 of unguaranteed portions of SBA loans and an additional $7,500,000 in loans which were issued subsequent to the transaction. The Newtek Small Business Loan Trust 2014-1in turn issued securitization notes for the par amount of $31,700,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the notes is July 2039. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. Principal and interest on the term loan was payable quarterly in arrears and the interest rate is Prime plus 250 basis points. The term loan was being amortized over a six year period with a final payment due on the maturity date. The interest rate on the revolving line of credit is also Prime plus 250 basis points and is payable monthly in arrears with the principal due at maturity. In addition, the revolving line accrued interest of 0.375% on the unused portion of the line which is payable quarterly in arrears. All outstanding principal was repaid and the credit facility was retired in June 2015.

In July 2013 NSBF received an extension on the maturity of its warehouse lines of credit, totaling $27,000,000 with Capital One from September 30, 2013 to May 31, 2015, at which time the outstanding balance would be converted into a three-year term loan. The extension also enhanced the terms of the credit facilities by removing the $15,000,000 funding sublimit for the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and increasing the advance rate to 55% from 50% for the non-guaranteed portions of the SBA 7(a) loans. As of June 30, 2015 and December 31, 2014, NSBF had $26,322,000 and $33,856,000 outstanding under the line of credit. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime plus 100 basis points, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 187.5 basis points, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. On October 29, 2014, NSBF, closed an additional $23,000,000 in financing with Capital One which increased the existing revolving credit facility from $27,000,000 to $50,000,000. The amendment also extended the term of the facility from May 31, 2015 to May 16, 2018. In June 2015, NSBF amended its existing facility to eliminate the fixed charge coverage ratio in exchange for a debt service ratio, new EBITDA minimums, the elimination of restrictions on the Company’s ability to pay dividends to its stockholders, as well as the release of the guarantees of the Company’s former subsidiaries (now treated as portfolio companies). In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2016 to May 16, 2017 and extended the maturity date of the facility to May 16, 2019. At June 30, 2015, the Company was in full compliance with applicable loan covenants.

As of June 30, 2015, the Company’s unused sources of liquidity consisted of $10,847,000 available through the Capital One facility, $6,092,000 in unrestricted cash, and $226,000 in money market funds.

Restricted cash of $18,498,000 as of June 30, 2015 is primarily held in NSBF. The majority, or $17,330,000 of restricted cash, is related to NSBF, and includes amounts held in a prefunding account to be used to originate new loans, reserves in the event payments are insufficient to cover interest and/or principal with respect to the securitization, payments collected which are due to participants and amounts owed to the SBA.

In summary, Newtek generated and used cash as follows:

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Net cash provided by operating activities	$3,433	$11,352
Net cash used in investing activities	(70)	(16,530)
Net cash (used in) provided by financing activities	(15,084)	1,671
Net decrease in cash and cash equivalents	(11,721)	(3,507)
Cash and cash equivalents, beginning of period	17,813	12,508
Cash and cash equivalents, end of period	$6,092	$9,001

The summary presented above is not comparable due to cash flow presentation changes required as a result of the conversion to a BDC. The most significant change relates to the presentation of cash flows related to SBA debt investments/loans which are included in investing activities for the six months ended June 30, 2014 and operating activities for the six months ended June 30, 2015.

Net cash flows from operating activities decreased $7,919,000 for the six months ended June 30, 2015. The decrease was primarily attributed to a decrease in broker receivables. The Company did not have any broker receivables at December 31, 2014 which caused the decrease in 2015. Broker receivables arise from investments/loans traded but not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end. The decrease was offset by originations of SBA guaranteed and unguaranteed investments (net of repayments) of $95,719,000 offset by proceeds from the sale of SBA guaranteed investments of $119,969,000. As discussed below, originations and repayments were included in investing activities during the six months ended June 30, 2014 but are included in operating activities during the six months ended June 30, 2015.

Net cash used in investing activities primarily includes the originations and repayments of the unguaranteed portions of SBA loans for the six months ended June 30, 2014. As a result of the BDC Conversion, originations and repayments of SBA debt investments are included in operating activities for the six months ended June 30, 2015. Net cash used also includes the purchase of fixed assets. Net cash used in investing activities decreased by $16,460,000 to cash used of $70,000 for the six months ended June 30, 2015 compared to cash used of $16,530,000 for the six months ended June 30, 2014. The decrease was due primarily to originations and repayments of SBA debt investments being included in operating activities subsequent to the conversion to a BDC. SBA debt investments, net of repayments were $16,063,000 for the six months ended June 30, 2014.

Net cash (used in) provided by financing activities primarily includes the net borrowings and (repayments) on bank lines of credit and notes payable as well as securitization activities. Net cash provided by financing activities decreased by $16,755,000 to cash used of $15,084,000 for the six months ended June 30, 2015. In 2014 net principal payments on term loans were $590,000 compared to principal payments of $9,167,000 in 2015 related to the pay down of the Capital One term loan. Payments related to securitizations increased $1,980,000 as a result of the additional securitization transaction completed in December 2014. Restricted cash related to securitizations increased $6,412,000 in 2014 compared to a decrease of $5,944,000 in 2015. The decrease is also attributed to $3,985,000 of dividends paid in 2015 compared to no dividends paid in 2014. The decreases were offset by the $19,119,000 in proceeds from the revolving line of credit with two controlled portfolio companies.

Contractual Obligations

The following chart represents Newtek’s significant obligations and commitments as of June 30, 2015, (in thousands):

	Payments due by period
Contractual Obligations	Total	Less than 1 year		1 – 3 years	3 – 5 years	More than 5 years
Bank Notes Payable(a)	$26,322	$23,552	(b)	$—	$—	$2,770	(c)
Securitization Notes Payable(d)	72,312	—		—	—	72,312
Note payable – related party	19,119	$—		$—	$19,119	$—
Totals	$117,753	$23,552		$—	$19,119	$75,082

(a)	Payable to Capital One: Interest rates range from 4.25% to 5.75%.
(b)	Includes:

The amount outstanding on the NSBF Capital One guaranteed line. Amount payable upon sale of the guaranteed portions of loans which generally occurs within 0-60 days.

(c)	Includes:

$2,770,000 outstanding on the NSBF Capital One warehouse line, which converts to a three year term loan on May 16, 2017 maturing on May 16, 2019.

(d)	Includes:

$72,312,000 net of discount, of securitization notes with legal maturity of 30 years bearing interest at rates between LIBOR plus 3.45% to prime plus 0.75%; actual principal payments will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of the portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our board of directors is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels for disclosure purposes. The Company carries all investments at fair value. Additionally, the Company carries its credits in lieu of cash, notes payable in credits in lieu of cash, and servicing assets at fair value. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Income Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging fees, late fees and prepayment fees. All other income is recorded into income when earned.

Dividend income is recorded at the time dividends are declared. Distributions of earnings from a portfolio companies are evaluated to determine if the distribution is income or return of capital.

Income Taxes

We will elect to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, we are required to meet certain source of income and asset diversification requirements, and timely distribute to our stockholders at least 90%

of investment company taxable income, as defined by the Code, for each tax year. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We would then pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income may exceed estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

New Accounting Standards

In May 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-07 “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” The update changes the requirements for the presentation of certain investments using the net asset value, providing a practical expedient to exclude such investments from categorization within the fair value hierarchy and make a separate disclosure. This ASU is effective for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. The Company does not expect this guidance to have a material impact on its consolidated financial statements and disclosures.

In April 2015, the FASB issued ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs”. This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the debt liability. This ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The Company is evaluating the impact of this update to the consolidated financial statements.

Off Balance Sheet Arrangements

There were no off balance sheet arrangements as of June 30, 2015 .

Recent Developments

On July 23, 2015, the Company acquired Premier Payments LLC (“Premier”), as a new wholly owned, controlled portfolio company. Premier was owned 100% by a related party of the Company. The total purchase price was approximately $16,483,000, of which $14,011,000 was paid in cash and $2,472,000 was paid in newly issued restricted shares of the Company’s common stock. A total of 130,959 shares were issued which may not be sold or transferred for six months. The Company’s board of directors, including a majority of independent directors, approved the transaction.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year for the past ten years. The information as of June 30, 2015 is derived from the unaudited consolidated financial statements of Newtek Business Services Corp. and Subsidiaries. The information as of December 31, 2014, 2013, 2012, 2011, 2010 and 2009 has been derived from Newtek Business Services Corp. and Subsidiaries and Newtek Business Services, Inc. and Subsidiaries consolidated financial statements that have been audited by an independent registered public accounting firm. McGladrey LLP’s report on the senior securities table as of December 31, 2014, and 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. CohnReznick LLP’s report on the senior securities table as of December 31, 2012, 2011, 2010 and 2009 is incorporated by reference to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)		Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Securitization Trust
2015 (as of June 30, 2015, unaudited)	$72,312	$3,974	(5)	—	N/A
2014	79,520	3,634		—	N/A
2013	60,140	2,966		—	N/A
2012	22,039	5,933		—	N/A
2011	26,368	3,758		—	N/A
2010	15,104	5,538		—	N/A
2009	—	—		—	N/A
2008	—	—		—	N/A
2007	—	—		—	N/A
2006	—	—		—	N/A
2005	—	—		—	N/A
2004	—	—		—	N/A
Bank Notes Payable
2015 (as of June 30, 2015, unaudited)	$26,322	$10,918	(5)	—	N/A
2014	43,023	6,716		—	N/A
2013	41,218	4,327		—	N/A
2012	39,823	3,284		—	N/A
2011	13,565	7,305		—	N/A
2010	12,949	6,460		—	N/A
2009	16,298	4,315		—	N/A
2008	25,998	3,157		—	N/A
2007	22,065	4,920		—	N/A
2006	16,391	7,229		—	N/A
2005	21,287	6,344		—	N/A
2004	27,988	4,381		—	N/A
Notes Payable Related Parties
2015 (as of June 30, 2015, unaudited)	$19,119	$14,031		—	N/A
2014	—	—		—	N/A
2013	—	—		—	N/A
2012	—	—		—	N/A
2011	—	—		—	N/A

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2010		—	—	—	N/A
2009		—	—	—	N/A
2008		—	—	—	N/A
2007		—	—	—	N/A
2006		—	—	—	N/A
2005		—	—	—	N/A
2004		—	—	—	N/A
Notes Payable Other		$—	$—	—	N/A
2015 (as of June 30, 2015, unaudited)
2014		—	—	—	N/A
2013		—	—	—	N/A
2012		—	—	—	N/A
2011		—	—	—	N/A
2010		—	—	—	N/A
2009		—	—	—	N/A
2008		—	—	—	N/A
2007		—	—	—	N/A
2006		1,000	118,498	—	N/A
2005		8,000	16,880	—	N/A
2004		—
Notes Payable Insurance
2015 (as of June 30, 2015, unaudited)	$		$—	—	N/A
2014		—	—	—	N/A
2013		—	—	—	N/A
2012		—	—	—	N/A
2011		—	—	—	N/A
2010		—	—	—	N/A
2009		—	—	—	N/A
2008		—	—	—	N/A
2007		732	148,306	—	N/A
2006		5,519	21,471	—	N/A
2005		9,250	14,599	—	N/A
2004		7,877	15,565	—	N/A
Notes Payable Certified Investors
2015 (as of June 30, 2015, unaudited)		$—	$—	—	N/A
2014		—	—	—	N/A
2013		—	—	—	N/A
2012		—	—	—	N/A
2011		—	—	—	N/A
2010		—	—	—	N/A
2009		—	—	—	N/A
2008		—	—	—	N/A

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2007	3,968	27,359	—	N/A
2006	3,923	30,206	—	N/A
2005	3,947	34,214	—	N/A
2004	3,926	31,229	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable.
(5)	The Company had no unfunded commitments as of June 30, 2015, and our asset coverage ratio was 248%.

BUSINESS

Newtek Business Services Corp.

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, beginning with our 2015 tax year. We were formed to continue and expand the business of Newtek NY. We expect that our investments will typically be similar to the investments we made as prior to our reincorporation.

Our Business

We are an internally managed BDC that is a leading national lender and that provides, together with its controlled portfolio companies, a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software which is similar to but better than the system popularized by Salesforce.com. We believe that this technology and low cost business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated business with internal management. We focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions, insurance companies, and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost effective manner without reliance on high cost sales staff and time consuming application processes.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $1.0 billion through approximately 1,544 transactions since 2003 and we currently are the largest non-financial institution U.S. SBA licensed lender under the federal Section 7(a) loan program based on annual origination volume. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. During 2012, 2013, 2014 and through June 30, 2015, we have consistently been the largest non-bank and currently are the tenth largest SBA 7(a) lender in the country based on dollar volume of loans.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

Newtek and its controlled portfolio companies all use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables all operations to acquire SMB customers in a highly cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of their referrals giving. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also highly cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek products or services.

For the years ended December 31, 2012, 2013 and for the period January 1, 2014 through November 11, 2014, our revenue prior to the BDC Conversion was $131.1 million, $143.6 million and $131.8 million, respectively. In the same periods, our net income attributable to Newtek Business Services, Inc. was $5.6 million, $7.5 million and $3.3 million, respectively. Post BDC Conversion, for the period November 12, 2014 through December 31, 2014, and for the six months ended June 30, 2015, our total investment income was $2.0 million and $10.4 million, respectively. In the same periods, the net increase in net assets was $681.0 thousand and $14.9 million, respectively.

Corporate History

Newtek NY merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland in anticipation and prior to the BDC Conversion. In addition, on October 22, 2014, we effectuated a 1 for 5 Reverse Stock Split in order to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity. Newtek NY’s officers and directors immediately before the BDC Conversion became the Company’s officers and directors. Following the BDC Conversion, and the Company’s subsequent election to be regulated as a BDC, the Company completed the Initial Follow-On Offering, and was proud of the significant participation by institutional investors.

Set forth below is a diagram of our current organizational structure:

We used the net proceeds of the Initial Follow-On offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. We believe our transition to a BDC and RIC provides us with access to lower-cost capital and a business structure conducive to expanding our lending activities and assists in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment is making loans and providing business services to SMBs through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio.

Small Business Finance

Our portfolio consists of guaranteed and un-guaranteed non-affiliate loan investments that were made through our small business finance platform, comprised of NSBF, a nationally licensed SBA lender. NSBF originates, sells and services SBA 7(a) loans to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also includes NBC, a portfolio company, which provides receivables financing, including inventory and health care receivables and management services to SMBs which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBC offers back office receivables services for SMBs, such as billing and cash collections. An additional wholly-owned subsidiary, Small Business Lending, Inc., engages in third party loan servicing for SBA and non-SBA loans.

We are expanding our small business finance platform primarily by expanding senior secured lending through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Corporations that provide loans nationwide under the SBA 7(a) loan program. NSBF has received PLP status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF, along with our wholly-owned portfolio company, SBL, manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which includes as of June 30, 2015 $453.0 million of SBA 7(a) loans that NSBF services on behalf of third parties. NSBF originated approximately $202.3 million of SBA 7(a) loans during 2014 and approximately $103.5 million for the six months ended June 30, 2015. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and that our transition to a BDC helps fuel the growth of our loan portfolio by providing us with better access to lower-cost capital. In October 2014 we amended our agreement with our warehouse lender, Capital One, N.A., to increase the line of credit available to support our SBA lending from $27 million to $50 million and extended the term to May 2018.

The SBA is an independent government agency that facilitates one of the nation’s largest source of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5 million for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for all SBA 7(a) loan investors. SBA 7(a) loans are typically between five and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. Since inception, NSBF has sold approximately $746.3 million of the SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value was shared equally between NSBF and the SBA. In December 2010, NSBF launched its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed four securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to do additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1.0 million or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, as of June 30, 2015, NSBF’s loan portfolio consisted of 854 loans originated across 50 states in 68 different industries as defined by the North American Industry Classification System. The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of June 30, 2015 (dollar amounts in thousands):

Distribution by NAICS Code Description

NAICS Code Description	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	108	13,340	124	9.03%
Amusement, Gambling, and Recreation Industries	38	10,018	264	6.78%
Repair and Maintenance	53	8,774	166	5.94%
Specialty Trade Contractors	44	7,831	178	5.30%
Ambulatory Health Care Services	59	6,685	113	4.53%
Accommodation	32	6,631	207	4.49%
Truck Transportation	18	5,931	330	4.02%
Food Manufacturing	16	5,625	352	3.81%
Professional, Scientific, and Technical Services	39	5,585	143	3.78%
Fabricated Metal Product Manufacturing	17	5,195	306	3.52%
Other	430	72,039	168	48.79%
Total	854	$147,654	$173	100.00%

Distribution by State

State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
FL	92	18,197	198	12.32%
NY	105	16,234	155	10.99%
PA	54	9,268	172	6.28%
NJ	60	9,225	154	6.25%
CT	50	9,108	182	6.17%
GA	43	8,427	196	5.71%
TX	47	8,371	178	5.67%
CA	45	6,478	144	4.39%
OH	26	4,900	188	3.32%
IL	27	4,498	167	3.05%
Other	305	52,948	174	35.86%
Total	854	$147,654	$173	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows (dollar amounts in thousands):

Risk Rating

Portfolio	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Risk Rating 1 – 4	777	$136,084	$175	92.16%
Risk Rating 5	12	1,873	156	1.27
Risk Rating 6	52	8,600	165	5.82
Risk Rating 6/7 and 7	13	1,097	84	0.74
Total	854	$147,654	$173	100.00%

Refer to “Business — Ongoing Relationships with Portfolio Companies” for a description of our risk rating system.

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2015 was 16.51 years and 6.01%, respectively.

As a BDC, using the origination platform and borrower relationships that we have developed over an twelve-year period and our experience and knowledge with SBA 7(a) lending, we are developing a conventional lending platform that will be similar to the SBA 7 (a) lending program in terms of high credit quality and rigorous underwriting, but without the SBA’s guarantee. To compensate for the lack of the SBA’s guarantee, we intend to charge higher, double-digit interest rates on our loans. By leveraging our infrastructure in this way, we believe we will be able to grow our lending business at a faster rate but with an even lower default rate than we have done historically and potentially provide better returns to our shareholders.

Certified Capital Companies (Capcos)

Our Capcos have historically invested in SMBs and, in addition to interest income and investment returns, have generated non-cash income from tax credits and non-cash interest and insurance expenses in addition to cash management fees and expenses. We have deemphasized our Capco business in favor of growing the operations of our controlled portfolio companies and do not anticipate creating any new Capcos. While observing all requirements of the Capco programs and, in particular, financing qualified businesses meeting applicable state requirements as to limitations on the proportion of ownership of qualified businesses, we have been able to use this funding source as a means to facilitate the growth of our controlled portfolio companies, which are strategically focused on providing goods and services to SMBs such as those in which our Capcos invest. We continue to invest in and lend to SMBs through our existing Capcos and meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to decertify them as Capcos, liquidate their remaining assets and thereby reduce their operational costs, particularly the legal and accounting costs associated with compliance. Four of our original sixteen Capcos have reached this stage.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2015, represented approximately 38% of our total investment portfolio. Specifically, we hold a controlling interest in SBL, NBC, NMS, NTS, and NIA. In addition, one of our subsidiaries holds a controlling interest in NPS. We refer to these entities, collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our board of directors will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of the controlled portfolio companies.

For our two largest affiliate investments, as of June 30, 2015, our valuation of NMS on a segment basis was approximately $50.2 million, which represents an enterprise value to LTM EBITDA multiple of 4.75x, and our estimated valuation of NTS was approximately $21.1 million, which represents an enterprise value to LTM EBITDA multiple of 5.25x. Such valuations and multiples reflect our current assumptions and final valuations are determined by our board of directors with the assistance, in some instances, of a third party valuation firm.

Electronic Payment Processing (NMS)

NMS markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. It utilizes a multi-pronged sales approach of both direct and indirect sales. NMS’s primary sales efforts focus on direct sales through our The Small Business Authority brand. Its indirect sales channels consist of alliance partners, principally financial institutions (banks, credit unions, insurance companies and other related businesses), and independent sales agents across the U.S. These referring organizations and associations are typically paid a percentage of the processing revenue derived from the respective merchants that they successfully refer to NMS. In 2014, NMS processed merchant transactions with a sales volume of over $4.6 billion. NMS’s merchant base has grown from approximately 1,000 merchants at the end of 2002 to approximately 13,675 merchants at the end of 2014 through both organic growth and selective portfolio acquisitions. In April 2015, Newtek hired Mr. Michael Campbell as Chief Credit Officer and Chief Risk Officer for Newtek Merchant Solutions. Mr. Campbell has 25 years of extensive experience in merchant bankcard operations including credit and risk management, bankcard credit, risk management policy, fraud, regulatory, data security and portfolio management. Prior to joining Newtek, he was the Vice President and Head of Risk for Charge Payment Merchant Services and was a senior risk consultant at The Strawhacker Group. He spent 5 years as the Head of Credit U.S., eCommerce and Merchant PCI at RBS Worldpay and over 10 years at Chase Paymentech Solutions as Vice President of National and Credit Partner Risk. He also was Head of Credit for Chase Merchant Services. Mr. Campbell is a member of Visa and MasterCard Advisor Committees, Merchant Acquirer’s Committee (MAC), Fraud Advisory Committee (ETA) and the International Association of Financial Crimes Investigator. In addition, David Karcher was named Business Service Specialist (“BSS”) Manager, with extensive experience in direct sales, business development for start-ups and strategic alliance sales. As a BSS manager, he will be responsible for our alliance partner sales team as well as for the supervision of our independent sales organizations (“ISO”) and agents sales teams. Previously Mr. Karcher held senior sales and business development positions at iStream Financial Services, and Diversinet, and was formerly responsible for development of alliance relationships at Clear2Pay Americas, Aliaswire, Inc., iPay Technologies, LLC, and Metavante Corporation. NMS intends to build the growth and increased profitability of this segment with these additions.

NMS has a number of competitive advantages which we believe will enable us to exceed industry growth averages. These are:

•	we rely on non-traditional business generation: referral relationships, wholesale solicitations and financial institutions rather than independent agents;
•	we are a market leader in the implementation of technology in the payment processing business;
•	we own the rights, through one of our Capco investments, to a payment processing gateway;
•	we maintain our own staff of trained and skilled customer service representatives; and
•	we are in the process of launching the latest in point-of-sale technology hardware, implementation of the EMV system (Europay, MasterCard, Visa inter-operative integrated circuit cards) and continuous cyber-security services.

NMS maintains its principal customer service and sales support offices in Milwaukee, Wisconsin and Brownsville, Texas with additional specialists located in Phoenix, Arizona and New York. NMS’s personnel at these locations assist merchants with initial installation of equipment and on-going service, as well as any other special processing needs that they may have.

NMS’s development and growth are focused on selling its services to internally generated referrals, merchant referrals identified for NMS by Newtek alliance partners, and, with increasing emphasis since January 2013, by Newtek independent sales representatives. NMS is still different than most electronic payment processing companies who acquire their clients primarily through independent agents. NMS believes that its business model provides it with a competitive advantage by enabling it to acquire new electronic payment processing merchants at a lower cost level for third-party commissions than the industry average. NMS’s business model allows it to own the customer as well as the stream of residual payments, as opposed to models which rely more heavily on independent sales agents.

Managed Technology Solutions (NTS)

NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services to more than 103,000 customer accounts in 106 countries and manages over 62,000 domain names. While there are many competitors in this space, NTS is the only technology company with the exclusive focus on the SMB market with products tailored to the specific needs of these business customers.

NTS provides a full suite of outsourced IT infrastructure services, including shared server hosting, dedicated server hosting, and cloud server (virtual) instances under the Newtek Managed Technology Solutions®, Newtek Web Services®, Newtek Web Hosting, and CrystalTech® brands, for which it receives recurring monthly fees, as well as other fees such as set-up fees, consulting fees, domain name registration, among others. Ninety percent of all fees are paid in advance by credit card.

NTS has recognized the continuing decline in Microsoft being utilized in the design of web sites and the market shift to Linux, Nginx and a proliferation of Word Press sites being built on non-Microsoft based platforms. This decline has caused a marked downward trend in the historical site count of NTS Microsoft hosted sites. NTS has responded by launching Linux Apache and Linux Nginx platforms within its environment and created associated control panels, service/support and billing to participate more fully in 100% of the market as compared to the present 33% of the new web design growth represented by Microsoft. All platforms are available within NTS’s cloud and non-cloud environment and are fully managed offerings as compared to NTS’s competitors. In addition, Newtek has created a proprietary platform and filed an associated patent for Newtek Advantage which leverages NTS’s underlying technologies to deliver real time information and actionable business intelligence to its existing and new customer base.

NTS has launched a complete line of cloud based business and eCommerce packages, Cloud Spaces, to streamline the decision process for business owners and accommodate designers and developers that wish to build sites in both Microsoft and Linux environments. Included with this service offering is our standard, full customer service with a real human interface available on a 24/7/356 basis and this further distinguishes us from our competitors since they usually offer co-location hosting without the supported needed for the SMB market customer.

NTS’s cloud offerings provide for a consumption-based hosting model that allows customers to pay only for the resources they need, which not only saves them money compared to traditional server hosting, but also enables them to scale larger or smaller on demand.

NTS delivers services not just to customers seeking hosting, but also to wholesalers, resellers, and web developers by offering a range of tools for them to build, resell, and deliver their web content. NTS primarily uses the Microsoft Windows® 2008 R2 platform to power its technology. Microsoft has described NTS as one of the largest hosting services in the world providing Microsoft Windows hosting. NTS currently operates five data centers; Scottsdale, Arizona, Phoenix, Arizona, Edison, New Jersey, Denver, Colorado, and Slough, England. Its primary data center is a 5,000 square foot military-strength data center located in Scottsdale, Arizona. All of NTS’ facilities utilize redundant networking, electrical and back-up systems, affording customers what management believes to be a state-of-the-art level of performance and security. NTS is PCI certified, and Service Organization Control 1 (“SOC 1”) audited, all of which mean that it meets the highest industry standards for data security.

Throughout its affiliation with Newtek, over seventy percent of new NTS customers have come as a result of internal and external referrals without material expenditures by the Company for marketing or advertising. Many of NTS’s competitors are very price sensitive, offering minimal services at cut-rate pricing. While being cost competitive with most Linux-and Windows-based web hosting services, NTS has emphasized higher quality uptime, service and support as well as multiple control panel environments for the designer and developer community.

NTS has diversified its product offerings to SMBs under different brands, all under Newtek Technology Solutions, including Newtek Hosting, Newtek Web Services, Newtek Data Storage® and Newtek Web Design and Development®. NTS focuses specifically on select markets such as restaurants, financial institutions, medical practices, law firms, accountants, retail and technology service providers for channel business and reselling.

NTS has also launched a turnkey hosting service to meet financial institution needs for dedicated servers, hosting and/or data storage, enabling these entities to comply with their strict regulatory requirements that demand very high security protocols and practices be in place.

Insurance Services (NIA)

NIA, which is licensed in 50 states, offers SMB insurance products and services. NIA serves as a retail and wholesale brokerage insurance agency specializing in the sale of personal, commercial and health/benefits lines insurance products to customers of all of the Newtek affiliated companies as well as Newtek alliance partners. NIA offers insurance products from multiple insurance carriers providing a wide range of choice for its customers. NIA has formed strategic alliances with AIG, E-Insure, Credit Union National Association, Navy Federal Credit Union, the Commercial Transportation Association of America, Pershing and others to provide agent services to SMB clients referred by them. NIA is continuing its efforts to implement programs with alliance partners to market commercial and personal insurance. In December 2012, NIA, working with another of the Newtek subsidiaries, acquired a portfolio of insurance business from a major health care insurance agency based in the New York City area. This has added approximately 340 group health insurance policies that NIA is servicing and will form the basis on which NIA plans to grow this aspect of the insurance business. We also expect that recent health care legislation will increase the demand for these services among SMBs. A major sales channel for NIA is the SMB customer base of our lending platform and the other controlled portfolio companies which allow for many opportunities for cross sales between business lines.

Newtek Payroll Services (NPS)

NPS became affiliated with Newtek in 2010, and offers an array of industry standard and very competitively priced payroll management, payment and tax reporting services to SMBs. Based in New York, NPS has built up its business through June 30, 2015 to approximately 556 customers in 41 states with total payroll under management of 4,138 employees, of which approximately 8.7% were Newtek employees, an increase in customer count of 19% and employee count of 39% for the year 2013. These payroll services are being marketed through all of Newtek’s available channels including the alliance partnerships and direct marketing campaigns. NPS also benefits by the access to the SMB customer base of the lending platform and the other controlled portfolio companies.

NPS provides full service payroll solutions across all industries, processing payroll any via SaaS or phone solutions. We have an established and reliable proprietary platform that is not limited by client size, industry type or delivery interface. NPS assists clients in managing their payroll processing needs by calculating, collecting and disbursing their payroll funds, remitting payroll taxes and preparing and filing all associated tax returns. In addition, NPS offers clients a range of ancillary service offerings, including workers’ compensation insurance, time and attendance, 401(k) administration, pay cards, employee benefit plans, employee background screening, COBRA services, tax credit recovery, Section 125 and flexible benefits spending plans and expense management services.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our intent to elect to be regulated as a BDC, we have initiated a direct marketing strategy to SMB customers through our new “go to market” brand, The Small Business Authority®. Through a coordinated radio and television advertising campaign built around this brand, and our web presence, www.thesba.com, we are establishing ourselves as a preferred “go-to” provider for SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the real authority on small businesses. We have developed the SB Authority Index®, a proprietary, multi-dimensional index of small business activity which we prepare and release monthly and which has appeared in numerous media outlets. We also conduct a Market Sentiment Survey each month on a topic which is or should be of vital concern to the SMB market and release these results each month. Finally, we are an approved contributor to the Forbes.com website and we frequently post content relevant to the SMB and wider business markets and our Chief Executive Officer is a frequent guest on various business related TV programs on the Fox, Fox Business News, CNN, CNBC and MSNBC networks.

We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, CTAA, EInsure, ENT Federal Credit Union, General Motors Minority Dealers Association, Iberia Bank, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National Bank and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our new web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business to business environment. This provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines and of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we only pay fees for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team most of which have worked together for more than 10 years each have over 25 years of experience in finance-related fields. In particular, they have originated over $1.0 billion of SBA 7(a) loans over the past thirteen years and currently manage a portfolio of approximately $1.1 billion of SBA 7(a) loans and other loans, which as of June 30, 2015 includes $453.0 million of SBA 7(a) loans that SBL services on behalf of third parties. These investment professionals have worked together, to screen opportunities, underwrite new investments, and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our executive officers, which include Barry Sloane, Craig J. Brunet, Jennifer C. Eddelson, Matthew G. Ash, Michael A. Schwartz, and Peter Downs (our “executive committee”), under the supervision of our board of directors, and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. Our executive committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis. Messrs. Sloane, Brunet, Ash, and Downs have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.  We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, during 2012, 2013, 2014 and through June 30, 2015, NSBF was the largest, independent non-bank originator of SBA 7(a) loans by dollar volume and is currently the tenth largest in the country. As a result, we believe we are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns.  We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future. In addition, while we anticipate originating a range of approximately $230 to $270 million of SBA 7(a) loans during 2015, we will select these loans from the large volume of loan proposals we annually receive.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks will reduce lending by traditional large financial institutions and community banks.  While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.  Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll solutions. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•	Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our board of directors and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.
•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in a very advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.
•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our brand, our portal, our patented NewTracker® technology, and our new web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. In 2015 we expect to fund between $230 to $270 million of SBA 7(a) loans during the year, based on the large volume of loan proposals we expect to receive in 2015. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our executive committee and senior lending team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. Our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.
•	Experienced Senior Lending Team with Proven Track Record. We believe that our senior lending team is one of the leading capital providers to SMBs. Since we acquired NSBF in 2003 through June 30, 2015, NSBF has invested in excess of $1.0 billion in 1,544 transactions. We intend to use a portion of the net proceeds of this offering to expand the financing activities of NSBF, our small business finance platform. Our senior lending team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus is to expand the debt financing activities of NSBF in SBA 7(a) loans, our executive committee also has substantial experience in making debt and equity investments through our Capcos. Since 1999 through June 30, 2015 the Capcos have invested an aggregate of $171.9 million in 186 transactions.
•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC is to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, offer larger loans, between $5.0 to $10.0 million each, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:
•	have 3 to 10 years of operational history;
•	significant experience in management;
•	credit worthy owners who provide a personal guarantee for our investment;
•	show a strong balance sheet to collateralize our investments; and
•	show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. We are also a Standard & Poor’s rated servicer for commercial loans and our exceptional servicing capabilities with a compact timeline for loan resolutions and dispositions has attracted various third-party portfolios. For example, since the banking crisis in 2009, SBL has been the sole servicer on behalf of the FDIC for its portfolio of approximately $29.4 million in SBA 7(a) loans from institutions taken over by the FDIC. SBL also services a portfolio of approximately $453 million of SBA 7(a) loans and other loans for several commercial banks as of June 30, 2015.

Business Development Company Conversion

On October 22, 2014, we effectuated the 1-for-5 Reverse Stock Split. In conjunction with the completion of the Initial Follow-On Offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and we elected to be regulated as a BDC under the 1940 Act in the BDC Conversion. In connection with our intention to elect RIC status in 2015, we anticipate that our board of directors will declare a special dividend in 2015 of approximately $3.29 per share of common stock (assuming approximately 10.3 million shares of common stock outstanding prior to this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. The actual amount of the special dividend is subject to authorization by our board of directors. As of June 30, 2015, our net asset value per common share was approximately $16.62. On March 19, 2015 and June 15, 2015, the Board declared a $0.39 and $0.47 per share distribution, respectively. We expect the special dividend will be paid in the latter half of 2015.

As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we are not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation.”

In connection with our election to be regulated as a BDC, we intend to elect to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investments

We engage in various investment strategies from time to time in order to achieve our overall investment objective.

Portfolio Company Characteristics

We have and will target investments and future portfolio companies that generate both current income and capital appreciation. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment, nor do we guarantee that all criteria will be met in the investments we will make in the future. We have and will continue to limit our investments to the SMB market.

•	Experienced Senior Investment Teams with Meaningful Investment. We seek to invest in companies in which senior or key managers have significant company-or industry-level experience and have significant equity ownership. It has been our experience that these senior investment teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.
•	Significant Invested Capital. We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s owners (and their ability and willingness to invest additional equity capital as and to the extent necessary) are also important considerations.
•	Appropriate Capital Structures. We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s equity owners to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our senior subordinated debt. A key consideration is a strong balance sheet and sufficient free cash flow to service any debt we may invest.
•	Strong Competitive Position. We invest in companies that have developed strong, defensible product or service offerings within their respective market segment(s). These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.
•	Customer and Supplier Diversification. We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-weighted pricing scenario.

Investment Objectives

Debt Investments

We target our debt investments, which are principally made through our small business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market producing gains and with a yield on investment in excess of 30% net of direct loan origination expenses. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. As of June 30, 2015, 100% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

•	First Lien Loans. Our first lien loans generally have terms of one to twenty five years, provide for a variable interest rate, contain no prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•	Second Lien Loans. Our second lien loans generally have terms of five to twenty five years, also primarily provide for a variable interest rate, contain no prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. We typically only take second lien positions on additional collateral where we also have first lien positions on business assets.
•	Unsecured Loans. We only make few unsecured investments, primarily to our controlled portfolio companies, which because of our equity ownership are deemed to be more secure. Typically, these loans are to meet short term funding needs and are repaid within 6 to 12 months.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise in excess of 95% of our overall investments in number and dollar volume.

Equity Investments

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating businesses or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational business of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.

In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Investment Process

The members of our senior lending team and our executive committee are responsible for all aspects of our investment selection process. The discussion below describes our historic investment procedures as well as the investment procedures we will use as a BDC. The stages of our investment selection process are as follows:

Loan and Deal Generation/Origination

The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority have created an extensive loan and deal sourcing infrastructure. This is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and our extensive network of strategic alliance partners. We supplement this by the selective use of radio and television advertising aimed primarily at lending to the SMB market. We have developed a reputation as a knowledgeable and reliable source of capital, providing value-added advice, prompt processing, and management and operations support to our portfolio companies.

We market our loan and investment products and services, and those of our controlled portfolio companies, through referrals from our alliance partners such as AIG, Credit Union National Association, EInsure, ENT Federal Credit Union, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Randolph Brooks Federal Credit Union, Members Only Federal Credit Union, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National Bank and UBS Bank using our patented NewTracker® referral system as well as direct referrals from our new web presence, www.thesba.com. The patent for our NewTracker® referral system is a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment providing further for security and transparency between referring parties. This system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which creates confidence between the referred business client, the referring alliance partner and us.

Additional deal sourcing and referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our subsidiaries and controlled portfolio companies relates to acquiring customers at low cost. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure.

Screening

All potential debt or equity investment proposals that are received are screened for suitability and consistency with our investment criteria (see “Portfolio Company Characteristics,” above). In screening potential investments, our senior lending team and our executive committee utilize a value-oriented investment philosophy and commit resources to managing downside exposure. If a potential investment meets our basic investment criteria, a business service specialist or other member of our team is assigned to perform preliminary due diligence.

SBA Lending Procedures

We originate loans under the SBA 7(a) Program in accordance with our credit and underwriting policy, which incorporates by reference the SBA Rules and Regulations as they relate to the financing of such loans, including The United States Small Business Administration Standard Operating Procedures, Policies and Procedures for Financing (“SOP 50 10”).

During the initial application process for a loan originated under the SBA 7(a) Program, a business service specialist assists and guides the applicant through the application process, which begins with the submission of an online form. The online loan processing system collects required information and ensures that all necessary forms are provided to the applicant and filled out. The system conducts two early automatic screenings focused primarily on whether (i) the requested loan is for an eligible purpose, (ii) the requested loan is for an eligible amount and (iii) the applicant is an eligible borrower. If the applicant is eligible to fill out the entire application, the online system pre-qualifies the applicant based on preset credit parameters that meet the standards of Newtek and the SBA.

Once the online form and the application materials have been completed, our underwriting department (the “Underwriting Department”) becomes primarily responsible for reviewing and analyzing the application in order to accurately assess the level of risk being undertaken in making a loan. The Underwriting Department is responsible for assuring that all information necessary to prudently analyze the risk associated with a loan application has been obtained and has been analyzed. Credit files are developed and maintained with the documentation received during the application process in such a manner as to facilitate file review during subsequent developments during the life of the loan.

Required Information

For a loan originated under the SBA 7(a) Program, the primary application document is SBA Application Form 4 (“Form 4”) and the required attachments. Among other things, Form 4 requires the following information:

•	amount of loan requested;
•	purpose of loan requested;
•	requested maturity date of the loan;
•	the number of employees at the applicant and its affiliates and subsidiaries at the time the loan application is made and if the loan is approved, at the time the loan is approved;
•	information regarding current, pending and previous indebtedness of the applicant to the SBA or other U.S. government agencies, including the amount of loss to the U.S. government;
•	information regarding current business indebtedness; and
•	information regarding management of the applicant.

In addition to Form 4, the following additional information is required:

•	an SBA Form 912 (Statement of Personal History) for each proprietor or partner, and each officer, director or owner of 20% or more of the applicant;
•	if collateral consists of (a) land and buildings, (b) machinery and equipment, (c) furniture and fixtures, (d) accounts receivable, (e) inventory or (f) other, an itemized list containing serial and identification numbers for all articles having an original value of $5,000 or more;
•	a current personal balance sheet for each proprietor, each limited partner owning 20% or more in interest and each general partner, or each stockholder owning 20% or more voting stock;
•	a brief history of the applicant and the expected benefits of the loan;
•	a resume or curriculum vitae for each member of management;
•	balance sheets, profit and loss statements (or federal income tax returns) and reconciliations of net worth of the applicant or any other business for which the applicant, its owners or majority stockholders has a controlling interest for the previous three years and the most recent interim period, or a projection of earnings for at least one year where financial statements for the prior three years are unavailable;
•	for each loan guarantor or unaffiliated co-signer on any loan, personal tax returns for the previous three years and the most recent interim period;
•	a summary of aging of accounts receivable and payable;
•	a list of machinery or equipment or other non-real estate assets, if any, to be purchased with the loan proceeds and the cost of each item;
•	information regarding prior bankruptcy or insolvency proceedings or pending lawsuits involving the applicant or any of its officers;
•	if the applicant is a franchise, a copy of the franchise agreement and the related FTC disclosure statement;
•	if the applicant buys from, sells to or uses the services of any concern in which any employee of the applicant has a financial interest, information regarding such business concern;
•	information regarding any persons affiliated with the applicant who are employed by the SBA, any other federal agency, the Small Business Advisory Council, ACE, SCORE or the related lender; and
•	for construction loans only, a statement of estimated cost of the project and other sources of funding and copies of preliminary construction plans.

We view current financial information as the foundation of sound credit analysis. To that end, we verify all business income tax returns with the Internal Revenue Service and generally request that financial statements be submitted on an annual basis after the loan closes. For business entities or business guarantors, we request federal income tax returns for each fiscal year-end to meet the prior three-year submission requirement. For interim periods, we will accept management-prepared financial statements. The most recent financial information may not be more than ninety days old at the time of the approval of the loan, but we generally request that the most recent financial information not be older than sixty days in order to provide time for underwriting and submission to SBA for guaranty approval. For individuals or personal guarantors, we require a personal financial statement dated within ninety days of the application (sixty days is preferred) and personal income tax returns for the prior three years. In connection with each yearly update of business financial information, the personal financial information of each principal must also be updated. Spouses are required to sign all personal financial statements in order for the Underwriting Department to verify compliance with the SBA’s personal resource test. In addition, the Underwriting Department will ensure that there has been no adverse impact on financial condition of the applicant or its principals since the approval of the loan. If closing does not occur within ninety days of the date on which the loan is approved, updated business and personal financial statements must be obtained and any adverse change must be addressed before the proceeds of the loan may be disbursed. If closing does not occur within six months of the date on which the loan is approved, the applicant is generally required to reapply for the loan.

Stress Test

The standard underwriting process requires a stress test on the applicant’s interest rate to gauge the amount of increase that can be withstood by the applicant’s cash flow and still provide sufficient cash to service debt. The applicant’s cash flow is tested up to a 2% increase in interest rate. If the applicant’s debt service coverage ratio decreases to 1:1 or less than 1:1, the loan may only be made as an exception to our underwriting guidelines and would require the approval of our credit committee.

Required Site Visit

No loan will be funded without an authorized representative of Newtek first making a site visit to the business premises. We generally uses a contracted vendor to make the required site visit but may from time to time send our own employees to perform this function. Each site visit will generate a narrative of the business property as well as photographs of the business property. Additional site visits will be made when a physical on-site inspection is warranted.

Credit Assessment of Applicant

Loan requests are assessed primarily based upon an analysis of the character, cash flow, capital, liquidity and collateral involved in the transaction.

Character.  We require a personal credit report to be obtained on any principal or guarantor involved in a loan transaction. Emphasis is placed upon the importance of individual credit histories, as this is a primary indicator of an individual’s willingness and ability to repay debt. Any material negative credit information must be explained in writing by the principal, and must be attached to the personal credit report in the credit file. No loan will be made where an individual’s credit history calls into question the repayment ability of the business operation. A loan request from an applicant who has declared bankruptcy within the ten years preceding the loan application will require special consideration. A thorough review of the facts behind the bankruptcy and impact on creditors will be undertaken in determining whether the principal has demonstrated the necessary willingness and ability to repay debts. In addition, we will examine whether the applicant and its principals and guarantors have abided by the laws of their community. Any situation where a serious question concerning a principal’s character exists will be reviewed on a case-by-case basis. Unresolved character issues are grounds for declining a loan request regardless of the applicant’s financial condition or performance.

Cash Flow.  We recognize that cash flow is the primary and desired source of repayment on any loan, and therefore is the primary focus of the credit decision. Any transaction in which the repayment is not reasonably assured through cash flow will be declined, regardless of other possible credit strengths. At a minimum, combined EBITDA will be used to evaluate repayment ability. Other financial analysis techniques will be employed as needed to establish the reasonableness of repayment. Where repayment is based on past experience, the applicant must demonstrate minimum combined cash flow coverage of 1.2 times based upon the most recent fiscal year-end financial statement. A determination of the ability to repay will not be based solely upon interim operating results. Where repayment ability is not evident from historical combined earnings (including new businesses and changes of ownership), projections will be analyzed to determine whether repayment ability is reasonably assured. For changes in ownership, monthly cash flow forecasts will be analyzed to determine adequacy to meet all of the borrower’s needs.

For business acquisition applications, the applicant will be required to submit projections and support such projections by detailed assumptions made for all major revenue and expense categories and an explanation of how the projections will be met. Analysis must include comparisons with relevant Risk Management Association (“RMA”) industry averages. EBITDA must be reasonably forecast to exceed debt service requirements by at least 1.2 times, after accounting for the initial phase of operations. For change of ownership applications, projections will also be measured against the actual historical financial results of the seller of the business concern. Projections must demonstrate repayment ability of not less than 1.2 times.

Capital.  Capital is a strong traditional indicator of the financial health of a business. For going concern entities, the pro-forma leverage position, as measured by the debt to tangible net worth ratio, may not exceed the RMA industry median or 4 to 1, whichever is greater. For change of ownership transactions, generally 25% of total project costs should be contributed as equity resulting in debt to tangible net worth ratio of 3 to 1.

For a change of ownership transaction where a substantial portion of intangibles are included within the transaction, adequacy of capital will be determined based upon an evaluation of the business value and level of injection. In determining the legitimacy of the business value, the loan underwriter must utilize two SBA approved valuation methods, as outlined in SOP 50 10. If the business value is found to be acceptable, and the equity injection into the project is within our requirements as outlined herein, then the capital position will be considered satisfactory.

As a general rule, stockholder and affiliate loans may be added back to net worth only if such loans will be subordinated for the life of the SBA loan, with no principal or interest payments to be made. Financing by the seller of the business may also be considered as equity if the loan will be placed on full standby for the life of the SBA loan. Adjustments to net worth to account for the difference between the book value and appraised value of fixed assets may be made only when supported by a current appraisal. Appraisals on a “subject to” basis are not acceptable.

Liquidity.  Liquidity, as measured by the current ratio, must be in line with the RMA industry average. An assessment of the adequacy of working capital is required. An assessment of the liquidity of a business is essential in determining the ability to meet future obligations. Lending to cash businesses such as hotels and restaurants requires less analysis of the liquidity of the business due to the timing of cash receipts. Industries with large receivables, payables, and inventory accounts require thorough review of the cash cycle of the business and evaluation of the applicant’s ability to manage these accounts. The current and quick ratios and turnover of receivables, payables and inventory are measured against the RMA industry median in determining the adequacy of these liquidity measures.

Collateral.  We are required to reasonably secure each loan transaction with all worthwhile and available assets. Pursuant to SOP 50 10, we may not (and will not) decline a loan if the only weakness in the application is the value of collateral in relation to the loan amount, provided that all assets available to the business and its principals have been pledged. As set forth in SOP 50 10, a loan is considered to be fully secured if the SBA has a security interest in assets with a combined “collateral” value that equals or exceeds the loan balance. The “collateral” value of an asset means the amount expected to be realized if the lender took possession after a loan default and sold the asset after conducting a reasonable search for a buyer and after deducting the costs of taking possession, preserving and marketing the asset, less the value of any existing liens (“Net Liquidation Value”). Collateral coverage will be based on “collateral” value and not market value. While the mortgage industry has historically used a “loan to value” ratio to help assume an acceptable level of collateral protection, the use of SBA’s “collateral” value on a case by case basis will provide room for considering experiences of individual lenders and local market conditions, resulting in a tailored collateral valuation for each transaction. “Collateral” value must be established and fully justified in each transaction. If coverage is not full and worthwhile assets are available to be pledged, they must be pledged or the loan application must be declined. However, if coverage is not full and worthwhile assets are not available to be pledged, the loan application may not be declined solely for lack of collateral, provided that all available assets have been offered.

We attempt to secure each loan transaction with as much real estate and liquid asset collateral as necessary; however, all collateral assets must be evaluated. Collateral is evaluated on the basis of the Net Liquidation Value to determine the realizable value among collateral types. Valuation factors are applied as follows:

•	Commercial real estate — 75%
•	Residential real estate — 80%
•	Vacant land — 50%
•	Machinery & Equipment — 50%
•	Furniture & Fixtures — 10%
•	Accounts receivable & inventory — 20%
•	Leasehold improvements — 5%
•	Certificate of Deposit — 100%
•	Regulated Licenses — will vary dependent upon type of license and geographic area. The liquidation rate used must be fully justified.

In addition to an assessment of the criteria specified above, there are certain special industry-specific requirements that will be considered in the loan application decision.

Change of Ownership.  The minimum equity injection required in a change of ownership transaction is generally 20% but may be lower for specific industries such as medical and dental practices, gas stations and convenience stores, flag hotels and “strong” non-lodging franchises.

In the event of financing from the seller of the business, the applicant must inject not less than 10% of the project cost; the seller of the business may provide the balance on a complete standby basis for the life of the SBA loan. Exceptions to the equity requirement are reviewed on a case-by-case basis.

For a change of ownership transaction, the application must be accompanied by a business plan including reasonable financial projections. The financial performance of the seller of the business must be evaluated based upon three years of corporate income tax returns and a current interim financial statement. Projections for the applicant must be in line with the historical financial performance at the business location. In cases where financial performance of the seller of the business is poor, a satisfactory explanation must be provided to detail the circumstances of performance. Projections for the applicant must be accompanied by detailed assumptions and be supported by information contained in the business plan.

Management must have related experience in the industry and demonstrate the ability to successfully operate the business. In the absence of satisfactory related experience, an assessment of management’s experience and capabilities, given the complexity and nature of the business, will be made. In the case of a franchise, we will generally take into account the reputation of a franchisor for providing worthwhile management assistance to its franchisees.

We give careful scrutiny to change of ownership transactions. The loan underwriter will review the contract for sale, which will be included in the credit file. The contract for sale must include a complete breakdown of the purchase price, which must be justified through either a third party appraisal or directly by the loan underwriter through an approved valuation method specified in SOP 50 10. The contract of sale must evidence an arm’s length transaction (but transactions between related parties are permitted so long as they are on an arm’s-length basis) which will preserve the existence of the small business or promote its sound development. In addition, a satisfactory reason for the sale of the business must be provided. The seller of the business must provide the prior three years of business tax returns and a current interim financial statement, as applicable.

Also in connection with a change of ownership transaction, the Loan Processing area of the Underwriting Department will order Uniform Commercial Code searches on the seller of the existing business. If such a search identifies any adverse information, the Loan Processor will advise the Underwriting Manager or Operations Manager so a prudent decision may be made with respect to the application.

Real Estate Transactions.  Loan proceeds for the acquisition or refinancing of land or an existing building or for renovation or reconstruction of an existing building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and
•	loan proceeds may not be used to remodel or convert any rental space in the property.

Loan proceeds for construction or refinancing of construction of a new building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and
•	if building is larger than current requirements of the applicant, projections must demonstrate that the applicant will need additional space within three years, and will use all of the additional space within ten years.

Commercial real estate appraisals are required on all primary collateral prior to the loan closing. In general, appraisals will be required as follows:

•	for loans up to $100,000 — a formal opinion of value prepared by a real estate professional with knowledge of the local market area;
•	for loans from $100,000 to $500,000 — a limited summary appraisal completed by a state certified appraiser;
•	for loans from $500,000 to $1 million — a limited summary appraisal by a Member of the Appraisal Institute (“MAI”) appraiser; and
•	for loans over $1 million — a complete self-contained appraisal by a MAI appraiser.

Environmental screenings and an environmental questionnaire are required for all commercial real estate taken as collateral.

In general, environmental reports are required as follows:

•	for real estate valued up to $500,000 — a transaction screen including a records review;
•	for real estate valued in excess of $500,000 — a Phase I Environmental Report; and
•	for the following types of property, a Phase I Environmental Report will be required regardless of property value: gasoline service stations, car washes, dry cleaners and any other business known to be in environmentally polluting industries.

In all cases for commercial real estate taken as collateral:

•	if further testing is recommended, the recommended level of testing will be performed prior to the loan closing; and
•	if the report indicates remedial action to be taken by the business, such actions must be completed prior to the loan closing and a closure letter must be provided prior to funding.

Medical Professionals.  In connection with a loan application relating to the financing of a medical business, all medical licenses will be verified, with the loss or non-renewal of license constituting grounds for denial of the application. In addition, medical professionals must provide evidence of malpractice liability insurance of at least $2,000,000 or the loan amount, whichever is higher. Malpractice insurance must be maintained for the life of the loan.

Franchise Lending.  All franchise loan applications will be evaluated as to eligibility by accessing SBA’s Franchise Registry. If the franchise is listed in the registry and the current franchise agreement is the same as the agreement listed in the registry, Newtek will not review the franchise agreement. However, the franchise agreement will be reviewed for eligibility by the loan underwriter when either of the following applies: (i) the franchise is not listed on the SBA’s Franchise Registry or (ii) the franchise is on the registry, but the franchisor has not provided a “Certification of No Change on Behalf of a Registered Franchisor” or a “Certification of Changes on Behalf of a Registered Franchisor.”

Credit Package

For each loan application, the loan underwriter will prepare a credit package (the “Credit Package”). All credit and collateral issues are addressed in the Credit Package, including but not limited to, the terms and conditions of the loan request, use of proceeds, collateral adequacy, financial condition of the applicant and business, management strength, repayment ability and conditions precedent. The Underwriting Department will recommend approval, denial or modification of the loan application. The Credit Package is submitted to our credit committee for further review and final decision regarding the loan application.

The SBA, through SOP 50 10, has provided certain reasons for declining a loan application. Other than rejections for ineligibility of the applicant, the type of business or the loan purpose, Newtek may decline a loan application for the following reasons:

•	after taking into consideration prior liens and considered along with other credit factors, the net value of the collateral offered as security is not sufficient to protect the interest of the U.S. Government;
•	lack of reasonable assurance of ability to repay loan (and other obligations) from earnings;
•	lack of reasonable assurance that the business can be operated at a rate of profit sufficient to repay the loan (and other obligations) from earnings;
•	disproportion of loan requested and of debts to tangible net worth before and after the loan;
•	inadequate working capital after the disbursement of the loan;
•	the result of granting the financial assistance requested would be to replenish funds distributed to the owners, partners, or shareholders;
•	lack of satisfactory evidence that the funds required are not obtainable without undue hardship through utilization of personal credit or resources of the owner, partners or shareholders;
•	the major portion of the loan requested would be to refinance existing indebtedness presently financed through normal lending channels;
•	credit commensurate with applicant’s tangible net worth is already being provided on terms considered reasonable;
•	gross disproportion between owner’s actual investment and the loan requested;
•	lack of reasonable assurance that applicant will comply with the terms of the loan agreement;
•	unsatisfactory experience on an existing loan; or
•	economic or physical injury not substantiated.

If a loan application is accepted, we will issue a commitment letter to the applicant. After approval, the SBA and Newtek enter into a Loan Authorization Agreement which sets forth the terms and conditions for the SBA’s guaranty on the loan. The closing of a loan is handled by an outside attorney, whose primary responsibility is closing the loan in accordance with the related Loan Authorization in a manner consistent with prudent commercial loan closing procedures, to ensure that the SBA will not repudiate its guaranty due to ineligibility, noncompliance with SBA Rules and Regulations or defective documentation. Before loan proceeds are disbursed, the closing attorney will verify the applicant’s required capital injection, ensure that proceeds are being used for a permitted purpose and ensure that other requirements of the Loan Authorization Agreement (including, but not limited to, required insurance and lien positions and environmental considerations) and SBA Rules and Regulations (including the use of proper SBA forms) have been met.

Maintenance of Credit Files

A credit file is developed on each borrowing account. Credit files, in either hard copy format or electronic copy, are maintained by the Underwriting Department and organized according to a specified format. The file contains all documentation necessary to show: (a) the basis of the loan, (b) purpose, compliance with policy, conditions, rate, terms of repayment, collateral, and (c) the authority for granting the loan. The credit file is subject to review or audit by the SBA at any time. Upon final action being taken on a loan application, information necessary for closing and servicing will be copied and maintained, while information not considered necessary will be transferred to off-site storage. Once a loan has been disbursed in full, credit files containing all documentation will be transferred to the file room or other electronic storage media and maintained under the authority of the administration staff. Any individual needing an existing credit file must obtain it from the administration staff member having responsibility for safeguarding all credit files or access it by a prearranged electronic file process. Removal of any information from the file will compromise the credit file and is prohibited.

Other, Primarily Equity Investments

Due Diligence and Underwriting

In making loans or equity investments other than SBA 7(a) loans or similar conventional loans to SMBs, our executive committee will take a direct role in screening potential loans or investments, in supervising the due diligence process, in the preparation of deal documentation and the completion of the transactions. The members of the executive committee complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence addresses some or all of the following depending on the size and nature of the proposed investment:

•	On-site visits with management and relevant key employees;
•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;
•	Interviews with customers and suppliers;
•	Management background checks;
•	Review reports by third-party accountants, outside counsel and other industry, operational or financial experts; and
•	Review material contracts.

During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

Approval, Documentation and Closing

Upon the completion of the due diligence process, the executive committee will review the results and determine if the transaction should proceed to approval. If approved by our senior lending team and executive committee, the underwriting professionals heretofore involved proceed to documentation.

As and to the extent necessary, key documentation challenges are brought before our senior lending team and executive committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from our executive committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring, Managerial Assistance

We have and will continue to monitor our portfolio companies on an ongoing basis. We monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audits, quarterly unaudited financial statements with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using these monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we sometimes adjust their financial statements to reflect pro-forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings. Additionally, we believe that, through our integrated marketing and sale of each service line our wholly-owned subsidiaries and controlled portfolio companies to our portfolio companies (including electronic payment processing services through NMS, managed technology solutions through NMS, and payroll services through NPS), we have in place extensive and robust monitoring capabilities.

We have several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of our valuation procedures, we risk rate all of our investments including loans. In general, our rating system uses a scale of 1 to 8, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt or investment principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal loan and investment risk rating system incorporates the following eight categories:

Rating	Summary Description
1	Acceptable — Highest Quality — Loans or investments that exhibit strong financial condition and repayment capacity supported by adequate financial information. Generally as loans these credits are well secured by marketable collateral. These credits are current and have not demonstrated a history of late-pay or delinquency. There are no or few credit administration weaknesses. This score represents a combination of a strong acceptable credit and adequate or better credit administration. Newly underwritten loans or investments may be rated in this category if they clearly possess above-average attributes in all of the above areas. In general, as investments these credits are performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment.
2	Acceptable — Average Quality — These loans or investments are supported by financial condition and repayment strengths that offset marginal weaknesses. Generally, as loans these credits are secured but may be less than fully secured. These loans are current or less than 30 days past due and may or may not have a history of late payments. They may contain non-material credit administration weaknesses or errors in verifying that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating should also be used to assign an initial risk rating to loans or investments that are recommended for approval by underwriting. Without a performance history and/or identified credit administration deficiencies, emphasis should be placed on meeting or exceeding underwriting standards collateral protection, industry experience, and guarantor strength. It is expected that most of our underwritten loans will be of this quality.
3	Acceptable — Below Average — These loans or investments are the low-end range of acceptable. Loans would be less than fully secured and probably have a history of late pay and/or delinquency, though not severe. They contain one or more credit administration weaknesses that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating may also be used to identify new loans or investments that may not meet or exceed all underwriting standards, but are approved because of offsetting strengths in other areas. These credits, while of acceptable quality, typically do not possess the same strengths as those in the 1 or 2 categories. In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment.
4	Other Assets Especially Mentioned (OAEM or Special Mention) — Strong — These loans or investments are currently protected by sound worth and cash flow or other paying capacity, but exhibit a potentially higher risk situation than acceptable credits. While there is an undue or unwarranted credit risk, it is not yet to the point of justifying a substandard classification. Generally, these loans demonstrate some delinquency history and contain credit administration weaknesses. Performance may show signs of slippage, but can still be corrected. Credit does not require a specific allowance at this point but a risk of loss is present.
5	Substandard — Workout — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower. Generally, loan collateral protects to a significant extent. There is a possibility of loss if the deficiencies are not corrected and secondary sources may have to be used to repay credit. Credit administration can range from very good to adequate indicating one or more oversights, errors, or omissions which are considered significant but not seriously misleading or causing an error in the loan decision. Performance has slipped and there are well-defined weaknesses. A specific allowance is in order or risk of loss is present.

Rating	Summary Description
6	Substandard — Liquidation — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower or investee. In addition, the weaknesses are so severe that resurrection of the credit is unlikely. For loans, secondary sources will have to be used for repayment. Credits in this category would be severely stressed, nonperforming, and the business may be non-viable. There could be character and significant credit administration issues as well. A specific allowance should be established or the lack of one clearly justified.
7	Doubtful — This classification contains all of the weaknesses inherent in a substandard classification but with the added characteristic that the weaknesses make collection or repayment of principal in full, on the basis of existing facts, conditions and values, highly questionable and improbable. The probability of loss is very high, but the exact amount may not be estimable at the current point in time. Loans in this category are severely stressed, generally non-performing and/or involve a nonviable operation. Collateral may be difficult to value because of limited salability, no ready and available market, or unknown location or condition of the collateral. Credit administration weaknesses can range from few to severe and may jeopardize the credit as well as the guaranty. All such loans or investments should have a specific allowance.
8	Loss — Loans or investments classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is no longer warranted. This classification does not mean that the credit has no recovery or salvage value but, rather, it is not practical to defer writing off this asset. It is also possible that the credit decision cannot be supported by the credit administration process. Documents and verification are lacking; analysis is poor or undocumented, there is no assurance that the loan is eligible or that a correct credit decision was made. Loss loans are loans where a loss total can be clearly estimated. Losses should be taken during the quarter in which they are identified.

We will monitor and, when appropriate, change the investment ratings assigned to each loan or investment in our portfolio. In connection with our valuation process, our management will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

We have historically provided significant operating and managerial assistance to our portfolio companies and our controlled portfolio companies. As a BDC, we will continue to offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We may sometimes receive fees for these services.

Valuation Procedures

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee;

(iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our senior lending team and executive committee and/or that of the third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that our investment professional believe were priced incorrectly.

Competition

We compete for SBA 7(a) and other SMB loans with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as collateralized loan obligations (“CLOs”), some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities do have greater financial and managerial resources than we do but invariably lack the ability to process loans as quickly as we can and do not have the depth of our customer service capabilities. We believe we will be able to compete with these entities primarily on the basis of our financial technology infrastructure, our experience and reputation, our deep industry knowledge and ability to provide customized business solutions, our willingness to make smaller investments than other specialty finance companies, the breadth of our contacts, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We and our controlled portfolio companies compete in a large number of markets for the sale of financial and other services to SMBs. Each of our controlled portfolio companies competes not only against suppliers in its particular state or region of the country but also against suppliers operating on a national or even a multi-national scale. None of the markets in which our controlled portfolio companies compete are dominated by a small number of companies that could materially alter the terms of the competition.

Our electronic payment processing segment competes with entities including Heartland Payment Systems, First National Bank of Omaha and Paymentech, L.P. Our Web hosting segment competes with 1&1,

Hosting.com, Discount ASP, Maxum ASP, GoDaddy®, Yahoo!®, BlueHost®, iPowerWeb® and Microsoft Live among others. Our small business finance platform competes with regional and national banks and non-bank lenders. Intuit® is bundling electronic payment processing, web hosting and payroll services similar to ours in offerings that compete in the same small-to midsize-business market.

In many cases, we believe that our competitors are not as able as we are to take advantage of changes in business practices due to technological developments and, for those with a larger size, are unable to offer the personalized service that many SMB owners and operators seem to want.

While we compete with many different providers in our various business segments, we have been unable to identify any direct and comprehensive competitors that deliver the same broad suite of services focused on the needs of the SMB market with the same marketing strategy as we do. Some of our competitive advantages include:

•	Our compatible products such as our e-commerce offerings that we are able to bundle to increase sales, reduce costs and reduce risks for our customers and enable us to sell two, three, or four products at the same time;
•	Our patented NewTracker® referral system, which allows us to process new business utilizing a web-based, centralized processing point and provides back end scalability;
•	Our focus on developing and marketing business services and financial products and services aimed at the SMB market;
•	Our scalability, which allows us to size our business services capabilities very quickly to meet customer and market needs;
•	Our ability to offer personalized service and competitive rates;
•	A strategy of multiple channel distribution, which gives us maximum exposure in the marketplace;
•	High quality customer service 24x7x365 across all business lines, with a focus primarily on absolute customer service;
•	Our telephonic interview process, as opposed to requiring handwritten or data-typing processes, which allows us to offer high levels of customer service and satisfaction, particularly for SMB owners who do not get this service from our competitors; and
•	Our patented NewTracker® referral system, which allows our alliance partners to offer a centralized access point for their small-to medium-sized business clients as part of their larger strategic approach to marketing and allows such partners to demonstrate that they are focused on providing a suite of services to the SMB market in addition to their core service.

SBIC

We may apply for a Small Business Investment Company, or “SBIC,” license from the SBA if we believe that it will further our investment strategy and enhance our returns. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of “investment company” under the 1940 Act. Our SBIC subsidiary would have an investment objective substantially similar to ours and would be able to make similar types of investments in accordance with SBIC regulations.

Employees

As of June 30, 2015, we and our controlled portfolio companies, had a total of 358 employees.

Properties

Our primary offices are located at 212 West 35th Street, 2nd Floor, New York, New York 10001 and 60 Hempstead Avenue, West Hempstead, NY 11552 with offices in Irvine, California and Boca Raton, Florida, as well. We may, if the opportunity arises, seek to consolidate some offices to achieve cost savings and better operating flows for management controls and cross selling. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Other than the matters discussed below, neither the Company, nor any of its subsidiaries, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, the Company may be a party to certain other legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Universal Processing Services of Wisconsin, LLC

On January 21, 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against Universal Processing Services of Wisconsin, LLC (“UPS”), the Company’s merchant processing portfolio company, in the United States District Court for the Southern District of Iowa. The complaint asserts claims against UPS for breach of the UPS and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. The Company believes that the claims asserted in the complaint are wholly without merit and intends to vigorously defend the action.

In addition, UPS instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The former sales agent answered the complaint and filed counterclaims against UPS. The case is in the discovery phase. UPS intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.

Federal Trade Commission Complaint

During the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al. to include NMS, our controlled portfolio company, as an additional defendant on one count. The complaint alleges that two related merchants, who were accounts of NMS, and the principals of the merchants, and the independent sales agent who brought the merchants to NMS (collectively, not including NMS, the “Merchant Defendants”), engaged in various deceptive acts and/or practices in violation of the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act (collectively, the “Acts”) in connection with the merchants’ telemarketing of its debt relief and credit card interest rate reduction services. More specifically, among other charges, the complaint alleges that the Merchant Defendants improperly charged consumers for their services, misrepresented material aspects of their debt relief services to consumers and made outbound calls to persons in violation of one or more of the Acts, including to persons on the Do Not Call Registry.

In the amended complaint, the FTC added one additional count to the complaint alleging that NMS (and its former President) assisted and facilitated the Merchant Defendants’ purported violations of the Acts by providing the credit card processing services to the merchants used to collect payments from their clients for improper charges. The FTC is asserting that NMS knew or consciously avoided knowing that the Merchant Defendants were involved in deceptive telemarketing schemes.

The original complaint was filed on October 29, 2012 in the United States District Court for the Middle District of Florida, Orlando Division, and the amended complaint was filed on June 17, 2013. The FTC is seeking various forms of injunctive and monetary relief, including an injunction to prevent future violations of the Acts by each of the defendants and the refund of monies paid and disgorgement of purportedly ill-gotten monies.

As of September 2014, all of the Merchant Defendants have settled the claims against them in exchange for what we believe to be nominal amounts. NMS has participated in two court-supervised mediation sessions, however, at present there does not appear to be a basis for a settlement by NMS which the company believes is consistent with its view of the facts and the law. As we do not believe that the facts or the FTC’s legal theory support the FTC’s allegations against NMS as set forth in the complaint, and we intend to vigorously challenge the FTC’s claims.

On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against NMS on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary belief against NMS and the other remaining defendants. Prior to the Court hearing on the motions, NMS and the FTC reached a settlement on the FTC’s motion for a permanent injunction, subject to final approval of the FTC. On February 11, 2015, the Court granted the FTC’s motion for equitable relief against NMS and the other remaining defendants, ordering that the remaining defendants pay approximately $1,735,000 in equitable monetary relief. NMS recorded a reserve for the full amount of the potential loss as of December 31, 2014, which is reflected in the full year pro forma results reported for the segment in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

On May 19, 2015, the Court entered an equitable monetary judgment against NMS for approximately $1,735,000. NMS has filed a notice of appeal, and intends to appeal the equitable monetary judgment and the Order granting the FTC’s motion for summary judgment.

PORTFOLIO COMPANIES

The following tables set forth certain information as of June 30, 2015 regarding each portfolio company in which we had a debt or equity investment. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Performing SBA Unguaranteed Investments(1)
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery 301 W Bastanchury Rd Fullerton, CA 92835	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	$337.5	$275.1
The Smile Place LLC 17 North Main Street Smyrna, DE 19977	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	283.9	272.3
Anglin Cultured Stone Products LLC dba Anglin Construction 877 Salem Church Road Newark, DE 19702	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	281.8	239.4
Thrifty Market, Inc. dba Thrifty Foods 702 10th St Wheatland, WY 82201	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	262.5	223.1
All About Smiles P A 4543 Stoney Batter Road Wilmington, DE 19808	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	237.7	228.0
BJ's Tavern LLC and BJ's Cabana Bar Inc 2122 McCulloch Blvd N Lake Havasu, AZ 86403	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	212.5	203.0
Jonathan E Nichols and Nichols Fire and Security LLC 1906 Vanderhorn Drive Memphis, TN 38134	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	75.0	68.6
Home Again Restaurant LLC 9524 Camp Lake Rd Salem, WI 53168	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	59.0	57.2
Danny V, LLC dba Hugo's Taproom 106 West Pittsburgh Street Greensburg, PA 15601	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	54.0	47.9
Summit Beverage Group LLC 211 Washington Avenue Marion, VA 24354	Beverage and Tobacco Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	291.9	254.4
R2 Tape Inc dba Presto Tape 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	176.3	161.8
North Atlanta RV Rentals LLC 4647 S. Main Street Acworth, GA 30101	Rental and Leasing Services	Term Loan – Prime plus 2.75%	25.0%	144.3	115.0
Myclean Inc. 247 West 36th Street 9th Floor New York, NY 10018	Personal and Laundry Services	Term Loan – Prime plus 2.75%	15.0%	15.9	12.7
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana's Recycling 13886 Campo Road Jamul, CA 91935	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	380.0	359.4
CEM Autobody LLC dba Dawn's Autobody 7 Division St Keyport, NJ 07735	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	135.5	126.4
SofRep, Inc dba Force 12 Media 930 Tahoe Blvd Suite 802-543 Incline Village, NV 89451	Other Information Services	Term Loan – Prime plus 2.75%	25.0%	66.3	52.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
E & G Enterprises LLC dba Comfort Keepers 220 Middle Street Franklin, VA 23851	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	$22.5	$18.0
TJU-DGT Inc dba The Lorenz Cafe 714-718 Lorenz Ave Pittsburgh, PA 15220	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	20.6	20.1
Ohs Auto Body, Inc. dba Ohs Body Shop 3560 Highway 93 South Kalispell, MT 59901	Repair and Maintenance	Term Loan – 7.62%	25.0%	1,207.5	1,120.9
Wolf Enviro Interests, LLC and Enviromax Services Inc 18002 Mueschke Road Cypress, TX 77433	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	246.5	217.9
Amboy Group, LLC dba Tommy's Moloney's 1 Amboy Avenue Woodbridge, NJ 08861	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	454.0	447.7
Evinger PA One, Inc. dba Postal Annex, Falcon 7661 McLaughlin Road Falcon, CO 80831	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	15.0%	22.5	19.3
Northeast Arkansas Pizza, Inc. dba Domino’s Pizza 12604 Sweet Gate Lane Knoxville, TN 37922	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	608.0	488.8
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical 103 Dobbin Street Brooklyn, NY 11222	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	551.8	553.4
RJI Services, Inc. 353 E Angeleno Suite G Burbank, CA 91502	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	37.5	29.9
Real Help LLC dba Real Help Decorative Concrete 2221 Broadway Street Buffalo, NY 14212	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	53.1	50.1
Balthazar Management Virgin Islands, LLC dba The Beach Cafe 1A Wharfside Village Cruz Bay Saint John, VI 00830	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	15.8	15.5
KRN Logistics, LLC, Newsome Trucking, Inc 159 River Mill Drive Ball Ground, GA 30107	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	543.5	473.8
New Paltz Dental Care, PLLC dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	100.0	92.8
PM Cassidy Enterprises, Inc. dba Junk King 960 Matley Lane, Suite 20 & 21, Bldg B Reno, NV 89502	Waste Management and Remediation Services	Term Loan – Prime plus 2.75%	15.0%	14.9	11.9
Inverted Healthcare Staffing of Florida LLC dba Interim Healthcare Tra 1600 S. Federal Highway Suite 470 Pompano Beach, FL 33062	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	61.3	48.8
Square Deal Siding Company, LLC dba Square Deal Siding Company 824 Curtis Avenue Kenner, LA 70062	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	15.0%	22.5	22.2
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC 267 Saw Mill River Road Elmsford, NY 10523	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	437.5	416.6
AM PM Properties, LLC and AM PM Willington, LLC 1308 Stafford Road Storrs Mansfield, CT 06268	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	87.1	85.4
Nelson Sargsyan dba HDA Trucking 11026 Ventura Blvd # 7 Studio City, CA 91604	Support Activities for Transportation	Term Loan – Prime plus 2.75%	25.0%	130.5	104.0

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Mirage Plastering Inc and Mpire LLC and Mpire II LLC 1802 W Grant Road Suite 114 Tucson, AZ 85745	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	$338.8	$279.5
Anturio Marketing Inc dba Logic Consulting 407-409 Rockaway Avenue Brooklyn, NY 11212	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	290.3	291.1
Bizzare Foods Inc dba Trooper Foods 101-10 Foster Avenue Brooklyn, NY 11236	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	125.0	99.6
Eldredge Tavern LLC dba Gonyea's Tavern 150 Main Street Pascoag, RI 02859	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	56.3	56.4
ViAr Visual Communications, Inc. dba Fastsigns 281701 4721 University Way NE Seattle, WA 98105	Miscellaneous Manufacturing	Term Loan – Prime plus 2.75%	25.0%	62.0	50.9
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta 234 Rock Road Glen Rock, NJ 07452	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	16.1	12.8
Nicor LLC dba Fibrenew Sacramento 161 Orrington Circle Sacramento, CA 95835	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	13.8	11.0
Video Vault & Tanning LLC and Mosaic Salon LLC W7003 Parkview Dr, Suite A & B Greenville, WI 54942	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	90.5	90.4
Medworxs LLC 10901 W. Toller Drive Littleton, CO 80127	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	125.0	100.7
DTM Parts Supply Inc. 31 Sageman St Mount Vernon, NY 10550	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	62.8	50.0
XCESSIVE THROTTLE, INC dba Jake's Roadhouse 5980 Lamar Street Arvada, CO 80003	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	8.3	6.6
God is Good LLC dba BurgerFi 4700 Acorn Drive Independence, OH 44131	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	67.3	58.3
Villela CPA PL 1200 Brickell Ave Ste 1950 Miami, FL 33131	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	9.0	7.4
Douglas Posey and Sally Watkinson dba Audrey's Farmhouse 2188 Brunswyck Road Wallkill, NY 12589	Accommodation	Term Loan – Prime plus 2.75%	25.0%	174.1	168.7
Pen Tex Inc dba The UPS Store 1167 W. Baltimore Pike Media, PA 19063	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	22.0	17.6
Opes Campitor Corporation dba Frux Documents 6906 Hall Drive Berlin, MD 21811	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	16.5	13.4
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC 310 25th Ave N. Street Ste. 201 Nashville, TN 37203	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	717.3	584.7
15 McArdle LLC and No Other Impressions Inc 15 McArdle Street Rochester, NY 14611	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	257.1	233.6
E-Z Box Storage, Inc. 2326 Commerce Center Drive Rockville, VA 23059	Real Estate	Term Loan – Prime plus 2.75%	25.0%	89.3	88.0

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Guard Dogs MFS LLC 9460 Mistwater Close Roswell, GA 30076	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	$65.0	$52.4
Homegrown For Good LLC 29 Beechwood Ave. New Rochelle, NY 10801	Apparel Manufacturing	Term Loan – Prime plus 2.75%	10.0%	60.0	50.7
George S Cochran DDS Inc 1066 Chelsea Avenue Napoleon, OH 43545	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	130.0	104.0
South Park Properties LLC and Midlothian Hardware LLC dba Gril 4751 147th Street Midlothian, IL 60445	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	25.0%	170.2	169.5
200 North 8th Street Associates LLC and Enchanted Acres Farm Inc. 200 North 8th Street Reading, PA 19601	Food Manufacturing	Term Loan – Prime plus 2.75%	10.0%	494.6	490.4
Matthew Taylor and Landon Farm LLC 6103 N Church St Greensboro, NC 27455	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	23.6	23.5
Cares Inc dba Dumpling Grounds Day Care Center 4508 Blakiston Street Philadelphia, PA 19136	Social Assistance	Term Loan – Prime plus 2.75%	24.5%	79.7	79.9
Eastern Energy Systems Inc and Solar Town LLC 7470 Sound Avenue Mattituck, NY 11952	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	74.5	60.1
Capitol Compliance Associates Inc 918 Pennsylvania Ave SE Washington, DC 20003	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	15.8	12.6
RDRhonehouse ENT. LLC dba Chill Skinz 9110 Galveston Ave Jacksonville, FL 32211	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	88.3	70.4
Orchid Enterprises Inc dba Assisting Hands of Sussex County 274 Spring Street Newton, NJ 07860	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	14.9	11.9
Ragazza Restaurant Group, Inc. dba Bambolina 288 Derby Street Salem, MA 01970	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	22.4	18.9
Diamond Solutions LLC 7655 E Gelding Drive, Suite B2 Scottsdale, AZ 85260	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	15.0%	22.4	17.8
Giacchino Maritime Consultants Inc 5219 Tamiami Court Cape Coral, FL 33904	Personal and Laundry Services	Term Loan – Prime plus 2.75%	15.0%	22.4	17.8
Sound Coaching Inc 4749 Main Street Suite 3 Bridgeport, CT 06606	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	25.0%	44.2	35.2
Carolina Beefs, LLC dba Beef O'Brady's 3689 Renee Dr. Myrtle Beach, SC 29579	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	19.4	15.4
Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall 415 Norway Street York, PA 17403	Nonstore Retailers	Term Loan – Prime plus 2.75%	10.0%	135.6	113.3
Faramarz Nikourazm dba Car Clinic Center 10707 Shady Trail Dallas, TX 75220	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	73.6	69.4
MMS Realty, LLC and Molecular MS Diagnostics, LLC, 1224 Greenwich Avenue Warwick, RI 02886	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	160.3	148.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Gurtej Singh and Ranjit Kaur dba Food Fair Market, 3901 Niles Street Bakersfield, CA 93306	Food and Beverage Stores	Term Loan – Prime plus 2.75%	15.0%	$22.2	$17.7
R & R Security and Investigations Inc. dba Pardners Lake Buchanan, 15615 State Route 29 Buchanan Dam, TX 78609	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	85.2	85.4
Shelton Incorporated dba Mrs. Winners, 4509 N. Henry Blvd. Stockbridge, GA 30281	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	112.2	111.0
CML RW Security, LLC, 400 Young Court Erie, CO 80516	Construction of Buildings	Term Loan – Prime plus 2.75%	25.0%	567.9	452.7
Jaymie Hazard dba Indigo Hair Studio and Day Spa, 2016 Warwick Avenue Warwick, RI 02889	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	42.8	40.1
Loriet, LLC, 906 Blvd of the Arts Sarasota, FL 34236	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	15.0%	11.9	9.4
Zero-In Media Inc., 1123 Broadway Suite 704 New York, NY 10010	Data Processing, Hosting, and Related Services	Term Loan – Prime plus 2.75%	15.0%	22.2	17.7
Geo Los Angeles, LLC dba Geo Film Group, 7625 Hayvenhurst Avenue #49 Van Nuys, CA 91406	Rental and Leasing Services	Term Loan – Prime plus 2.75%	25.0%	128.4	113.6
Joyce Outdoor Advertising NJ, LLC and Joyce Outdoor Advertising, LLC, 800 James Avenue Scranton, PA 18510	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	53.8	53.8
Carpet Exchange of North Texas Inc. and Clyde E. Cumbie Jr., 4901 Alpha Road Farmers Branch, TX 75244	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	25.0%	807.6	798.9
South Florida Air Conditioning and Refrigeration Corp., 8115 NW 29th Street Miami, FL 33122	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	155.1	151.9
Shorr Enterprises Inc. dba New Design Furniture Manufacturers, 3033 NW 28 Street Lauderdale Lakes, FL 33311	Furniture and Related Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	105.2	93.8
Shellhorn and Hill Inc. dba Total Fleet Service, 501 South Market St Wilmington, DE 19801	Nonstore Retailers	Term Loan – Prime plus 2.75%	25.0%	1,037.2	923.0
Foresite Realty Partners, LLC and Foresite Real Estate Holdings, LLC, 5600 N. River Road #925 Rosemont, IL 60018	Real Estate	Term Loan – Prime plus 2.75%	25.0%	1,222.9	975.0
Sunset Marine Resort, LLC and GoXpeditions, LLC, 40 Buzzard Ridge Road Sequim, WA 98382	Accommodation	Term Loan – Prime plus 2.75%	25.0%	300.9	301.7
Balthazar Management Virgin Islands, LLC dba The Beach Café, 5000 Estate Enighed PMB 151 St John, VI 00830	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	121.7	120.0
Copper Beech Financial Group, LLC, 18 Fulton Drive Mt Laurel, NJ 08054	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	123.5	108.2
Delta Aggrigate, LLC, 9025-9775 Church Road Felda, FL 33930	Mining (except Oil and Gas)	Term Loan – Prime plus 2.75%	25.0%	90.0	88.7
The Merrin Group, LLC dba Havana Central, 55 Parsonage Road Edison, NJ 08837	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	250.0	239.5

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Advance Case RE Holdings, LLC and Advance Case Parts Inc., 12485-12489 NW 44th Street Coral Springs, FL 33071	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	$758.3	$679.7
T and B Boots Inc. dba Takkens, 670 Marsh Street San Luis Obispo, CA 93401	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	25.0%	797.9	730.2
Quest Logic Investments, LLC and Kleiner Investments, LLC, 340 S 1st Street Zionsville, IN 46077	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	22.2	21.9
Mid-South Lumber Co. of Northwest Florida, Inc., 717 W 11th Street Panama City, FL 32402	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	427.5	380.4
Jatcoia 60056, LLC dba Style Encore, 121 Eddy Street Suite A & B Lake Charles, LA 70601	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	15.0%	21.7	19.7
Triangle Trash, LLC dba Bin There Dump That, 188 Northbend Drive Youngsville, NC 27596	Waste Management and Remediation Services	Term Loan – Prime plus 2.75%	25.0%	73.0	63.4
Kiddie Steps 4 You Inc., 7735 South Laflin St Chicago, IL 60620	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	61.7	56.8
Nelson Financial Services, LLC, 20015 N 83rd Place Scottsdale, AZ 85255	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	12.2	9.7
Pace Motor Lines, Inc., 1425 Honeyspot Road Extension Stratford, CT 06615	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	65.1	63.4
Kingseal, LLC dba Desoto Health and Rehab Center, 475 Nursing Home Drive Arcadia, FL 34266	Nursing and Residential Care Facilities	Term Loan – Prime plus 2.75%	25.0%	1,244.5	1,248.0
J&M Concessions Inc, dba A 1 Liquors, 19 Century Ave N Maplewood, MN 55119	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	85.7	73.9
Calhoun Satellite Communications Inc. and Transmission Solutions Group, 14871 N.E. 20th Avenue North Miami, FL 33180	Broadcasting (except Internet)	Term Loan – Prime plus 2.75%	25.0%	934.4	786.5
Road to Sedona Inc., 2390 Wilton Drive Wilton Manors, FL 33305	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	55.6	45.2
Baystate Firearms and Training, LLC, 215 Newbury Street Peabody, MA 01960	Educational Services	Term Loan – Prime plus 2.75%	25.0%	62.1	50.1
Luigi's on Main, LLC and Luigi's Main Street Pizza Inc., 491 Montauk Highway Eastport, NY 11941	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	11.1	10.9
Douglas Printy Motorsports, Inc. dba Blackburn Trike, 1410 Medina Rd Medina, OH 44256	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	191.2	177.5
Summit Treatment Services Inc., 100 Logan Street Sterling, CO 80751	Social Assistance	Term Loan – Prime plus 2.75%	15.0%	22.2	18.5
Firm Foundations Inc., 2825A Buford Highway Duluth, GA 30096	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	80.2	78.6
BND Sebastian Limited Liability Company, 345 Sebastian Blvd Sebastian, FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	172.0	166.4

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Royal Crest Motors, LLC, 769 Amesbury Rd Haverhill, MA 01830	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	$91.0	$86.4
Jung Design Inc., 10857 Pine Bluff Drive Fishers, IN 46037	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	8.1	6.5
Palmabak Inc. dba Mami Nora's, 4614 Capital Blvd Raleigh, NC 27604	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	20.9	20.2
DocMagnet Inc., 6220-100 Angus Drive Raleigh, NC 27617	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	21.9	18.2
Limameno, LLC dba Sal's Italian Ristorante, 861 Yamato Rd, Bay #2 Boca Raton, FL 33431	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	81.2	67.1
Dean 1021, LLC dba Pure Pita, 106 Central Avenue Westfield, NJ 07090	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	80.0	65.1
DuCharme Realty, LLC and DuCharme Enterprises, LLC, 1717 Highway 200 Noxon, MT 59853	Wood Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	224.1	203.9
Kostekos Inc. dba New York Style Pizza, 10 South King Street Gloucester, NJ 08030	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	66.0	62.2
740 Barry Street Realty, LLC and Wild Edibles Inc., 740 Barry Street Bronx, NY 10474	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	490.3	491.7
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc., 98 Nash Road New Bedford, MA 02746	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	170.8	157.7
B & W Towing, LLC and Boychucks Fuel, LLC, 701 Addison Road Painted Post, NY 14870	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	163.3	149.4
MM and M Management Inc. dba Pizza Artista, 5409 Johnston Street Lafayette, LA 70503	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	45.7	36.9
B.S. Ventures, LLC dba Dink's Market, 48649 Highway 58 Oakridge, OR 97463	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	53.4	53.0
Will Zac Management, LLC dba Papa John's, 2410 West Jefferson Street, Suite B Joliet, IL 60435	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	47.2	46.5
The Jewelers Inc. dba The Jewelers of Las Vegas, 2400 Western Avenue Las Vegas, NV 89102	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	25.0%	1,212.5	964.4
Beale Street Blues Company-West Palm Beach, LLC, 550 South Rosemary Avenue Suite 236 West Palm Beach, FL 33401	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	25.0%	181.7	152.5
The Lodin Group, LLC and Lodin Health Imaging Inc., 114-115 Medical Center Avenue Sebring, FL 33870	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	526.4	465.9
401 JJS Corporation and G Randazzo's Trattoria Corporation, 401-A 34th Street Ocean City, NJ 08226	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	473.5	456.2
Thermoplastic Services Inc. and Paragon Plastic Sheet, Inc, 1700 W 4th Street Dequincy, LA 70633	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	10.0%	496.3	496.5

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Winter Ventures Inc. dba Qualitybargainbooks and Qualitybargainmall, 415 Norway Street York, PA 17403	Nonstore Retailers	Term Loan – Prime plus 2.75%	10.0%	$151.2	$127.2
Carolina Flicks Inc. dba The Howell Theater, 141 South 3rd Street Smithfield, NC 27577	Motion Picture and Sound Recording Industries	Term Loan – Prime plus 2.75%	25.0%	161.1	147.4
Atlantis of Daytona. LLC and Ocean Club Sportswear Inc., 2058 S Atlantic Avenue Daytona Beach, FL 32118	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	25.0%	237.3	237.3
Bowlerama, Inc., 3031 New Castle Ave New Castle, DE 19720	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	1,195.4	1,192.9
Bear Creek Entertainment, LLC dba The Woods at Bear Creek, 3510 Bear Creek Road Franklinville, NY 14737	Accommodation	Term Loan – Prime plus 2.75%	25.0%	102.9	101.3
Evans and Paul, LLC, 140 Dupont Street Plainview, NY 11803	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	216.8	201.2
First Prevention and Dialysis Center, LLC, 17940 NW 27th Avenue Miami Gardens, FL 33056	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	273.2	248.1
Grand Blanc Lanes, Inc. and H, H and H, LLC, 5301 S Saginaw Rd Flint, MI 48507	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	132.0	129.4
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern, 273 Mars Valencia Road Mars, PA 16046	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	245.3	219.3
MLM Enterprises, LLC and Demand Printing Solutions Inc., 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	67.9	60.7
DC Real, LLC and DC Enterprises, LTD dba Lakeview True Value, 318 North F Street Lakeview, OR 97630	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	25.0%	118.9	114.6
Legacy Estate Planning Inc. dba American Casket Enterprises, 2176 Route 119 North Greensburg, PA 15601	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	40.4	31.7
J&D Resources, LLC dba Aqua Science, 1923 E. 5th Street Tempe, AZ 85281	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	739.4	589.9
DeRidder Chiropractic, LLC, 1606 North Pine St DeRidder, LA 70634	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	12.7	12.1
Teamnewman Enterprises, LLC dba Newmans at 988, 988 Hemlock Street Cannon Beach, OR 97110	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	147.4	136.7
Stormrider Inc. dba Shirley's Stormrider, Inc., 8235 Agora Parkway #111 PMB994 Selma, TX 78154	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	144.4	113.3
Modern Manhattan, LLC, 250 Park Ave South New York, NY 10003	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	25.0%	211.8	169.3
Meridian Hotels, LLC dba Best Western Jonesboro, 2911 Gilmore Drive Jonesboro, AR 72401	Accommodation	Term Loan – Prime plus 2.75%	25.0%	227.0	226.4

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Trading Group 3, Inc., 3325 Hollywood Blvd., Suite 207 Hollywood, FL 33021	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	15.0%	$21.7	$17.0
The Red Pill Management Inc. dba UFC Gym Matthews, 1916 Sardis Road North Charlotte, NC 28270	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	25.0%	52.8	44.3
Homegrown For Good, LLC, 29 Beechwood Avenue New Rochelle, NY 10801	Apparel Manufacturing	Term Loan – Prime plus 2.75%	10.0%	224.3	196.0
Kemmer, LLC and Apples Tree Top Liquors, LLC, 1300 S Jackson Street Salem, IN 47167	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	137.4	123.4
The Conibear Corporation and Conibear Trucking, LLC, 7919 Oak Orchard Road Batavia, NY 14020	Truck Transportation	Term Loan – Prime plus 2.75%	15.0%	11.8	10.1
All American Games, LLC and Sportslink – The Game, LLC, 100 Forge Way Rockaway, NJ 07866	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	25.0%	387.5	328.2
3 F Management, LLC and ATC Port Charlotte, LLC, 1755 Boy Scout Drive Fort Myers, FL 33907	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	125.5	105.9
185 Summerfield Inc. and Valcon Contracting Corp., 185 Summerfield Street Scarsdale, NY 10583	Construction of Buildings	Term Loan – Prime plus 2.75%	25.0%	160.6	155.5
Navdeep B Martins and Busy Bubbles, LLC dba Wishy Washy, 608 Plainfield Street Providence, RI 02909	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	88.2	79.3
Seelan Inc. dba Candleridge Market, 4000 Sycamore School Road Fort Worth, TX 76133	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	89.6	82.9
Kantz, LLC and Kantz Auto, LLC dba Kantz's Hometown Auto, 200 West Adams St Cochranton, PA 16314	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	67.4	64.3
Golden Transaction Corporation dba Bleh Sunoco, 2990 Rayford St Jacksonville, FL 32205	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	155.1	151.0
Heartland American Properties, LLC and Skaggs RV Outlet, LLC, 301 Commerce Drive Elizabethtown, KY 42701	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	474.1	454.3
Frontier Bulk Solutions, LLC, 244 Sassamansville Rd Sassamansville, PA 19472	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	25.0%	1,195.2	994.3
M and C Renovations Inc., 1904 Indian Lake Drive Birmingham, AL 35244	Construction of Buildings	Term Loan – Prime plus 2.75%	15.0%	19.4	15.1
Laura L. Smith dba Lisa Smith Studio, 2 Fifth Ave Ste 24 New York, NY 10011	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	14.4	11.3
Joey O's, LLC and Jennifer Olszewski, 407 Rohrmann Road Darlington, PA 16115	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	15.0%	8.7	6.8
JEJE Realty, LLC and La Familia Inc., 431 Winthrop Street Taunton, MA 02780	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	203.9	188.8
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc., 3390 W. Andrew Johnson Hwy Greeneville, TN 37743	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	143.8	143.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Modern Leather Goods Repair Shop Inc., 2 West 32nd Street, Ste 401 New York, NY 10001	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	$55.4	$43.4
Play and Stay, LLC dba Zoom Room Tinton Falls, 980 Shrewsbury Avenue, Space 56> Tinton Falls, NJ 07724	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	40.5	31.8
Utek Corporation dba Arcade Car Wash, 1350 Palm Avenue San Diego, CA 92154	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	402.6	398.1
Andrene's, LLC dba Andrene's Caribbean Soul Food Carry Out, 308 Kennedy Street NW Washington, DC 20011	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	36.0	28.4
R A Johnson Inc. dba Rick Johnson Auto and Tire, 4499 Corporate Square Naples, FL 34104	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	297.7	296.8
North Columbia, LLC and Loop Liquor and Convenience Store, LLC, 26 Business Loop 70 E Columbia, MO 65203	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	157.4	151.4
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc., 6 Price Avenue Norwalk, CT 06840	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	447.1	388.7
Keys Phase One, LLC dba The Grand Guesthouse, 1116 Grinnell Street Key West, FL 33040	Accommodation	Term Loan – Prime plus 2.75%	25.0%	727.5	702.0
Auto Shine Carwash Inc. and AKM R. Hossain and Jessica F. Masud, 2646 South Road Poughkeepsie, NY 12601	Gasoline Stations	Term Loan – Prime plus 2.75%	15.0%	21.4	17.7
Gordon E Rogers dba Stonehouse Motor Inn, 162 Danielson Pike Foster, RI 02825	Accommodation	Term Loan – Prime plus 2.75%	25.0%	56.8	56.8
Colts V, LLC and Nowatzke Service Center, Inc., 6900 Whitmore Lake Rd Whitmore Lake, MI 48189	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	594.6	570.5
Orange County Insurance Brokerage Inc. dba Beaty Insurance Agency, 3410 Highway 10 West (aka Lutcher Dr) Orange, TX 77632	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	322.2	322.3
The Woods at Bear Creek, LLC and Bear Creek Entertainment, LLC, 3510 Bear Creek Road Franklinville, NY 14737	Accommodation	Term Loan – Prime plus 2.75%	25.0%	508.0	508.0
Roccos, LLC and Sullo Pantalone Inc. dba Rocco's, 79 Beach Road Units B13 and B14 Vineyard Haven, MA 02568	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	252.7	231.6
Keller Holdings, LLC and David H Keller III and Carie C Keller, 1469 River Road Upper Black Eddy, PA 18972	Scenic and Sightseeing Transportation	Term Loan – Prime plus 2.75%	25.0%	98.8	97.5
Route 130 SCPI Holdings LLC, (EPC) Route 130 SCPI Operations, LLC (OC), 423-429 Route 156 Trenton, NJ 08620	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	538.8	491.0
Sumad, LLC dba BrightStar Care of Encinitas, 5830 Oberlin Drive Suite #204 San Diego, CA 92121	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	89.0	86.4
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare, 900 Alpine Road Bridgeville, PA 15017	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	125.2	120.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Smith Spinal Care Center P.C. and James C. Smith, 1103 Russell Parkway Warner Robins, GA 31088	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	$59.4	$56.3
Doctors Express Management of Central Texas, LLC, 3614 SW HK Dodgen Loop, Ste F Temple, TX 76504	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	88.8	81.8
Boilermaker Industries, LLC dba PostNet, 4605 East Chandler Blvd Phoenix, AZ 85048	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	18.2	16.2
DNT Storage and Properties, LLC, 38 Old National Pike West Alexander, PA 15376	Real Estate	Term Loan – Prime plus 2.75%	25.0%	100.7	97.9
Capitol Waste and Recycling Services, LLC, 321 Dering Ave Columbus, OH 43207	Waste Management and Remediation Services	Term Loan – Prime plus 2.75%	25.0%	246.4	208.3
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa, 176 Country Club Drive Waynesville, NC 28786	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	1,243.2	1,243.6
Sound Manufacturing Inc., 51 Donnelley Road Old Saybrook, CT 06475	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	179.6	149.9
One Hour Jewelry Repair Inc., 6544 Springfield Mall Springfield, VA 22150	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	19.6	15.4
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc. (OC), 15 Industrial Drive Londonderry, NH 03053	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	1,209.7	1,151.3
Atlas Auto Body Inc. dba Atlas Auto Sales, 20 Providence Street West Warwick, RI 02893	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	50.9	47.1
Qycell Corporation, 600 S Etiwanda Avenue Ontario, CA 91761	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	114.3	99.2
Orange County Cleaning Inc., 15601 Producer Lane, Unit P Huntington Beach, CA 92649	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	38.9	30.5
Lamjam, LLC (EPC) Goldsmith Lambros Inc. (OC), 7137 Little River Turnpike Annandale, VA 22003	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	25.0%	126.4	124.3
Delta Aggrigate, LLC, 9025-9775 Church Road Felda, FL 33930	Mining (except Oil and Gas)	Term Loan – Prime plus 2.75%	25.0%	892.7	892.8
Feel The World Inc. dba Xero Shoes and Invisible Shoes, 100 Technology Drive, Suite315C Broomfield, CO 80021	Leather and Allied Product Manufacturing	Term Loan – Prime plus 2.75%	10.0%	49.3	40.1
B&P Diners, LLC dba Engine House Restaurant, 71 Lafayette Street, Unit 1 Salem, MA 01970	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	76.0	58.9
Indy East Smiles Youth Dentistry, LLC dba Prime Smile East, 5430 E. Washington Street Indianapolis, IN 46219	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	598.5	473.2
KW Zion, LLC and Key West Gallery Inc., 601 Duval Street Key West, FL 33040	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	1,235.2	1,190.6
RDT Enterprises, LLC, 2134 Helton Dr Florence, AL 35630	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	157.1	148.3
Tavern Properties, LLC and Wildwood Tavern, LLC, 6480 West Touhy Avenue Niles, IL 60714	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	422.8	404.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Animal Intrusion Prevention Systems Holding Company, LLC, 3330 N Beach Street Fort Worth, TX 76111	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	$259.1	$219.7
Miss Cranston Diner II, LLC and Miss Cranston II Realty, LLC, 15 Stonebridge Cranston, RI 02921	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	99.1	94.5
Honeyspot Investors, LLP and Pace Motor Lines Inc., 1425 Honeyspot Road Extension Stratford, CT 06615	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	148.0	146.5
L&S Insurance & Financial Services Inc., 1001 W Cypress Creek Road Suite 409 Fort Lauderdale, FL 33309	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	15.0%	21.1	16.9
575 Columbus Avenue Holding Company, LLC and LA-ZE, LLC, 575 Columbus Avenue New Haven, CT 06519	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	22.2	22.2
AGV Enterprises, LLC dba Jet's Pizza #42, 27897 Orchard Lake Road Farmington Hills, MI 48334	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	51.4	41.6
iFood, Inc. dba Steak N Shake, 5900 Duraleigh Road Raleigh, NC 27612	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	368.8	318.7
Almost Home Property, LLC and Almost Home Daycare, LLC, 35 Copps Hill Road Ridgefield, CT 06877	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	707.2	692.2
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook, 10463 Hamer Rd Georgetown, OH 45121	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	186.2	185.6
Barber Investments, LLC and Fieldstone Quickstop, LLC, 190 Rt 3 South China, ME 04358	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	148.7	126.7
Katie Senior Care, LLC dba Home Instead Senior Care, 222E Eufaula St Ste 220 Norman, OK 73069	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	117.2	91.9
Alpha Preparatory Academy, LLC, 4462 Mink Livsey Road Snellville, GA 30039	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	143.9	143.9
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach, 901 Main St Daytona Beach, FL 32118	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	427.1	427.1
Nirvi Enterprises, LLC dba Howard Johnson/Knights Inn, 5324 Jefferson Davis Highway Fredericksburg, VA 22408	Accommodation	Term Loan – Prime plus 2.75%	25.0%	905.2	905.1
Hotels of North Georgia, LLC dba Comfort Inn and Suites, 83 Blue Ridge Overlook Blue Ridge, GA 30513	Accommodation	Term Loan – Prime plus 2.75%	25.0%	823.8	820.2
510 ROK Realty, LLC dba ROK Health and Fitness, 510 Ocean Avenue East Rockaway, NY 11518	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	309.4	294.3
Big Sky Plaza, LLC and Strickland, Incorporated, 1313 West Park Street #1 Livingston, MT 59047	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	25.0%	229.6	218.5
RDJ Maayaa Inc. dba RDJ Distributors, 2731 Via Orange Way Suite 104 Spring Valley, CA 91978	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	15.0%	8.0	6.4

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Nikobella Properties, LLC and JPO Inc. dba Village Car Wash, 1372 South US Route 12 Fox Lake, IL 60020	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	$468.4	$448.5
Zinger Hardware and General Merchant Inc., 4001 North Lamar Blvd Suite 300 Austin, TX 78756	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	25.0%	102.8	91.5
JPM Investments, LLC and Carolina Family Foot Care P.A., 122 N. Main Street Fuquay Varina, NC 27526	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	134.1	129.5
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern, 273 Mars Valencia Rd Mars, PA 16046	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	316.6	301.2
AMG Holding, LLC and Stetson Automotive, Inc., 309 Route 9 Waretown, NJ 08758	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	204.6	204.0
Wired, LLC and Moulison North Corporation, 10 Iron Trail Road Biddeford, ME 04005	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	474.9	411.4
Highway Striping Inc., 10724 SW 188th St. Miami, FL 33157	Heavy and Civil Engineering Construction	Term Loan – Prime plus 2.75%	25.0%	49.4	41.4
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP, 4920 Lincoln Avenue Route 53 Lisle, IL 60532	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	93.0	89.5
iFood, Inc. dba Steak N Shake, 2840 E Millbrook Rd Raleigh, NC 27604	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	619.5	544.4
Honeyspot Investors, LLP and Pace Motor Lines Inc., 1425 Honeyspot Road Extension Stratford, CT 06615	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	863.6	854.6
Wired, LLC and Moulison North Corporation, 10 Iron Trail Road Biddeford, ME 04005	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	143.5	124.3
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc. (OC), 171 Humboldt Avenue Dorchester, MA 02121	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	132.9	132.8
USI Properties, LLC dba U Store It, 6462 San Casa Drive Englewood, FL 34223	Real Estate	Term Loan – Prime plus 2.75%	25.0%	142.0	140.0
Jonesboro Health Food Center, LLC, 1321 Stone Street Jonesboro, AR 72401	Health and Personal Care Stores	Term Loan – Prime plus 2.75%	25.0%	55.4	43.9
EGM Food Services Inc. dba Gold Star Chili, 2100 Medical Arts Drive Hebron, KY 41048	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	17.7	14.8
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire, 4499 Corporate Square Naples, FL 34104	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	927.2	927.1
Wilton Dental Care P.C., 134 Old Ridgefield Road Wilton, CT 06897	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	120.8	96.5
CJR LLC (EPC) and PowerWash Plus, Inc. (OC), 59 South US Highway 45 Grayslake, IL 60030	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	49.0	45.0
Pocono Coated Products, LLC, 100 Sweetree Street Cherryville, NC 28021	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	15.0%	20.8	19.2

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Long Island Barber Institute Inc., 266 Greenwich Street Hempstead, NY 11550	Educational Services	Term Loan – Prime plus 2.75%	25.0%	$54.6	$51.2
Sujata Inc. dba Stop N Save Food Mart, 15637 St Clair Ave Cleveland, OH 44110	Food and Beverage Stores	Term Loan – Prime plus 2.75%	15.0%	20.9	17.3
Sico & Walsh Insurance Agency Inc. and The AMS Trust, 106 Concord Avenue Belmont, MA 02478	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	247.5	231.7
NVR Corporation dba Discount Food Mart, 132 Gloster Road NW Lawrenceville, GA 30044	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	66.5	66.5
Rainbow Dry Cleaners, 850 S. Main Street, Suite B Delphos, OH 45833	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	114.0	96.4
Global Educational Delivery Services, LLC, 53 Castle Harbor Drive Toms River, NJ 08757	Educational Services	Term Loan – Prime plus 2.75%	25.0%	56.2	55.2
Wilshire Media Systems Inc., 1412 N Moorpark Road Thousand Oaks, CA 91360	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	170.9	139.6
Aiello's Pizzeria, LLC, 3348 Route 130 Harrison City, PA 15636	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	39.2	32.6
Island Wide Realty, LLC and Long Island Partners, Inc., 201-203-205 West Merrick Road Valley Stream, NY 11580	Real Estate	Term Loan – Prime plus 2.75%	25.0%	101.9	101.8
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP, 2301 Pat Booker Rd Universal City, TX 78148	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	74.2	71.8
Complete Body & Paint, Inc., 32220 Michigan Ave Wayne, MI 48184	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	20.4	20.4
ENI Inc., Event Networks Inc., ENI Worldwide, LLC and Spot Shop Inc., 1805 Shea Center Drive, Suite 280 Highlands Ranch, CO 80129	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	10.0%	458.7	361.1
Winter Ventures Inc. and 214 N Franklin LLC, 214-250 North Franklin Street Red Lion, PA 17356	Nonstore Retailers	Term Loan – Prime plus 2.75%	10.0%	57.4	51.1
AS Boyals, LLC dba Towne Liquors, 117 South Broad Street Woodbury City, NJ 08096	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	115.2	115.2
The River Beas, LLC and Punam Singh, 11704 Centurion Way Potomac, MD 20854	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	88.6	84.2
Moochie's, LLC, 358 W. Army Trail Road Ste. 140 Bloomingdale, IL 60108	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	94.0	76.1
Hae M. and Jin S. Park dba Buford Car Wash, 1163 Buford Highway Sugar Hill, GA 30518	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	162.8	149.9
Kinisi, Inc. dba The River North UPS Store, 301 West Grand Ave Chicago, IL 60654	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	35.5	31.6
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co., 636 South Center Street New Washington, OH 44854	Primary Metal Manufacturing	Term Loan – Prime plus 2.75%	25.0%	487.0	486.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Cormac Enterprises and Wyoming Valley Beverage Incorporated, 63 S Wyoming Ave Edwardsville, PA 18704	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	$108.6	$108.6
Knowledge First Inc. dba Magic Years of Learning and Kimberly Knox, 575 North Harris St Athens, GA 30601	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	142.2	131.2
Hascher Gabelstapler Inc., 1145 Highbrook Street, #403 Akron, OH 44301	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	130.5	118.1
Sapienzo Properties, LLC (EPC) CNS Self-Storage Inc. (OC), 301 W Aloe Street Galloway Township, NJ 08215	Real Estate	Term Loan – Prime plus 2.75%	25.0%	188.8	188.8
TC Business Enterprises, LLC dba Sky Zone Indoor Trampoline Park, 1701 Hempstead Road, Suite 102 Lancaster, PA 17601	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	269.3	219.8
Wilban, LLC, 454 US Highway 22 Whitehouse Station, NJ 08889	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	419.2	401.5
Lake Area Autosound, LLC and Ryan H. Whittington, 2328 E. McNeese Street Lake Charles, LA 70607	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	124.1	116.1
Hodges Properties, LLC and Echelon Enterprises Inc. dba Treads Bicycle, 16701 E. Iliff Avenue Aurora, CO 80013	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan – Prime plus 2.75%	25.0%	439.6	424.6
Dantanna's Tavern, LLC, 6615 Roswell Road NE #30 Sandy Springs, GA 30328	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	151.3	127.7
Little People's Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC), 6522 Haverford Avenue Philadelphia, PA 19151	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	91.0	82.2
Little People's Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC), 6522 Haverford Avenue Philadelphia, PA 19151	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	100.4	90.7
RDT Enterprises, LLC, 2134 Helton Drive Florence, AL 35630	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	133.9	132.6
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport, LLC, 4401 N I-35 #113 Denton, TX 76207	Truck Transportation	Term Loan – Prime plus 2.75%	15.0%	683.1	666.8
Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC), 201 S. Main Street Salem, IN 47167	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	115.2	98.8
1899 Tavern & Tap, LLC and Ale House Tavern & Tap, LLC, 1899 State Route 35 South Amboy, NJ 08879	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	133.9	129.8
R2 Tape Inc. dba Presto Tape, 1626 Bridgewater Rd Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	72.2	71.0
Family Ties Supply Corp. dba Best Cookies & More dba Cookie Factory Out, 500 W John Street Hicksville, NY 11801	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	49.5	38.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Choe Trade Group Inc. dba Rapid Printers of Monterey, 201 Foam Street Monterey, CA 93940	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	$144.0	$138.3
952 Boston Post Road Realty, LLC and HNA, LLC dba Styles International, 952 Boston Post Road Milford, CT 06460	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	206.3	190.8
Faith Memorial Chapel, LLC, 600 9th Avenue North Bessemer, AL 35020	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	209.7	193.3
R & R Boyal, LLC dba Cap N Cat Clam Bar and Little Ease Tavern, 3111 and 3135 Delsea Drive Franklinville, NJ 08322	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	408.2	383.3
Summit Beverage Group, LLC, 211 Washington Ave Marion, VA 24354	Beverage and Tobacco Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	317.1	282.9
J&M Concessions, Inc. dba A-1 Liquors, 19 Century Avenue Maplewood, MN 55119	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	132.7	119.8
Onofrio's Fresh Cut Inc., 222 Forbes Ave New Haven, CT 06512	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	68.4	63.4
Avayaan2, LLC dba Island Cove, 2500 W. Fort Macon Rd. Atlantic Beach, NC 28512	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	154.2	147.5
Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc., 201 Highland Ave East Syracuse, NY 13057	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	218.8	218.7
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park, LLC, 39 Old Route 146 Clifton Park, NY 12065	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	400.6	397.9
Tortilla King, Inc., 249 23rd Avenue Moundridge, KS 67107	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	999.2	894.0
Tortilla King Inc., 249 23rd Avenue Moundridge, KS 67107	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	213.3	192.5
JDR Industries Inc dba CST-The Composites Store, 1010 W Avenue S 14 Palmdale, CA 93551	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	125.9	108.0
3Fmanagement, LLC and ATC Fitness Cape Coral, LLC, 1140 Ceitus Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	381.4	320.9
Sarah Sibadan dba Sibadan Agency, 102-05 101st Avenue Ozone Park, NY 11416	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	126.3	123.5
Atlas Mountain Construction, LLC, 1865 South Easton Road Doylestown, PA 18901	Construction of Buildings	Term Loan – Prime plus 2.75%	15.0%	14.8	14.4
Robert Star Inc., 178 East 80th Street PHC New York, NY 10021	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	42.3	41.6
Sovereign Communications, LLC, 1411 Ashmun St Sault Sainte Marie, MI 49783	Broadcasting (except Internet)	Term Loan – Prime plus 2.75%	25.0%	820.7	660.5
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC, 986 Dixwell Avenue Hamden, CT 06510	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	97.3	92.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Awesome Pets II Inc. dba Mellisa's Pet Depot, 8 Sarah's Way Fairhaven, MA 02719	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	$76.1	$63.5
JWB Industries, Inc. dba Carteret Die Casting, 74 Veronica Ave Somerset, NJ 08875	Primary Metal Manufacturing	Term Loan – Prime plus 2.75%	25.0%	253.2	208.8
96 Mill Street, LLC, Central Pizza, LLC and Jason Bikakis George Bikaki, 96 Mill Street Berlin, CT 06037	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	138.1	138.0
TAK Properties, LLC and Kinderland Inc., 1157 Commerce Avenue Longview, WA 98632	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	394.7	383.1
Any Garment Cleaner-East Brunswick, Inc., 395B Route 18 South East Brunswick, NJ 08816	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	47.9	45.7
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc., 2040 Dowdy Ferry Dallas, TX 75218	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	541.0	522.5
Lefont Theaters Inc., 1266 W. Paces Ferry Rd, Ste 613 Atlanta, GA 30327	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	15.0%	12.8	11.7
Kurtis Sniezek dba Wolfe's Foreign Auto, 712 5th Street New Brighton, PA 15066	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	86.6	87.6
AIP Enterprises, LLC and Spider's Web Inc dba Black Widow Harley-Davidson, 2224 EL Jobean Road Port Charlotte, FL 33981	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	937.8	943.7
Mosley Auto Group, LLC dba America's Automotive, 6211 Denton Highway Haltom City, TX 76148	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	215.8	214.9
KK International Trading Corporation, 219 Lafayette Drive Syosset, NY 11791	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	178.3	171.7
Superior Disposal Service, Inc., 204 E Main Suite A Gardner, KS 66030	Waste Management and Remediation Services	Term Loan – Prime plus 2.75%	25.0%	214.2	204.7
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney's, One Amboy Avenue Woodbridge, NJ 07095	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	592.9	588.0
Shane M. Howell and Buck Hardware and Garden Center, LLC, 1007 Lancaster Pike Quarryville, PA 17566	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	25.0%	314.2	299.6
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation, 320 Fair Street Kutztown, PA 19530	Transit and Ground Passenger Transportation	Term Loan – Prime plus 2.75%	25.0%	674.5	670.2
S.Drake, LLC dba Express Employment Professionals of Ann Arbor, Michigan, 2621 Carpenter Rd, Suite 3 Ann Arbor, MI 48108	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	17.0	14.8
Nutmeg North Associates, LLC (OC) Steeltech Building Products Inc., 636 Nutmeg Road North South Windsor, CT 06074	Construction of Buildings	Term Loan – Prime plus 2.75%	25.0%	883.1	847.2
Icore Enterprises Inc. dba Air Flow Filters Inc., 151 W 24th St Hialeah, FL 33010	Miscellaneous Manufacturing	Term Loan – Prime plus 2.75%	15.0%	19.5	19.4

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Seven Peaks Mining Inc. and Cornerstone Industrial Minerals Corporation, 4422 Bryan Station Road Lexington, KY 40516	Mining (except Oil and Gas)	Term Loan – Prime plus 2.75%	25.0%	$1,216.1	$1,121.3
Kids in Motion of Springfield, LLC dba The Little Gym of Springfield, IL, 3039-3043 Hedley Springfield, IL 62704	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	40.5	35.6
AcuCall, LLC, 824 U.S Highway 1, Suite 335 North Palm Beach, FL 33408	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	14.0	12.0
Wallace Holdings, LLC (EPC) GFA International Inc. (OC), 1215 Wallace Dr Delray Beach, FL 33444	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.5%	25.0%	110.3	96.0
TNDV: Television, LLC, 515 Brick Church Park Drive Nashville, TN 37207	Broadcasting (except Internet)	Term Loan – Prime plus 2.75%	25.0%	246.8	240.4
Veterinary Imaging Specialists of Alaska, LLC, 2320 E. Dowling Road Anchorage, AK 99507	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	148.3	142.7
Eco-Green Reprocessing, LLC and Denali Medical Concepts, LLC, 2065 Peachtree Industrial Ct., Ste. 203 Chamblee, GA 30341	Miscellaneous Manufacturing	Term Loan – Prime plus 2.75%	25.0%	59.4	52.3
BVIP Limousine Service, LTD, 887 W Liberty Medina, OH 44256	Transit and Ground Passenger Transportation	Term Loan – Prime plus 2.75%	25.0%	74.4	73.6
Spectrum Development, LLC and Solvit Inc & Solvit North, Inc., 65 Farmington Valley Drive Plainville, CT 06062	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	345.0	316.6
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle, 1455 S Richland Creek Rd Sugar HIll, GA 30518	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	101.5	94.6
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle, 1455 S Richland Creek Rd Sugar Hill, GA 30518	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	486.1	446.2
DKB Transport Corp., 555 Water Works Road Old Bridge, NJ 08857	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	135.2	136.7
920 CHR Realty, LLC (EPC) V. Garofalo Carting Inc (OC), 920 Crooked Hill Brentwood, NY 11717	Waste Management and Remediation Services	Term Loan – Prime plus 2.75%	25.0%	407.4	410.4
8 Minute Oil Change of Springfield Corporation and John Nino, 174-176 Mountain Avenue Springfield, NJ 07081	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	190.5	190.1
TOL, LLC dba Wild Birds Unlimited, 320 W. Main St. Avon, CT 06001	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan – Prime plus 2.75%	15.0%	16.6	15.1
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill, 926 Haddonfield Rd, Unit C Cherry Hill, NJ 08002	Health and Personal Care Stores	Term Loan – Prime plus 2.75%	25.0%	22.6	21.3
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash, 2 Center Road Old Saybrook, CT 06475	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	76.8	68.7

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Greenbrier Technical Services, Inc., 407 E. Edgar Avenue Ronceverte, WV 24970	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	$211.9	$205.4
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd, 77 Mill Road Freeport, NY 11520	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	239.1	228.5
Meridian Hotels, LLC dba Best Western Jonesboro, 2911 Gilmore Drive Jonesboro, AR 72401	Accommodation	Term Loan – Prime plus 2.75%	25.0%	644.0	648.7
New Image Building Services Inc. dba New Image Repair Services, 1405 Combermer Dr. Troy, MI 48083	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	290.6	260.0
A-1 Quality Services Corporation, 3019 N. 77th CT Elmwood Park, IL 60707	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	7.8	6.7
Master CNC Inc. & Master Properties, LLC, 11825 29 Mile Road Washington, MI 48095	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	579.4	545.9
Janice B. McShan and The Metropolitan Day School, LLC, 2817 Lomb Avenue Birmingham, AL 35208	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	38.7	37.8
1 North Restaurant Corp. dba 1 North Steakhouse, 322 W. Montauk Hwy Hampton Bays, NY 11946	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	206.4	205.1
Twinsburg Hospitality Group, LLC dba Comfort Suites, 2716 Creekside Drive Twinsburg, OH 44087	Accommodation	Term Loan – Prime plus 2.75%	25.0%	920.5	888.2
Mid-Land Sheet Metal Inc., 125 E Fesler Street Santa Maria, CA 93454	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	133.7	132.1
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC), 554 Old Post Road #3 Greenwich, CT 06830	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	61.1	61.8
Armin and Kian Inc. dba The UPS Store 3714, 4000 Pimlico Drive, Suite 114 Pleasanton, CA 94588	Couriers and Messengers	Term Loan – Prime plus 2.75%	25.0%	50.0	42.9
Howell Gun Works, LLC, 2446 Route 9 Howell, NJ 07731	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan – Prime plus 2.75%	15.0%	7.4	6.4
Yousef Khatib dba Y&M Enterprises, 671 E. Cooley Drive, Unit 114 Colton, CA 92324	Wholesale Electronic Markets and Agents and Brokers	Term Loan – Prime plus 2.75%	25.0%	66.3	58.5
Kup's Auto Spa Inc., 121 Marktree Road Centereach, NY 11720	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	385.9	386.2
Maynard Enterprises Inc. dba Fastsigns of Texarkana, 3735 Mall Drive Texarkana, TX 75501	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	15.0%	14.2	12.6
Westville Seafood, LLC, 1514 Whalley Avenue New Haven, CT 06515	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	108.8	105.4
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta, 11585 Jones Bridge Road, Suite 4G Johns Creek, GA 30022	Educational Services	Term Loan – Prime plus 2.75%	25.0%	40.5	35.8
Faith Memorial Chapel, LLC, 600 9th Avenue North Bessemer, AL 35020	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	260.5	254.6

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Diamond Memorials Incorporated, 800 Broad Street Clifton, NJ 07013	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	$12.1	$10.3
Kiddie Steps 4 You Inc., 7735 South Laflin Street Chicago, IL 60620	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	87.4	83.5
Eastside Soccer Dome, Inc., 11919 S Avenue O Chicago, IL 60617	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	449.4	454.3
Anthony C Dinoto and Susan S P Dinoto, 17 Pearl Street Mystic, CT 06355	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	97.0	98.1
Southeast Chicago Soccer Inc., 10232 S Avenue N Chicago, IL 60617	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	49.7	50.2
HJ & Edward Enterprises, LLC dba Sky Zone, 13 Francis J Clarke Circle Bethel, CT 06801	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	236.0	222.1
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman, DDS, PC, 12150 Annapolis Road, Suite 301 Glenn Dale, MD 20769	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	324.7	317.5
Gabrielle Realty, LLC, 4 Peabody Rd Annex Derry, NH 03038	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	734.2	708.3
Handy 6391, LLC dba The UPS Store #6391, 1520 Washington Blvd Montebello, CA 90640	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	55.4	54.9
Discount Wheel and Tire, 1202 S Park Drive Broken Bow, OK 74728	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	216.9	209.7
Onofrios Enterprises, LLC (EPC) Onofrios Fresh Cut, Inc., 222 Forbes Avenue New Haven, CT 06512	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	304.6	300.1
Cencon Properties, LLC and Central Connecticut Warehousing Company, 37 Commons Court Waterbury, CT 06704	Warehousing and Storage	Term Loan – Prime plus 2.75%	25.0%	334.4	335.9
Shepher Distr's and Sales Corp and The Lederer Industries Inc., 2300 Linden Blvd Brooklyn, NY 11208	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	908.2	900.2
AGS Talcott Partners, Inc., 600 Broadhollow Road Melville, NY 11747	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	102.5	88.0
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool, 104 McCoy Street Milford, DE 19963	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	94.6	89.9
Fieldstone Quick Stop, LLC (OC) Barber Investments, LLC (EPC), 190 Route 3 South China, ME 04358	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	667.1	628.6
Lenoir Business Partners, LLC (EPC) LP Industries, Inc. dba Childforms, 2040 Norwood Lenoir, NC 28645	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	314.4	308.3
Top Properties, LLC and LP Industries, Inc dba Childforms, 110 Charleston Drive, Suite 105-107 Morresville, NC 28117	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	116.7	118.0

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
RM Hawkins, LLC dba Pure Water Tech West and Robert M Hawkins, 1815 De Paul Street Colorado Springs, CO 80909	Nonstore Retailers	Term Loan – Prime plus 2.75%	25.0%	$70.3	$69.7
Ramard Inc and Advanced Health Sciences Inc., 929 Grays Lane New Richmond, OH 45157	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	162.0	139.0
Gulfport Academy Child Care and Learning Center, Inc., 15150 Evans Street Gulfport, MS 39503	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	37.4	35.8
ACI Northwest Inc., 6600 N Government Way Coeur D Alene, ID 83815	Heavy and Civil Engineering Construction	Term Loan – Prime plus 2.75%	25.0%	593.6	563.6
Spectrum Radio Fairmont, LLC, 8519 Rapley Preserve Cr Potomac, MD 20854	Broadcasting (except Internet)	Term Loan – Prime plus 2.75%	25.0%	167.3	162.2
IlOKA Inc. dba Microtech Tel and NewCloud Networks, 160 Inverness Dr W Ste 100 Englewood, CO 80112	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	593.9	536.9
Excel RP Inc., 6531 Park Avenue Allen Park, MI 48101	Machinery Manufacturing	Term Loan – Prime plus 2.75%	25.0%	112.5	108.5
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC, 3408 Castle Rock Farm Road Pittsboro, NC 27312	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	216.0	208.7
B for Brunette, Inc., 50 Glen Cove Rd Greenvale, NY 11548	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	47.1	40.7
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center, 2909 W 63rd Street Chicago, IL 60629	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	38.3	38.7
Prospect Kids Academy Inc., 532 St Johns Place Brooklyn, NY 11238	Educational Services	Term Loan – Prime plus 2.75%	25.0%	120.4	118.7
The Berlerro Group, LLC dba Sky Zone, 111 Rodeo Drive Edgewood, NY 11717	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	378.5	335.4
Sound Manufacturing Inc., 51 Donnelley Road Old Saybrook, CT 06475	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	10.0%	50.9	47.6
Grafio Inc. dba Omega Learning Center-Acworth, 5330 Brookstone Drive Acworth, GA 30101	Educational Services	Term Loan – Prime plus 2.75%	25.0%	136.1	121.5
Morning Star Trucking. LLC and Morning Star Equipment and Leasing, LLC, 1 Poppy Avenue Neptune, NJ 07753	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	46.1	38.9
Angkor Restaurant Inc., 10 Traverse Street Providence, RI 02903	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	89.8	89.4
Harbor Ventilation Inc. and Estes Investment, LLC, PO Box 1735 Livingston, MT 59047	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	33.1	33.5
Tri County Heating and Cooling Inc., 118 E Geyser Livingston, MT 59047	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	75.2	72.6
Daniel W. and Erin H. Gordon and Silver Lining Stables CT, LLC, 38 Carmen Lane Monroe, CT 06468	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	15.0%	9.6	9.6

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Majestic Contracting Services, Inc. dba Majestic Electric, 1634 Atlanta Road SE Marietta, GA 30060	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	$183.5	$176.4
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc. (OC), 209 N 3rd Street Philadelphia, PA 19106	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	81.0	79.6
Blacknorange2, LLC dba Popeyes Louisiana Kitchen, 1900 Lincoln Highway North Versailles, PA 15137	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	152.0	131.0
Caribbean Concepts, Inc. dba Quick Bleach, 127 East 56th Street New York, NY 10022	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	19.6	17.2
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC), 2233 3rd Ave South St Petersburg, FL 33712	Miscellaneous Manufacturing	Term Loan – Prime plus 2.75%	25.0%	336.7	320.8
Jatcoia, LLC dba Plato's Closet, 2902 Ryan St Lake Charles, LA 70601	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	25.0%	49.3	48.2
JSIL LLC dba Blackstones Hairdressing, 19 East 7th Street New York, NY 10003	Personal and Laundry Services	Term Loan – Prime plus 2.75%	15.0%	16.9	15.1
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services, 200 North Branford Road Branford, CT 06405	Heavy and Civil Engineering Construction	Term Loan – Prime plus 2.75%	25.0%	801.2	800.8
2161 Highway 6 Trail, LLC (EPC), 2141 P Avenue Williamsburg, IA 52361	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	881.2	878.5
Contract Packaging Services Inc. dba Superior Pack Group, 2 Bailey Farm Road Harriman, NY 10926	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	729.5	666.0
Emerald Ironworks Inc., 14861 Persistence Drive Woodbridge, VA 22191	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	61.5	54.5
JRA Holdings, LLC (EPC) Jasper County Cleaners Inc. dba Superior Cleaner, 22259 Whyte Hardee Boulevard Hardeeville, SC 29927	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	116.7	117.9
Maxiflex, LLC, 512 Verret Street New Orleans, LA 70114	Miscellaneous Manufacturing	Term Loan – Prime plus 2.75%	10.0%	130.6	129.4
GIA Realty, LLC and VRAJ GIA, LLC dba Lakeview Laundromat, 411 Sharp Street Millville, NJ 08332	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	94.1	95.1
Insurance Problem Solvers, LLC, 3 Fay Street West Haven, CT 06516	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	15.0%	14.4	12.4
Ryan D. Thornton and Thornton & Associates, LLC, 800 Bethel Street, Suite 200 Honolulu, HI 96813	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	52.4	44.9
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD, 1490 Quarterpath Road 5A No 353 Williamsburg, VA 23185	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	53.6	49.3
RXSB, Inc. dba Medicine Shoppe, 3605 State Street Santa Barbara, CA 93105	Health and Personal Care Stores	Term Loan – Prime plus 2.75%	25.0%	157.8	135.3

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Europlast Ltd., 100 Industrial Lane Endeavor, WI 53930	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	$155.6	$150.0
RKP Service dba Rainbow Carwash, 225 Old Country Road Hicksville, NY 11801	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	255.8	224.7
Maciver Corporation dba Indie Rentals and Division Camera, 7022 W Sunset Boulevard Hollywood, CA 90028	Rental and Leasing Services	Term Loan – Prime plus 2.75%	25.0%	372.0	349.4
(EPC) Absolute Desire, LLC and Mark H. Szierer (OC) Sophisticated Smile, 85 Reaville Avenue Flemington, NJ 08822	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	182.0	172.2
(EPC) Willowbrook Properties, LLC (OC) Grove Gardens Landscaping Inc., 341 East Main Street, Unit 2 Clinton, CT 06413	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	179.6	177.1
Elite Structures Inc., 401 Old Quitman Road Adel, GA 31620	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	883.4	888.2
KDP, LLC and KDP Investment Advisors, Inc. and KDP Asset Management, Inc., 24 Elm Street Montpelier, VT 05602	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	25.0%	292.3	254.7
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc., 588 Brooklyn Avenue Brooklyn, NY 11203	Educational Services	Term Loan – Prime plus 2.75%	25.0%	145.2	146.7
SFAM Parsippany LLC dba Cups Frozen Yogurt, 1117 Route 46 East Parsippany, NJ 07054	Food Services and Drinking Places	Term Loan – 6%	25.0%	30.5	28.9
Kidrose, LLC dba Kidville Riverdale, 551 West 235th Street Bronx, NY 10463	Educational Services	Term Loan – Prime plus 2.75%	25.0%	66.7	60.0
Brothers International Desserts, 1682 Kettering Street Irvine, CA 92614	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	192.4	178.3
Peanut Butter & Co., Inc., 1790 Broadway Suite 702 New York, NY 10019	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	82.8	71.8
PowerWash Plus, Inc. and CJR, LLC, 59 South US Highway Route 45 Grayslake, IL 60030	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	528.6	510.3
Atlas Mountain Construction, LLC, 1865 South Easton Road Doylestown, PA 18901	Construction of Buildings	Term Loan – Prime plus 2.75%	25.0%	122.5	123.8
Hybrid Racing, LLC., 12231 Industriplex Blvd., Suite B Baton Rouge, LA 70809	Transportation Equipment Manufacturing	Term Loan – Prime plus 2.75%	25.0%	100.3	91.0
Stellar Environmental, LLC, 11581 Edmonston Road Beltsville, MD 20705	Waste Management and Remediation Services	Term Loan – Prime plus 2.75%	25.0%	46.7	44.9
J. Kinderman & Sons Inc., dba BriteStar Inc., 2900 South 20th Street Philadelphia, PA 19145	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan – Prime plus 2.75%	25.0%	150.4	149.0
Truth Technologies Inc. dba Truth Technologies Inc., 2341 Cheshire Lane Naples, FL 34109	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	65.9	57.9
M & H Pine Straw Inc. and Harris L. Maloy, 62 Matt Maloy Lane Rhine, GA 31077	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	240.0	227.3

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Michael A. and Heather R. Welsch dba Art & Frame Etc., 2819 West T C Jester Blvd. Houston, TX 77018	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	$64.8	$63.6
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center, 3937 Sherman Avenue Saint Joseph, MO 64506	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	515.8	496.1
Neyra Industries, Inc. and Edward Neyra, 10700 Evendale Drive Cincinnati, OH 45241	Nonmetallic Mineral Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	180.4	177.9
A & M Commerce, Inc. dba Cranberry Sunoco, 398 Baltimore Blvd Westminster, MD 21157	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	316.7	312.4
Xela Pack, Inc. and Aliseo and Catherine Gentile, 8300 Boettner Road Saline, MI 48176	Paper Manufacturing	Term Loan – Prime plus 2.75%	25.0%	245.8	245.6
Gator Communications Group, LLC dba Harvard Printing Group, 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	15.0%	14.4	13.3
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. (OC), 1258 Hartford Turnpike Vernon, CT 06066	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	119.6	113.9
Capital Scrap Metal, LLC and Powerline Investment, LLC, 1610 N. Powerline Road Pompano Beach, FL 33069	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	10.0%	458.4	463.2
MRM Supermarkets Inc. dba Constantins Breads; Dallas Gourmet Breads, 2660 Brenner Drive Dallas, TX 75220	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	322.4	302.6
Java Warung, LLC, 1915 N Richmond Street Appleton, WI 54911	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	48.9	48.3
Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC), 27 Hungerford Street Pittsfield, MA 01201	Machinery Manufacturing	Term Loan – Prime plus 2.75%	25.0%	82.6	81.1
River Club Golf Course Inc. dba The River Club, 6600 River Club Blvd Bradenton, FL 34202	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	455.1	443.9
Bakhtar Group, LLC dba Malmaison, 3401 K Street NW Washington, DC 20007	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	86.1	73.8
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel, 9504 Airline Dr Houston, TX 77037	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	24.2	24.5
Golden Gate Lodging, LLC (OC), 432 Margaret Street Plattsburgh, NY 12901	Accommodation	Term Loan – Prime plus 2.75%	25.0%	110.4	108.4
N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar's Chocolates, 5150 Hollywood Blvd Los Angeles, CA 90027	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	124.2	125.5
Sound Manufacturing, Inc. and Monster Power Equipment Inc., 51 Donnelley Road Old Saybrook, CT 06475	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	434.0	401.6
Sherill Universal City dba Golden Corral, 2301 Pat Booker Rd Universal City, TX 78148	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	422.9	410.0

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
EZ Towing, Inc., 14710 Calvert Street Van Nuys, CA 91411	Support Activities for Transportation	Term Loan – Prime plus 2.75%	25.0%	$123.5	$110.5
MJD Investments, LLC dba The Community Day School, 115 Centre Street Pleasant View, TN 37146	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	247.0	238.7
North Country Transport, LLC, 10 LaCrosse Street, Suite 14 Hudson Falls, NY 12839	Transit and Ground Passenger Transportation	Term Loan – Prime plus 2.75%	15.0%	12.3	12.2
Knits R Us, Inc. dba NYC Sports/Mingle, 2045 85th Street North Bergen, NJ 07047	Textile Mills	Term Loan – Prime plus 2.75%	10.0%	119.7	121.0
Orient Express, Inc. dba Spracht, Celltek, ODI, 2672 Bayshore Parkway, Bldg. 900 Mountain View, CA 94043	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	10.0%	69.0	58.1
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC, 1250 Sanders Avenue SW Massillon, OH 44647	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	101.8	100.1
The Amendments Group, LLC dba Brightstar, 1480 Boiling Springs Rd Spartanburg, SC 29303	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	18.2	18.2
Pioneer Window Holdings, Inc. and Subsidiaries dba Pioneer Windows, 15 Frederick Place Hicksville, NY 11801	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	182.9	175.6
Ezzo Properties, LLC and Great Lakes Cleaning, Inc., 1405 Combermere Dr. Troy, MI 48083	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	347.8	331.7
Martin L Hopp, MD PHD, A Medical Corp (OC), 8631 West Third St, 440 E & Los Angeles, CA 90048	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	53.4	50.7
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC), 554 Old Post Road #3 Greenwich, CT 06830	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	495.7	507.6
Trailer One, Inc. and Trailer One Storage, Inc., 6378 Medina Medina, OH 44256	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	135.1	135.1
Babie Bunnie Enterprises Inc. dba Triangle Mothercare, 8516 Swarthmore Drive Raleigh, NC 27615	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	37.4	34.6
John Duffy Fuel Co., Inc., 465 Mulberry Street Newark, NJ 07114	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	416.0	415.8
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai, 96-03 Beach Channel Drive Rockaway Beach, NY 11693	Food Manufacturing	Term Loan – Prime plus 2.75%	10.0%	479.6	491.2
WI130, LLC (EPC) & Lakeland Group, Inc. (OC) dba Lakeland Electrical, 4820 W 130th Street Cleveland, OH 44135	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	245.0	235.6
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels, 7450 Greenbush Avenue North Hollywood, CA 91605	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	79.0	73.4
PGH Groceries, LLC DBA The Great American Super, 51 North Main Street Bainbridge, NY 13733	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	65.6	66.2
St Judes Physical Therapy P.C., 7712 Fourth Ave Brooklyn, NY 11209	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	16.8	16.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
R & J Petroleum, LLC (EPC) Manar USA, Inc. (OC), 305 Quincy Shore Drive Quincy, MA 02107	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	$171.5	$174.0
Pioneer Windows Manufacturing Corp, Pioneer Windows, 15 Frederick Place Hicksville, NY 11801	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	221.7	212.6
U & A Food and Fuel, Inc. dba Express Gas & Food Mart, 1345 Wampanoag Trail East Providence, RI 02915	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	91.7	93.9
Clean Brothers Company Inc. dba ServPro of North Washington County, 230 Lucille St Glenshaw, PA 15116	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	13.6	12.9
DRV Enterprise, Inc. dba Cici's Pizza # 339, 5771 East Fowler Ave Temple Terrace, FL 33617	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	51.0	51.0
D&L Rescources, Inc. dba The UPS Store, 8930 State Road # 84 Davie, FL 33324	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	15.0%	7.8	7.2
Richmond Hill Mini Market, LLC, 101 Richmond Hill Avenue Stamford, CT 06902	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	176.7	177.5
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC, 38 Carmen Lane Monroe, CT 06468	Support Activities for Agriculture and Forestry	Term Loan – Prime plus 2.75%	25.0%	213.4	217.7
214 North Franklin, LLC and Winter Ventures, Inc., 214-250 North Franklin Street Red Lion, PA 17356	Nonstore Retailers	Term Loan – Prime plus 2.75%	10.0%	146.7	145.8
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC, 4839 Wisconsin Ave., NW Suite 2 Washington, DC 20016	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	273.6	276.7
Aegis Creative Communications, Inc., 44 Union Blvd Suite 250 Lakewood, CO 80228	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	300.0	278.0
Summit Treatment Services, Inc. dba Summit Treatment Services, 100 Logan Street Sterling, CO 80751	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	130.3	126.1
G.M. Pop's, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen, 2024 Concession Pentagon Washington, DC 20310	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	103.0	97.0
Color By Number 123 Designs, Inc., 307 West 38th Street, Room #1705 New York, NY 10018	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	34.1	34.1
Chickamauga Properties, Inc. and MSW Enterprises, LLP, 214 Sutherland Way Rocky Face, GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	47.5	47.5
Big Apple Entertainment Partners, LLC d/b/a Ripley's Believe It or Not, 234 West 42nd Street New York, NY 10036	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	146.5	135.7
Reidville Hydraulics & Mfg Inc. dba Summit Farms, LLC, 175 Industrial Lane Torrington, CT 06790	Machinery Manufacturing	Term Loan – Prime plus 2.75%	10.0%	253.4	248.8

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Hi-Def Imaging, Inc. dba SpeedPro Imaging, 3580 Progress Drive, Unit Q Bensalem, PA 19020	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	15.0%	$17.8	$16.8
O'Rourkes Diner, LLC dba O'Rourke's Diner, 728 Main Street Middletown, CT 06457	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	62.2	61.8
LaSalle Market and Deli EOK Inc. and Rugen Realty, LLC dba LaSalle Mark, 101-106 Main Street Collinsville, CT 06022	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	239.5	239.2
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo's Bakery, 22022 Marshall Road Mandeville, LA 70471	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	175.8	176.0
Europlast Ltd., 100 Industrial Lane Endeavor, WI 53930	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	674.0	665.3
University Park Retreat, LLC dba Massage Heights, 5275 University Parkway # 110 Bradenton, FL 34201	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	59.8	59.8
ATC Fitness, LLC dba Around the Clock Fitness, 1140 Ceitus Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	146.0	142.2
Spire Investment Partners, LLC, 1840 Michael Faraday Ste 105 Reston, VA 20190	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	25.0%	204.0	189.0
LA Diner Inc. dba Loukas L A Diner, 3205 Route 22 East Branchburg, NJ 08876	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	647.1	662.5
Suncoast Aluminum Furniture, Inc., 6291 Thomas Road Fort Myers, FL 33912	Furniture and Related Product Manufacturing	Term Loan – Prime plus 2.75%	10.0%	341.3	348.7
New Image Building Services, Inc. dba New Image Repair Services, 1405 Combermere Dr. Troy, MI 48083	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	270.8	265.3
AJK Enterprise, LLC dba AJK Enterprise, LLC, 1901 Naylor Road, SE Washington, DC 20020	Truck Transportation	Term Loan – Prime plus 2.75%	15.0%	12.9	12.7
R2 Tape Inc. dba Presto Tape, 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	120.9	120.8
R2 Tape, Inc. dba Presto Tape, 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	348.3	356.6
Vision Network Solutions, Inc., 8436 Vagabond Court North Maple Grove, MN 55311	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	15.3	14.2
AdLarge Media, LLC, 475 Park Avenue South New York, NY 10016	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	196.8	182.3
Scoville Plumbing & Heating Inc. and Thomas P. Scoville, 311 South Main Street Torrington, CT 06790	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	40.6	40.5
Hofgard & Co., Inc. dba HofgardBenefits, 5353 Manhattan Circle, Ste 200 Boulder, CO 80303	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	82.8	80.8
Georgia Safe Sidewalks, LLC, 7403 16th Avenue NW Bradenton, FL 34209	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	15.0%	11.4	11.0

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Matchless Transportation, LLC dba First Class Limo, 31525 Aurora Road # 5 Solon, OH 44139	Transit and Ground Passenger Transportation	Term Loan – Prime plus 2.75%	25.0%	$145.1	$139.8
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change, 4300 Monticello Blvd South Euclid, OH 44121	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	65.8	66.5
Karykion, Corporation dba Karykion Corporation, 101 Wall Street Princeton, NJ 08540	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	148.1	148.0
Central Tire, Inc. dba Cooper Tire & Auto Services, 1111 S Tillotson Avenue Muncie, IN 47304	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	272.2	272.0
WPI, LLC, 16685 150th Street Spring Lake, MI 49456	Transportation Equipment Manufacturing	Term Loan – Prime plus 2.75%	10.0%	105.8	101.7
Havana Central (NY) 5, LLC, 630 Old Country Road, Room 1161 C Garden City, NY 11530	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	932.4	913.3
Christou Real Estate Holdings, LLC dba Tops American Grill, 351 Duanesburg Road Schenectady, NY 12306-2035	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	267.3	271.8
Lefont Theaters, Inc., 5920 Roswell Road Atlanta, GA 30328	Motion Picture and Sound Recording Industries	Term Loan – Prime plus 2.75%	25.0%	104.0	100.1
5091, LLC and TR/AL, LLC d/b/a Cafe Africana, 5091 East Colfax Avenue Denver, CO 80220	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	114.5	115.8
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC), 1985 B Street Colorado Springs, CO 80906	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	59.3	59.7
Spectrumit, Inc, (OC) dba LANformation, 1101 N Palafox Street Pensacola, FL 32501	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	138.8	138.1
Craig R Freehauf d/b/a Lincoln Theatre, 120 College Street, East Fayetteville, TN 37334	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	25.0%	27.4	27.4
TNDV: Television, LLC, 515 Brick Church Park Drive Nashville, TN 37207	Motion Picture and Sound Recording Industries	Term Loan – Prime plus 2.75%	25.0%	97.7	94.5
Graphish Studio, Inc. and Scott Fishoff, 231 Main Street Stanford, CT 06901	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	15.5	14.4
KIND-ER-ZZ Inc. dba Kidville, 30 Maple Street Summit, NJ 07901	Educational Services	Term Loan – Prime plus 2.75%	25.0%	37.9	35.2
Gator Communications Group, LLC dba Harvard Printing Group, 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	172.2	163.6
Tanner Optical, Inc. dba Murphy Eye Care, 305 Shirley Avenue Douglas, GA 31533	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	6.2	6.0
Custom Software, Inc. a Colorado Corporation dba M-33 Access, 380 E. Borden Rd Rose City, MI 48654	Broadcasting (except Internet)	Term Loan – Prime plus 2.75%	25.0%	99.1	98.2
Fair Deal Food Mart Inc. dba Neighbors Market, 775 Beaver Ruin Road Lilburn, GA 30047	Gasoline Stations	Term Loan – Prime plus 2.75%	25.0%	359.0	367.4

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Bisson Transportation, Inc., 85 Eisenhower Drive Westbrook, ME 04011	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	$563.6	$558.5
Bisson Moving & Storage Company Bisson Transportation Inc., 85 Eisenhower Drive Westbrook, ME 04011	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	416.3	406.6
Tracey Vita-Morris dba Tracey Vita's School of Dance, 4181 9th Avenue West Bradenton, FL 34025	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	15.0%	17.1	15.8
Shweiki Media, Inc. dba Study Breaks Magazine, 4954 Space Center Drive San Antonio, TX 78218	Publishing Industries (except Internet)	Term Loan – Prime plus 2.75%	25.0%	1,007.8	979.3
Manuel P. Barrera and Accura Electrical Contractor, Inc., 6187 NW 167th Street Unit H3 Miami, FL 33015	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	90.1	86.5
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners, 1714 Avondale Haslet Road Haslet, TX 76052	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	716.5	733.0
Gator Communications Group, LLC dba Harvard Printing Group, 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	345.7	320.7
Access Staffing, LLC, 360 Lexington Avenue, 8th Floor New York, NY 10017	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	139.5	129.2
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps, 690 South Creek Road West Chester, PA 19382	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	208.6	211.8
Indoor Playgrounds Limited Liability Company dba Kidville, 20 Grand Avenue Englewood, NJ 07631	Educational Services	Term Loan – Prime plus 2.75%	15.0%	12.2	11.8
Zane Filippone Co Inc. dba Culligan Water Conditioning, 18 North Field Avenue West Orange, NJ 07052	Nonstore Retailers	Term Loan – Prime plus 2.75%	25.0%	422.7	409.8
ATC Fitness, LLC d/b/a Around the C, 1140 Ceitus Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	15.0%	7.5	7.1
BCD Holdings, LLC and H-MA, LLC d/b/a/Hawaii Mainland Administrators, 1600 West Broadway Road #300 Tempe, AZ 85282	Insurance Carriers and Related Activities	Term Loan – Prime plus 2.75%	25.0%	324.7	302.9
K's Salon 1, LLC d/b/a K's Salon, 162 West 84th Street New York, NY 10024	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	53.1	51.2
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company, 2900 South 20th Street Philadelphia, PA 19145	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	25.0%	463.8	477.9
ATI Jet, Inc., 7007 Boeing Drive El Paso, TX 79925	Air Transportation	Term Loan – Prime plus 2.75%	25.0%	708.9	708.3
Scent-Sation, Inc. d/b/a Scent-Sation, Inc., 350 5th Avenue New York, NY 10118	Textile Product Mills	Term Loan – Prime plus 2.75%	25.0%	268.8	269.8
City Sign Service, Incorporated, 3914 Elm Street Dallas, TX 75226	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan – Prime plus 2.75%	25.0%	137.2	138.1

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Taylor Transport, Inc., 1708 HWY 113 SW Cartersville, GA 30120	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	$349.6	$347.3
Maciver Corporation dba Indie Rentals & Division Camera, 7022 W Sunset Boulevard Hollywood, CA 90028	Rental and Leasing Services	Term Loan – Prime plus 2.75%	25.0%	94.0	93.6
GP Enterprises, LLC and Gibson Performance Corporation, 1270 Webb Circle Corona, CA 92879	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	678.5	699.1
GP Enterprises, LLC and Gibson Performance Corporation, 1270 Webb Circle Corona, CA 92879	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	487.3	502.2
M & H Pinestraw, Inc. and Harris L. Maloy, 62 Matt Maloy Lane Rhine, GA 31077	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	172.7	169.2
15 Frederick Place, LLC & Pioneer Windows Holdings Inc. & Subs, 15 Frederick Place Hicksville, NY 11801	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	180.0	180.6
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma, 28-28 1/2 Cornelia Street New York, NY 10014	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	15.9	15.9
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc., 309 West Washington Street #1225 Chicago, IL 60606	Publishing Industries (except Internet)	Term Loan – Prime plus 2.75%	25.0%	41.5	40.2
MRM Supermarkets, Inc. dba Constantin's Breads, 2660 Brenner Drive Dallas, TX 75220	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	98.3	95.1
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc., 311 South Main Street Torrington, CT 16790	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	44.6	44.7
Equity National Capital LLC & Chadbourne Road Capital, LLC, 331 Newman Springs Road, Suite 310 Red Bank, NJ 07701	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	25.0%	43.7	42.6
Big Apple Entertainment Partners, LLC dba Ripley's Believe it or Not, 234 West 42nd Street New York, NY 10036	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	743.3	715.8
Polymer Sciences, Inc. dba Polymer Sciences, Inc., 5800 Wheaton Drive, SW Atlanta, GA 06516	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	392.1	403.4
PTK, Incorporated dba Night N Day 24 HR Convenience Store, 5026 Benning Rd SE Washington, DC 20019	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	127.6	130.8
Robert E. Caves, Sr. and American Plank dba Caves Enterprises, 40515 Pumpkin Center Road Hammond, LA 70403	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	211.1	211.3
39581 Garfield, LLC and Tricounty Neurological Associates, P.C., 39581 Garfield Road Clinton Township, MI 48038	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	26.3	27.1
C & G Engines Corp., 7982 NW 56 St Doral, FL 33166	Transportation Equipment Manufacturing	Term Loan – Prime plus 2.75%	25.0%	726.1	709.3

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
39581 Garfield, LLC and Tri County Neurological Associates, P.C., 39581 Garfield Road Clinton Township, MI 48038	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	$77.2	$79.5
Qycell Corporation, 600 South Etiwanda Avenue Ontario, CA 91761	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	25.0%	122.4	122.8
Trademark Equipment Company Inc. and David A. Daniel, 5690 Pine Lane Circle Bessemer, AL 35022	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	25.0%	123.7	126.2
Michael S. Decker & Janet Decker dba The Hen House Cafe, 401 Caribou Street Simla, CO 80835	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	15.2	15.6
Gator Communications Group, LLC dba Harvard Printing Group, 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	397.1	394.5
SBR Technologies d/b/a Color Graphics, 2525 South 900 West Salt Lake City, UT 84119	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	549.6	547.3
Bryan Bantry Inc., 900 Broadway Suite 400 New York, NY 10003	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	25.0%	190.9	183.8
Kelly Chon, LLC dba Shi-Golf, 1646 25th Ave NE Issaquah, WA 98029	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	10.0%	8.8	8.8
LaHoBa, LLC d/b/a Papa John's, 3001 Pontchartrain Drive Slidell, LA 70458	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	71.2	73.4
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC, 11 Old York Road BridgeWater, NJ 18807	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	93.6	96.2
Valiev Ballet Academy, Inc., 635-637 Londonderry Lane Denton, TX 76205	Performing Arts, Spectator Sports, and Related Industries	Term Loan – Prime plus 2.75%	25.0%	39.2	40.4
Custom Software, Inc. a Colorado Corporation dba M-33 Access, 380 E. Borden Road Rose City, MI 48654	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	305.5	306.3
Spire Investment Partners, LLC, 1840 Michael Faraday Dr. STE 105 Reston, VA 20190	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	25.0%	169.2	162.8
Lavertue Properties, LLP dba Lavertue Properties, 24 Wakefield Street Rochester, NH 13867	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	25.0%	41.5	42.6
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP, 4920 Lincoln Avenue Route 53 Lisle, IL 60532	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	323.6	333.2
MTV Bowl, Inc. dba Legend Lanes, 4190 State Road Cuyahoga Falls, OH 44223	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	229.2	232.8
Modern on the Mile, LLC dba Ligne Roset, 162 N. 3rd Street Philadelphia, PA 19106	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	25.0%	141.3	139.3
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand, 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	15.0%	11.1	11.1

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co., 1790 Broadway Suite 716 New York, NY 10019	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	$42.3	$40.8
J&K Fitness, LLC dba Physiques Womens Fitness Center, 2505 Verot School Road Lafayette, LA 70508	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	25.0%	415.5	424.8
Major Queens Body & Fender Corp., 10 Erasmus Street Brooklyn, NY 11226	Repair and Maintenance	Term Loan – Prime plus 2.75%	10.0%	19.3	19.4
Pierce Developments, Inc. dba Southside Granite, 301-307 Chalker Street Dothan, AL 36301	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	236.3	238.8
Red Star Incorporated dba Pro Import Company, 2862 Nagle Street Dallas, TX 75220	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	25.0%	170.7	174.5
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store, 2267 Fernberg Trail Ely, MN 55731	Nonstore Retailers	Term Loan – Prime plus 2.75%	25.0%	118.9	122.5
Profile Performance, Inc. and Eidak Real Estate, LLC, 44600 Michigan Avenue Canton, MI 48188	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	117.1	120.6
Music Mountain Water Company, LLC, 301 East Herndon Shreveport, LA 71101	Beverage and Tobacco Product Manufacturing	Term Loan – Prime plus 2.75%	10.0%	126.7	130.4
MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park, 18311 North Creek Drive, Suite J Tinley Park, IL 60477	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	30.3	29.2
Actknowledge, Inc. dba Actknowledge, 365 Fifth Avenue New York, NY 10016	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	37.4	36.0
Michael S. Korfe dba North Valley Auto Repair, 7516 B 2nd Street, NW Albuquerque, NM 87107	Repair and Maintenance	Term Loan – Prime plus 2.75%	10.0%	14.2	14.6
Danjam Enterprises, LLC dba Ariel Dental Care, 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	67.7	67.4
Danjam Enterprises, LLC dba Ariel Dental Care, 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	2.5	2.5
Maciver Corporation dba Indie Rentals, 7022 W. Sunset Blvd Los Angeles, CA 90028	Rental and Leasing Services	Term Loan – Prime plus 2.75%	25.0%	411.0	410.3
3 A Realty, LLC dba Interior Climate Solutions, Inc., 1135 36th Street Brooklyn, NY 11218	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	155.7	157.5
Stephen Frank, Patricia Frank and Suds Express, LLC dba Frank Chiropra, 520 E. 8th Street Anderson, IN 46012	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	43.5	43.8
Key Products I&II, Inc. dba Dunkin' Donuts/Baskin-Robbins, 440-A Forest Avenue Paramus, NJ 07652	Food and Beverage Stores	Term Loan – Prime plus 2.75%	10.0%	99.9	97.0
Stamford Car Wash d/b/a Stamford Car Wash, 229-235 Greenwich Avenue Greenwich, CT 06830	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	18.1	18.6
Food & Beverage Associates Of N.J. Inc., 8 West Main Street, Suit F Farmingdale, NJ 07727	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	6.2	6.2

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Nicholas Dugger dba TNDV: Television LLC. , 4163 Highway 96 Burns, TN 37029	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	10.0%	$64.8	$62.4
Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County, 5 Assinippi Avenue Hanover, MA 02339	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	7.9	7.6
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc., 64-68 North Central Avenue Valley Stream, NY 11580	Support Activities for Transportation	Term Loan – Prime plus 2.75%	10.0%	103.4	106.4
Little People’s Village, LLC dba Little People’s Village, 904 North 66th Street Philadelphia, PA 19151	Social Assistance	Term Loan – Prime plus 2.75%	10.0%	28.4	29.2
SuzyQue’s, LLC dba Suzy Que’s, 34 South Valley Road West Orange, NJ 07052	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	56.0	57.5
Shree OM Lodging, LLC dba Royal Inn, 2030 W. Northwest Highway Dallas, TX 75220	Accommodation	Term Loan – Prime plus 2.75%	10.0%	25.2	25.9
Chickamauga Properties, Inc., MSW Enterprises, LLP, 214 Sutherland Way Rocky Face, GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	10.0%	68.0	70.2
Chickamauga Properties, Inc., MSW Enterprises, LLP, 214 Sutherland Way Rocky Face, GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	10.0%	172.7	178.4
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel, 604 Main Street Laurel, MD 20707	Food and Beverage Stores	Term Loan – Prime plus 2.75%	10.0%	4.7	4.6
Metro Used Cars Inc. dba Metro Auto Center, 4497 Harrison Avenue Cincinnati, OH 45211	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	10.0%	95.6	96.8
Any Garment Cleaner-East Brunswick, Inc. dba Any Garment Cleaner, 395B State Route 18 East Brunswick, NJ 08816	Personal and Laundry Services	Term Loan – Prime plus 2.75%	10.0%	21.9	21.2
Justforfungames, Inc., 3000 N. Sterling Avenue Peoria, IL 61604	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan – Prime plus 2.75%	10.0%	44.7	46.1
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center, 2879 Limekiln Pike Glenside, PA 19038	Repair and Maintenance	Term Loan – Prime plus 2.75%	10.0%	30.9	31.9
Lodin Medical Imaging, LLC dba Watson Imaging Center, 3915 Watson Road St. Louis, MO 63109	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	40.4	40.6
Lincoln Park Physical Therapy, 212 Main Street Lincoln Park, NJ 07405	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	26.5	26.7
R2 Tape, Inc. dba Presto Tape, 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	13.0%	137.5	137.0
West Cobb Enterprises, Inc. and Advanced Eye Associates, LLC, 2645 Dallas Hwy, Suite100 Marietta, GA 30064	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	135.2	138.4
Dirk's Trucking, LLC dba Dirk's Trucking, 1041 John D Hebert Rd Breaux Bridge, LA 70517	Truck Transportation	Term Loan – Prime plus 2.75%	15.0%	10.7	10.6
Modern Manhattan, LLC, 162 N 3rd Street Philadelphia, PA 19106	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	12.0%	123.4	121.2

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Adams & Hancock, LLC dba Brightstar Overland Park & Jordon & Pippen, LLC, 10100 Santa Fe Drive Overland Park, KS 66212	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	$7.4	$7.5
Success Express, Inc. dba Success Express, 550 Eighth Avenue New York, NY 10018	Couriers and Messengers	Term Loan – Prime plus 2.75%	25.0%	55.1	51.9
K9 Bytes, Inc. & Epazz, Inc. dba K9 Bytes, Inc., 309 West Washington Street# 1225 Chicago, IL 60606	Publishing Industries (except Internet)	Term Loan – Prime plus 2.75%	10.0%	11.1	10.9
Elan Realty, LLC and Albert Basse Asociates, Inc., 175 Campanelli Park Way Stroughton, MA 02072	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	13.0%	204.3	213.0
Wise Forklift Inc., 107 Commercial Lane Dothan, AL 36305	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	25.0%	178.2	179.0
Stamford Property Holdings, LLC & Stamford Car Wash, LLC, 229-235 Greenwich Avenue Stamford, CT 06830	Personal and Laundry Services	Term Loan – Prime plus 2.75%	10.0%	111.8	115.4
Jade Automotive d/b/a Sears Hometown Store, 4035 S Michigan Street South Bend, IN 46614	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	25.0%	133.3	137.7
Sunmar, Inc. dba Creative Cooking, 1835 Boston Post Rd Westbrook, CT 06498	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	47.0	48.5
Planet Verte, LLC d/b/a Audio Unlimited, 299 Duffy Ave Hicksville, NY 11801	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	25.0%	23.9	23.4
Kino Oil of Texas, LLC dba Kino Company, 1752 US Hwy 87 Fredericksburg, TX 78624	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	15.0%	10.7	11.0
Kino Oil of Texas, LLC dba Kino Oil, 1752 US Highway 87 Fredericksburg, TX 78624	Merchant Wholesalers, Nondurable Goods	Term Loan – Prime plus 2.75%	10.0%	35.6	34.9
DDLK Investments, LLC d/b/a Smoothie King, 251 Rock Road Glen Rock, NJ 07542	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	4.0	4.0
Rudy & Louise Chavez dba Clyde's Auto and Furniture Upholstery, 2320 2nd Street Albuquerque, NM 87107	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	45.3	46.7
California College of Communications, Inc., 1265 El Camino Real Santa Clara, CA 95050	Educational Services	Term Loan – Prime plus 2.75%	25.0%	105.7	103.6
Newsome Trucking Inc. and Kevin Newsome, 159 River Road Ground, GA 30107	Truck Transportation	Term Loan – Prime plus 2.75%	25.0%	382.8	389.1
New Life Holdings, LLC and Certified Collision Services, Inc., 705 Matthews Township Parkway Matthews, NC 28105	Repair and Maintenance	Term Loan – Prime plus 2.75%	10.0%	68.0	69.8
Members Only Software, 1806 T Street Washington, DC 20009	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	10.0%	23.8	23.6
Tanner Optical Inc. dba Murphy Eye Care, 305 Shirley Avenue Douglas, GA 31533	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	85.0	86.7
B&B Fitness and Barbell, Inc. dba Elevations Health Club, Route 611 North Scotrun, PA 18355	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	14.2%	218.4	223.9

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
H.H. Leonards Trust and Potomac Fund, LLC, 2016-2024 O Street N.W. Washington, DC 20036	Accommodation	Term Loan – Prime plus 2.75%	10.0%	$22.1	$22.2
Zouk, Ltd. dba Palma, 28 Cornelia Street New York, NY 10014	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	16.4	16.4
CJ Park Inc. dba Kidville Midtown West, 515 West 51st Street New York, NY 10019	Educational Services	Term Loan – Prime plus 2.75%	10.0%	12.2	12.0
Emotion in Motion Dance Center Limited Liability Company, 1833 Route 35 North Middletown, NJ 07748	Personal and Laundry Services	Term Loan – Prime plus 2.75%	10.0%	2.4	2.4
WeaverVentures, Inc. dba The UPS Store, 16869 SE 65th Avenue Lake Oswego, OR 97035	Postal Service	Term Loan – Prime plus 2.75%	10.0%	13.9	13.7
I-90 RV & Auto Supercenter, 4505 South I-90 Service Road Rapid City, SD 57703	Motor Vehicle and Parts Dealers	Term Loan – Prime plus 2.75%	10.0%	67.3	69.5
ActKnowledge, Inc dba ActKnowledge, 365 Fifth Avenue New York, NY 10016	Personal and Laundry Services	Term Loan – Prime plus 2.75%	10.0%	29.0	27.9
Quest Logic Investments, LLC dba Dairy Queen, 340 S.1st Street Zionsville, IN 46077	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	94.5	97.5
ValleyStar, Inc. dba BrightStar HealthCare, 5900 Sepulveda Blvd Van Nuys, CA 91411	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	100.0%	3.5	3.4
ValleyStar, Inc. dba BrightStar Healthcare, 5900 Sepulveda Blvd Van Nuys, CA 91411	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	4.3	4.2
Excel RP, Inc./Kevin and Joann Foley, 6531 Park Avenue Allen Park, MI 48101	Machinery Manufacturing	Term Loan – Prime plus 2.75%	10.0%	41.1	41.9
M & H Pine Straw, Inc. and Harris Maloy, 62 Matt Maloy Lane Rhine, GA 31077	Support Activities for Agriculture and Forestry	Term Loan – Prime plus 2.75%	15.3%	39.7	39.4
Diag, LLC dba Kidville, 4825 Bethesda Avenue Bethesda, MD 20814	Educational Services	Term Loan – Prime plus 2.75%	10.0%	21.3	20.9
Atlanta Vascular Research Organization, Inc. dba Atlanta Vascular Found, 5673 Peachtree Dunwoody Road, Suite 440 Atlanta, GA 30342	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	10.0%	14.4	14.5
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook, 1112 South Washington Street Naperville, IL 60540	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	8.4	8.2
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail, 206 McDonald Avenue South Daytona, FL 32119	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	10.0%	3.5	3.4
Clearbay Enterprises, Inc. dba First Class Kennels, 701 S. Lincoln Street Dallas, NC 28034	Personal and Laundry Services	Term Loan – Prime plus 2.75%	10.0%	53.1	54.7
M & H Pine Straw, Inc. and Harris L. Maloy, 62 Matt Maloy Lane Rhine, GA 31077	Support Activities for Agriculture and Forestry	Term Loan – 6%	14.0%	102.9	102.0
New Economic Methods, LLC dba Rita's, 1014 H Street NE Washington, DC 20002	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	1.0	1.0
Danjam Enterprises, LLC dba Ariel Dental Care, 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	12.0%	182.8	187.1

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Vortex Automotive, LLC, 404 Lavaine Lane Lewisville, TX 75056	Repair and Maintenance	Term Loan – Prime plus 2.75%	10.0%	$68.5	$70.3
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics, 183-11 Hillside Avenue Jamaica, NY 11432	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	8.1	8.0
Animal Intrusion Prevention Systems Holding Company, LLC, 3330 North Beach Street Haltom City, TX 76111	Administrative and Support Services	Term Loan – Prime plus 2.75%	10.0%	89.8	90.6
Music Mountain Water Company, LLC dba Music Mountain Water Co., 301 East Herndon Shreveport, LA 71101	Beverage and Tobacco Product Manufacturing	Term Loan – Prime plus 2.75%	11.0%	98.4	98.8
Lahoba, LLC dba Papa John's Pizza, 620 W. Judge Perez Drive Chalmette, LA 70163	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	10.0%	37.8	39.0
ATC Fitness, LLC dba Around the Clock Fitness, 1140 Cetius Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	10.0%	7.2	7.1
Adams and Hancock, LLC dba BrightStar Overland Park, 10100 Santa Fe Drive Overland Park, KS 66212	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	19.8	19.8
KMC RE, LLC & B&B Kennels, 6004 City Park Road Austin, TX 78730	Personal and Laundry Services	Term Loan – Prime plus 2.75%	10.0%	51.7	53.3
CMA Consulting dba Construction Management Associates, 289 Rickenbacker Circle Livermore, CA 94551	Construction of Buildings	Term Loan – Prime plus 2.75%	10.0%	31.3	31.1
David A. Nusblatt, D.M.D, P.C., 60 E. 9th Street New York, NY 10003	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	10.0%	4.7	4.8
Planet Verte, LLC dba Audio Unlimited of Oceanside, 299 Duffy Ave Hicksville, NY 11801	Administrative and Support Services	Term Loan – Prime plus 2.75%	10.0%	29.4	29.2
Demand Printing Solutions, Inc., 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	10.0%	5.2	5.2
Demand Printing Solutions, Inc., 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	10.0%	130.6	134.9
Supreme Screw Products, Inc. and Misha Migdal, 1368 Cromwell Avenue Bronx, NY 10452	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	134.6	135.1
Gray Tree Service, Inc., 302 W. Kenneth Mount Prospect, IL 60056	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	20.5	20.5
Gourmet to You, Inc., 129 NW 13th Street Boca Raton, FL 33432	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	5.1	5.1
Envy Salon & Spa, LLC, 6063 Hollow Knoll Court Springfield, VA 22152	Personal and Laundry Services	Term Loan – Prime plus 2.75%	15.0%	8.3	8.3
Healthcare Interventions, Inc. dba Brightstar HealthCare, 14000 Military Trail Delray Beach, FL 33484	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	0.9	0.9
Grapevine Professional Services, Inc., 9537 Majestic Way Boynton Beach, FL 33437	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	3.3	3.3

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Carnagron, LLC dba GearBling, 2500 Middlefield Way Mountain View, CA 94043	Apparel Manufacturing	Term Loan – Prime plus 2.75%	15.0%	$2.8	$2.8
Peter Thomas Roth Labs, LLC, 460 Park Avenue New York, NY 10022	Merchant Wholesalers, Durable Goods	Term Loan – Prime plus 2.75%	25.0%	166.1	165.8
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning, 11701 Belcher Road South Largo, FL 33773	Specialty Trade Contractors	Term Loan – Prime plus 2%	25.0%	168.7	166.2
Inflate World Corporation, 2552 Merchant Avenue Odessa, FL 33556	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	15.0%	2.3	2.3
K & D Family and Associates, Inc. dba Philly Pretzel Factory, 7454 Tidewater Drive Norfolk, VA 23505	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	30.8	28.7
Dream Envy, Ltd. d/b/a Massage Envy, 4100 Fortuna Center Plaza Dumfries, VA 22025	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	35.2	35.2
Seven Stars Enterprises, Inc. dba Atlanta Bread Company, 3185 Eood Ward Crossing Blvd. Buford, GA 30519	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	31.3	31.3
Gilbert Chiropractic Clinic, Inc., 5949 17th Avenue West Bradenton, FL 34209	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	8.0	7.9
CBA D&A Pope, LLC dba Christian Brothers Automotive, 3790 West Eldorado Parkway McKinney, TX 75070	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	53.7	53.6
D & D's Divine Beauty School of Esther, LLC, 5524 Germantown Ave Philadelphia, PA 19144	Educational Services	Term Loan – 6%	25.0%	53.9	55.5
Beer Table, LLC, 427 7th Avenue, Brooklyn, NY 11215	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	3.0	3.0
Zog Inc., 2367 North Penn Road Hatfield, PA 19440	Other Information Services	Term Loan – 6%	25.0%	77.3	77.3
Bliss Coffee and Wine Bar, LLC, 1402-A Handlir Drive Bel Air, MD 21015	Food Services and Drinking Places	Term Loan – 6%	25.0%	72.2	72.3
Shivsakti, LLC dba Knights Inn, 622 East Wythe Street Petersburg, VA 23803	Accommodation	Term Loan – Prime plus 2.75%	25.0%	77.6	80.1
Burks & Sons Development, LLC dba Tropical Smoothie Café, 10011 Estero Town Commons Place Estero, FL 33928	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	16.8	16.8
Daniel S. Fitzpatrick dba Danny's Mobile Appearance Reconditioning Service, 1708 Royalty Ave. Odessa, TX 79761	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	3.2	3.2
Saan M.Saelee dba Saelee's Delivery Service, 905 Balaye Ridge Circle, Apt. 204 Tampa, FL 33619	Truck Transportation	Term Loan – Prime plus 2.75%	15.0%	3.3	3.3
Seo's Paradise Cleaners, Inc., 467 S. Broadway Salem, NH 03079	Personal and Laundry Services	Term Loan – Prime plus 2.75%	15.0%	2.6	2.4
All American Printing, 3010 SW 14th Place Boynton, FL 33426	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	25.0%	39.3	40.2

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Enewhere Custom Canvas, LLC, 2730 Gerritsen Avenue Brooklyn, NY 11229	Textile Product Mills	Term Loan – Prime plus 2.75%	15.0%	$3.9	$3.9
A & A Acquisition, Inc. dba A & A International, 544 Central Drive, Ste. 110 Virginia Beach, VA 23454	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	25.0%	32.4	32.4
Timothy S. Strange dba Strange's Mobile Apperance Reconditioning Service, 8125 Headquarters Road Kamay, TX 76369	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	2.1	2.1
RCB Enterprises, Inc., 1100 Grove Park Circle Boynton Beach, FL 33455	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	8.4	8.4
Ameritocracy, Inc dba Ben and Jerry's, 17616 Westward Reach Road Cornelius, NC 28031	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	48.5	48.6
Margab, Inc. dba Smoothie King, 14200 SW 8 Street Unit 102 Miami, FL 33184	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	13.6	13.6
Signs of Fortune, LLC dba FastSigns, 6570 South State Street Murray, UT 84107	Miscellaneous Manufacturing	Term Loan – Prime plus 2.5%	25.0%	341.5	342.4
The Design Shop, LLC, 3520 Roxbury Road Charles City, VA 23030	Textile Mills	Term Loan – Prime plus 2.75%	25.0%	186.9	191.3
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store, 11450 Black Forest Drive Colorado Springs, CO 80908	Food and Beverage Stores	Term Loan – Prime plus 2.75%	15.0%	5.6	5.6
Tammy's Bakery, Inc. dba Tammy's Bakery, 9443 SW 56th Street Miami, FL 33165	Food Manufacturing	Term Loan – Prime plus 2.75%	25.0%	22.6	22.7
Parties By Pat, Inc. and Jose M. Martinez Jr., 6700 Crandon Boulevard KEY BISCAYNE, FL 33149	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	28.2	28.2
Quality Engraving Services Inc. and Ian M. Schnaitman, 148 W. Michigan Avenue Marshall, MI 49068	Miscellaneous Store Retailers	Term Loan – Prime plus 2.75%	15.0%	4.2	4.2
Kings Laundry, LLC, 1520 N. Eastern Ave. Las Vegas, NV 89101	Personal and Laundry Services	Term Loan – Prime plus 2.75%	25.0%	19.2	19.2
MJ Mortgage & Tax Services, Inc., 321 Winners Circle Canonsburg, PA 15317	Credit Intermediation and Related Activities	Term Loan – Prime plus 2.75%	15.0%	1.9	1.7
Flourishing Fruits, LLC dba Edible Arrangements, 6001 Winterhaven Albuquerque, NM 87120	Food Manufacturing	Term Loan – Prime plus 2.75%	15.0%	4.1	4.2
Metano IBC Services, Inc. and Stone Brook Leasing, LLC, 2 Merkin Drive Perrinevile, NJ 08535	Rental and Leasing Services	Term Loan – Prime plus 2.75%	25.0%	72.4	64.9
1911 East Main Street Holdings, Corp., 1911 East Main Street Endicott, NY 13760	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	13.0	13.3
Flint Batteries, LLC dba Batteries Plus of Flint, 2456 S. Center Road, Suite A Burton, MI 48433	General Merchandise Stores	Term Loan – Prime plus 2.75%	15.0%	2.1	2.1
Louis B. Smith dba LAQ Funeral Coach, 8451 W. Chicago Detroit, MI 48238	Transit and Ground Passenger Transportation	Term Loan – Prime plus 2.75%	15.0%	3.5	3.5

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest, 12130 S.W. 114th Place Miami, FL 33176	Administrative and Support Services	Term Loan – Prime plus 2.75%	25.0%	$7.5	$7.5
Mala Iyer, MD dba Child and Family Wellness Center, 710 Brewester Drive Port Jefferson, NY 11777	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	13.9	13.9
Twietmeyer Dentistry PA, 3920 West 31st Street South Wichita, KS 67217	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	38.1	38.1
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition, 547 NE Bellevue Drive Bend, OR 97701	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	15.0%	2.6	2.6
Water Works Laundromat, LLC, 968-970 Bergen Street Newark, NJ 07104	Personal and Laundry Services	Term Loan – Prime plus 2.25%	25.0%	198.3	197.2
Lynden Evans Clarke, Jr., 461 Western Blvd. Jacksonville, NC 28546	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	2.3	2.3
CCIPTA, LLC, 2003 Southern Blvd. SE Rio Rancho, NM 87124	Clothing and Clothing Accessories Stores	Term Loan – Prime plus 2.75%	5.8%	2.2	2.2
Zeroln Media, LLC, 356 East 12th Street New York, NY 10003	Data Processing, Hosting, and Related Services	Term Loan – Prime plus 2.75%	15.0%	1.8	1.8
No Thirst Software, LLC, 34 Sunspree Place Spring, TX 77382	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	15.0%	1.2	1.2
Saul A. Ramirez and Norma L. Trujillo, 801 South Greenville Avenue Allen, TX 75002	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	15.0%	1.3	1.3
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic, 839 Jamacha Road El Cajon, CA 92019	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	5.4%	1.0	0.8
Dave Kris, and MDK Ram Corp., 15 Elm Park Groveland, MA 01930	Food and Beverage Stores	Term Loan – Prime plus 2.75%	6.0%	36.6	37.3
Misri Liquors, Inc., 21 Wyman Street Stoughton, MA 02072	Food and Beverage Stores	Term Loan – Prime plus 2.75%	25.0%	13.4	13.4
Jojan, Inc., 220 Congress Park Drive #245 Delray Beach, FL 33445	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.25%	6.1%	40.2	40.0
Nora A. Palma and Julio O Villcas, 302 Davidson Drive Durham, NC 22704	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	5.8%	2.3	2.3
Aillaud Enterprises, LLC, 4830 NE Martin Luther King Blvd Portland, OR 97211	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	5.5%	0.3	0.3
Spain Street, LLC, 1525 Post Alley, #7A Seattle, WA 98104	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	5.8%	3.7	3.7
Kyoshi Enterprises, LLC, 1107 CVS Plaza (Rt. 45) Mantua, NJ 08051	Educational Services	Term Loan – Prime plus 2.75%	15.0%	4.5	4.5
Gill Express Inc. dba American Eagle Truck Wash, 12200 N. Holland Oklahoma City, OK 73131	Repair and Maintenance	Term Loan – Prime plus 2.75%	25.0%	206.8	211.5
Vincent Allen Fleece dba Living Well Accessories and Water Camel, 2400 4th Avenue Seattle, WA 98121	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	15.0%	0.7	0.7

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Contractors Pumping Service, Inc., 17150 Celtic St. Granada Hill, CA 91344	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	5.5%	$0.6	$0.6
Smooth Grounds, Inc., 411 S. Belcher Rd., Unit #6 Clearwater, FL 33765-3915	Food Services and Drinking Places	Term Loan – 7.75%	25.0%	36.6	36.6
Nelson Financial Services, LLC, 5505 W. Chandler Blvd., Suite 17 Chandler, AZ 85226	Scenic and Sightseeing Transportation	Term Loan – Prime plus 2.75%	6.0%	2.1	2.1
Flint Batteries, LLC, 2450 Center Road Suite A Burton, MI 48433	General Merchandise Stores	Term Loan – Prime plus 2.75%	25.0%	5.2	5.2
A + Quality Home Health Care, Inc., 1700 NW 64th Street Fort Lauderdale, FL 33309	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	5.5%	1.3	1.3
Tesserah Tile Design, Inc., 1208 West Evans Ave. Denver, CO 80223	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	15.0%	0.8	0.8
It's A Buffalo, 2035 Jonathan Moore Pike Columbus, IN 47201	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	26.4	26.3
Cocoa Beach Parasail Corp., 628 Glen Cheek Drive Port Canaveral, FL 32920	Amusement, Gambling, and Recreation Industries	Term Loan – Prime plus 2.75%	15.0%	1.1	1.1
Pro Levin Yoga, Incorporated d.b.a. Bikram's Yoga College, 16123 Southwest Freeway Sugar Land, TX 77479	Educational Services	Term Loan – Prime plus 2.75%	15.0%	2.0	2.0
Maynard Enterprises, Inc., 3735 Mall Drive Texarkana, TX 75503	Miscellaneous Manufacturing	Term Loan – Prime plus 2.75%	5.4%	0.9	0.6
Fran-Car Corporation dba Horizon Landscape Management, 18035 134th Way North Jupiter, FL 33478	Administrative and Support Services	Term Loan – Prime plus 2.75%	15.0%	175.2	179.5
Head To Toe Personalized Pampering, Inc., 2331 North State Road 7 Lauderhill, FL 33313	Personal and Laundry Services	Term Loan – Prime plus 2.75%	5.8%	9.6	9.9
Maxwell Place, LLC, 3200 West Colonial Drive Orlando, FL 32808	Nursing and Residential Care Facilities	Term Loan – 6%	59.4%	831.2	831.9
Spencer Fitness, Inc., 256 Mars-Valencia Road Mars, PA 16046	Personal and Laundry Services	Term Loan – Prime plus 2.75%	5.4%	0.2	0.2
Olympia Fields Eyecare, Ltd., 3700 West 203rd Street, Suite 103 Olympia Fields, IL 60461	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	15.0%	0.9	0.9
Tuan D. Dang, OD, PA, 1930 Country Place Parkway Pearland, TX 77584	Ambulatory Health Care Services	Term Loan – Prime plus 2.25%	25.0%	5.8	5.8
Champion Pest Control Systems, Inc., 5057 Palm Way Lake Worth, FL 33463	Administrative and Support Services	Term Loan – 6%	5.8%	3.5	3.5
Christopher F. Bohon & Pamela D. Bohon, 11600 County Road 71 Lexington, AL 35648	Social Assistance	Term Loan – Prime plus 2.75%	5.4%	3.6	3.7
Polaris Press, LLC, 3069 Golansky Boulevard Woodbridge, VA 22192	Printing and Related Support Activities	Term Loan – Prime plus 2.75%	5.4%	0.1	0.1
Shree Om Lodging, LLC dba Royal Inn, 2030 W. Northwest Hwy Dallas, TX 75220-	Accommodation	Term Loan – Prime plus 2.75%	5.8%	66.3	68.2

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Pedzik's Pets, LLC, 762 River Road New Boston, NH 03070	Support Activities for Agriculture and Forestry	Term Loan – Prime plus 2.75%	5.8%	$9.6	$9.9
Jenchad, Inc and Chadjen, Inc., 4000 Thor Drive Boynton Beach, FL 33426	Repair and Maintenance	Term Loan – Prime plus 2.125%	15.0%	41.8	41.4
Nancy Carapelluci & A & M Seasonal Corner Inc., 1503 Hicksville Road Massapequa, NY 11758	Building Material and Garden Equipment and Supplies Dealers	Term Loan – Prime plus 2.75%	5.9%	16.5	16.8
Moonlight Multi Media Production, Inc., 2700 West Cypress Creek Road Fort Lauderdale, FL 33309	Other Information Services	Term Loan – 5.3%	5.3%	4.2	4.3
McCallister Venture Group, LLC and Maw's Vittles, Inc., 511 South Broad Street Brooksville, FL 34601	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	5.7%	12.5	12.8
Computer Renaissance dba Dante IT Services, Inc., 12981 Ridgedale Drive (Old) Minnetonka, MN 55305	Electronics and Appliance Stores	Term Loan – Prime plus 3.75%	6.7%	3.3	3.3
Chong Hun Im dba Kim's Market, 730 East 28th Street Ogden, UT 84403-	Food and Beverage Stores	Term Loan – Prime plus 2.5%	5.7%	10.9	11.0
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home, 102 Sanford Street East Orange, NJ 07018	Personal and Laundry Services	Term Loan – Prime plus 2.75%	5.7%	13.4	13.7
Center-Mark Car Wash, Ltd, 5315 Center Rd Brunswick Hillls, OH 44212	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	5.9%	32.1	32.7
Min Hui Lin, 1916 Broad Street Lanett, AL 36863-	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	5.4%	19.0	19.5
Akshar Group, LLC, 201 Hospitality Lane Mineral Wells, WV 26150-	Accommodation	Term Loan – 6%	5.3%	52.5	53.9
Shuttle Car Wash, Inc. dba Shuttle Car Wash, 745 Cheney Highway Ttitusville, FL 32780	Repair and Maintenance	Term Loan – Prime plus 2.25%	5.8%	18.6	18.6
Delta Partners, LLC dba Delta Carwash, 5640 Indian Crest Lane Olympia, WA 98516	Repair and Maintenance	Term Loan – Prime plus 2.5%	5.4%	46.0	46.5
Oz B. Zamir dba Zamir Marble & Granite, 11336 Goss Street Sun Valley, CA 91352	Specialty Trade Contractors	Term Loan – Prime plus 2.5%	5.7%	9.0	9.1
Rama, Inc. dba Staybridge Suites, 4182 E. Main Street Columbus, OH 43213	Accommodation	Term Loan – Prime plus 2%	45.0%	431.3	424.2
B & J Manufacturing Corporation and Benson Realty Trust, 55 Constitution Drive Taunton, MA 02780	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2%	5.7%	24.4	24.2
RAB Services, Inc. & Professional Floor Installations, 110 Gainsboro Circle Chesapeake, VA 23320	Specialty Trade Contractors	Term Loan – Prime plus 2.5%	5.7%	8.4	8.4
M. Krishna, Inc. dba Super 8 Motel, 140 Vulcan Road Birmingham, AL 35209	Accommodation	Term Loan – Prime plus 2%	5.3%	10.7	10.6
Taste of Inverness, Inc. dba China Garden, 1314 US Highway 41 North Inverness, FL 34450	Food Services and Drinking Places	Term Loan – Prime plus 2%	5.7%	10.0	9.8
Ralph Werner dba Werner Transmissions, 259 East Central Avenue Bangor, PA 18013	Gasoline Stations	Term Loan – Prime plus 2.75%	5.7%	2.9	2.9

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
OrthoQuest, P.C., 2336 Wisteria Drive, Suite 430 Snellville, GA 30078	Ambulatory Health Care Services	Term Loan – Prime plus 2%	5.7%	$5.6	$5.5
CPN Motel, LLC dba American Motor Lodge, 2636 South Main Street Waterbury, CT 06706	Accommodation	Term Loan – Prime plus 2.25%	6.0%	35.6	34.7
Duttakrupa, LLC dba Birmingham Motor Court, 1625 3rd Avenue West Birmingham, AL 35208	Accommodation	Term Loan – Prime plus 2.25%	5.7%	14.0	14.0
Track Side Collision & Tire, Inc., 98-16 160 Avenue Ozone Park, NY 11414	Plastics and Rubber Products Manufacturing	Term Loan – Prime plus 2.75%	5.7%	5.5	5.6
Deesha Corporation, Inc. dba Best Inn & Suites, 9225 Parkway East Birmingham, AL 35206	Accommodation	Term Loan – Prime plus 2.25%	5.3%	31.3	31.1
Willington Hills Equestrian Center, LLC, 34 Cemetery Road Willington, CT 06279	Animal Production and Aquaculture	Term Loan – Prime plus 2.75%	5.7%	13.4	13.6
Maruti, Inc., 1506 280 By-Pass Phenix City, AL 36867	Accommodation	Term Loan – Prime plus 2.25%	5.7%	29.1	29.0
LABH, Inc. t/a Ramada Ltd., 1550 Military Highway Norfolk, VA 23502	Accommodation	Term Loan – Prime plus 2.25%	6.8%	46.8	46.7
Gain Laxmi, Inc. dba Super 8 Motel, 14341 U.S. Highway 431 South Gunterville, AL 35976	Accommodation	Term Loan – Prime plus 2.25%	5.7%	23.7	23.6
Randall D. & Patricia D. Casaburi dba Pat's Pizzazz, 386 Winsted Road Torrington, CT 06790	Furniture and Home Furnishings Stores	Term Loan – Prime plus 2.75%	5.7%	8.3	8.4
Naseeb Corporation, 1696 North Broad Street Meriden, CT 06450-	Accommodation	Term Loan – Prime plus 2.25%	5.5%	34.7	34.5
La Granja Live Poultry Corp., 3845 10th Avenue New York, NY 10034-	Food Manufacturing	Term Loan – Prime plus 2.75%	5.7%	3.3	3.3
Karis, Inc., 205 W Madison and 716 Park Avenue Baltimore, MD 21201-	Accommodation	Term Loan – Prime plus 2%	5.7%	15.8	15.6
Stillwell Ave Prep School, 1990 Stillwell Avenue Brooklyn, NY 11214-	Social Assistance	Term Loan – Prime plus 2.75%	6.0%	7.6	7.5
Five Corners, Ltd., 310-312 Neighborhood Road Mastic Beach, NY 11951	Gasoline Stations	Term Loan – Prime plus 2.75%	5.7%	6.8	6.8
Alyssa Corp dba Knights Inn, 1105 Columbus Parkway Opelika, AL 36801-	Accommodation	Term Loan – Prime plus 2.25%	6.0%	45.2	45.1
Bhailal Patel dba New Falls Motel, 201 Lincoln Highway Fairless Hills, PA 19030-1102	Accommodation	Term Loan – Prime plus 2.75%	5.7%	5.0	5.1
Pegasus Automotive, Inc., 3981 Hylan Boulevard Staten Island, NY 10308	Gasoline Stations	Term Loan – Prime plus 2.75%	5.7%	13.1	13.3
Delyannis Iron Works, 91 Summer Street Paterson, NJ 07510-	Fabricated Metal Product Manufacturing	Term Loan – 6%	5.5%	1.6	1.6
P. Agrino, Inc. dba Andover Diner, 193 Main Street Andover, NJ 07860	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	5.4%	13.4	13.5

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Golden Elevator Co., Inc., 589 East 132 Street Bronx, NY 10474-	Support Activities for Agriculture and Forestry	Term Loan – Prime plus 2.75%	5.7%	$2.1	$2.1
Mohamed Live Poultry Inc., 207-12 Jamaica Avenue Queens Village, NY 11428-	Animal Production and Aquaculture	Term Loan – Prime plus 2.75%	5.7%	3.8	3.8
RJS Service Corporation, 361 Washington Street Newton, MA 02158	Gasoline Stations	Term Loan – Prime plus 2.75%	5.7%	7.9	7.9
West Experience, Inc./West Mountain Equipment Rental, Inc., 59 West Mountain Road Queensbury, NY 12804	Amusement, Gambling, and Recreation Industries	Term Loan – 6%	100.0%	870.1	888.8
Chez RuRene Bakery, Inc., 9047 Jefferson Highway River Ridge, LA 70123	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	100.0%	39.3	45.2
Total Performing SBA Unguaranteed Investments				$138,688.5	$131,803.2
Non-Performing SBA Unguaranteed Investments(3)
* E & I Holdings, LP & PA Farm Products, LLC, 1095 Mt Airy Road Stevens, PA 17578	Food Manufacturing	Term Loan – 6%	25.0%	$1,237.1	$478.1
* Mojo Brands Media, LLC, 3260 University Blvd., Suite 100 Winter Park, FL 32792	Broadcasting (except Internet)	Term Loan – Prime plus 2.75%	25.0%	733.7	601.2
* DC Realty, LLC dba FOGO Data Centers, 340 Tom Reeve Drive Carrolton, GA 30117	Professional, Scientific, and Technical Services	Term Loan – 6%	24.8%	725.6	695.8
* J Olson Enterprises, LLC and Olson Trucking Direct, Inc., 311 Ryan St Holmen, WI 54636	Truck Transportation	Term Loan – Prime plus 2.75%	24.5%	669.7	485.7
* AUM Estates, LLC and Sculpted Figures Plastic Surgery, Inc., 8212 Devon Ct Myrtle Beach, SC 29572	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	25.0%	603.9	368.0
* Harrelson Materials Management, Inc., 1101 Russell Road Shreveport, LA 71107	Waste Management and Remediation Services	Term Loan – 6%	25.0%	470.0	130.7
* Stormwise South Florida dba Stormwise Shutters, 13015 NW 45th Avenue Opa Locka, FL 33054	Specialty Trade Contractors	Term Loan – 6%	25.0%	407.6	363.5
* Feinman Mechanical, LLC, 7681 Tim Avenue NW CANTON, OH 44720	Specialty Trade Contractors	Term Loan – 6%	25.0%	305.2	71.3
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool, 55 Hudson Place Southwick, MA 01077	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	24.2%	290.9	85.7
* Hampton's Restaurant Holding Company, LLC/Hampton's Restaurant #1 LLC, 2908 McKinney Avenue Dallas, TX 75204	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	24.9%	250.2	20.6
* DC Realty, LLC dba FOGO Data Centers, 340 Tom Reeve Drive Carrolton, GA 30117	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	23.8%	227.4	213.5
Guzman Group, LLC, 2465 W 80th Street Hialeah, FL 33016	Rental and Leasing Services	Term Loan – 6%	25.0%	204.2	191.2
* Stormwise South Florida dba Stormwise Shutters, 13015 NW 45th Avenue Opa Locka, FL 33054	Specialty Trade Contractors	Term Loan – 6%	25.0%	201.6	—

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
* Baker Sales, Inc. d/b/a Baker Sales, Inc., 60207 Camp Villere Road Slidell, LA 70460-4223	Nonstore Retailers	Term Loan – 6%	25.0%	$182.0	$49.8
* Our Two Daughters, LLC dba Washington's Restaurant, 2350 Harney Rd Littlestown, PA 17340	Food Services and Drinking Places	Term Loan – 6%	25.0%	170.3	12.7
Lamson and Goodnow Manufacturing Co. and Lamson and Goodnow, LLC, 45 Conway Street Shelburne Falls, MA 51817	Fabricated Metal Product Manufacturing	Term Loan – Prime plus 2.75%	9.3%	168.2	127.0
Milliken and Milliken, Inc. dba Milliken Wholesale Distribution, 101 South McCall Road Englewood, FL 34223	Merchant Wholesalers, Durable Goods	Term Loan – 6%	10.0%	154.6	131.3
* Jenny's Wunderland, Inc., 3666 East 116th Cleveland, OH 44105	Social Assistance	Term Loan – Prime plus 2.75%	25.0%	150.1	95.7
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown, 2685 US Hwy 41 Calhoun, GA 30701	Support Activities for Transportation	Term Loan – 5.25%	10.0%	142.5	79.6
* Professional Systems, LLC and Professional Cleaning, 6055 Lakeside Common Dr., Suite 440 Macon, GA 31210	Administrative and Support Services	Term Loan – 6%	10.0%	132.1	57.0
* Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen, 213 East Route 38 Rochelle, IL 61068	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	131.5	90.1
* STK Ventures Inc. dba JP Dock Service & Supply, 12548 N State Highway 7 Climax Springs, MO 65324	Specialty Trade Contractors	Term Loan – Prime plus 2.75%	25.0%	125.5	104.4
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr., 4064 Ross Clark Circle Dothan, AL 36303	Furniture and Home Furnishings Stores	Term Loan – 6%	10.0%	115.4	104.8
* Harry B Gould dba Lake Athens Marina Restaurant, 5401 Marina Drive Lake Athens, TX 75752	Accommodation	Term Loan – Prime plus 2.75%	25.0%	114.4	1.8
* Dill Street Bar and Grill Inc. and WO Entertainment, Inc., 1708 University Avenue Muncie, IN 47303	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	25.0%	112.3	25.6
Groundworks Unlimited, LLC, 50 Telfair Place Garden City, GA 31415	Specialty Trade Contractors	Term Loan – 6%	9.7%	92.7	77.4
E.W. Ventures, Inc. dba Swift Cleaners & Laundry, 4400 W. Sample Road Coconut Creek, FL 33073	Personal and Laundry Services	Term Loan – 0%	24.5%	92.0	79.0
Bwms Management, LLC, 327 South Broadway Gloucester City, NJ 08030	Food Services and Drinking Places	Term Loan – 6%	25.0%	78.9	31.3
* Alberti and Cardoni, LLC dba Menchie's, 5944 Telegraph Road Ventura, CA 93003	Health and Personal Care Stores	Term Loan – Prime plus 2.75%	25.0%	74.3	25.3
* LRCSL, LLC dba Daybreak Fruit and Vegetable Company, 2425 Canton Street Dallas, TX 75226	Food and Beverage Stores	Term Loan – Prime plus 2.75%	10.0%	53.0	14.4
* Las Torres Development, LLC dba Houston Event Centers, 8320, 8342 and 8346 Almeda Genoa Road Houston, TX 77075	Real Estate	Term Loan – 6%	24.8%	51.0	47.5

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
* Sheikh M Tariq dba Selbyville Foodrite, 46-48 N. Main Street Selbyville, DE 19975	Gasoline Stations	Term Loan – 6%	22.9%	$48.4	$32.7
* Morris Glass and Construction, 40058 Highway 30 Astoria, OR 97103	Specialty Trade Contractors	Term Loan – 6%	9.6%	44.8	0.8
* Midway Plaza 6, LLC & Adventure World Family Fun Center, Inc., 200 Midway Plaza Drive Christiansburg, VA 24073	Amusement, Gambling, and Recreation Industries	Term Loan – 6%	15.0%	40.4	—
* Parth Dev, Ltd. dba Amerihost Inn Hotel-Kenton, 902 East Columbus Avenue Kenton, OH 43326	Accommodation	Term Loan – 5.25%	4.1%	38.3	15.9
* AWA Fabrication & Construction, LLC, 811 Country Road #99 Headland, AL 36345	Fabricated Metal Product Manufacturing	Term Loan – 6%	9.9%	34.8	8.0
* Lucil Chhor dba Baja Fresh #159, 22245 El Paseo Rancho Santa Margarita, CA 92688	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	24.7%	30.0	15.3
* Hot Buckles, Inc., 4097 N28th Way Hollywood, FL 33020	Apparel Manufacturing	Term Loan – Prime plus 2.75%	25.0%	26.8	26.3
Robin C. & Charles E. Taylor & Brigantine Aquatic Center, LLC, 3118 Bayshore Avenue Brigantine, NJ 08203	Amusement, Gambling, and Recreation Industries	Term Loan – 6%	4.3%	19.6	17.2
* Grand Manor Realty, Inc. & Kevin LaRoe, 318 S. Halsted Street Chicago, IL 60661	Real Estate	Term Loan – Prime plus 2.75%	15.0%	19.0	17.8
* Tequila Beaches, LLC dba Fresco Restaurant, 240 Captain Thomas Blvd West Haven, CT 06516	Food Services and Drinking Places	Term Loan – 6%	15.0%	15.8	11.7
Integrity Sports Group, LLC, 441 Summit Avenue South Orange, NJ 07079	Performing Arts, Spectator Sports, and Related Industries	Term Loan – 6%	20.3%	14.7	11.5
Whirlwind Car Wash, Inc., 1370 Le Anne Marie Circle Columbus, OH 43026	Repair and Maintenance	Term Loan – Prime plus 2%	1.9%	14.5	12.2
* D'Elia Auto Repair Inc. dba D'Elia Auto Body, 1627 New York Avenue Huntington Station, NY 11746	Repair and Maintenance	Term Loan – Prime plus 2.75%	15.0%	13.9	—
Event Mecca, LLC, 141 South Waldron Lane Wynantskill, NY 12198	Other Information Services	Term Loan – 6%	15.0%	13.3	5.6
* United Woodworking, Inc., 28 New York Avenue Westbury, NY 11590	Wood Product Manufacturing	Term Loan – 6%	15.0%	13.2	12.4
LJ Parker, LLC. dba Kwik Kopy Business Center 120, 5403 Bellaire Blvd. Bellaire, TX 77401-	Administrative and Support Services	Term Loan – 7%	29.8%	12.6	12.5
The Lucky Coyote, LLC, 3961 East Lohman #22 Las Cruces, NM 88011	Miscellaneous Manufacturing	Term Loan – 6%	20.9%	12.3	6.9
* DUCO Energy Services, a Limited Liability Company, 1300 S Frazier St Ste 215 Conroe, TX 77304	Professional, Scientific, and Technical Services	Term Loan – Prime plus 2.75%	14.7%	10.8	—
* Krishna of Orangeburg, Inc., 826 John C. Calhoun Drive Orangeburg, SC 29115	Accommodation	Term Loan – 6%	5.8%	10.3	5.6
Barnum Printing & Publishing, Co., 6899 Grove Street Denver, CO 80221	Printing and Related Support Activities	Term Loan – 6%	5.8%	9.8	9.7

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
* Pyramid Real Estate Holdings, LLC dba Hoteps, 289 Asylum Street Hartford, CT 06105-	Food Services and Drinking Places	Term Loan – 6%	5.1%	$8.9	$8.6
* Houk Enterprises, Inc. d/b/a Max Muscle, 1624 North Federal HIGHWAY Fort Lauderdale, FL 33304	Health and Personal Care Stores	Term Loan – Prime plus 2.75%	24.9%	7.7	7.3
* The Alba Financial Group, Inc., 1420 Spring Hill Road McLain, VA 22102	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan – Prime plus 2.75%	10.4%	7.4	3.1
Auto Sales, Inc., 1925 State Street Hamden, CT 06417	Motor Vehicle and Parts Dealers	Term Loan – 6%	4.4%	5.2	4.6
* Shamrock Jewelers, Inc., 968 Northlake Blvd. Lake Park, FL 33403	Clothing and Clothing Accessories Stores	Term Loan – 6%	10.2%	5.1	4.9
Almeria Marketing 1, Inc., 151 SW 184th Avenue Pembroke Pines, FL 33029	Personal and Laundry Services	Term Loan – 7.75%	5.1%	4.8	2.0
Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing, 18167 Chatsworth Street Granada Hills, CA 91344	Educational Services	Term Loan – Prime plus 2.75%	9.6%	3.7	0.5
David M. Goens dba Superior Auto Paint & Body, Inc., 1912 Manhattan Ave Harvey, LA 70058	Repair and Maintenance	Term Loan – Prime plus 2.75%	1.6%	3.0	2.7
Goetzke Chiropractic, Inc., 471 S. Arch Avenue New Richmond, WI 54017	Ambulatory Health Care Services	Term Loan – 6%	14.6%	3.0	2.4
* Dr. Francis E. Anders, DVM, 24 West Ash Creek Road Crawford, NE 69339	Professional, Scientific, and Technical Services	Term Loan – 6%	3.3%	1.6	1.5
Furniture Company, LLC, 1160 Beach Blvd Jacksonville, FL 32246	Furniture and Home Furnishings Stores	Term Loan – 7%	5.6%	1.3	0.2
* Top Class, Inc., 128 Park Boulevard Millbrae, CA 94030	Personal and Laundry Services	Term Loan – Prime plus 2.75%	5.0%	1.3	0.1
* Pure Water Innovations, LLC, 66 Barbara Street Westfield, MA 01085	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	5.2%	1.0	0.9
TechPlayZone, Inc., 13208 Boyette Road Riverview, FL 33569	Social Assistance	Term Loan – Prime plus 2.75%	9.0%	—	—
Total Non-Performing SBA Unguaranteed Investments				$8,965.2	$5,120.9
Total SBA Unguaranteed Investments				$147,653.7	$136,924.1
Performing SBA Guaranteed Investments(4)
TJU-DGT Inc dba The Lorenz Cafe 714-718 Lorenz Ave Pittsburgh, PA 15220	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	85.0%	$116.9	$129.7
E & G Enterprises LLC dba Comfort Keepers 220 Middle Street Franklin, VA 23851	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	85.0%	127.5	142.5
North Atlanta RV Rentals LLC 4647 S. Main Street Acworth, GA 30101	Rental and Leasing Services	Term Loan – Prime plus 2.75%	75.0%	432.8	483.6
Myclean Inc. 247 West 36th Street 9th Floor New York, NY 10018	Personal and Laundry Services	Term Loan – Prime plus 2.75%	85.0%	90.1	100.7

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery 301 W Bastanchury Rd Fullerton, CA 92835	Ambulatory Health Care Services	Term Loan – Prime plus 2.75%	75.0%	$1,012.5	$1,131.5
Home Again Restaurant LLC 9524 Camp Lake Rd Salem, WI 53168	Food Services and Drinking Places	Term Loan – Prime plus 2.75%	75.0%	177.0	200.9
Jonathan E Nichols and Nichols Fire and Security LLC 1906 Vanderhorn Drive Memphis, TN 38134	Administrative and Support Services	Term Loan – Prime plus 2.75%	75.0%	225.0	251.4
Landon Farm, LLC 6103 N Church St, Greensboro, NC 27455	Personal and Laundry Services	Term Loan – Prime plus 2.75%	75.0%	70.9	80.5
Total Performing SBA Guaranteed Investments				$2,252.7	$2,520.8
Total SBA Unguaranteed and Guaranteed Investments				$149,906.4	$139,444.9

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
Controlled Investments(5)
Advanced Cyber Security Systems, LLC, 3880 Veterans Memorial Hwy. Suite 201 Bohemia, NY 11716(6), (13)	Data processing, hosting and related services.	Equity Investment	50% Membership Interest	$—	$—
		Term Loan – 3%		381.0	—
* Automated Merchant Services, Inc.(7), (13)	Data processing, hosting and related services.	Equity Investment	100% Common Stock	—	—
Business Connect, LLC UTB/TSC ITEC Campus, 301 Mexico Blvd. Suite H4-A Brownsville, TX 78520(8), (13)	Data processing, hosting and related services.	Equity Investment	100% Membership Interest	—	—
CDS Business Services, Inc., 60 Hempstead Avenue West Hempstead, NY 11552(9), (13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Equity Investment	100% Common Stock	—	1,979.0
Crystaltech Web Hosting, Inc., 1904 W. Parkside Lane Phoenix, AZ 85027	Data processing, hosting and related services.	Equity Investment	100% Common Stock	9,256.0	21,130.0
* OnLAN, LLC(15), (17)	Professional, Scientific, and Technical Services	Equity Investment	49% Membership Interests	800.0	—
* Exponential Business Development Co. Inc., 60 Hempstead Avenue West Hempstead, NY 11552(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Equity Investment	100% Common Stock	—	—
* First Bankcard Alliance of Alabama, LLC, 3 Office Park, Suite 302 273 Azalea Rd.(10), (13) Mobile, AL 36609	Data processing, hosting and related services.	Equity Investment	95% Membership Interest	—	—
* Fortress Data Management LLC, UTB/TSC ITEC Campus 301 Mexico Blvd. Suite H4-A Brownsville, TX 78520(13)	Data processing, hosting and related services.	Equity Investment	100% Membership Interest	—	—
Newtek Insurance Agency, LLC, 212 West 35th Street New York, NY 10001(13)	Insurance Carriers and Related Activities	Equity Investment	100% Membership Interest	—	2,300.0
PMTWorks Payroll, LLC, 60 Hempstead Avenue West Hempstead, New York 11552(11), (13)	Data processing, hosting and related services.	Equity Investment	80% Membership Interest	—	920.0
PMTWorks Payroll, LLC, 60 Hempstead Avenue West Hempstead, New York 11552(11), (13)	Data processing, hosting and related services.	Term Loan – 10% – 12%		935.0	—
Secure CyberGateway Services, LLC, 7920 Belt Line Road, Suite 1150 Dallas, TX 75254(12), (13)	Data processing, hosting and related services.	Equity Investment	66.7% Membership Interest	—	—
Secure CyberGateway Services, LLC, 7920 Belt Line Road, Suite 1150 Dallas, TX 75254(12), (13)	Data processing, hosting and related services.	Term Loan – 7%		1,800.0	1,800.0
Small Business Lending, Inc., 60 Hempstead Ave. West Hempstead, NY 11552(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Equity Investment	100% Common Stock	—	8,250.0
* Summit Systems and Designs, UTB/TSC ITEC Campus 301 Mexico Blvd., Suite H4-A Brownsville, TX 78520(8), (13)	Data processing, hosting and related services.	Equity Investment	100% Membership Interest	—	—
Universal Processing Services of Wisconsin, LLC, 6737 W. Washington Street West Allis, WI 53214(13)	Data processing, hosting and related services.	Equity Investment	100% Membership Interest	—	50,239.0

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(2)	% of Class Held	Cost	Fair Value
* Where Eagles Fly, LLC, 631 Q Street NW Washington, DC 20001(13), (14)	Theatrical productions	Equity Investment	95% Membership Interest	$—	$—
Total Affiliate Investments				$13,172.0	$86,618.0
Investments in Money Market Funds				$226.0	$226.0
Total Investments				$163,304.4	$226,288.9

Set forth below is a brief description of each portfolio company representing greater than 5% of the Company’s gross assets as of June 30, 2015.

Newtek Merchant Solutions:  NMS markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

Managed Technology Solutions:  NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services to more than 103,000 business and customer accounts in 106 countries.

*	denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of June 30, 2015.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6 to the condensed consolidated financial statements for the period ended June 30, 2015.
(5)	Control Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Control Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the condensed consolidated financial statements for transactions during the six months ended June 30, 2015 in which the Company is is deemed to control.
(6)	50% owned by Exponential of New York, LLC (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

NETWEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF PORTFOLIO COMPANIES (UNAUDITED) JUNE 30, 2015 – (continued)
(In thousands)

(8)	100% owned by Wilshire Texas Partners I, LLC (a subsidiary of Newtek Business Services Corp.).
(9)	49.385% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 24.99% owned by Exponential of New York, LLC (a subsidiary of Newtek Business Services Corp.) and 25.926% owned by Newtek Business Services Corp.
(10)	95% owned by Wilshire Alabama Partners, LLC (a subsidiary of Newtek Business Services Corp.), 5% owned by non-affiliate.
(11)	50% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 30% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), and 20% owned by non-affiliate.
(12)	66.7% owned by Wilshire Texas Partners I, LLC (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(13)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC (a subsidiary of Newtek Business Services Corp.), 5% owned by non-affiliate.
(15)	49% owned by Wilshire Colorado Partners, LLC (a subsidiary of Newtek Business Services Corp.), 51% owned by non-affiliate.
(16)	All of the Company's investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(17)	Denotes a non-controlled entity.
(18)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At June 30, 2015, 4.2% of total assets are non qualifying assets.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers who serve at its discretion. Our board of directors has five members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons, whom we refer to as our independent directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors has also established an Audit Committee and a Compensation, Nominating and Corporate Governance Committee, and may establish additional committees in the future.

Directors and Executive Officers

As of June 30, 2015, our directors and executive officers are as set forth below. The address for each director and executive officer is c/o Newtek Business Services Corp., 212 W. 35th Street, 2nd floor, New York, New York 10001.

Name	Age	Position with Us	Director Since	Expiration of Term
Non-Independent Directors:
Barry Sloane(1)	55	Chairman, Chief Executive Officer and President	1999	2018
Peter Downs(4)	50	Director, Chief Lending Officer	2014	2018
Independent Directors
Sam Kirschner(2)(3)	66	Director	2010	2016
Richard J. Salute(2)(3)	69	Director	2015	2017
Salvatore F. Mulia(2)(3)	67	Director	2005	2017

(1)	Mr. Sloane is not an Independent Director because he is our President and Chief Executive Officer.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation, Corporate Governance and Nominating Committee.
(4)	Mr. Downs is not an Independent Director because he is our Chief Lending Officer and President of NSBF.

Executive Officers Who Are Not Directors

Name	Age	Position with Us
Craig J. Brunet	67	Executive Vice President and Chief Information Officer
Jennifer Eddelson	42	Executive Vice President, Chief Accounting Officer and Acting Treasurer
Matthew G. Ash, Esq.	71	Executive Vice President and Chief Compliance Officer
Michael A. Schwartz	55	Chief Legal Officer and Secretary

The following is a summary of certain biographical information concerning our directors and executive officers.

Non-Independent Directors

Barry Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane founded Newtek in 1998 and has been an executive officer of each of the Company-sponsored certified capital companies beginning in 1999. In addition, in April 2015 Mr. Sloane became engaged as a director with AK Capital LLC, a securities brokerage company. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988

Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber. Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses has been of great value to the other members of the board.

Peter Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the BDC Conversion on November 12, 2014. Mr. Downs joined the Company in 2003 and has been the President of Newtek Small Business Finance, LLC (“NSBF”) and a member of both Credit and Risk committees for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. In 2008, Mr. Downs took on the additional responsibility as the Chief Credit Officer of Newtek Business Credit, with the primary responsibility to grow and manage the company’s accounts receivable finance and management business. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York, eventually named the National Director of SBA lending, coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Independent Directors

Richard J. Salute was appointed to the Board of Directors upon the retirement of David Beck in April 2015, and will serve out the remainder of Mr. Beck’s term, until 2017. Mr. Salute has more than 37 years of audit, accounting, and tax experience. Mr. Salute served as Capital Markets and SEC Practice Director at J.H. Cohn and CohnReznick. Prior to that he spent 29 years at Arthur Andersen managing complex audits for public and private companies. During his tenure, he was responsible for providing clients with strategic planning services as well as consulting on corporate finance, mergers and acquisitions, and process evaluation. His clients included large multinational companies and entrepreneurial start-ups. In addition to his client responsibilities, he started three businesses for that firm: the Enterprise Group (New York Metropolitan area), the Technology Practice (New York office) and the Bankruptcy and Corporate Recovery Practice (nationwide). As an authority on SEC matters, Mr. Salute has been the key accounting and finance professional in numerous initial public offerings and has represented clients whose shares trade on the New York Stock Exchange, the American Stock Exchange, NASDAQ and other over-the-counter markets and this experience provides a significant addition to the board of directors. Mr. Salute is a graduate of Adelphi University and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Sam Kirschner has served on Newtek’s board of directors since 2010 and serves on the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Mr. Kirschner has, since he co-founded MayerCap, LLC in 2003, been a Managing Member of the company. MayerCap, LLC manages investments in hedge funds, as a fund-of-funds, and is headquartered in New York City. MayerCap, LLC places particular emphasis on investing in newer and smaller hedge funds. Mr. Kirschner has also been since 1986 president of Nexus Family Business Consulting where he has specialized in advising owners, boards and senior executive of major family-owned businesses and large domestic and foreign banks on matters of succession planning, estate planning and strategic mergers and acquisitions. He has also consulted on the identification and recruitment of senior executives. Mr. Kirschner holds a Ph.D. in clinical psychology and has taught at both New York University School of Continuing & Professional Studies and the Wharton School of Business at the University of Pennsylvania. Mr. Kirschner has many years of experience in working with small to medium sized firms and addressing the many issues which they face in growing their businesses. He is also very well versed in the latest developments in the social media area and has been very helpful in advising the Company on its product development and social media initiatives and this experience provides a significant addition to the board of directors.

Salvatore F. Mulia has served on Newtek’s board of directors since 2005, serves on the Audit Committee and serves as Chair of the Compensation, Corporate Governance and Nominating Committee. Mr. Mulia has been a financial advisor at RTM Financial Services, Westport, CT, with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003 Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies with combined assets of $3 billion including: TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica. Mr. Mulia has many years of experience with major financial companies working with smaller to mid-sized companies needing capital and debt. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the board of directors.

Executive Officers Who Are Not Directors

Craig J. Brunet has served as Executive Vice President and Chief Information Officer of the Company since January 1, 2012. Mr. Brunet previously served as Executive Vice President Strategic Planning and Marketing since July, 2006 and as Chairman and Chief Executive Officer of the Company’s Harvest Strategies subsidiary since June, 2001. From 1984 – 1989, Mr. Brunet served as Director of Strategic Planning for AT&T, where he managed all special development and modifications to standard AT&T products to include non-standard pricing, terms and conditions, hardware and software strategic initiatives, FCC Tariffs, as well as joint venture and/or integration requirements for the top 50 AT&T accounts. In 1989, Mr. Brunet joined Entergy Corporation as Executive Vice President responsible for managing and directing the overall Entergy System retail and wholesale marketing effort including strategy development, policy preparation and administration, market development and market analysis and research. During his tenure with Entergy, he served as Chairman of the Strategic Planning Committee of the Electric Power Research Institute (EPRI) and served on the board of directors of Entergy Enterprises guiding decisions on unregulated activities including strategic acquisition and investments in generation, distribution and new technology assets domestically and internationally. From 1993 – 1996, Mr. Brunet served as Chairman, CEO and President of First Pacific Networks, a leader in the initial development and deployment of broadband technologies in the United States and Europe. During this period, he was also Chairman of the Board of Credit Depot Corporation, a publicly traded multi-state mortgage company and served as Chairman of both the audit committee and compensation committee.

Jennifer C. Eddelson is a certified public accountant licensed in the state of New York and the Executive Vice President and Chief Accounting Officer of Newtek Business Services, Corp. From July 2011 until the BDC Conversion, Ms. Eddelson served as the Executive Vice President and Chief Accounting Officer of Newtek Business Services, Inc. Previously Ms. Eddelson was employed by the Company as Corporate Controller since 2004, and Vice President of Financial Reporting since 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.

Matthew G. Ash has served as Chief Compliance Officer since November 2014. From 2007 through 2014, Mr. Ash was Chief Legal Officer of the Company, and previously served as outside general counsel for the Company since its formation in 1998. In these capacities he has played a major role in the structuring of all business and financial transactions of the Company, acquisitions, stock offerings, internal procedures and all aspects of corporate governance. Mr. Ash has also been responsible for the day-to-day management of the current Capcos and serves as Director of Capco Investment and Compliance.

Michael A. Schwartz has served as Chief Legal Officer and Corporate Secretary since January 1, 2015. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

Board of Directors

Newtek’s board of directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the board of directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the board of directors and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The board of directors and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and The NASDAQ Stock Market, Inc. (“NASDAQ”) where the Company’s shares of common stock are listed and traded.

During the fiscal year ended December 31, 2014, the board of directors held a total of thirteen meetings. Each director attended at least 75% of the total number of meetings of the board of directors and at least 75% of all committee meetings on which he served. We require each director to make a diligent effort to attend all meetings of the board of directors and committees as well as each annual meeting of our shareholders.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Governance Guidelines” which are available at the Investor Relations page of www.thesba.com. The Governance Guidelines are also available in print to any shareholder who requests them. These principles were adopted by the board of directors to best ensure that the board of directors is independent from management, that the board of directors adequately performs its function as the overseer of management and to help ensure that the interests of the board of directors and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Board of Directors Leadership Structure

Presently, Mr. Sloane serves as the chairman of our board of directors. Mr. Sloane is an “interested person” of Newtek as defined in Section 2(a)(19) of the 1940 Act because he is our Chief Executive Officer and President. We believe that Mr. Sloane’s familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our senior lending team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Matthew Ash currently serves as our chief compliance officer.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our board of directors is responsible for risk oversight with a focus on the most significant risks facing the company. The board of directors’ risk oversight includes, but is not limited to, the following risks:

•	strategic;
•	operational;
•	compliance; and
•	reputational.

At the end of each year, management and the board of directors jointly develop a list of major risks that the company prioritizes in the following year. In 2014, the board of directors focused on the following areas of risk:

•	management compensation;
•	determining Newtek’s long-term growth;
•	strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long term debt financing; and
•	legal and regulatory compliance.

The board of directors also has delegated responsibility for the oversight of specific risks to board of directors committees. The Audit committee oversees risks associated with:

•	the Company’s financial statements and financial reporting;
•	mergers and acquisitions;
•	internal controls over financial reporting;
•	credit and liquidity;
•	information technology; and
•	security and litigation issues.

The Compensation, Governance and Nominating committee considers the risks associated with:

•	compensation policies and practices;
•	management resources, structure, succession planning and management development;
•	overall governance practices and the structure and leadership of the board of directors; and
•	related person transactions and the code of conduct for all employees, officers and directors.

The board of directors is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our board of directors recognizes the importance of risk oversight, and its role is consistent with the board of directors’ leadership structure, the Chief Executive Officer and the senior management of the Company. Our senior management, including our Chief Compliance Officer, is responsible for assessing and managing risk exposure and the board of directors and committees of the board of directors provide the oversight consistent with those efforts.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which are subject to as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The board of directors currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable NASDAQ and SEC rules. Each of the committees has a written charter approved by the board of directors, which is available on the Investor Relations page of on our website at www.thesba.com.

Audit Committee

The board of directors’ Audit Committee consists of Messrs. Salute (Chair), Mulia and Kirschner and operates pursuant to its written charter. The Audit Committee held four meetings during the year ended December 31, 2014. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies. Our Audit Committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our loans and investments.

Director Salute, Chair of the Audit Committee, has been determined by the board of directors to be a “financial expert.” In addition, the board of directors has determined that all members of the audit committee are “financially literate” as that term is defined by applicable NASDAQ and SEC rules. Further, each member of the Audit Committee is considered independent under the 1940 Act and NASDAQ rules.

Compensation, Corporate Governance and Nominating Committee

The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia (Chair), Salute and Kirschner, all of whom are considered independent under the 1940 Act and NASDAQ rules. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee held nine meetings during the year ended December 31, 2014. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the board of directors and reviewing executive and director compensation and performance.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board of directors to fulfill its responsibilities.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee

considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a board of directors that best serves our needs and the interests of our shareholders.

Shareholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Michael A. Schwartz, Secretary, Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board of directors or others. If the board of directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the board of directors, by following the procedures set forth under “Shareholder Proposals” in our proxy statement. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our proxy statement and solicitation for the next annual meeting.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers has served on our board of directors or Compensation, Corporate Governance and Nominating Committee.

Code of Conduct

We have adopted a code of ethics, referred to as our Code of Conduct, which applies to all directors and employees, including the principal executive, financial and accounting officers. A copy of the Code of Conduct will be made available upon request directed to the executive offices of the Company and may be viewed on the Investor Relations page of our web site www.thesba.com. In addition, we post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the Code. We also post on our website any amendments to, or waivers from, our Code of Conduct that apply to our principal executive officer and principal financial and accounting officer.

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

The Audit Committee or the board of directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the board of directors reviews such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the board of directors reviews and approves all compensation-related policies involving our directors and executive officers. See “Certain Relationships and Transactions.”

Director Compensation

The Board has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. During 2014 compensation was paid in cash and is set forth in the table below. Since November 10, 2010, Directors are paid the following annual fees:

•	for participation on the Board: $50,000;
•	as chair of a Committee: $20,000; and
•	as committee member: $5,000.

Director Summary Compensation Table(1)(2)

Name of Director	Fees earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Beck(1)	75,000	—	—	—	—	—	75,000
Salvatore F. Mulia	75,000	—	—	—	—	—	75,000
Sam Kirshner	60,000	—	—	—	—	—	60,000

(1)	Mr. Beck retired from the Board of Directors on April 10, 2015. On April 10, 2015, the Board appointed Richard J. Salute to replace Mr. Beck and serve the remainder of Mr. Beck’s term.
(2)	Messrs. Sloane and Downs are not included in this table as they were employees of the Company in 2014 and thus received no compensation for their services as Directors. The compensation received by Messrs. Sloane and Downs as employees of the Company is shown in the Summary Compensation Table below.

EXECUTIVE COMPENSATION

We are be subject to certain restrictions regarding the compensation of our officers and directors under the 1940 Act. For example, absent exemptive relief from the SEC, we may not issue (i) restricted stock to our officers, employees and directors, and (ii) stock options to our non-employee directors. See “Regulation” for additional detail.

Executive Officers of the Registrant

The executive officers of Newtek, and their ages, as of June 30, 2015, are as follows:

Name	Age	Position
Barry Sloane	55	Chairman, Chief Executive Officer and President
Craig J. Brunet	67	Executive Vice President, Chief Information Officer
Jennifer Eddelson	42	Executive Vice President, Chief Accounting Officer
Peter Downs	50	Chief Lending Officer
Michael A. Schwartz(1)	55	Secretary, Chief Legal Officer
Matthew G. Ash(2)	71	Executive Vice President, Chief Compliance Officer

(1)	Mr. Schwartz became Chief Legal Officer and Secretary on January 1, 2015.
(2)	Mr. Ash, formerly the Chief Legal Officer, became Chief Compliance Officer in November 2014.

Barry Sloane is the Chairman of the Board, Chief Executive Officer, President and a founder of the Company and is and has been an executive officer of each of the Company’s controlled portfolio companies. In addition, in April 2015 Mr. Sloane became engaged as a director with AK Capital LLC, a securities brokerage company. Previously, from September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit and, prior to that time, he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, he was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Craig J. Brunet has served as Executive Vice President and Chief Information Officer since January 1, 2012. Mr. Brunet previously served as Executive Vice President Strategic Planning and Marketing since July 2006 and as Chairman and Chief Executive Officer of the Company’s Harvest Strategies subsidiary since June, 2001. From 1984 – 1989, Mr. Brunet served as Director of Strategic Planning for AT&T, where he managed all special development and modifications to standard AT&T products to include non-standard pricing, terms and conditions, hardware and software strategic initiatives, FCC Tariffs, as well as joint venture and/or integration requirements for the top 50 AT&T accounts. In 1989, Mr. Brunet joined Entergy Corporation as Executive Vice President responsible for managing and directing the overall Entergy System retail and wholesale marketing effort including strategy development, policy preparation and administration, market development and market analysis and research. During his tenure with Entergy, he served as Chairman of the Strategic Planning Committee of the Electric Power Research Institute (EPRI) and served on the Board of Directors of Entergy Enterprises guiding decisions on unregulated activities including strategic acquisition and investments in generation, distribution and new technology assets domestically and internationally. From 1993 – 1996, Mr. Brunet served as Chairman, CEO and President of First Pacific Networks, a leader in the initial development and deployment of broadband technologies in the United States and Europe. During this period, he was also Chairman of the Board of Credit Depot Corporation, a publicly traded multi-state mortgage company and served as Chairman of both the audit committee and compensation committee.

Jennifer Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of the Company since July 1, 2011. Previously Ms. Eddelson was employed by the Company since 2004 as Corporate Controller, Vice President of Financial Reporting since 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.

Peter Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the BDC Conversion on November 12, 2014. Mr. Downs joined the Company in 2003 and has been the President of Newtek Small Business Finance, LLC (“NSBF”) and a member of both Credit and Risk committees for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. In 2008, Mr. Downs took on the additional responsibility as the Chief Credit Officer of Newtek Business Credit, with the primary responsibility to grow and manage the company’s accounts receivable finance and management business. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York, and was eventually named the National Director of SBA lending, coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Michael A. Schwartz has served as Chief Legal Officer and Corporate Secretary since January 1, 2015. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

Matthew G. Ash has served as Chief Compliance Officer since November 2014. From 2007 through December 31, 2014, Mr. Ash was Chief Legal Officer of the Company, and previously served as outside general counsel for the Company since its formation in 1998. Mr. Ash has also been responsible for the day-to-day management of the current Capcos and serves as Director of Capco Investment and Compliance.

Compensation Discussion and Analysis

The individuals who served as the Company’s Chief Executive Officer, Chief Accounting Officer and Chief Information Officer during 2014, as well as the other individuals included in the Summary Compensation Table below, are referred to below as the “named executive officers.”

Compensation Philosophy and Objectives

All of our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing shareholder value over the long-term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our common stock. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards.

Role of Executive Officers in Compensation Decisions

The Compensation, Corporate Governance and Nominating Committee (sometimes referred to in this “Executive Compensation” section of the prospectus as the “Committee”) supervises the design and implementation of compensation policies for all executive officers (which include the named executive officers) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of named executive officers are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including named executive officers (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review and approve the recommendations for consistency with the Company’s compensation policies.

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The named executive officers are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each named executive officer:

•	performance against corporate and individual objectives for the year;
•	difficulty of achieving desired results in the coming year;
•	value of their unique skills and capabilities to support long-term performance;
•	performance of their general management responsibilities; and
•	contribution as a member of the executive management team.

We do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.

For the year ended December 31, 2014, the principal components of compensation for named executive officers were:

•	base salary;
•	performance-based incentive compensation based on the Company’s and the executive’s performance; and
•	retirement and other benefits made available to all employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are targeted to market levels based on reviews of published salary surveys and the closest related peer company compensation since we do not believe that Newtek has any peer companies. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data from published salary surveys such as Equilar, and the Company generally attempts to fix each named executive officer’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare shareholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.

During the review of base salaries for senior level executives, including the named executive officers, we primarily consider:

•	an internal review of each executive’s compensation both individually and relative to other executive officers;
•	individual performance of the executive; and
•	a review of the Company’s revenue growth, net income and cash flow metrics relative to the Company’s annual plan as established by the Board.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of named executive officers other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive officer are determined by the Committee.

Annual Bonus

Annual bonuses may be awarded to executive officers along with the Company’s non-executive employees under the Company’s cash bonus plan. The Company creates a bonus pool based on an annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow relative to the Company’s annual plans as established by the Board. The Chief Executive Officer in consultation with the Committee with respect to the named executive officers, or in consultation with the named executive officers and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.

Equity-Based Compensation

From time to time, at the discretion of the Committee, the Company may grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. During the Company’s early years of operation, through approximately 2005, we relied more frequently than at present on equity-based awards due to the limited resources available to the Company to attract and retain qualified employees and executives.

During that period, the Company paid very little in the form of cash bonuses using instead equity-based awards. Currently, the cash flow of the Company permits a more balanced approach, allowing a combination of cash and equity awards to implement the Company’s compensation policies. The Company’s 2000 Incentive Stock and Deferred Compensation Plans were terminated in connection with the BDC Conversion and were replaced with a new equity compensation plan approved by our shareholders in 2014 (the “2014 Stock Plan”). The 2014 Stock Plan differs from the prior Plans in that it reflects certain restrictions imposed on BDCs by the 1940 Act. Specifically, the 2014 Stock Plan does not provide for awards of restricted stock or any awards to non-employees. It will, however, provide for the issuance of options to officers of the Company without regard to whether they are employees of the Company. The options granted under the 2014 Stock Plan will be qualified “performance-based compensation” under Section 162(m) of the Code. The 2014 Stock Plan therefore imposes a limit on the amount of shares subject to any option that may be granted to a participant in any calendar year.

Under applicable accounting rules, we are required to measure the value of equity awards based on the fair value of the award on the grant date. The cost is recognized in our statement of operations over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period.

Options are awarded at the average of the highest and lowest sale price of the Company’s common stock on the NASDAQ market on the date of the grant (the “Market Value”). In certain limited circumstances, the Committee may grant options to an executive at an exercise price in excess of the Market Value of the Company’s common stock on the grant date. The Committee has never granted options with an exercise price that is less than the Market Value of the Company’s common stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

Pursuant to the 2014 Stock Plan, the Committee may, in its discretion, determine the vesting schedule of awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions on any award. Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Upon a change of control, or if earlier, the execution of an agreement to effect a change of control, all options under the 2014 Stock Plan become fully vested and immediately exercisable, notwithstanding any other provision of the plan or any agreement.

As a BDC, we may not make grants of restricted stock awards, or make any awards to non-employees (other than officers of the Company) without exemptive relief from the SEC. We have filed a request with the SEC for exemptive relief to allow us to amend the 2014 Stock Plan, subject to shareholder approval, and make such grants and awards, although we cannot provide any assurance that we will receive any such exemptive relief.

In any event, under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock. This amount is reduced to 20% of the BDC’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the BDC’s total outstanding shares of capital stock.

Benefits and Perquisites

Our executives are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The named executive officers participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation. At the Company’ discretion the match may be in the form of cash or Company common stock. In 2014, a match of $153,837 in cash was approved and paid in March 2015.

The perquisites we provided in fiscal 2014 consist of premiums on life insurance policies for and certain travel costs for Mr. Sloane, the Company’s Chief Executive Officer, in the amount of $5,442.

Compensation of the Chief Executive Officer (Share data adjusted for 1 for 5 Reverse Stock Split effectuated on October 22, 2014)

The Committee determined the compensation for Barry Sloane, Chairman, Chief Executive Officer and President for 2014. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s salary was increased to $400,000 in March 2014. Mr. Sloane earned a $100,000 bonus for 2014 (paid in March 2015), a $100,000 bonus earned in 2013 and paid in 2014 and a $300,000 bonus earned in 2012 and paid in 2012. Mr. Sloane did not receive a grant of common stock or options in 2014; he received a grant of 15,000 shares of common stock in 2013 with an original vest date of May 2016 (which vested in November 2014 as a result of the merger of Newtek Business Services, Inc. with and into Newtek Business Services Corp. (the “Merger”)), and he received 80,000 shares of common stock in 2011 with an original vest date of July 2014, which was extended to February 1, 2015 (which vested in November 2014 as a result of the Merger), with values as of date of award of $139,500 and $680,000 respectively. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with his skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s common stock. Mr. Sloane’s base compensation had previously remained unchanged from 2005 through 2012.

Compensation of the Other Named Executive Officers (Share data adjusted for 1 for 5 Reverse Stock Split effectuated on October 22, 2014)

The Committee approved the 2014 compensation for Craig J. Brunet, Executive Vice President and Chief Information Officer, Jennifer Eddelson, Executive Vice President and Chief Accounting Officer, Peter Downs, Chief Lending Officer, and Matthew Ash, Chief Legal Officer, as recommended to it by the Chief Executive Officer.

Mr. Brunet’s base salary was at $200,000 in 2014, and was $276,000 in 2012 and 2011. Mr. Brunet earned a $30,000 cash bonus for 2014 (paid in March 2015). In 2013 Mr. Brunet received an award of 2,000 shares of common stock for services performed in 2012 which vested in 2014 in connection with the Merger, valued at $18,600 and a cash bonus of $41,400 in 2012. In 2011, Mr. Brunet was awarded 2,000 shares of common stock for services performed in 2010 which vested in 2014 in connection with the Merger, valued at $85,000, and did not receive a cash bonus in 2011.

Ms. Eddelson’s base salary for 2014 and 2013 was $240,000, and was $230,833, in 2012. Ms. Eddelson received a $90,000 cash bonus in 2014 (paid in 2015), and a $50,000 cash bonus for 2013 (paid in March 2014) and received 2,000 shares of common stock which vested in 2014 in connection with the Merger, valued at $18,600, for services performed in 2012. In 2012 Ms. Eddelson received a cash bonus of $50,000 and an award of 7,000 shares of common stock for services performed in 2011, which vested in July 2014, valued at $56,000.

Mr. Down’s base salary for 2014 was $290,000, and he received an $85,000 cash bonus in 2014 (paid in 2015).

Mr. Ash’s base salary for 2014 and 2013 was $238,000 and was $233,833, in 2012. Mr. Ash received a $50,000 cash bonus in 2014 (paid in 2015), and a $55,000 cash bonus for 2013 (paid in March 2014) and received 2,000 shares of common stock which vested in 2014 in connection with the Merger, valued at $18,600, for services performed in 2012. In 2012 Mr. Ash received a cash bonus of $50,000.

Conclusion

The Committee believes that attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. The Committee seeks to attract and retain management and employees by offering a competitive, performance-based compensation program which the Committee believes aligns the interests of the executive officers and other key employees with those of shareholders. We believe that the Company’s 2014 compensation program met those objectives.

COMPENSATION RISK ASSESSMENT

Our Compensation, Corporate Governance and Nominating Committee aims to establish company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.

In its review, among other factors, the Committee considered the following:

•	Our revenue model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of revenue over multiple years, rather than focusing on current year revenue at the expense of succeeding years.
•	The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.
•	Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.
•	Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.

Our executives are encouraged to hold a meaningful number of shares of our common stock pursuant to our stock ownership policy. Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

SUMMARY COMPENSATION TABLE

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Accounting Officer, and next three most highly compensated executive officers during 2014 and the two previous years which we refer to as named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards(4)		Option Awards(4)(10)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (in excess of $10,000) ($)	Totals ($)
Barry Sloane, CEO	2014	400,000		100,000	(2)	—		—	—	—	—	500,000
	2013	391,667	(1)	100,000	(8)	139,500	(5)	—	—	—	—	631,167
	2012	350,000		300,000	(3)	—		—	—	—	—	650,000
Craig J. Brunet, EVP, CIO	2014	200,000		30,000	(2)	—		—	—	—	—	230,000
	2013	276,000		—		18,600	(5)	—	—	—	—	294,600
	2012	276,000		41,400	(3)	—		—	—	—	—	317,400
Jennifer C. Eddelson, EVP, CAO	2014	240,000		90,000	(2)	—		—	—	—	—	330,000
	2013	240,000		50,000	(8)	18,600	(5)	—	—	—	—	308,600
	2012	230,833		50,000	(3)	56,000	(6)	—	—	—	—	336,833
Peter Downs, Chief Lending Officer(7)	2014	290,000		85,000	(2)	—		—	—	—	—	375,000
Matthew G Ash, Chief Compliance Officer(9)	2014	238,000		50,000	(2)	—		—	—	—	—	288,000
	2013	238,000		55,000	(8)	18,600		—	—	—	—	293,000
	2012	233,833		50,000	(3)	—		—	—	—	—	283,833

(1)	Mr. Sloane received an increase in base salary on March 1, 2013.
(2)	Cash bonus awarded for 2014 performance and paid in 2015.
(3)	Cash bonus awarded for 2012 performance and paid in 2012.
(4)	The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(5)	Stock grant awarded for 2012 performance, granted in 2013.
(6)	Stock grants awarded for 2011 performance, granted in 2012.
(7)	Mr. Downs became a named executive officer in November 2014.
(8)	Cash bonus awarded for 2013 performance and paid in 2014.
(9)	Matthew G. Ash has served as Chief Compliance Officer since November 2014.
(10)	Messrs. Sloane, Brunet, Downs and Ash were each granted an option to acquire 300 shares of Company common stock with an exercise price of $20.00 per share in exchange for the extension of the vesting period on their stock awards from July 2014, to February 2015. These options expired unexercised on the BDC conversion date of November 11, 2014.

Equity Compensation Plans

The following table provides information as of December 31, 2014 with respect to our common stock that may be issued under our equity compensation plans.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders(1)	—	—	3,000,000
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	—	—	3,000,000

(1)	Consists of 3,000,000 common shares under the Company’s 2014 Stock Incentive and Deferred Compensation Plan.

GRANTS OF PLAN-BASED AWARDS

The following reflects all grants to our named executive officers awarded in the fiscal year ended December 31, 2014, all with an original vest dated of March 1, 2016, but which vested on or before November 11, 2014 as a result of the Merger.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Unites (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)					Maximum ($)
Barry Sloane, CEO	—	—	—	—	—	—	—	300	$20.00	—	—
Craig J. Brunet, EVP, CIO	—	—	—	—	—	—	—	300	20.00	—	—
Jennifer C. Eddelson, EVP, CAO	—	—	—	—	—	—	—	—	—	—	—
Peter Downs, Chief Lending Officer	—	—	—	—	—	—	—	300	20.00	—	—
Matthew G Ash, CCO	—	—	—	—	—	—	—	300	20.00	—	—

OUTSTANDING EQUITY AWARDS AT 2014 YEAR END

The following table reflects all outstanding equity awards held by our named executive officers as of December 31, 2014:

Name	Option Awards(1)					Stock Awards(2)
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights that have not Vested ($)
Barry Sloane, Chief Executive Officer	—	—	—	—	—	—	—	—	—
Jennifer Eddelson, Chief Accounting Officer	—	—	—	—	—	—	—	—	—
Craig J. Brunet, Chief Information Officer	—	—	—	—	—	—	—	—	—
Peter Downs, Chief Lending Officer	—	—	—	—	—	—	—	—	—
Matthew G Ash, Chief Compliance Officer	—	—	—	—	—	—	—	—	—

(1)	As a result of the Merger, all outstanding awards of stock options and restricted shares of common stock vested, were exercised and were converted into shares of common stock of the Company on or before November 11, 2014. To date, there have been no grants of Option Awards under the 2014 Stock Plan.

OPTIONS EXERCISED AND STOCK VESTED

As a result of the Merger, on or before November 11, 2014, all outstanding awards of stock options and restricted shares of common stock vested, were exercised and were converted into share of common stock of the Company. The following table reflects the named executive officers’ options exercised and stock vested as a result of the Merger.

Name	Option Awards(1)		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Exercise(1) (#)	Value Realized On Exercise ($)
Barry Sloane	—	—	48,783	1,239,750
Jennifer Eddelson	6,000	32,600	11,261	157,100
Craig J. Brunet	13,889	215,000	9,538	184,266
Peter Downs	2,552	33,300	8,824	182,700
Matthew G. Ash	5,184	85,300	7,926	156,600

(1)	As a result of the Merger, all outstanding awards of stock options and restricted shares of common stock vested, were exercised and were converted into shares of common stock of the Company on or before November 11, 2014. The amounts in the table above reflect the net shares issued after exchange of shares for payment of taxes.

Employment Agreements

The Company has entered into separate employment agreements with the following executive officers during 2015:

•	Barry Sloane, as Chairman, Chief Executive Officer and President;
•	Craig J. Brunet, as Executive Vice President and Chief Information Officer;
•	Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer;
•	Matthew G. Ash, Executive Vice President and Chief Compliance Officer; and
•	Michael A. Schwartz, Chief Legal Officer and Secretary.

Barry Sloane, as Chairman and Chief Executive Officer, is responsible for implementing the policies adopted by the Company’s Board of Directors.

Mr. Sloane’s employment agreement provides for:

•	a twelve-month term through March 31, 2016 at an annual base salary of $500,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives;
•	retirement and medical plans, customary fringe benefits, vacation and sick leave; and
•	$2 million of split-dollar life insurance coverage.

Mr. Brunet’s employment agreement provides for:

•	a twelve-month term through March 31, 2016 at an annual base salary of $225,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Ms. Eddelson’s employment agreement provides for:

•	a twelve-month term through March 31, 2016 at an annual base salary of $260,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Ash’s employment agreement provides for:

•	a twelve-month term through December 31, 2015 at an annual base salary of $144,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Schwartz’s employment agreement provides for:

•	a twelve-month term through March 31, 2016 at an annual base salary of $200,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control

Mr. Sloane’s employment agreement provides for a payment in the event of non-renewal of his employment in an amount equal to one and one half (1.5) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times, the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Mr. Brunet’s, Ms. Eddelson’s, Mr. Schwartz’s and Mr. Ash’s employment agreements provide for a payment in the case of termination other than for cause or in connection with a change in control of the agreement equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Each employment agreement contains a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement.

The employee is not prohibited, however, from serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company; or investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the employment agreements, the Company may terminate an employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his employment for “good reason” as defined in the agreement, or the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to terminate voluntarily his agreement by providing 60 days written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would be payable to the executive officers under existing arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2015, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

The actual amounts that would be paid upon termination of employment can be determined only at the time of their separation from the Company.

Name	Post Termination Payments
	Change in Control	Non-Renewal	Termination without cause
Barry Sloane	$1,000,000	$750,000	$1,000,000
Craig J. Brunet	255,000	—	255,000
Jennifer Eddelson	350,000	—	350,000
Matthew Ash	194,000	—	194,000
Michael A. Schwartz	230,000	—	230,000

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2014.

Pension Benefits

The Company had no obligation under pension benefit plans to the named executive officers as of December 31, 2014.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of FASB Statement 123(R).

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

The Audit Committee or the board of directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the board of directors reviews such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the board of directors reviews and approves all compensation-related policies involving our directors and executive officers.

A major shareholder and former president of the Company, Jeffrey G. Rubin, directly and indirectly through entities (including Premier) and organizations in which he has a material interest, earned gross residual payments on merchant processing revenue he generated for NMS, a controlled portfolio company, a portion of which was then paid to his support staff for their efforts. During the years ended December 31, 2014, 2013, 2012 and 2011, NMS paid him and his related entities gross residuals of approximately $3,973,000, $3,636,000, $3,155,000 and $1,649,000, respectively. On July 23, 2015, the Company acquired Premier, as a new wholly owned, controlled portfolio company. Premier was owned 100% by Mr. Rubin. The total purchase price was approximately $16,483,000, of which $14,011,000 was paid in cash and $2,472,000 was paid in newly issued restricted shares of Newtek common stock. A total of 130,959 shares were issued to Mr. Rubin, which may not be sold or transferred for six months. The Company’s board of directors, including a majority of independent directors, approved the transaction. In addition, on July 23, 2015, the Company entered into an agreement with Mr. Rubin, by which he serves as a consultant to the Chief Executive Officer.

Director Salute, a former partner with CohnReznick LLP (“CohnReznick”), receives a pension from CohnReznick and capital payouts from his partnership interests. CohnReznick performs tax work for the Company.

Adam Eddelson, husband to Chief Accounting Officer Jennifer Eddelson, is the controller of UPS and is paid an annual salary in excess of $125,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a special meeting of stockholders held on October 22, 2014, our stockholders approved a proposal to allow us to sell an unlimited number of shares of our common stock at any level of discount from our net asset value per share until the earlier of the twelve-month period following such approval and our 2015 annual meeting of stockholders. This authority expired as of the date of our 2015 annual meeting. Our stockholders may, in the future, vote on a similar proposal to allow us to sell shares of our common stock at a level of discount from our net asset value per share. In the event our stockholders approve such a proposal, and pursuant to the requirements of the 1940 Act, in order to sell shares pursuant to any authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and
•	in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares of common stock in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;
•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and
•	new investors who become shareholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 10,347,786 common shares outstanding, $307,329,000 in total assets and $137,705,000 in total liabilities. The current net asset value and net asset value per share are thus $169,624,000 and $16.39. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 517,389 shares of common stock (5% of the outstanding shares of common stock) at $15.57 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 1,034,779 shares of common stock (10% of the outstanding shares of common stock) at $14.75 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 2,069,557 shares of common stock (20% of the outstanding shares of common stock) at $13.11 per share after offering expenses and commissions (a 20% discount from net asset value).

Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$16.39	—	$15.53	—	$13.80	—
Net Proceeds per Share to Issuer	$15.57	—	$14.75	—	$13.11	—
Decrease to Net Asset Value
Total Shares Outstanding	10,865,175	5.00%	11,382,565	10.00%	12,417,343	20.00%
Net Asset Value per Share	$16.35	-0.24%	$16.24	-0.91%	$15.85	-3.33%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	103,478	—	103,478	—	103,478	—
Percentage Held by Stockholder A	0.95%	-4.76%	0.91%	-9.09%	0.83%	-16.67%
Total Net Asset Value Held by Stockholder A	$1,692,201	-0.24%	$1,680,820	-0.91%	$1,639,699	-3.33%
Total Investment by Stockholder A (Assumed to be $16.39 per Share)	$1,696,240	—	$1,696,240	—	$1,696,240	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	$(4,039)	—	$(15,420)	—	$(56,541)	—
Net Asset Value per Share Held by Stockholder A	$16.35	—	$16.24	—	$15.85	—
Investment per Share Held by Stockholder A (Assumed to be $16.39 per Share on Shares Held Prior to Sale)	$16.39	—	$16.39	—	$16.39	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	$(0.04)	—	$(0.15)	—	$(0.55)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	-0.24%		-0.91%		-3.33%

Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 10,347 shares of common stock, which is 0.5% of an offering of 2,069,557 shares of common stock) rather than its 1.00% proportionate share and (2) 150% of such percentage (i.e. 31,043 shares of common stock, which is 1.5% of an offering of 2,069,557 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

Prior to Sale Below NAV	50% Participation		150% Participation
	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$13.80	—	$13.80	—
Net Proceeds per Share to Issuer	$13.11	—	$13.11	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	12,417,343	20.00%	12,417,343	20.00%
Net Asset Value per Share	$15.85	-3.33%	$15.85	-3.33%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	113,826	10.00%	134,521	30.00%
Percentage Held by Stockholder A	0.92%	-8.33%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$1,803,669	6.33%	$2,131,608	25.67%
Total Investment by Stockholder A (Assumed to be $16.39 per Share)	$1,839,081	—	$2,124,764	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	$(35,413)	—	$6,844	—
Net Asset Value per Share held by Stockholder A	$16.16	-1.44%	$15.80	-3.64%
Investment per Share held by Stockholder A (Assumed to be $16.39 per Share on Shares Held Prior to Sale)	$15.85	—	$15.85	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	$(0.31)	—	$0.05	—
Percentage Dilution to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	-1.96%	—	0.32%

Impact on New Investors of Common Stock

Investors who are not currently stockholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$16.39	—	$15.53	—	$13.80	—
Net Proceeds per Share to Issuer	$15.57	—	$14.75	—	$13.11	—
Decrease to Net Asset Value
Total Shares Outstanding	10,865,175	5.00%	11,382,565	10.00%	12,417,343	20.00%
Net Asset Value per Share	$16.35	-0.24%	$16.24	-0.91%	$15.85	-3.33%
Dilution/Accretion to a New Investor
Shares Held by Investor A	5,174	—	10,348	—	20,696	—
Percentage Held by Investor A	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$84,610	—	$168,082	—	$327,940	—
Total Investment by Investor A (Assumed to be $16.39 per Share)	$84,812	—	$160,696	—	$285,683	—
Total Dilution to Investor A (Total Net Asset Value Less Total Investment)	$(202)	—	$7,386	—	$42,257	—
Net Asset Value per Share Held by Investor A	$16.35	—	$16.24	—	$15.85	—
Investment per Share Held by Investor A (Assumed to be $16.39 per Share on Shares Held Prior to Sale)	$16.39	—	$15.53	—	$13.80	—
Dilution per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	$(0.04)	—	$0.71	—	$2.04	—
Percentage Dilution to Investor A (Dilution per Share Divided by Investment per Share)	—	-0.24%		4.60%		14.79%

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group. As of August 5, 2015, there were 10,347,786 shares of common stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)(3)		Percent of Class
Richard J. Salute	—		*
Craig J. Brunet	41,174		*
Jennifer Eddelson	20,712		*
Sam Kirschner	37,646		*
Salvatore F. Mulia	46,785		*
Peter Downs	12,031		*
Michael Schwartz	3,270		*
Matt Ash	23,110		*
Barry Sloane	932,143		9.01%
All current directors and executive Officers as a group (9 persons)	1,116,871		10.79%
Jeffrey G. Rubin(4)	885,192	(5)	8.55%

*	Less than 1% of total Common Shares outstanding as of the Record Date.
(1)	Unless otherwise stated, the address of each person listed is c/o Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001.
(2)	All options and restricted stock units became fully vested on November 11, 2014, the date Newtek Business Services, Inc. merged with and into Newtek Business Services Corp. (the “Merger”).
(3)	As of May 28, except with respect to Mr. Rubin, as of February 19, 2015.
(4)	Resigned as President March 7, 2008.
(5)	In addition, in connection with the purchase of Premier, Mr. Rubin received 130,959 shares of the Company’s common stock on July 23, 2015.

The following table sets out the dollar range of our equity securities to be beneficially owned by each of our directors upon completion of this offering.

Name	Dollar Range of Equity Securities in the Company(1)(2)(3)
Richard J. Salute	None
Sam Kirschner	over $100,000
Salvatore F. Mulia	over $100,000
Barry Sloane	over $100,000
Peter Downs	over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on a price of $18.40 per share, which was the closing price of our shares on August 12, 2015.

REGULATION

General

We have elected to be regulated as a BDC under the 1940 Act and intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year after the BDC Conversion, or for tax year 2015. A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the BDC and has an affiliate of a BDC on its board of directors; or meets such other criteria as may be established by the SEC.
(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.
(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock. This amount is reduced to 20% of the BDC’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the BDC’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

Code of Ethics

In connection with the BDC Conversion, we have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at www.thesba.com.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Mr. Matthew Ash currently serves as our chief compliance officer.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our senior lending team and our executive committee, which are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

We have filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Specifically, we requested that the SEC permit us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors. This exemptive application is still pending, and there can be no assurance that we will receive such exemptive relief from the SEC.

We may also request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.

Other

We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Matthew Ash to be our chief compliance officer to be responsible for administering these policies and procedures.

NASDAQ Capital Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Capital Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Regulation as a Small Business Lending Company

Our wholly owned subsidiary, Newtek Small Business Finance, LLC (“NSBF”), is licensed by the US Small Business Administration (“SBA”) as a small business lending company (“SBLC”) that originates loans through the SBA 7(a) Program. The SBA 7(a) Program is the SBA’s primary loan program. In order to operate as a SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of (1) 10% of its outstanding loans receivable and other investments or (2) $1.0 million. In addition, a SBLC is subject to certain other regulatory restrictions.

The SBA generally reduces risks to lenders by guaranteeing major portions of qualified loans made to small businesses. This enables lenders to provide financing to small businesses when funding may otherwise be unavailable or not available on reasonable terms. Under the SBA 7(a) Program, the SBA typically guarantees 75% of qualified loans over $150,000. The eligibility requirements of the SBA 7(a) Program vary by the industry of the borrower and affiliates and other factors.

The SBA maintains PLP status to certain lenders originating SBA 7(a) Program loans based on achievement of certain standards in lending which are regularly monitored by the SBA. NSBF has been granted national PLP status and originates, sells and services small business loans. As a Preferred Lender, NSBF is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Designated PLP lenders are delegated the authority to process, close, service, and liquidate most SBA guaranteed loans without prior SBA review. PLP lenders are authorized to make SBA guaranteed loans, subject only to a brief eligibility review and assignment of a loan number by SBA. In addition, they are expected to handle servicing and liquidation of all of their SBA loans with limited involvement of SBA.

Among other things, SBLCs are required to: submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources.

Pursuant to the SBA’s regulations, the SBA is released from liability on its guaranty of a 7(a) loan and may, in its sole discretion, refuse to honor a guaranty purchase request in full or in part, or recover all or part of the funds already paid in connection with a guaranty purchase, if the lender failed to comply materially with a program requirement; failed to make, close, service or liquidate the loan in a prudent manner; placed the SBA at risk through improper action or inaction; failed to disclose a material fact to the SBA in a timely manner; or misrepresented a material fact to the SBA regarding the loan. In certain instances, the SBA may require a specific dollar amount be deducted from the funds the SBA pays on the lender's guaranty in order to fully compensate for an actual or anticipated loss caused by the lender’s actions or omissions. Such repair does not reduce the percent of the loan guaranteed by SBA or SBA’s pro-rata share of expenses or recoveries.

The SBA restricts the ability of an SBLC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBLC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBLC, whether through ownership, contractual arrangements or otherwise. SBLCs are periodically examined and audited by the SBA to determine compliance with SBA regulations.

In connection with our most recent examination by the SBA, we entered into a voluntary agreement with the SBA. We have adopted the agreement pursuant to our commitment to operate under the SBA’s regulations and the agreement formalizes many of the actions we have already taken to strengthen our operational procedures as they relate to our delegated lender authorities. Consistent with the terms of the agreement, we will expand NSBF’s board of managers and increase the number of independent members of the board, add at least one additional voting member to NSBF’s Credit Committee and take certain actions to demonstrate the sufficiency of NSBF’s liquidity. We also provided an account to bolster our liquidity position at NSBF. In relation to the rapid growth of our 7(a) loan portfolio, we continue to assess and develop our policies and procedures to facilitate the successful implementation of our business, liquidity and operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect may represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our senior lending team and executive committee and/or that of a third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value is generally based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that our investment professional believe were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Future Offerings

In connection with future offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-800-278-4353.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-800-278-4353.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated, and qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan.  We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.

(Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years or shorter applicable period, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to Maryland Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.02 per share, all of which are initially designated as common stock. Our common stock is traded on the NASDAQ Capital Market under the ticker symbol “NEWT.” Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of August 5, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.02 per share	200,000,000	—	10,347,786	(1)

(1)	An equity compensation plan has been adopted to cover 3,000,000 shares, but no options have been awarded.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. Our charter also provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Options and Restricted Stock

From time to time, at the discretion of the Compensation, Corporate Governance and Nominating Committee, the Company intends to grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Stock options may be granted pursuant to the Newtek Business Services Corp. 2014 Stock Incentive Plan. See “Executive Compensation — Equity-Based Compensation” for a description of equity-based compensation granted under plans that were active prior to the BDC Conversion.

After the completion of this offering, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we expect to request that the SEC permit us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.

We may also request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The first expires in 2018, the second class expires in 2016, and the third class expires in 2017. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least a majority of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in the Company upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

The Company and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Capital Market may engage in passive market making transactions in our common stock on the NASDAQ Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Capital Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we will generally not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer and Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected McGladrey LLP as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the years ended December 31, 2014 and the consolidated financial statements for Newtek Business Services, Inc. for the year ended December 31, 2013 have been audited by McGladrey LLP. The consolidated statements of income, changes in equity and cash flows of Newtek Business Services, Inc. for the year ended December 31, 2012 included in this prospectus have been so included in reliance on the report of CohnReznick LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.thesba.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 212 West 35th Street, 2nd Floor, New York, New York 10001. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

NEWTEK BUSINESS SERVICES CORP AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

PAGE NO.
Condensed Consolidated Statements of Assets and Liabilities as of June 30, 2015 (Unaudited) and December 31, 2014	F-2
Condensed Consolidated Statements of Operations (Unaudited) for the three and six months ended June 30, 2015 and 2014	F-3
Condensed Consolidated Statement of Changes in Net Assets (Unaudited) for the six months ended June 30, 2015	F-5
Condensed Consolidated Statements of Cash Flows (Unaudited) for the six months ended June 30, 2015 and 2014	F-6
Consolidated Schedule of Investments as of June 30, 2015 (Unaudited) and December 31, 2014	F-8
Notes to Condensed Consolidated Financial Statements (Unaudited)	F-72
Reports of Independent Registered Public Accounting Firms	F-91
Consolidated Balance Sheets as of December 31, 2014 and 2013	F-93
Consolidated Statements of Income for the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014, and the years ended December 31, 2013 and 2012	F-95
Consolidated Statements of Changes in Net Assets for the period from November 12, 2014 to December 31, 2014 and Consolidated Statements of Changes in Stockholders’ Equity for the period from January 1, 2014 to November 11, 2014 and the years ended December 31, 2013 and 2012	F-97
Consolidated Statements of Cash Flows for the period from November 12, 2014 to December 31, 2014 and the period January 1, 2014 to November 11, 2014 and the years ended December 31, 2013 and 2012	F-98
Consolidated Schedule of Investments as of December 31, 2014	F-101
Notes to Consolidated Financial Statements	F-133

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands, except for Per Share Data)

	June 30, 2015	December 31, 2014
	(Unaudited)	(Note 1)
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $147,654 and $131,093, respectively; includes $119,287 and $120,990, respectively, related to securitization trust VIE)	$136,924	$121,477
Controlled investments (cost of $13,172 and $18,065, respectively)	86,618	77,499
SBA guaranteed non-affiliate investments (cost of $2,253 and $28,057, respectively)	2,521	31,486
Investments in money market funds (cost of $226 and $3,000, respectively)	226	3,000
Total investments at fair value	226,289	233,462
Cash and cash equivalents	6,092	17,813
Restricted cash	18,498	15,389
Broker receivable	24,772	—
Due from related parties	3,992	3,190
Servicing assets, at fair value	11,275	9,483
Credits in lieu of cash	1,542	2,229
Other assets (includes $2,299 and $2,550, respectively, related to securitization trust VIE)	14,869	20,266
Total assets	$307,329	$301,832
LIABILITIES AND NET ASSETS
Liabilities:
Notes payable	$26,322	$43,023
Notes payable – Securitization trust VIE	72,312	79,520
Dividends payable	4,802	—
Notes payable – related parties	19,119	—
Due to related parties	3,204	2,867
Notes payable in credits in lieu of cash	1,542	2,229
Accounts payable, accrued expenses and other liabilities	10,404	7,775
Total liabilities	137,705	135,414
Commitments and contingencies (Note 8)
Net Assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 54,000 shares, 10,206 issued and outstanding at June 30, 2015 and December 31, 2014, not including 17 shares held in escrow)	205	205
Additional paid-in capital	162,646	165,532
Distributions in excess of net investment income	(7,294)	(2,523)
Net unrealized appreciation on investments	7,220	2,609
Net realized gains on investments	6,847	595
Total net assets	169,624	166,418
Total liabilities and net assets	$307,329	$301,832
Net asset value per common share	$16.62	$16.31

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except for Per Share Data)

	As a Business Development Company Three Months Ended June 30, 2015	Prior to becoming a Business Development Company Three Months Ended June 30, 2014	As a Business Development Company Six Months Ended June 30, 2015	Prior to becoming a Business Development Company Six Months Ended June 30, 2014
Investment income:
From non-affiliate investments
Interest income	$2,231	$—	$4,356	$—
Servicing income	1,068	—	2,111	—
Other income	464	—	859	—
Total investment income from non-affiliate investments	3,763	—	7,326	—
From controlled investments
Interest income	56	—	144	—
Dividend income	1,787	—	2,874	—
Other income	—	—	12	—
Total investment income from controlled investments	1,843	—	3,030	—
Total investment income	5,606	—	10,356	—
Operating revenues:
Electronic payment processing	—	23,163	—	44,690
Web hosting and design	—	4,114	—	8,101
Premium income	—	4,992	—	10,129
Interest income	—	1,568	—	3,129
Servicing fee income – NSBF portfolio	—	915	—	1,746
Servicing fee income – external portfolios	—	1,743	—	3,537
Income from tax credits	—	15	—	28
Insurance commissions	—	416	—	801
Other income	—	1,202	—	2,054
Total operating revenues	—	38,128	—	74,215
Net change in fair value of:
SBA loans	—	118	—	(1,147)
Credits in lieu of cash and notes payable in credits in lieu of cash	—	(1)	—	—
Total net change in fair value	—	117	—	(1,147)
Expenses:
Electronic payment processing costs	—	19,575	—	37,937
Salaries and benefits	3,133	6,823	6,156	13,301
Interest	1,728	3,589	3,084	5,225
Depreciation and amortization	85	896	170	1,751
Provision for loan losses	—	139	—	(66)
Other general and administrative costs	2,955	4,934	5,717	10,415
Total expenses	7,901	35,956	15,127	68,563
Net investment loss	(2,295)	—	(4,771)	—

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) – (continued)
(In Thousands, except for Per Share Data)

	As a Business Development Company Three Months Ended June 30, 2015	Prior to becoming a Business Development Company Three Months Ended June 30, 2014	As a Business Development Company Six Months Ended June 30, 2015	Prior to becoming a Business Development Company Six Months Ended June 30, 2014
Net realized and unrealized gain (loss):
Net realized gain on non-affiliate investments	7,340	—	15,039	—
Net unrealized depreciation on SBA guaranteed non-affiliate investments	(1,464)	—	(3,162)	—
Net unrealized depreciation on SBA unguaranteed non-affiliate investments	(470)	—	(1,136)	—
Net unrealized appreciation on controlled investments	2,019	—	9,519	—
Net unrealized depreciation on servicing assets	(256)	—	(612)	—
Net unrealized appreciation on credits in lieu of cash and notes payable in credits in lieu of cash	2	—	2	—
Net realized and unrealized gains	7,171	—	19,650	—
Income before income taxes	—	2,289		4,505
Net increase in net assets	$4,876	$—	$14,879	$—
Provision for income taxes	—	911	—	1,760
Net income	—	1,378	—	2,745
Net loss attributable to non-controlling interests	—	16	—	40
Net income attributable to Newtek Business Services Corp.	$—	$1,394	$—	$2,785
Weighted average common shares outstanding:
Basic	—	7,106	—	7,096
Diluted	—	7,695	—	7,692
Basic income per share	$—	$0.20	$—	$0.39
Diluted income per share	$—	$0.18	$—	$0.36
Net increase in net assets per share	$0.48	$—	$1.46	$—
Net investment loss per share	$(0.22)	$—	$(0.47)	$—
Dividends and distributions declared per common share	$0.47	$—	$0.86	$—
Weighted average shares outstanding	10,206	—	10,206	—

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(In Thousands)

	Number of Shares of Common Stock	Common Stock	Additional Paid-in Capital	Distributions in Excess of Net Investment Income	Net Unrealized Appreciation	Net Realized Gains	Total
Balance at December 31, 2014	10,206	$205	$165,532	$(2,523)	$2,609	$595	$166,418
Net increase in net assets	—	—	—	(4,771)	4,611	15,039	14,879
Distributions to stockholders	—	—	—	—	—	(8,787)	(8,787)
Consolidation of Texas Whitestone Group, LLC and CCC Real Estate Holdings Co., LLC(1)	—	—	(33)	—	—	—	(33)
Adjustment to 2014 offering costs	—	—	17	—	—	—	17
Reversal of deferred tax asset	—	—	(2,870)	—	—	—	(2,870)
Balance at June 30, 2015	10,206	$205	$162,646	$(7,294)	$7,220	$6,847	$169,624

(1)	During the quarter ended June 30, 2015 it was determined that Texas Whitestone Group, LLC and CCC Real Estate Holdings Co., LLC are controlled operating companies whose businesses consist of providing services to the Company.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In Thousands)

	As a Business Development Company Six Months Ended June 30, 2015	Prior to becoming a Business Development Company Six Months Ended June 30, 2014
Cash flows from operating activities:
Net increase in net assets/net income	$14,879	$2,745
Adjustments to reconcile net increase in net assets/net income to net cash provided by operating activities:
Net unrealized appreciation on controlled investments	(9,519)	—
Net unrealized depreciation on non-affiliate investments	4,298	—
Net unrealized depreciation on servicing assets	612	—
Realized gains on non-affiliate investments	(15,439)	—
Realized losses on non-affiliate investments	400	—
Income from tax credits	(6)	(28)
Amortization of deferred financing costs and debt discount related to debt refinancing	—	1,905
Accretion of interest expense	9	28
Fair value adjustments on SBA loans	—	1,147
Deferred income taxes	—	(565)
Depreciation and amortization	170	1,751
Purchase of loan from SBA	(703)	—
Funding of controlled investments	(200)	—
Originations of SBA guaranteed non-affiliate investments	(79,070)	—
Principal payments received from controlled investments	600	—
Proceeds from sale of SBA guaranteed non-affiliate investments	119,969	—
Originations of SBA unguaranteed non-affiliate investments	(24,441)	—
Payments received on SBA unguaranteed non-affiliate investments	7,792	—
Loss on sale of other real estate owned	(244)	—
Accretion of discount	101	285
Provision for loan losses	—	(66)
Other, net	688	1,091
Changes in operating assets and liabilities:
Net decrease in investments in money market funds	2,774	—
Originations of SBA loans held for sale	—	(67,037)
Proceeds from sale of SBA loans held for sale	—	68,322
Broker receivable	(24,772)	4,126
Due to/from related parties	(465)	—
Accounts receivable	121	700
Prepaid expenses, accrued interest receivable and other assets	2,773	4,132
Accounts payable, accrued expenses, other liabilities and deferred revenue	2,675	2,837
Change in restricted cash	2,835	(8,351)
Capitalized servicing assets	(2,404)	(1,670)
Net cash provided by operating activities	3,433	11,352
Cash flows from investing activities:
Investments in qualified businesses	—	(72)
Purchase of fixed assets and customer accounts	(70)	(895)
SBA loans originated for investment, net	—	(21,158)

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) – (continued)
(In Thousands)

	As a Business Development Company Six Months Ended June 30, 2015	Prior to becoming a Business Development Company Six Months Ended June 30, 2014
Payments received on SBA loans	—	5,095
Proceeds from sale of loan held for investment	—	500
Net cash used in investing activities	(70)	(16,530)
Cash flows from financing activities:
Net borrowings/(repayments) on bank lines of credit	(7,534)	1,635
Proceeds from term loan	—	10,000
Proceeds from related party line of credit	19,119	—
Payments on bank term note payable	(9,167)	(10,590)
Dividends paid	(3,985)	—
Payments on senior notes	(7,309)	(5,329)
Change in restricted cash related to securitization	(5,944)	6,412
Additions to deferred financing costs	(253)	(303)
Other, net	(11)	(154)
Net cash (used in) provided by financing activities	(15,084)	1,671
Net decrease in cash and cash equivalents	(11,721)	(3,507)
Cash and cash equivalents – beginning of period	17,813	12,508
Cash and cash equivalents – end of period	$6,092	$9,001
Supplemental disclosure of cash flow activities:
Non-cash operating, investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$696	$765
Increase in additional paid in capital attributable to deferred tax adjustment on vested stock	$—	$166
Foreclosed real estate acquired	$713	$—
Dividends declared	$4,802	$—
Reversal of deferred tax asset	$2,870	$—

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Advanced Medical Centers P.C. dba Advanced Skincare Medcenter	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2025	$337.5	$337.5	$275.1	0.16%
The Smiles Place LLC dba The Smile Place	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	283.9	272.3	0.16%
Anglin Cultured Stone Products, LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	281.8	239.4	0.14%
Thrifty Market, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	262.5	223.1	0.13%
All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	237.7	228.0	0.13%
BJ's Tavern, LLC and BJ's Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	212.5	203.0	0.12%
Jonathan E Nichols and Nichols Fire and Security, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	75.0	68.6	0.04%
Home Again Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	59.0	59.0	57.2	0.03%
Danny V, LLC dba Hugo's Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	54.0	47.9	0.03%
Summit Beverage Group, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2030	291.9	291.9	254.4	0.15%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	176.3	161.8	0.10%
North Atlanta RV Rentals, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/29/2025	144.3	144.3	115.0	0.07%
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	15.9	12.7	0.01%
Jihan Inc, dba ARCO AM/PM and Diana Inc dba Diana's Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	380.0	359.4	0.21%
CEM Autobody, LLC dba Dawn's Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	135.5	126.4	0.07%
SofRep, Inc. dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	66.3	52.8	0.03%
E & G Enterprises, LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	22.5	18.0	0.01%
TJU-DGT, Inc. dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	20.6	20.1	0.01%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.62%	6/25/2040	1,207.5	1,207.5	1,120.9	0.66%
Wolf Enviro Interests, LLC and Enviromax Services Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	246.5	217.9	0.13%
Amboy Group, LLC dba Tommy's Moloney's	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	454.0	447.7	0.26%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	22.5	19.3	0.01%
Northeast Arkansas Pizza, Inc. dba Domino’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2025	608.0	608.0	488.8	0.29%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	551.8	553.4	0.33%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	37.5	37.5	29.9	0.02%
Real Help, LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	53.1	50.1	0.03%
Balthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	15.8	15.5	0.01%
KRN Logistics, LLC, Newsome Trucking, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	543.5	473.8	0.28%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/19/2025	$100.0	$100.0	$92.8	0.05%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	14.9	11.9	0.01%
Inverted Healthcare Staffing of Florida, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	61.3	48.8	0.03%
Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	22.5	22.2	0.01%
Flooring Liquidators Co Borrowers Flooring Liquidators of Mt Kisco LL	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	437.5	416.6	0.25%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	87.1	85.4	0.05%
Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	130.5	104.0	0.06%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	338.8	279.5	0.16%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	290.3	291.1	0.17%
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	125.0	99.6	0.06%
Eldredge Tavern LLC dba Gonyea's Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	56.3	56.4	0.03%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	62.0	50.9	0.03%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	16.1	12.8	0.01%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	13.8	11.0	0.01%
Video Vault & Tanning LLC and Mosaic Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	90.5	90.4	0.05%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	125.0	100.7	0.06%
DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	62.8	50.0	0.03%
XCESSIVE THROTTLE, INC dba Jake's Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	8.3	6.6	—%
God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	67.3	58.3	0.03%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	9.0	7.4	—%
Douglas Posey and Sally Watkinson dba Audrey's Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	174.1	168.7	0.10%
Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	22.0	17.6	0.01%
Opes Campitor Corporation dba Frux Documents	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2025	16.5	16.5	13.4	0.01%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	717.3	717.3	584.7	0.34%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	257.1	233.6	0.14%
E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	89.3	88.0	0.05%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	65.0	52.4	0.03%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	5/8/2025	60.0	60.0	50.7	0.03%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	130.0	104.0	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
South Park Properties LLC and Midlothian Hardware LLC dba Gril	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	$170.2	$170.2	$169.5	0.10%
200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	494.6	490.4	0.29%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	23.6	23.6	23.5	0.01%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	79.7	79.7	79.9	0.05%
Eastern Energy Systems Inc and Solar Town LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/30/2025	74.5	74.5	60.1	0.04%
Capitol Compliance Associates Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2025	15.8	15.8	12.6	0.01%
RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	88.3	88.3	70.4	0.04%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	14.9	14.9	11.9	0.01%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.4	22.4	18.9	0.01%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.4	22.4	17.8	0.01%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.4	22.4	17.8	0.01%
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.2	44.2	35.2	0.02%
Carolina Beefs, LLC dba Beef O'Brady's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.4	19.4	15.4	0.01%
Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/3/2029	135.6	135.6	113.3	0.07%
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.6	73.6	69.4	0.04%
T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	797.9	797.9	730.2	0.43%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	758.3	679.7	0.40%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	427.5	427.5	380.4	0.22%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	250.0	239.5	0.14%
Quest Logic Investments LLC and Kleiner Investments LLC dba Dairy Quee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	22.2	22.2	21.9	0.01%
Jatcoia 60056, LLC dba Style Encore	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	21.7	21.7	19.7	0.01%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	123.5	123.5	108.2	0.06%
Delta Aggrigate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	90.0	88.7	0.05%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,222.9	1,222.9	975.0	0.57%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,037.2	1,037.2	923.0	0.54%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	300.9	300.9	301.7	0.18%
South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.1	155.1	151.9	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Balthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	$121.7	$121.7	$120.0	0.07%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	105.2	105.2	93.8	0.06%
Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	128.4	128.4	113.6	0.07%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	53.8	53.8	53.8	0.03%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	807.6	807.6	798.9	0.47%
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.2	22.2	17.7	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	11.9	11.9	9.4	0.01%
CML RW Security, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/20/2025	567.9	567.9	452.7	0.27%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.2	112.2	111.0	0.07%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.8	42.8	40.1	0.02%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.2	85.2	85.4	0.05%
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	160.3	160.3	148.8	0.09%
Gurtej Singh and Ranjit Kaur dba Food Fair Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/18/2025	22.2	22.2	17.7	0.01%
BND Sebastian Limited Liability Company and Sebastian Fitness L	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.0	172.0	166.4	0.10%
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.0	91.0	86.4	0.05%
Firm Foundations Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/13/2025	80.2	80.2	78.6	0.05%
Summit Treatment Services Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2025	22.2	22.2	18.5	0.01%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.2	191.2	177.5	0.10%
Luigi's on Main LLC and Luigi's Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.1	11.1	10.9	0.01%
Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	934.4	934.4	786.5	0.46%
J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	85.7	85.7	73.9	0.04%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	62.1	62.1	50.1	0.03%
Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	55.6	55.6	45.2	0.03%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,244.5	1,244.5	1,248.0	0.74%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	65.1	65.1	63.4	0.04%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.2	12.2	9.7	0.01%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.7	61.7	56.8	0.03%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	73.0	73.0	63.4	0.04%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc. dba T	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	170.8	170.8	157.7	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	$490.3	$490.3	$491.7	0.29%
Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.0	66.0	62.2	0.04%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	224.1	224.1	203.9	0.12%
Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	80.0	80.0	65.1	0.04%
Limameno LLC dba Sal's Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	81.2	81.2	67.1	0.04%
DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2025	21.9	21.9	18.2	0.01%
Palmabak Inc dba Mami Nora's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	20.9	20.9	20.2	0.01%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.1	8.1	6.5	—%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	245.3	245.3	219.3	0.13%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	132.0	132.0	129.4	0.08%
First Prevention and Dialysis Center LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.2	273.2	248.1	0.15%
Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	216.8	216.8	201.2	0.12%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	102.9	102.9	101.3	0.06%
Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,195.4	1,195.4	1,192.9	0.70%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	526.4	526.4	465.9	0.27%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	496.3	496.3	496.5	0.29%
401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	473.5	456.2	0.27%
Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	237.3	237.3	237.3	0.14%
Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	161.1	161.1	147.4	0.09%
Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	151.2	151.2	127.2	0.07%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Ha	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	181.7	181.7	152.5	0.09%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,212.5	1,212.5	964.4	0.57%
B.S. Ventures LLC dba Dink's Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.4	53.4	53.0	0.03%
Will Zac Management LLC dba Papa John's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	47.2	47.2	46.5	0.03%
MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	45.7	45.7	36.9	0.02%
B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	163.3	163.3	149.4	0.09%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	387.5	387.5	328.2	0.19%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	11.8	11.8	10.1	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	$137.4	$137.4	$123.4	0.07%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	224.3	224.3	196.0	0.12%
The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	52.8	52.8	44.3	0.03%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	21.7	21.7	17.0	0.01%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	227.0	227.0	226.4	0.13%
Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	211.8	211.8	169.3	0.10%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	147.4	147.4	136.7	0.08%
Stormrider Inc dba Shirley's Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	144.4	144.4	113.3	0.07%
DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	12.7	12.7	12.1	0.01%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	739.4	739.4	589.9	0.35%
Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	40.4	40.4	31.7	0.02%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	118.9	118.9	114.6	0.07%
MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	67.9	67.9	60.7	0.04%
JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	203.9	203.9	188.8	0.11%
Joey O's LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	8.7	8.7	6.8	—%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	14.4	14.4	11.3	0.01%
Frontier Bulk Solution LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/31/2024	1,195.2	1,195.2	994.3	0.59%
Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	474.1	474.1	454.3	0.27%
M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	19.4	19.4	15.1	0.01%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	155.1	155.1	151.0	0.09%
Kantz LLC and Kantz Auto LLC dba Kantz's Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	67.4	67.4	64.3	0.04%
Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	89.6	89.6	82.9	0.05%
185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	160.6	160.6	155.5	0.09%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	88.2	88.2	79.3	0.05%
3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fit	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	125.5	125.5	105.9	0.06%
One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	19.6	19.6	15.4	0.01%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,243.2	1,243.2	1,243.6	0.73%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	$246.4	$246.4	$208.3	0.12%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	179.6	179.6	149.9	0.09%
DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	100.7	100.7	97.9	0.06%
Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.2	18.2	16.2	0.01%
Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	88.8	88.8	81.8	0.05%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	59.4	59.4	56.3	0.03%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	125.2	125.2	120.8	0.07%
Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	89.0	89.0	86.4	0.05%
Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	538.8	491.0	0.29%
Roccos LLC and Sullo Pantalone Inc dba Rocco's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	252.7	252.7	231.6	0.14%
Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	98.8	98.8	97.5	0.06%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC dba The	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	508.0	508.0	508.0	0.30%
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	322.2	322.2	322.3	0.19%
Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	727.5	727.5	702.0	0.41%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	594.6	594.6	570.5	0.34%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	56.8	56.8	56.8	0.03%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	21.4	21.4	17.7	0.01%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	447.1	447.1	388.7	0.23%
North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	157.4	157.4	151.4	0.09%
R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	297.7	297.7	296.8	0.17%
Andrene's LLC dba Andrene's Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	36.0	36.0	28.4	0.02%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	402.6	402.6	398.1	0.23%
Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	40.5	40.5	31.8	0.02%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	143.8	143.8	143.8	0.08%
Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	55.4	55.4	43.4	0.03%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	422.8	422.8	404.8	0.24%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	259.1	259.1	219.7	0.13%
RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	157.1	157.1	148.3	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	$1,235.2	$1,235.2	$1,190.6	0.70%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	598.5	598.5	473.2	0.28%
B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	76.0	76.0	58.9	0.03%
Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	49.3	49.3	40.1	0.02%
Delta Aggrigate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	892.7	892.7	892.8	0.53%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	126.4	126.4	124.3	0.07%
Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	38.9	38.9	30.5	0.02%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	114.3	114.3	99.2	0.06%
Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	50.9	50.9	47.1	0.03%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,209.7	1,209.7	1,151.3	0.68%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach db	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	427.1	427.1	427.1	0.25%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	148.7	148.7	126.7	0.07%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	143.9	143.9	143.9	0.08%
Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	117.2	117.2	91.9	0.05%
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	186.2	186.2	185.6	0.11%
Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	707.2	707.2	692.2	0.41%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	368.8	368.8	318.7	0.19%
AGV Enterprises LLC dba Jet's Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	51.4	51.4	41.6	0.02%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.2	22.2	22.2	0.01%
L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	21.1	21.1	16.9	0.01%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	148.0	148.0	146.5	0.09%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	99.1	99.1	94.5	0.06%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	143.5	143.5	124.3	0.07%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	863.6	863.6	854.6	0.50%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	619.5	619.5	544.4	0.32%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	474.9	474.9	411.4	0.24%
AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	204.6	204.6	204.0	0.12%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	93.0	93.0	89.5	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	$49.4	$49.4	$41.4	0.02%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	316.6	316.6	301.2	0.18%
JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	134.1	134.1	129.5	0.08%
Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	102.8	102.8	91.5	0.05%
Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	468.4	468.4	448.5	0.26%
RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.0	8.0	6.4	—%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Val	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	229.6	229.6	218.5	0.13%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D'urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	309.4	309.4	294.3	0.17%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	905.2	905.2	905.1	0.53%
Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	823.8	823.8	820.2	0.48%
Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	56.2	56.2	55.2	0.03%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	114.0	114.0	96.4	0.06%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	66.5	66.5	66.5	0.04%
Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	247.5	247.5	231.7	0.14%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	20.9	20.9	17.3	0.01%
Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	54.6	54.6	51.2	0.03%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	49.0	49.0	45.0	0.03%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	20.8	20.8	19.2	0.01%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	927.2	927.2	927.1	0.55%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	120.8	120.8	96.5	0.06%
EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	17.7	17.7	14.8	0.01%
Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	55.4	55.4	43.9	0.03%
USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	142.0	142.0	140.0	0.08%
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc (OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	132.9	132.9	132.8	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	162.8	162.8	149.9	0.09%
Moochie's LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	94.0	94.0	76.1	0.04%
The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	88.6	88.6	84.2	0.05%
AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	115.2	115.2	115.2	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	$57.4	$57.4	$51.1	0.03%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	458.7	458.7	361.1	0.21%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP dba Golden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	74.2	74.2	71.8	0.04%
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.4	20.4	20.4	0.01%
Island Wide Realty LLC and Long Island Partners, Inc. dba Realty Execu	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	101.9	101.9	101.8	0.06%
Aiello's Pizzeria LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	39.2	39.2	32.6	0.02%
Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	170.9	170.9	139.6	0.08%
Family Ties Supply Corp dba Best Cookies & More dba Cookie Factory Out	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/16/2024	49.5	49.5	38.8	0.02%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	72.2	72.2	71.0	0.04%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	133.9	133.9	129.8	0.08%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	683.1	683.1	666.8	0.39%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	439.6	439.6	424.6	0.25%
Dantanna's Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	151.3	151.3	127.7	0.08%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	133.9	133.9	132.6	0.08%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	115.2	115.2	98.8	0.06%
Little People's Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	100.4	100.4	90.7	0.05%
Little People's Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	91.0	91.0	82.2	0.05%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	419.2	419.2	401.5	0.24%
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	124.1	124.1	116.1	0.07%
TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2024	269.3	269.3	219.8	0.13%
Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	188.8	188.8	188.8	0.11%
Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	130.5	130.5	118.1	0.07%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	142.2	142.2	131.2	0.08%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	487.0	487.0	486.8	0.29%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	108.6	108.6	108.6	0.06%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	35.5	35.5	31.6	0.02%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	999.2	999.2	894.0	0.53%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	$400.6	$400.6	$397.9	0.23%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	213.3	213.3	192.5	0.11%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	218.8	218.8	218.7	0.13%
Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	154.2	154.2	147.5	0.09%
Onofrio's Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	68.4	68.4	63.4	0.04%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	132.7	132.7	119.8	0.07%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	408.2	408.2	383.3	0.23%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	317.1	317.1	282.9	0.17%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	209.7	209.7	193.3	0.11%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	206.3	206.3	190.8	0.11%
Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	144.0	144.0	138.3	0.08%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	138.1	138.1	138.0	0.08%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	253.2	253.2	208.8	0.12%
Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	820.7	820.7	660.5	0.39%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC db	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	97.3	97.3	92.8	0.05%
Awesome Pets II Inc dba Mellisa's Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	76.1	76.1	63.5	0.04%
Robert Star Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/5/2024	42.3	42.3	41.6	0.02%
Atlas Mountain Construction LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	14.8	14.8	14.4	0.01%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	126.3	126.3	123.5	0.07%
3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Cloc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	381.4	381.4	320.9	0.19%
JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	125.9	125.9	108.0	0.06%
Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	19.5	19.5	19.4	0.01%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	883.1	883.1	847.2	0.50%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	674.5	674.5	670.2	0.40%
S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michiga	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	17.0	17.0	14.8	0.01%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney's	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	592.9	592.9	588.0	0.35%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	314.2	314.2	299.6	0.18%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	$214.2	$214.2	$204.7	0.12%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	178.3	178.3	171.7	0.10%
AIP Enterprises LLC and Spider's Web Inc dba Black Widow Harley-Davids	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/20/2038	937.8	937.8	943.7	0.56%
Mosley Auto Group LLC dba America's Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	215.8	215.8	214.9	0.13%
Kurtis Sniezek dba Wolfe's Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	86.6	86.6	87.6	0.05%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc., T	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	541.0	541.0	522.5	0.31%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	12.8	12.8	11.7	0.01%
TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	394.7	394.7	383.1	0.23%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	47.9	47.9	45.7	0.03%
TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	16.6	16.6	15.1	0.01%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	190.5	190.5	190.1	0.11%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	407.4	407.4	410.4	0.24%
DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	135.2	135.2	136.7	0.08%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	486.1	486.1	446.2	0.26%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	101.5	101.5	94.6	0.06%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	345.0	345.0	316.6	0.19%
BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	74.4	74.4	73.6	0.04%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	59.4	59.4	52.3	0.03%
TNDV: Television LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	11/26/2038	246.8	246.8	240.4	0.14%
Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/26/2023	148.3	148.3	142.7	0.08%
Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	110.3	110.3	96.0	0.06%
AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	14.0	14.0	12.0	0.01%
Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,216.1	1,216.1	1,121.3	0.66%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	40.5	40.5	35.6	0.02%
Kup's Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	385.9	385.9	386.2	0.23%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	66.3	66.3	58.5	0.03%
Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	7.4	7.4	6.4	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Armin and Kian Inc dba The UPS Store 3714	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/13/2023	$50.0	$50.0	$42.9	0.03%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	61.1	61.1	61.8	0.04%
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	920.5	920.5	888.2	0.52%
Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	579.4	579.4	545.9	0.32%
1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	206.4	206.4	205.1	0.12%
Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	133.7	133.7	132.1	0.08%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	38.7	38.7	37.8	0.02%
Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	644.0	644.0	648.7	0.38%
New Image Building Services Inc. dba New Image Repair Services; The Ma	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	290.6	290.6	260.0	0.15%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	7.8	7.8	6.7	—%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	239.1	239.1	228.5	0.13%
Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	211.9	211.9	205.4	0.12%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	76.8	76.8	68.7	0.04%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	22.6	22.6	21.3	0.01%
Shepher Distr's and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	908.2	908.2	900.2	0.53%
Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	667.1	667.1	628.6	0.37%
Cencon Properties LLC and Central Connecticut Warehousing Company, In	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	334.4	334.4	335.9	0.20%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	314.4	314.4	308.3	0.18%
Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	304.6	304.6	300.1	0.18%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	216.9	216.9	209.7	0.12%
Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	116.7	116.7	118.0	0.07%
AGS Talcott Partners, Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/30/2023	102.5	102.5	88.0	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool -	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	94.6	94.6	89.9	0.05%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	734.2	734.2	708.3	0.42%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	324.7	324.7	317.5	0.19%
Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	55.4	55.4	54.9	0.03%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	449.4	449.4	454.3	0.27%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	236.0	236.0	222.1	0.13%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	$97.0	$97.0	$98.1	0.06%
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	49.7	49.7	50.2	0.03%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	87.4	87.4	83.5	0.05%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	12.1	12.1	10.3	0.01%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	260.5	260.5	254.6	0.15%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	40.5	40.5	35.8	0.02%
Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	108.8	108.8	105.4	0.06%
Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	14.2	14.2	12.6	0.01%
Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	136.1	136.1	121.5	0.07%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	378.5	378.5	335.4	0.20%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	50.9	50.9	47.6	0.03%
Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	120.4	120.4	118.7	0.07%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center, I	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	38.3	38.3	38.7	0.02%
B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	47.1	47.1	40.7	0.02%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	216.0	216.0	208.7	0.12%
IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	593.9	593.9	536.9	0.32%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	593.6	593.6	563.6	0.33%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	167.3	167.3	162.2	0.10%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	112.5	112.5	108.5	0.06%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	37.4	37.4	35.8	0.02%
Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	162.0	162.0	139.0	0.08%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	70.3	70.3	69.7	0.04%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	16.9	16.9	15.1	0.01%
Jatcoia, LLC dba Plato's Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	49.3	49.3	48.2	0.03%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	336.7	336.7	320.8	0.19%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	19.6	19.6	17.2	0.01%
Blacknorange2 LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2023	152.0	152.0	131.0	0.08%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	81.0	81.0	79.6	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	$183.5	$183.5	$176.4	0.10%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	9.6	9.6	9.6	0.01%
Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	89.8	89.8	89.4	0.05%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	75.2	75.2	72.6	0.04%
Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	33.1	33.1	33.5	0.02%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	46.1	46.1	38.9	0.02%
Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	130.6	130.6	129.4	0.08%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	116.7	116.7	117.9	0.07%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	94.1	94.1	95.1	0.06%
Emerald Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	61.5	61.5	54.5	0.03%
Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	729.5	729.5	666.0	0.39%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	881.2	881.2	878.5	0.52%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	801.2	801.2	800.8	0.47%
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	292.3	292.3	254.7	0.15%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	883.4	883.4	888.2	0.52%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	182.0	182.0	172.2	0.10%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	179.6	179.6	177.1	0.10%
Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	5/31/2023	372.0	372.0	349.4	0.21%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	255.8	255.8	224.7	0.13%
Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	155.6	155.6	150.0	0.09%
RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	157.8	157.8	135.3	0.08%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD and	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	53.6	53.6	49.3	0.03%
Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	52.4	52.4	44.9	0.03%
Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	14.4	14.4	12.4	0.01%
Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	100.3	100.3	91.0	0.05%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	122.5	122.5	123.8	0.07%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	528.6	528.6	510.3	0.30%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	82.8	82.8	71.8	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	$192.4	$192.4	$178.3	0.11%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	66.7	66.7	60.0	0.04%
SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Loan	6%	4/19/2023	30.5	30.5	28.9	0.02%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	145.2	145.2	146.7	0.09%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	458.4	458.4	463.2	0.27%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads;	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	322.4	322.4	302.6	0.18%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	119.6	119.6	113.9	0.07%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	316.7	316.7	312.4	0.18%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	245.8	245.8	245.6	0.14%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	180.4	180.4	177.9	0.10%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	14.4	14.4	13.3	0.01%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	515.8	515.8	496.1	0.29%
Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	64.8	64.8	63.6	0.04%
M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	240.0	240.0	227.3	0.13%
Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	65.9	65.9	57.9	0.03%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	150.4	150.4	149.0	0.09%
Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	46.7	46.7	44.9	0.03%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	434.0	434.0	401.6	0.24%
N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar's Chocolates	Food Manufacturing	Term Loan	Prime plus 2.75%	3/15/2038	124.2	124.2	125.5	0.07%
Golden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	110.4	110.4	108.4	0.06%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	24.2	24.2	24.5	0.01%
River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	455.1	455.1	443.9	0.26%
Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	86.1	86.1	73.8	0.04%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	82.6	82.6	81.1	0.05%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	48.9	48.9	48.3	0.03%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	101.8	101.8	100.1	0.06%
Orient Express, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	69.0	69.0	58.1	0.03%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	119.7	119.7	121.0	0.07%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	12.3	12.3	12.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	$247.0	$247.0	$238.7	0.14%
EZ Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/31/2023	123.5	123.5	110.5	0.07%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	422.9	422.9	410.0	0.24%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	479.6	479.6	491.2	0.29%
WI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	245.0	245.0	235.6	0.14%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	79.0	79.0	73.4	0.04%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	416.0	416.0	415.8	0.25%
Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2022	37.4	37.4	34.6	0.02%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restauran	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	495.7	495.7	507.6	0.30%
Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/27/2022	135.1	135.1	135.1	0.08%
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	53.4	53.4	50.7	0.03%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	347.8	347.8	331.7	0.20%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	182.9	182.9	175.6	0.10%
The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	18.2	18.2	18.2	0.01%
G.M. Pop's, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen and D	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	103.0	103.0	97.0	0.06%
Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2022	34.1	34.1	34.1	0.02%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	300.0	300.0	278.0	0.16%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	273.6	273.6	276.7	0.16%
Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	130.3	130.3	126.1	0.07%
214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	146.7	146.7	145.8	0.09%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	213.4	213.4	217.7	0.13%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	176.7	176.7	177.5	0.10%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	7.8	7.8	7.2	—%
DRV Enterprise, Inc. dba Cici's Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	51.0	51.0	51.0	0.03%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	221.7	221.7	212.6	0.13%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	91.7	91.7	93.9	0.06%
Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	13.6	13.6	12.9	0.01%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	171.5	171.5	174.0	0.10%
PGH Groceries LLC DBA The Great American Super	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/19/2037	65.6	65.6	66.2	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	$16.8	$16.8	$16.8	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	17.8	17.8	16.8	0.01%
Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	253.4	253.4	248.8	0.15%
Big Apple Entertainment Partners, LLC d/b/a Ripley's Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	146.5	146.5	135.7	0.08%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	47.5	47.5	47.5	0.03%
LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	647.1	647.1	662.5	0.39%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	204.0	204.0	189.0	0.11%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	146.0	146.0	142.2	0.08%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	59.8	59.8	59.8	0.04%
Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	674.0	674.0	665.3	0.39%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo's Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	175.8	175.8	176.0	0.10%
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	239.5	239.5	239.2	0.14%
O'Rourkes Diner LLC dba O'Rourke's Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	62.2	62.2	61.8	0.04%
AdLarge Media LLC dba AdLarge Media LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2022	196.8	196.8	182.3	0.11%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	15.3	15.3	14.2	0.01%
Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	348.3	348.3	356.6	0.21%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	120.9	120.9	120.8	0.07%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	12.9	12.9	12.7	0.01%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	270.8	270.8	265.3	0.16%
Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	341.3	341.3	348.7	0.21%
Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	145.1	145.1	139.8	0.08%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	82.8	82.8	80.8	0.05%
Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	11.4	11.4	11.0	0.01%
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	40.6	40.6	40.5	0.02%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	932.4	932.4	913.3	0.54%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	272.2	272.2	272.0	0.16%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	105.8	105.8	101.7	0.06%
Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	148.1	148.1	148.0	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	$65.8	$65.8	$66.5	0.04%
KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	37.9	37.9	35.2	0.02%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	15.5	15.5	14.4	0.01%
TNDV: Television LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/13/2022	97.7	97.7	94.5	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	138.8	138.8	138.1	0.08%
5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	114.5	114.5	115.8	0.07%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	59.3	59.3	59.7	0.04%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	27.4	27.4	27.4	0.02%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	104.0	104.0	100.1	0.06%
Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	267.3	267.3	271.8	0.16%
Tracey Vita-Morris dba Tracey Vita's School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	17.1	17.1	15.8	0.01%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	563.6	563.6	558.5	0.33%
Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	416.3	416.3	406.6	0.24%
Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	359.0	359.0	367.4	0.22%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	99.1	99.1	98.2	0.06%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	6.2	6.2	6.0	—%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	172.2	172.2	163.6	0.10%
Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	422.7	422.7	409.8	0.24%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	12.2	12.2	11.8	0.01%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	345.7	345.7	320.7	0.19%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	208.6	208.6	211.8	0.12%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	139.5	139.5	129.2	0.08%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	716.5	716.5	733.0	0.43%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	90.1	90.1	86.5	0.05%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,007.8	1,007.8	979.3	0.58%
BCD Holdings, LLC and H-MA, LLC d/b/a/Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	324.7	324.7	302.9	0.18%
ATC Fitness, LLC d/b/a Around the C	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	7.5	7.5	7.1	—%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	708.9	708.9	708.3	0.42%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	$463.8	$463.8	$477.9	0.28%
K's Salon 1, LLC d/b/a K's Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	53.1	53.1	51.2	0.03%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs dba Pion	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	180.0	180.0	180.6	0.11%
GP Enterprises LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	678.5	678.5	699.1	0.41%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	487.3	487.3	502.2	0.30%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	172.7	172.7	169.2	0.10%
Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2021	94.0	94.0	93.6	0.06%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	349.6	349.6	347.3	0.20%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	137.2	137.2	138.1	0.08%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	268.8	268.8	269.8	0.16%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	44.6	44.6	44.7	0.03%
MRM Supermarkets, Inc. dba Constantin's Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	98.3	98.3	95.1	0.06%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	41.5	41.5	40.2	0.02%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	15.9	15.9	15.9	0.01%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	726.1	726.1	709.3	0.42%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	211.1	211.1	211.3	0.12%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	127.6	127.6	130.8	0.08%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	77.2	77.2	79.5	0.05%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	26.3	26.3	27.1	0.02%
Big Apple Entertainment Partners, LLC dba Ripley's Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	743.3	743.3	715.8	0.42%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	392.1	392.1	403.4	0.24%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	43.7	43.7	42.6	0.03%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	190.9	190.9	183.8	0.11%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	549.6	549.6	547.3	0.32%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	397.1	397.1	394.5	0.23%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	15.2	15.2	15.6	0.01%
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	123.7	123.7	126.2	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	$122.4	$122.4	$122.8	0.07%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	93.6	93.6	96.2	0.06%
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	39.2	39.2	40.4	0.02%
LaHoBa, LLC d/b/a Papa John's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	71.2	71.2	73.4	0.04%
Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	8.8	8.8	8.8	0.01%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	229.2	229.2	232.8	0.14%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	323.6	323.6	333.2	0.20%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	41.5	41.5	42.6	0.03%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	169.2	169.2	162.8	0.10%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	305.5	305.5	306.3	0.18%
Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/15/2036	170.7	170.7	174.5	0.10%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	236.3	236.3	238.8	0.14%
Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	19.3	19.3	19.4	0.01%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	415.5	415.5	424.8	0.25%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	42.3	42.3	40.8	0.02%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	11.1	11.1	11.1	0.01%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	141.3	141.3	139.3	0.08%
MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2021	30.3	30.3	29.2	0.02%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	126.7	126.7	130.4	0.08%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	117.1	117.1	120.6	0.07%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	118.9	118.9	122.5	0.07%
3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/13/2036	155.7	155.7	157.5	0.09%
Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/4/2021	411.0	411.0	410.3	0.24%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	2.5	2.5	2.5	—%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	67.7	67.7	67.4	0.04%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	14.2	14.2	14.6	0.01%
Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	37.4	37.4	36.0	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/11/2036	$18.1	$18.1	$18.6	0.01%
Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	6.2	6.2	6.2	—%
Key Products I&II, Inc. dba Dunkin' Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	99.9	99.9	97.0	0.06%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	43.5	43.5	43.8	0.03%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	56.0	56.0	57.5	0.03%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	28.4	28.4	29.2	0.02%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	103.4	103.4	106.4	0.06%
Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/28/2021	7.9	7.9	7.6	—%
Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/24/2021	64.8	64.8	62.4	0.04%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	95.6	95.6	96.8	0.06%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	4.7	4.7	4.6	—%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	172.7	172.7	178.4	0.11%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	68.0	68.0	70.2	0.04%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	25.2	25.2	25.9	0.02%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	40.4	40.4	40.6	0.02%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	30.9	30.9	31.9	0.02%
Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/19/2035	44.7	44.7	46.1	0.03%
Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	21.9	21.9	21.2	0.01%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	135.2	135.2	138.4	0.08%
R2 Tape, Inc. dba Presto Tape and Michael J. and Joyce Speeney	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	137.5	137.5	137.0	0.08%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	26.5	26.5	26.7	0.02%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	133.3	133.3	137.7	0.08%
Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/4/2035	111.8	111.8	115.4	0.07%
Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	178.2	178.2	179.0	0.11%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	206.4	204.3	213.0	0.13%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	11.1	11.1	10.9	0.01%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	55.1	55.1	51.9	0.03%
Adams & Hancock LLC dba Brightstar Overland Park & Jordon & Pippen, LL	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2020	7.4	7.4	7.5	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	$123.4	$123.4	$121.2	0.07%
Dirk's Trucking, L.L.C. dba Dirk's Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	10.7	10.7	10.6	0.01%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	382.8	382.8	389.1	0.23%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	105.7	105.7	103.6	0.06%
Rudy & Louise Chavez dba Clyde's Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	45.3	45.3	46.7	0.03%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	4.0	4.0	4.0	—%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	35.6	35.6	34.9	0.02%
Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	10.7	10.7	11.0	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	23.9	23.9	23.4	0.01%
Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	47.0	47.0	48.5	0.03%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	23.8	23.8	23.6	0.01%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	68.0	68.0	69.8	0.04%
Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2035	94.5	94.5	97.5	0.06%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	29.0	29.0	27.9	0.02%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	67.3	67.3	69.5	0.04%
WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	13.9	13.9	13.7	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	16.4	16.4	16.4	0.01%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	12.2	12.2	12.0	0.01%
Emotion in Motion Dance Center Limited Liability Company dba Emotio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/25/2020	2.4	2.4	2.4	—%
H.H. Leonards Trust and Potomac Fund LLC and The 2020 O Street Corpora	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	22.1	22.1	22.2	0.01%
B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	218.4	218.4	223.9	0.13%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	85.0	85.0	86.7	0.05%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	39.7	39.7	39.4	0.02%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	41.1	41.1	41.9	0.02%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	4.3	4.3	4.2	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	3.5	3.5	3.4	—%
Atlanta Vascular Research Organization, Inc dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	14.4	14.4	14.5	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	21.3	21.3	20.9	0.01%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	182.8	182.8	187.1	0.11%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	$102.9	$102.9	$102.0	0.06%
Clearbay Enterprises, Inc dba First Class Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/30/2034	53.1	53.1	54.7	0.03%
New Economic Methods LLC dba Rita's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	1.0	1.0	1.0	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	3.5	3.5	3.4	—%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	8.4	8.4	8.2	—%
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	8.1	8.1	8.0	—%
Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	68.5	68.5	70.3	0.04%
Adams and Hancock, LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2020	19.8	19.8	19.8	0.01%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	7.2	7.2	7.1	—%
Lahoba, LLC dba Papa John's Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	37.8	37.8	39.0	0.02%
Music Mountain Water Company,LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	98.4	98.4	98.8	0.06%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	89.8	89.8	90.6	0.05%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	31.3	31.3	31.1	0.02%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	4.7	4.7	4.8	—%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	51.7	51.7	53.3	0.03%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	5.2	5.2	5.2	—%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	29.4	29.4	29.2	0.02%
Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	130.6	130.6	134.9	0.08%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	134.6	134.6	135.1	0.08%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	20.5	20.5	20.5	0.01%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	0.9	0.9	0.9	—%
Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	8.3	8.3	8.3	—%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	5.1	5.1	5.1	—%
Carnagron LLC dba GearBling	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/1/2018	2.8	2.8	2.8	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	3.3	3.3	3.3	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	2.3	2.3	2.3	—%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	168.7	168.7	166.2	0.10%
Peter Thomas Roth Labs LL	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	166.1	166.1	165.8	0.10%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	35.2	35.2	35.2	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	$30.8	$30.8	$28.7	0.02%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	31.3	31.3	31.3	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	53.7	53.7	53.6	0.03%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	8.0	8.0	7.9	—%
Beer Table, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2018	3.0	3.0	3.0	—%
D & D's Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	53.9	53.9	55.5	0.03%
Daniel S. Fitzpatrick dba Danny's Mobile Appearance Reconditioning Ser	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	3.2	3.2	3.2	—%
Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	16.8	16.8	16.8	0.01%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	77.6	77.6	80.1	0.05%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	72.2	72.2	72.3	0.04%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	77.3	77.3	77.3	0.05%
Saan M.Saelee dba Saelee's Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	3.3	3.3	3.3	—%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	32.4	32.4	32.4	0.02%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	3.9	3.9	3.9	—%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	39.3	39.3	40.2	0.02%
Seo's Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	2.6	2.6	2.4	—%
Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	341.5	341.5	342.4	0.20%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	13.6	13.6	13.6	0.01%
Ameritocracy, Inc dba Ben and Jerry's	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/18/2017	48.5	48.5	48.6	0.03%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	8.4	8.4	8.4	—%
Timothy S. Strange dba Strange's Mobile Apperance Reconditioning Servi	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	2.1	2.1	2.1	—%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	28.2	28.2	28.2	0.02%
Tammy's Bakery, Inc. dba Tammy's Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	22.6	22.6	22.7	0.01%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	5.6	5.6	5.6	—%
The Design Shop, LLC	Textile Mills	Term Loan	Prime plus 2.75%	11/27/2027	186.9	186.9	191.3	0.11%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	1.9	1.9	1.7	—%
Kings Laundry,LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	19.2	19.2	19.2	0.01%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	4.2	4.2	4.2	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	4.1	4.1	4.2	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	$3.5	$3.5	$3.5	—%
Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	2.1	2.1	2.1	—%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	13.0	13.0	13.3	0.01%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	72.4	72.4	64.9	0.04%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	13.9	13.9	13.9	0.01%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	7.5	7.5	7.5	—%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	38.1	38.1	38.1	0.02%
Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2017	2.3	2.3	2.3	—%
Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	198.3	198.3	197.2	0.12%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	2.6	2.6	2.6	—%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	36.6	36.6	37.3	0.02%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	1.3	1.3	1.3	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	1.0	1.0	0.8	—%
No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	1.2	1.2	1.2	—%
Zeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	1.8	1.8	1.8	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	2.2	2.2	2.2	—%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	206.8	206.8	211.5	0.12%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	4.5	4.5	4.5	—%
Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	3.7	3.7	3.7	—%
Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2017	0.3	0.3	0.3	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	2.3	2.3	2.3	—%
Jojan, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	40.2	40.2	40.0	0.02%
Misri Liquors, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2016	13.4	13.4	13.4	0.01%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	0.6	0.6	0.6	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	0.7	0.7	0.7	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	36.6	36.6	36.6	0.02%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	2.1	2.1	2.1	—%
A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2016	1.3	1.3	1.3	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	5.2	5.2	5.2	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	$0.8	$0.8	$0.8	—%
It's A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	26.4	26.4	26.3	0.02%
Pro Levin Yoga, Incorporated d.b.a. Bikram's Yoga College of India Sug	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	2.0	2.0	2.0	—%
Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/5/2016	1.1	1.1	1.1	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	0.9	0.9	0.6	—%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	175.2	175.2	179.5	0.11%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	9.6	9.6	9.9	0.01%
Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/12/2016	0.9	0.9	0.9	—%
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	0.2	0.2	0.2	—%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	12/1/2015	831.2	831.2	831.9	0.49%
Tuan D. Dang, OD, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.25%	12/7/2015	5.8	5.8	5.8	—%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	3.6	3.6	3.7	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	1/15/2016	3.5	3.5	3.5	—%
Polaris Press, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/29/2015	0.1	0.1	0.1	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	66.3	66.3	68.2	0.04%
Jenchad, Inc and Chadjen, Inc	Repair and Maintenance	Term Loan	Prime plus 2.125%	4/7/2025	41.8	41.8	41.4	0.02%
Pedzik's Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	9.6	9.6	9.9	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	16.5	16.5	16.8	0.01%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	4.2	4.2	4.3	—%
McCallister Venture Group, LLC and Maw's Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	12.5	12.5	12.8	0.01%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	3.3	3.3	3.3	—%
Chong Hun Im dba Kim's Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	10.9	10.9	11.0	0.01%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	13.4	13.4	13.7	0.01%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	870.1	870.1	888.8	0.52%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	32.1	32.1	32.7	0.02%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	18.6	18.6	18.6	0.01%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	52.5	52.5	53.9	0.03%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	19.0	19.0	19.5	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	46.0	46.0	46.5	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	$9.0	$9.0	$9.1	0.01%
Rama, Inc. dba Staybridge Suites	Accommodation	Term Loan	Prime plus 2%	4/18/2026	431.3	431.3	424.2	0.25%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	24.4	24.4	24.2	0.01%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	8.4	8.4	8.4	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	10.0	10.0	9.8	0.01%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	2.9	2.9	2.9	—%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	10.7	10.7	10.6	0.01%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	5.6	5.6	5.5	—%
CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	35.6	35.6	34.7	0.02%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	5.5	5.5	5.6	—%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	14.0	14.0	14.0	0.01%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	31.3	31.3	31.1	0.02%
Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	29.1	29.1	29.0	0.02%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	13.4	13.4	13.6	0.01%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	46.8	46.8	46.7	0.03%
Randall D. & Patricia D. Casaburi dba Pat's Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	8.3	8.3	8.4	—%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	23.7	23.7	23.6	0.01%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	34.7	34.7	34.5	0.02%
La Granja Live Poultry Corp.	Food Manufacturing	Term Loan	Prime plus 2.75%	8/26/2018	3.3	3.3	3.3	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	7.6	7.6	7.5	—%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	15.8	15.8	15.6	0.01%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	6.8	6.8	6.8	—%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	45.2	45.2	45.1	0.03%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	5.0	5.0	5.1	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	13.1	13.1	13.3	0.01%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	1.6	1.6	1.6	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	13.4	13.4	13.5	0.01%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	2.1	2.1	2.1	—%
Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	12/6/2021	3.8	3.8	3.8	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	$7.9	$7.9	$7.9	—%
Chez RuRene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	39.3	45.2	0.03%
Total Performing SBA Unguaranteed Investments					$138,801.3	$138,688.5	$131,803.2	77.70%
Non-Performing SBA Unguaranteed Investments(3)
*E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2013	1,248.8	1,237.1	478.1	0.28%
*Mojo Brands Media LLC	Broadcasting (except Internet)	Term Loan	6%	6/5/2026	784.0	733.7	601.2	0.35%
*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	6/20/2023	783.5	725.6	695.8	0.41%
*J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/10/2036	748.8	669.7	485.7	0.29%
*AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	12/29/2035	618.7	603.9	368.0	0.22%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	7/29/2015	537.5	470.0	130.7	0.08%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	4/9/2029	427.5	407.6	363.5	0.21%
*BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	6%	10/15/2015	521.3	290.9	85.7	0.05%
*Feinman Mechanical, LLC	Specialty Trade Contractors	Term Loan	6%	1/30/2016	323.0	305.2	71.3	0.04%
*Hampton's Restaurant Holding Company, LLC/Hampton's Restaurant #1 LLC	Food Services and Drinking Places	Term Loan	6%	12/17/2023	400.0	250.2	20.6	0.01%
*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	9/14/2023	385.0	227.4	213.5	0.13%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	12/28/2035	252.0	204.2	191.2	0.11%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	8/26/2024	204.0	201.6	—	—%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	11/7/2036	490.0	182.0	49.8	0.03%
Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC dba Lam	Fabricated Metal Product Manufacturing	Term Loan	6%	11/7/2036	205.5	168.2	127.0	0.07%
*Our Two Daughters L.L.C. dba Washington's Restaurant	Food Services and Drinking Places	Term Loan	6%	8/17/2023	225.0	170.3	12.7	0.01%
Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	7/7/2027	191.0	154.6	131.3	0.08%
*Jenny's Wunderland, Inc.	Social Assistance	Term Loan	6%	3/6/2018	160.5	150.1	95.7	0.06%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	9/8/2014	145.9	142.5	79.6	0.05%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	5/8/2017	160.0	132.1	57.0	0.03%
*Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	6%	10/30/2015	141.3	131.5	90.1	0.05%
*STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	4/10/2023	131.8	125.5	104.4	0.06%
*Harry B Gould dba Lake Athens Marina Restaurant	Accommodation	Term Loan	6%	11/18/2026	132.9	114.4	1.8	—%
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	3/14/2038	131.0	115.4	104.8	0.06%
*Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	12/12/2023	122.9	112.3	25.6	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	4/30/2025	$120.0	$92.7	$77.4	0.05%
E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	0%	3/29/2036	213.8	92.0	79.0	0.05%
Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	6/22/2026	109.1	78.9	31.3	0.02%
*LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Loan	6%	9/26/2023	75.1	53.0	14.4	0.01%
*Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	9/27/2027	405.8	51.0	47.5	0.03%
*Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	8/9/2015	69.0	48.4	32.7	0.02%
*Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	4/30/2030	51.7	44.8	0.8	—%
*Midway Plaza 6, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	6%	4/18/2017	333.3	40.4	—	—%
*Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	1/24/2032	333.3	38.3	15.9	0.01%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	9/28/2028	153.1	34.8	8.0	—%
*Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	6%	10/25/2017	49.8	30.0	15.3	0.01%
*Hot Buckles, Inc.	Apparel Manufacturing	Term Loan	6%	2/20/2023	57.6	26.8	26.3	0.02%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	5/29/2023	185.8	19.6	17.2	0.01%
*Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	6/24/2021	21.8	19.0	17.8	0.01%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	5.25%	12/28/2025	333.3	14.5	12.2	0.01%
**Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	6/27/2018	21.0	15.8	11.7	0.01%
Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	10/27/2019	75.0	14.7	11.5	0.01%
*D'Elia Auto Repair Inc dba D'Elia Auto Body	Repair and Maintenance	Term Loan	6%	6/28/2025	15.0	13.9	—	—%
Event Mecca LLC	Other Information Services	Term Loan	6%	6/29/2036	14.3	13.3	5.6	—%
*United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	2/20/2032	17.3	13.2	12.4	0.01%
LJ Parker, LLC	Administrative and Support Services	Term Loan	7%	8/27/2028	103.5	12.6	12.5	0.01%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	2/28/2021	53.1	12.3	6.9	—%
*DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Loan	6%	12/28/2022	12.0	10.8	—	—%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	12/19/2029	181.3	10.3	5.6	—%
Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	9/30/2015	193.8	9.8	9.7	0.01%
*Pyramid Real Estate Holdings, LLC dba Hoteps	Food Services and Drinking Places	Term Loan	6%	3/7/2021	62.5	8.9	8.6	0.01%
*Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Loan	6%	6/18/2026	46.3	7.7	7.3	—%
*The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	10/3/2028	22.5	7.4	3.1	—%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	7/30/2020	75.0	5.2	4.6	—%
*Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Loan	6%	9/6/2016	117.1	5.1	4.9	—%
Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/7/2022	50.0	4.8	2.0	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	6%	12/14/2016	$15.8	$3.7	$0.5	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	3/13/2023	250.0	3.0	2.7	—%
Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	9/16/2021	7.5	3.0	2.4	—%
*Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	11/13/2015	21.0	1.6	1.5	—%
*Top Class, Inc.	Personal and Laundry Services	Term Loan	6%	6/28/2016	15.0	1.3	0.1	—%
Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Loan	7%	12/20/2022	57.5	1.3	0.2	—%
*Alberti and Cardoni, LLC dba Menchie's	Health and Personal Care Stores	Term Loan	6%	8/29/2024		74.3	25.3	0.01%
*Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	6%	3/23/2037	9.8	1.0	0.9	—%
TechPlayZone, Inc.	Social Assistance	Term Loan	6%	3/23/2022	9.9	—	—	—%
Total Non-Performing SBA Unguaranteed Investments					$13,430.6	$8,965.2	$5,120.9	3.02%
Total SBA Unguaranteed Investments					$152,231.9	$147,653.7	$136,924.1	80.72%
Performing SBA Guaranteed Investments(4)
TJU-DGT Lorenz Café	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	116.9	116.9	129.7	0.08%
E & G Enterprises, LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	127.5	127.5	142.5	0.08%
North Atlanta RV Rentals	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	432.8	432.8	483.6	0.29%
Myclean Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	90.1	90.1	100.7	0.06%
Advanced Skincare Med Center	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	1,012.5	1,012.5	1,131.5	0.67%
Home Again Restaurant	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	177.0	177.0	200.9	0.12%
Nichols Fire & Security	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	225.0	225.0	251.4	0.15%
Landon Farm, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/4/2040	94.5	70.9	80.5	0.05%
Total SBA Guaranteed Performing Investments					$2,276.3	$2,252.7	$2,520.8	1.49%
Total SBA Unguaranteed and Guaranteed Investments					$154,508.2	$149,906.4	$139,444.9	82.21%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(13)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(13)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
*Business Connect, LLC (8),(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
CDS Business Services, Inc.(9),(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	1,979.0	1.17%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
CrystalTech Web Hosting, Inc.	Data processing, hosting and related services.	100% Common Stock	—%	—	$—	$9,256.0	$21,130.0	12.46%
*OnLAN, LLC(15)(17)	Professional, Scientific, and Technical Services	49% Membership Interests	—%	—	—	800.0	—	—%
*Exponential Business Development Co. Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
*First Bankcard Alliance of Alabama, LLC(10),(13)	Data processing, hosting and related services.	95% Membership Interests	—%	—	—	—	—	—%
*Fortress Data Management, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,300.0	1.36%
PMTWorks Payroll, LLC(11),(13)	Data processing, hosting and related services.	80% Membership Interests	—%	—	—	—	920.0	0.54%
		Term Loan	10% – 12%	Various maturities through September 2016	935.0	935.0	—	—%
Secure CyberGateway Services, LLC (12),(13)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	1,800.0	1,800.0	1.06%
Small Business Lending, Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	8,250.0	4.86%
*Summit Systems and Designs, LLC(8),(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Universal Processing Services of Wisconsin, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	50,239.0	29.62%
*Where Eagles Fly, LLC(13),(14)	Theatrical productions	95% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$4,455.0	$13,172.0	$86,618.0	51.06%
Investments in Money Market Funds					$—	$226.0	$226.0	0.13%
Total Investments					$158,963.2	$163,304.4	$226,288.9	133.41%

*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) – (continued)
JUNE 30, 2015
(In Thousands)

by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of June 30, 2015.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the condensed consolidated financial statements for transactions during the six months ended June 30, 2015 in which the Company is deemed to control.
(6)	50% owned by Exponential of New York, LLC (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.
(8)	100% owned by Wilshire Texas Partners I, LLC (a subsidiary of Newtek Business Services Corp.).
(9)	26.15% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 6.17% owned by Exponential of New York, LLC (a subsidiary of Newtek Business Services Corp.), 23.83% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 43.85% owned by Newtek Business Services Corp.
(10)	95% owned by Wilshire Alabama Partners, LLC (a subsidiary of Newtek Business Services Corp.), 5% owned by non-affiliate.
(11)	50% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 30% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), and 20% owned by non-affiliate.
(12)	66.7% owned by Wilshire Texas Partners I, LLC (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(13)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC (a subsidiary of Newtek Business Services Corp.), 5% owned by non-affiliate.
(15)	49% owned by Wilshire Colorado Partners, LLC (a subsidiary of Newtek Business Services Corp.), 51% owned by non-affiliate.
(16)	All of the Company's investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(17)	Denotes a non-controlled entity.
(18)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At June 30, 2015, 4.2% of total assets are non qualifying assets.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
MLM Enterprises, LLC and Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	$70.5	$70.5	$63.3	0.04%
DC Real, LLC and DC Enterprises, LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	93.9	94.0	0.06%
Legacy Estate Planning Inc. dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	42.0	33.5	0.02%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	767.9	627.3	0.38%
Teamnewman Enterprises, LLC dba Newmans at 988	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	148.8	138.5	0.08%
DeRidder Chiropractic, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	13.2	12.5	0.01%
Stormrider Inc. dba Shirley’s Stormrider, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	150.0	119.5	0.07%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	220.0	178.3	0.11%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	228.0	228.3	0.14%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	22.5	17.9	0.01%
The Red Pill Management Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	28.7	24.6	0.01%
Homegrown For Good, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	230.0	230.0	202.1	0.12%
Kemmer, LLC and Apples Tree Top Liquors, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	138.4	125.1	0.08%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	12.0	10.5	0.01%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	400.0	341.6	0.21%
B & W Towing, LLC and Boychucks Fuel, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	164.5	151.3	0.09%
MM and M Management Inc. dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	46.3	37.8	0.02%
B.S. Ventures, LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	53.8	53.4	0.03%
Will Zac Management, LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	48.8	48.8	47.9	0.03%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,250.0	1,008.4	0.61%
Beale Street Blues Company – West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	187.5	187.5	158.8	0.10%
401 JJS Corporation and G Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	378.8	379.2	0.23%
The Lodin Group, LLC and Lodin Health Imaging Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	530.3	472.9	0.28%
Thermoplastic Services Inc. and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	500.0	500.6	0.30%
Winter Ventures Inc. dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	156.1	156.1	132.5	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Carolina Flicks Inc. dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	$163.3	$163.3	$149.9	0.09%
Atlantis of Daytona. LLC and Ocean Club Sportswear Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	240.0	240.3	0.14%
Bowlerama, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,202.5	1,199.9	0.72%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	106.3	104.6	0.06%
Evans and Paul, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	223.8	207.6	0.12%
First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	238.3	78.1	76.9	0.05%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	133.0	130.5	0.08%
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	245.5	161.6	161.8	0.10%
JEJE Realty, LLC and La Familia Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	205.8	191.9	0.12%
Joey O’s, LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	13.0	10.3	0.01%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	15.0	14.9	11.9	0.01%
Frontier Bulk Solutions, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/31/2024	1,250.0	1,242.3	1,043.3	0.63%
Heartland American Properties, LLC and Skaggs RV Outlet, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	478.3	459.3	0.28%
M and C Renovations Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	20.1	16.2	0.01%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	156.5	152.5	0.09%
Kantz, LLC and Kantz Auto, LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	68.0	65.0	0.04%
Seelan Inc. dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	90.4	84.0	0.05%
185 Summerfield Inc. and Valcon Contracting Corp.	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	162.0	157.1	0.09%
Navdeep B Martins and Busy Bubbles, LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	88.9	80.5	0.05%
3 F Management, LLC and ATC Port Charlotte, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	130.4	110.9	0.07%
One Hour Jewelry Repair Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	20.4	16.3	0.01%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,249.0	1,250.5	0.75%
Capitol Waste and Recycling Services, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	256.2	220.3	0.13%
Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	186.5	157.1	0.09%
DNT Storage and Properties, LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	101.6	99.2	0.06%
Boilermaker Industries, LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	18.8	16.8	0.01%
Doctors Express Management of Central Texas, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	92.4	85.0	0.05%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	59.9	57.2	0.03%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	126.4	122.2	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sumad, LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	$92.5	$92.5	$90.1	0.05%
Route 130 SCPI Holdings LLC, (EPC) Route 130 SCPI Operations, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	538.8	494.2	0.30%
Roccos, LLC and Sullo Pantalone Inc. dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	255.0	234.8	0.14%
Keller Holdings, LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	99.7	98.4	0.06%
The Woods at Bear Creek, LLC and Bear Creek Entertainment, LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	512.5	513.0	0.31%
Orange County Insurance Brokerage Inc. dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	324.6	324.7	0.20%
Keys Phase One, LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	734.1	709.4	0.43%
Colts V, LLC and Nowatzke Service Center, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	600.0	576.8	0.35%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	57.3	57.4	0.03%
Auto Shine Carwash Inc. and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	22.2	18.6	0.01%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	451.2	395.7	0.24%
North Columbia, LLC and Loop Liquor and Convenience Store, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	158.8	153.0	0.09%
R A Johnson Inc. dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	300.4	300.7	0.18%
Andrene’s, LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	37.6	30.1	0.02%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	405.0	400.6	0.24%
Play and Stay, LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	42.1	33.6	0.02%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	145.1	145.2	0.09%
Modern Leather Goods Repair Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	57.6	45.9	0.03%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	269.1	230.1	0.14%
Tavern Properties, LLC and Wildwood Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	312.0	312.3	0.19%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	161.4	152.3	0.09%
KW Zion, LLC and Key West Gallery Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,246.4	1,203.3	0.72%
Indy East Smiles Youth Dentistry, LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	622.4	499.6	0.30%
B&P Diners, LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	79.0	63.0	0.04%
Feel The World Inc. dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	51.3	42.2	0.03%
Alberti and Cardoni, LLC dba Menchie’s	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/29/2024	77.3	77.3	64.3	0.04%
Delta Aggrigate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	911.3	912.1	0.55%
Lamjam, LLC (EPC) Goldsmith Lambros Inc. (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	131.3	129.3	0.08%
Orange County Cleaning Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	40.5	32.3	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	$121.0	$118.9	$103.7	0.06%
Atlas Auto Body Inc. dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	51.3	47.9	0.03%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc. (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,220.6	1,160.5	0.70%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	431.6	432.0	0.26%
Barber Investments, LLC and Fieldstone Quickstop, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	149.3	128.6	0.08%
Katie Senior Care, LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	121.9	97.2	0.06%
Alpha Preparatory Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	109.2	109.4	0.07%
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	188.4	187.6	187.8	0.11%
Almost Home Property, LLC and Almost Home Daycare, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	713.6	698.8	0.42%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	290.5	259.3	0.16%
AGV Enterprises, LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	53.5	43.9	0.03%
575 Columbus Avenue Holding Company, LLC and LA-ZE, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	22.4	22.4	0.01%
L&S Insurance & Financial Services Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	21.9	17.8	0.01%
Honeyspot Investors, LLP and Pace Motor Lines Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	149.1	147.6	0.09%
Miss Cranston Diner II, LLC and Miss Cranston II Realty, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	91.3	91.3	88.4	0.05%
Wired, LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	146.4	126.6	0.08%
Honeyspot Investors, LLP and Pace Motor Lines Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	870.1	859.1	0.52%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	625.2	549.0	0.33%
Wired, LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	484.4	419.1	0.25%
AMG Holding, LLC and Stetson Automotive, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	206.5	206.3	0.12%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	96.9	92.5	0.06%
Highway Striping Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	51.5	43.1	0.03%
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	319.6	303.4	0.18%
JPM Investments, LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	135.5	130.5	0.08%
Zinger Hardware and General Merchant Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	107.1	94.9	0.06%
Nikobella Properties, LLC and JPO Inc. dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	472.8	451.7	0.27%
RDJ Maayaa Inc. dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	8.3	6.7	—%
Big Sky Plaza, LLC and Strickland, Incorporated	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	231.7	220.0	0.13%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
510 ROK Realty, LLC dba ROK Health and Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	$332.0	$322.2	$304.3	0.18%
Nirvi Enterprises, LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	913.5	912.5	0.55%
Hotels of North Georgia, LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	831.4	825.4	0.50%
Global Educational Delivery Services, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	58.3	57.3	0.03%
GPG Real Estate Holdings, LLC and GPG Enterprises Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/13/2039	322.1	319.7	299.2	0.18%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	118.7	100.1	0.06%
GPG Real Estate Holdings, LLC (OC) GPG Enterprises Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/13/2039	162.5	40.4	40.4	0.02%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	67.5	67.4	0.04%
Sico & Walsh Insurance Agency Inc. and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	249.2	232.9	0.14%
Sujata Inc. dba Stop N Save Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	21.8	18.0	0.01%
Long Island Barber Institute Inc.	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	55.1	51.5	0.03%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	51.0	46.6	0.03%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	21.7	19.9	0.01%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	935.8	934.7	0.56%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	125.6	100.4	0.06%
EGM Food Services Inc. dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	18.5	15.4	0.01%
Jonesboro Health Food Center, LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	57.8	45.7	0.03%
USI Properties, LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	143.4	141.0	0.08%
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc.(OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	134.1	133.9	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	164.3	151.0	0.09%
Moochie’s, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	97.9	79.3	0.05%
The River Beas, LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	89.5	84.8	0.05%
AS Boyals, LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	116.3	116.2	0.07%
Winter Ventures Inc. and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	62.6	59.9	53.0	0.03%
ENI Inc., Event Networks Inc., ENI Worldwide, LLC and Spot Shop Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	478.1	376.8	0.23%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	76.4	73.4	0.04%
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	20.6	20.5	0.01%
Island Wide Realty, LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	102.7	102.6	0.06%
Aiello’s Pizzeria, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	40.9	34.0	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Wilshire Media Systems Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	$186.3	$178.1	$145.5	0.09%
Family Ties Supply Corp. dba Best Cookies & More dba Cookie Factory Out	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/16/2024	53.1	50.8	39.8	0.02%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	78.8	75.3	74.0	0.04%
1899 Tavern & Tap, LLC and Ale House Tavern & Tap, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	135.2	130.7	0.08%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	712.3	689.3	0.41%
Hodges Properties, LLC and Echelon Enterprises Inc. dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	443.7	427.6	0.26%
Dantanna’s Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	158.2	133.2	0.08%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	137.1	135.6	0.08%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	116.3	99.7	0.06%
Little People’s Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	100.9	91.1	0.05%
Little People’s Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	91.5	82.6	0.05%
Wilban, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	422.5	403.8	0.24%
Lake Area Autosound, LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	125.0	116.8	0.07%
TC Business Enterprises, LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2024	290.1	280.8	229.0	0.14%
Sapienzo Properties, LLC (EPC) CNS Self-Storage Inc. (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	190.6	190.4	0.11%
Hascher Gabelstapler Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	136.1	122.5	0.07%
Knowledge First Inc. dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	143.5	132.2	0.08%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co.	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	491.5	490.9	0.29%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	109.6	109.5	0.07%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	38.4	33.8	0.02%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	1,011.0	903.2	0.54%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park, LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	404.4	400.5	0.24%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	214.3	193.3	0.12%
Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	220.9	220.6	0.13%
Avayaan2, LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	155.6	148.6	0.09%
Onofrio’s Fresh Cut Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	71.4	65.7	0.04%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	134.0	120.8	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
R & R Boyal, LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	$417.5	$412.1	$386.2	0.23%
Summit Beverage Group, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	330.8	293.6	0.18%
Faith Memorial Chapel, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	211.4	194.6	0.12%
952 Boston Post Road Realty, LLC and HNA, LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	208.3	192.3	0.12%
Choe Trade Group Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	150.3	143.1	0.09%
Pindar Associates, LLC, Pidar Vineyards, LLC, Duck Walk Vineyards Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/25/2024	712.3	672.0	659.9	0.40%
96 Mill Street, LLC, Central Pizza, LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	139.4	139.2	0.08%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	264.1	217.5	0.13%
Sovereign Communications, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	856.3	688.8	0.41%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	98.2	93.5	0.06%
Awesome Pets II Inc. dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	79.5	66.1	0.04%
Robert Star Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/5/2024	46.8	44.2	43.4	0.03%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	16.5	15.5	15.2	0.01%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	127.5	124.3	0.07%
3Fmanagement, LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	398.2	334.1	0.20%
JDR Industries Inc dba CST-The Composites Store	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	131.4	112.4	0.07%
Icore Enterprises Inc. dba Air Flow Filters Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	20.4	20.0	0.01%
Nutmeg North Associates, LLC (OC) Steeltech Building Products Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	883.5	814.7	0.49%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	692.9	675.7	0.41%
S.Drake, LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	18.8	17.8	14.2	0.01%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	620.0	608.6	0.37%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	317.2	289.5	0.17%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	223.8	206.3	0.12%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	$190.0	$182.6	$169.9	0.10%
AIP Enterprises, LLC and Spider’s Web Inc dba Black Widow Harley-Davidson	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/20/2038	962.5	946.7	936.7	0.56%
JackRabbit Sports Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/20/2023	581.3	535.9	526.0	0.32%
Mosley Auto Group, LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	217.9	212.2	0.13%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	$88.9	$87.4	$87.3	0.05%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	546.2	508.3	0.31%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	13.4	11.6	0.01%
TAK Properties, LLC and Kinderland Inc.	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	398.4	373.6	0.22%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	50.0	46.0	0.03%
TOL, LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	17.3	14.8	0.01%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	193.1	188.5	0.11%
920 CHR Realty, LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	411.3	410.6	0.25%
DKB Transport Corp.	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	136.5	136.3	0.08%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	507.7	441.3	0.27%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	102.5	90.3	0.05%
Spectrum Development, LLC and Solvit Inc & Solvit North, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	360.3	313.0	0.19%
BVIP Limousine Service, LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	75.1	72.4	0.04%
Eco-Green Reprocessing, LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	62.1	50.6	0.03%
TNDV: Television, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	11/26/2038	253.8	249.2	234.9	0.14%
Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/26/2023	162.6	155.0	144.4	0.09%
Wallace Holdings, LLC (EPC) GFA International Inc. (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	115.4	92.8	0.06%
AcuCall, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	14.7	11.6	0.01%
Seven Peaks Mining Inc. and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,227.8	1,064.3	0.64%
Kids in Motion of Springfield, LLC dba The Little Gym of Springfield, IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	42.3	34.5	0.02%
Kup’s Auto Spa Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	390.0	382.7	0.23%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	69.3	56.7	0.03%
River Run Personnel, LLC dba Express Employment Professionals	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/15/2023	20.0	1.2	1.2	—%
Howell Gun Works, LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	7.7	6.1	—%
Armin and Kian Inc. dba The UPS Store 3714	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/13/2023	56.5	52.2	41.0	0.02%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	61.6	61.5	0.04%
Twinsburg Hospitality Group, LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	928.1	862.6	0.52%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Master CNC Inc. & Master Properties, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	$596.6	$585.0	$524.2	0.31%
1 North Restaurant Corp. dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	208.4	202.4	0.12%
Mid-Land Sheet Metal Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	135.0	129.9	0.08%
Logistics Business Solutions Inc. dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2023	50.0	46.5	41.8	0.03%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	40.4	38.5	0.02%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	650.4	644.4	0.39%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	303.9	254.1	0.15%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	8.1	6.4	—%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	241.5	221.1	0.13%
Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	221.6	208.6	0.13%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	80.3	67.2	0.04%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	23.6	21.3	0.01%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	956.4	938.7	0.56%
Fieldstone Quick Stop, LLC (OC) Barber Investments, LLC (EPC)	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	676.3	667.1	598.7	0.36%
Cencon Properties, LLC and Central Connecticut Warehousing Company	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	337.8	333.3	0.20%
Lenoir Business Partners, LLC (EPC) LP Industries, Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	317.7	302.4	0.18%
Onofrios Enterprises, LLC (EPC) Onofrios Fresh Cut, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	306.8	294.3	0.18%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	219.0	204.2	0.12%
Top Properties, LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	117.9	117.7	0.07%
AGS Talcott Partners, Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/30/2023	117.8	107.3	84.2	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	95.6	86.8	0.05%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	741.6	688.8	0.41%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	328.0	310.9	0.19%
Handy 6391, LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	58.3	57.3	0.03%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	453.9	453.1	0.27%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	246.8	222.6	0.13%
Anthony C Dinoto and Susan S P Dinoto	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	98.0	97.8	0.06%
Southeast Chicago Soccer Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	50.2	50.1	0.03%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	83.9	78.4	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	$14.3	$12.8	$10.0	0.01%
Faith Memorial Chapel, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	262.7	249.0	0.15%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	42.3	34.8	0.02%
Westville Seafood, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	109.9	102.7	0.06%
Maynard Enterprises Inc. dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	14.8	12.3	0.01%
Grafio Inc. dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	142.3	118.8	0.07%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	395.8	326.4	0.20%
Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	52.1	46.6	0.03%
Prospect Kids Academy Inc.	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	121.6	116.6	0.07%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	38.7	38.6	0.02%
B for Brunette, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	49.3	39.1	0.02%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	217.8	202.8	0.12%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	680.0	613.9	0.37%
IlOKA Inc. dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	621.5	528.2	0.32%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	169.5	163.9	0.10%
Excel RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	117.8	110.1	0.07%
Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	39.1	36.3	0.02%
Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/28/2023	784.0	750.1	603.7	0.36%
Ramard Inc and Advanced Health Sciences Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	169.5	133.0	0.08%
RM Hawkins, LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	73.6	72.3	0.04%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	17.7	14.8	0.01%
Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	65.0	52.3	51.0	0.03%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	445.0	343.0	312.3	0.19%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	20.5	16.7	0.01%
VesperGroup, LLC dba The Wine Cellar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/5/2023	45.0	40.7	33.9	0.02%
Blacknorange2, LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2023	175.0	159.1	128.9	0.08%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc. (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	81.8	78.2	0.05%
Majestic Contracting Services, Inc. dba Majestic Electric	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	185.4	171.3	0.10%
Daniel W. and Erin H. Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	10.1	9.9	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Angkor Restaurant Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	$93.0	$90.8	$88.3	0.05%
Harbor Ventilation Inc. and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	90.0	84.5	0.05%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	78.8	73.7	0.04%
Morning Star Trucking. LLC and Morning Star Equipment and Leasing, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	48.2	37.9	0.02%
Maxiflex, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	136.9	135.5	0.08%
JRA Holdings, LLC (EPC) Jasper County Cleaners Inc. dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	117.9	118.9	0.07%
GIA Realty, LLC and VRAJ GIA, LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	95.0	95.8	0.06%
Emerald Ironworks Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	72.0	64.4	56.4	0.03%
Contract Packaging Services Inc. dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	764.3	690.4	0.41%
2161 Highway 6 Trail, LLC (EPC)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	912.6	903.4	0.54%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	821.3	819.1	0.49%
KDP, LLC and KDP Investment Advisors, Inc. and KDP Asset Management, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	343.8	306.2	263.6	0.16%
Elite Structures Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	901.3	901.2	0.54%
(EPC) Absolute Desire, LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	183.7	172.4	0.10%
(EPC) Willowbrook Properties, LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	181.5	177.9	0.11%
Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	5/31/2023	440.8	390.3	363.0	0.22%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	268.2	232.8	0.14%
Europlast Ltd.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	162.0	157.4	151.0	0.09%
RXSB, Inc. dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	165.5	140.1	0.08%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	56.2	51.2	0.03%
Ryan D. Thornton and Thornton & Associates, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	58.7	49.7	0.03%
Insurance Problem Solvers, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	15.1	12.8	0.01%
Hybrid Racing, LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	116.3	103.4	92.8	0.06%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	127.3	123.8	124.8	0.07%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	534.1	512.2	0.31%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	87.7	75.1	0.05%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	201.8	185.1	0.11%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	$78.8	$69.9	$62.3	0.04%
SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Loan	6%	4/19/2023	121.3	46.3	45.8	0.03%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	146.7	147.9	0.09%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	463.9	467.5	0.28%
MRM Supermarkets Inc. dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	325.8	303.2	0.18%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	120.8	114.3	0.07%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	320.0	313.9	0.19%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	252.1	250.6	0.15%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	189.4	185.0	0.11%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	17.3	15.5	14.2	0.01%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	521.1	497.8	0.30%
Michael A. and Heather R. Welsch dba Art & Frame Etc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	65.4	63.9	0.04%
M & H Pine Straw Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	251.6	235.9	0.14%
Truth Technologies Inc. dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	69.2	60.1	0.04%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	157.8	156.0	0.09%
Stellar Environmental, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	49.0	46.7	0.03%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	455.9	417.3	0.25%
N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar’s Chocolates	Food Manufacturing	Term Loan	Prime plus 2.75%	3/15/2038	129.3	125.5	126.5	0.08%
Golden Gate Lodging, LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	111.5	108.9	0.07%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	73.8	35.5	35.8	0.02%
River Club Golf Course Inc. dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	459.9	445.9	0.27%
Bakhtar Group, LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	90.4	76.6	0.05%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	83.5	81.5	0.05%
Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	Prime plus 2.75%	2/20/2023	21.8	19.0	16.1	0.01%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	49.5	48.5	0.03%
Pacheco Investments, LLC (EPC) Pacheco Brothers Gardening Inc. (OC)	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/15/2038	425.0	410.0	403.5	0.24%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	102.9	100.6	0.06%
Orient Express, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	72.4	61.3	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	$125.0	$121.0	$122.0	0.07%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	13.0	12.8	0.01%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	249.6	239.6	0.14%
EZ Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/31/2023	145.0	124.5	110.3	0.07%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	427.4	411.7	0.25%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	484.6	488.3	0.29%
WI130, LLC (EPC) & Lakeland Group, Inc. (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	250.9	226.0	0.14%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	83.0	70.8	0.04%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	437.5	428.7	0.26%
Babie Bunnie Enterprises Inc. dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2022	46.3	39.3	33.3	0.02%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	500.9	504.8	0.30%
Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/27/2022	166.8	142.0	140.3	0.08%
Martin L Hopp, MD PHD, A Medical Corp (OC)	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	56.2	50.0	0.03%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	357.0	317.0	0.19%
Pioneer Window Holdings, Inc. and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	195.2	176.8	0.11%
The Amendments Group, LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	19.1	18.9	0.01%
G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	127.1	108.2	94.4	0.06%
Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2022	42.5	35.9	35.4	0.02%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	302.5	256.0	0.15%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	277.1	272.1	0.16%
Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	136.5	131.9	118.7	0.07%
214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	153.9	148.2	140.7	0.08%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	215.7	215.4	0.13%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	178.6	174.8	0.11%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	8.2	7.0	—%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	53.6	53.0	0.03%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	236.7	214.2	0.13%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	92.7	93.4	0.06%
Clean Brothers Company Inc. dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	14.3	12.7	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
R & J Petroleum, LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	$180.0	$173.3	$171.3	0.10%
PGH Groceries, LLC DBA The Great American Super	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/19/2037	68.8	66.3	64.9	0.04%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	17.7	17.5	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	18.7	16.5	0.01%
Reidville Hydraulics & Mfg Inc. dba Summit Farms, LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	256.2	237.4	0.14%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	154.2	130.5	0.08%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	59.8	50.0	49.4	0.03%
LA Diner Inc. dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	652.1	657.0	0.39%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	258.8	215.0	181.9	0.11%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	154.0	143.8	0.09%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	63.0	62.3	0.04%
Europlast Ltd.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	743.9	680.4	655.1	0.39%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	177.7	171.1	0.10%
LaSalle Market and Deli EOK Inc. and Rugen Realty, LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	242.1	232.1	0.14%
O’Rourkes Diner, LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	62.9	59.7	0.04%
AdLarge Media, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2022	250.0	207.7	175.7	0.11%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	16.2	13.7	0.01%
R2 Tape, Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	352.1	354.7	0.21%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	155.0	127.5	125.9	0.08%
AJK Enterprise, LLC dba AJK Enterprise, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	13.6	13.1	0.01%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	273.7	252.7	0.15%
Suncoast Aluminum Furniture, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	344.9	345.7	0.21%
Matchless Transportation, LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	153.1	139.8	0.08%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	87.4	81.8	0.05%
Georgia Safe Sidewalks, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	12.1	11.1	0.01%
Scoville Plumbing & Heating Inc. and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	42.9	41.9	0.03%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	984.7	956.2	0.57%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	275.2	272.9	0.16%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	$129.5	$110.1	$104.7	0.06%
Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	194.0	157.3	156.9	0.09%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	66.5	66.9	0.04%
KIND-ER-ZZ Inc. dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	40.1	36.6	0.02%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	16.4	14.9	0.01%
TNDV: Television, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/13/2022	127.5	103.2	98.8	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	141.7	140.0	0.08%
5091, LLC and TR/AL, LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	121.3	115.8	116.4	0.07%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	59.9	59.9	0.04%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	31.8	31.7	0.02%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	109.9	104.7	0.06%
Christou Real Estate Holdings, LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	270.3	273.5	0.16%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	18.1	16.5	0.01%
STK Ventures Inc. dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/9/2037	131.8	126.1	125.3	0.08%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	570.2	560.0	0.34%
Bisson Moving & Storage Company Bisson Transportation Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	440.8	426.5	0.26%
Fair Deal Food Mart Inc. dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	363.0	370.4	0.22%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	125.0	103.1	101.7	0.06%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	6.6	6.4	—%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	228.8	187.7	176.1	0.11%
Zane Filippone Co Inc. dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	447.7	429.7	0.26%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	12.9	12.4	0.01%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	466.3	378.5	355.0	0.21%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	212.5	215.1	0.13%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	147.7	134.6	0.08%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	721.9	736.3	0.44%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	92.4	87.6	0.05%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	1,036.8	997.5	0.60%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	$451.3	$343.7	$315.9	0.19%
ATC Fitness, LLC d/b/a Around the C	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	8.0	7.7	—%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	738.5	717.5	0.43%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	469.1	478.4	0.29%
K’s Salon 1, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	56.4	51.4	0.03%
15 Frederick Place, LLC & Pioneer Windows Holdings Inc. & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	194.1	193.3	0.12%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	727.5	686.5	700.0	0.42%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	522.5	493.1	502.8	0.30%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	183.0	172.7	0.10%
Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2021	130.8	99.9	97.5	0.06%
Taylor Transport, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	387.6	375.2	0.23%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	142.0	140.3	0.08%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	285.2	284.0	0.17%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	47.4	47.2	0.03%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	104.4	96.1	0.06%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	44.2	40.7	0.02%
Keans Korner, LLC d/b/a MobiMart	Gasoline Stations	Term Loan	Prime plus 2.75%	10/25/2036	938.3	881.9	888.7	0.53%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	16.9	16.8	0.01%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	1,041.5	773.8	726.5	0.44%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	224.8	221.6	0.13%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	129.0	130.2	0.08%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	78.1	79.5	0.05%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	26.6	27.1	0.02%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	792.3	721.8	0.43%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	396.8	403.0	0.24%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	46.5	43.4	0.03%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	203.3	185.3	0.11%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	$806.2	$586.2	$572.0	0.34%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	575.0	437.3	423.9	0.25%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	15.4	15.4	0.01%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	130.4	129.9	0.08%
Trademark Equipment Company Inc. and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	125.1	125.1	0.08%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	94.8	96.2	0.06%
Valiev Ballet Academy, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	85.7	85.2	0.05%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	72.1	73.5	0.04%
Kelly Chon, LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	9.4	9.4	0.01%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	232.3	234.7	0.14%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	326.7	335.6	0.20%
Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	6/29/2036	160.5	150.4	151.2	0.09%
Lavertue Properties, LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	42.0	43.1	0.03%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	250.0	180.6	172.4	0.10%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	426.0	320.4	320.1	0.19%
Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/15/2036	184.8	172.8	175.9	0.11%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	239.1	240.4	0.14%
Major Queens Body & Fender Corp.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	20.9	20.9	0.01%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	421.0	428.6	0.26%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	45.8	43.8	0.03%
Fleming Marketing, LLC dba Instant Imprints of Longmont	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/31/2021	7.5	5.4	5.3	—%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	11.8	11.9	0.01%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	151.2	148.2	0.09%
MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2021	46.0	32.5	31.0	0.02%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	128.2	131.7	0.08%
Profile Performance, Inc. and Eidak Real Estate, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	118.6	121.8	0.07%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	120.4	123.7	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/13/2036	$170.0	$157.6	$158.6	0.10%
Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/4/2021	625.0	440.3	437.5	0.26%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	3.8	2.7	2.7	—%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	93.0	71.0	70.6	0.04%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	14.4	14.8	0.01%
Actknowledge, Inc. dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	40.1	38.2	0.02%
Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/11/2036	19.7	18.3	18.8	0.01%
Food & Beverage Associates Of N.J. Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	6.8	6.8	—%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	107.0	103.1	0.06%
Stephen Frank, Patricia Frank and Suds Express, LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	45.9	46.1	0.03%
SuzyQue’s, LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	56.7	58.0	0.03%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	28.7	29.5	0.02%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	104.7	107.5	0.06%
Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/28/2021	12.5	8.6	8.2	—%
Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/24/2021	100.8	70.5	67.3	0.04%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	98.5	98.6	0.06%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	5.1	4.8	—%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	189.5	174.9	179.6	0.11%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	74.3	68.9	70.7	0.04%
Marine Container Services, Inc. & Management Consulting Brokerage, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2020	50.3	33.8	33.8	0.02%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	25.5	26.0	0.02%
Svetavots Corporation dba Brightstar Healthcare of Montgomery County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2020	20.5	13.8	13.1	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	43.5	43.4	0.03%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	31.3	32.1	0.02%
Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/19/2035	50.0	45.3	46.4	0.03%
Any Garment Cleaner-East Brunswick, Inc. dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	23.7	23.7	0.01%
Lebenthal Holdings, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/16/2020	200.0	133.4	127.2	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
West Cobb Enterprises, Inc. and Advanced Eye Associates, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	$148.7	$136.9	$138.2	0.08%
R2 Tape, Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	224.4	148.2	147.4	0.09%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	28.6	28.6	0.02%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	135.0	138.6	0.08%
Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/4/2035	122.5	113.2	116.2	0.07%
Wise Forklift Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	190.2	190.2	0.11%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	209.1	214.5	0.13%
K9 Bytes, Inc. & Epazz, Inc. dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	12.0	11.5	0.01%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	59.6	56.8	0.03%
Adams & Hancock, LLC dba Brightstar Overland Park & Jordon & Pippen, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2020	19.8	8.0	8.0	—%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	133.1	127.6	0.08%
Dirk’s Trucking, LLC dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	11.4	11.1	0.01%
Newsome Trucking Inc. and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	387.7	397.9	0.24%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	113.9	108.6	0.07%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	45.9	47.1	0.03%
DDLK Investments, LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	4.5	4.5	—%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	38.5	36.7	0.02%
Kino Oil of Texas, LLC dba Kino Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.8	11.1	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	25.8	24.7	0.01%
Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	51.7	47.4	48.6	0.03%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	25.7	25.1	0.02%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	68.7	69.8	0.04%
Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2035	105.0	95.8	98.6	0.06%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	31.4	31.5	0.02%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	68.2	70.3	0.04%
WeaverVentures, Inc. dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	15.1	14.7	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	17.7	17.7	0.01%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	13.3	12.9	0.01%
Emotion in Motion Dance Center Limited Liability Company	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/25/2020	5.4	2.7	2.7	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
H.H. Leonards Trust and Potomac Fund, LLC	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	$62.0	$24.0	$24.0	0.01%
B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	242.1	221.5	226.4	0.14%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	86.6	88.0	0.05%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	42.8	42.3	0.03%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	42.1	42.8	0.03%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	4.7	4.6	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	3.8	3.7	—%
Atlanta Vascular Research Organization, Inc. dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	24.3	15.6	15.6	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	23.1	22.5	0.01%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	204.0	185.2	188.7	0.11%
M & H Pine Straw, Inc. and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	111.8	110.5	0.07%
Clearbay Enterprises, Inc. dba First Class Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/30/2034	60.0	53.9	55.4	0.03%
New Economic Methods, LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	1.1	1.1	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	3.8	3.7	—%
Marine Container Services, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	4/25/2020	142.6	76.4	76.4	0.05%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	15.0	9.1	8.9	0.01%
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	14.5	8.9	8.6	0.01%
Vortex Automotive, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	69.4	71.0	0.04%
Adams and Hancock, LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2020	43.6	21.6	21.1	0.01%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	8.0	8.0	—%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	38.4	39.2	0.02%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	107.6	107.7	0.06%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	94.9	94.4	0.06%
Bonet Kidz Inc. dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	3/16/2020	15.5	6.4	6.3	—%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	32.9	32.0	0.02%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	5.2	5.2	—%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	52.4	53.5	0.03%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	5.7	5.7	—%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	32.2	31.4	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	$147.5	$132.4	$136.1	0.08%
Lebenthal Holdings, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2019	500.0	53.0	52.5	0.03%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	152.5	152.5	0.09%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	23.7	23.7	0.01%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	8.3	1.4	1.4	—%
Envy Salon & Spa, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	9.4	9.3	0.01%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	5.7	5.7	—%
Carnagron, LLC dba GearBling	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/1/2018	6.9	3.1	3.1	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	3.8	3.7	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	2.6	2.6	—%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	411.5	190.3	187.0	0.11%
Peter Thomas Roth Labs, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	189.0	188.5	0.11%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	39.8	39.7	0.02%
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	81.3	35.2	35.2	0.02%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	36.0	36.0	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	61.5	61.3	0.04%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	9.1	9.1	0.01%
Beer Table, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2018	10.5	3.7	3.7	—%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	53.9	55.4	0.03%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	3.7	3.7	—%
Burks & Sons Development, LLC dba Tropical Smoothie Café	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	19.6	19.7	0.01%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	92.5	78.9	81.2	0.05%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	73.0	72.8	0.04%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	81.9	81.6	0.05%
Saan M. Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	3.9	3.9	—%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	37.7	37.7	0.02%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	4.7	4.7	—%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	40.1	41.3	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	$9.8	$3.2	$3.2	—%
Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	434.4	349.6	348.7	0.21%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	16.2	16.1	0.01%
Ameritocracy, Inc dba Ben and Jerry’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/18/2017	168.8	59.7	59.7	0.04%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	9.6	9.5	0.01%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.5	2.4	2.4	—%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	33.4	33.2	0.02%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	26.7	26.5	0.02%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	6.6	6.6	—%
The Design Shop, LLC	Textile Mills	Term Loan	Prime plus 2.75%	11/27/2027	247.5	191.9	196.0	0.12%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	2.3	2.3	—%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	23.0	23.0	0.01%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	5.3	5.3	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	5.6	5.6	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	4.3	4.3	—%
Flint Batteries, LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	2.6	2.6	—%
1911 East Main Street Holdings, Corp.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	13.3	13.7	0.01%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	87.2	87.3	0.05%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	16.8	16.8	0.01%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	11.5	11.5	0.01%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	47.1	47.1	0.03%
Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2017	10.0	2.9	2.9	—%
Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	204.5	203.0	0.12%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	3.3	3.3	—%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	37.6	38.3	0.02%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	6.0	1.6	1.6	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	15.6	1.2	1.2	—%
No Thirst Software, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	1.5	1.5	—%
Zeroln Media, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	2.2	2.2	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	$47.0	$3.0	$3.0	—%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	213.1	217.6	0.13%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	5.8	5.8	—%
Spain Street, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	4.5	4.5	—%
Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2017	13.8	0.9	0.9	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	3.1	3.1	—%
Jojan, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	41.0	40.7	0.02%
Misri Liquors, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2016	67.5	16.7	16.7	0.01%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.9	0.9	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	3.8	0.8	0.8	—%
Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/27/2019	46.3	8.1	8.2	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	8%	10/11/2016	64.5	39.3	39.3	0.02%
Barr-None Coating Applicators, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2016	113.8	5.3	5.3	—%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	3.0	3.0	—%
A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2016	22.5	1.7	1.7	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	46.9	7.9	7.9	—%
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	7.1	1.1	1.1	—%
It’s A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	219.8	39.6	39.6	0.02%
Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	16.4	3.1	3.1	—%
Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/5/2016	8.9	1.6	1.6	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	22.5	1.4	1.4	—%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	179.8	184.0	0.11%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.8	10.0	0.01%
Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/12/2016	15.0	1.9	1.9	—%
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	6.0	0.3	0.3	—%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	12/1/2015	1,076.8	861.1	860.1	0.52%
Hillside Fence Company, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.25%	2/1/2020	206.5	61.5	61.2	0.04%
The K Dreyer Company	General Merchandise Stores	Term Loan	Prime plus 2.75%	12/20/2015	62.5	2.0	2.0	—%
Tuan D. Dang, OD, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.25%	12/7/2015	77.0	11.4	11.4	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	$14.2	$3.7	$3.8	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	10/20/2015	39.0	4.0	4.0	—%
JackRabbit Sports, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/13/2015	125.0	14.1	14.0	0.01%
Polaris Press, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/29/2015	21.5	0.7	0.7	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	67.1	68.9	0.04%
Jenchad, Inc and Chadjen, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.125%	4/7/2025	462.5	55.9	55.2	0.03%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.9	10.1	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	17.1	17.4	0.01%
Saralar Corporated dba The UPS Store #5232	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/21/2015	40.3	0.1	0.1	—%
Major Queens Body & Fender Corp.	Repair and Maintenance	Term Loan	Prime plus 3.75%	12/17/2014	71.1	0.1	—	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5%	2/1/2025	19.7	4.5	4.6	—%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	12.8	13.1	0.01%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	3.8	3.9	—%
Prince Co., Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 1.5%	3/18/2029	187.5	31.7	30.0	0.02%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	11.4	11.5	0.01%
H & G Investments, L.C. dba Kwick Kar Josey Lane	Repair and Maintenance	Term Loan	5%	12/22/2028	317.5	92.1	88.7	0.05%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	78.8	13.7	14.0	0.01%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	33.5	34.0	0.02%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	19.1	19.0	0.01%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	321.3	54.2	55.6	0.03%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	19.5	20.0	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	47.1	47.5	0.03%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	9.2	9.3	0.01%
D & M Seafood, LLC d/b/a Rick’s Seafood	Food Manufacturing	Term Loan	Prime plus 2.75%	10/10/2015	400.0	1.5	1.5	—%
Rama, Inc. dba Staybridge Suites	Accommodation	Term Loan	Prime plus 2%	4/18/2026	750.0	445.9	437.4	0.26%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	26.2	25.9	0.02%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	8.8	8.9	0.01%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	10.4	10.2	0.01%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	3.1	3.1	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	$250.0	$11.1	$11.0	0.01%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	6.0	5.9	—%
CPN Motel, LLC dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	37.1	36.9	0.02%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.7	5.8	—%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	14.4	14.3	0.01%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	32.5	32.3	0.02%
Maruti, Inc.	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	30.3	30.1	0.02%
Willington Hills Equestrian Center, LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.7	13.8	0.01%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	48.8	48.5	0.03%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	8.7	8.9	0.01%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	24.9	24.8	0.01%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	36.2	36.0	0.02%
La Granja Live Poultry Corp.	Food Manufacturing	Term Loan	Prime plus 2.75%	8/26/2018	54.0	3.8	3.8	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	8.0	8.1	—%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	16.6	16.3	0.01%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	7.4	7.5	—%
Mimoza LLC, dba Tally Ho Inn	Food Services and Drinking Places	Term Loan	Prime plus 2.25%	10/7/2023	105.0	13.4	13.3	0.01%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	46.1	45.8	0.03%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	5.4	5.4	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	13.8	14.0	0.01%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.8	1.8	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	14.6	14.8	0.01%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	2.6	2.7	—%
Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	12/6/2021	36.8	4.0	4.0	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	8.4	8.5	0.01%
Chez RuRene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	49.4	51.0	0.03%
Total SBA Unguaranteed Performing Investments					$144,082.5	$121,505.9	$115,175.0	69.21%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
SBA Unguaranteed Non-Performing Investments(3)
United Woodworking, Inc.	Wood Product Manufacturing	Term Loan	6%	12/20/2022	$17.3	$13.6	$13.2	0.01%
Top Class, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/29/2020	4.7	3.3	—	—%
Top Class, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2016	5.0	1.3	0.4	—%
Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	21.0	15.8	11.8	0.01%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	427.5	412.0	347.8	0.21%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	204.0	201.6	172.2	0.10%
Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	Prime plus 2.75%	3/13/2023	63.1	48.4	36.3	0.02%
Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Loan	6%	12/14/2016	90.5	23.6	22.8	0.01%
Pyramid Real Estate Holdings, LLC dba Hoteps	Food Services and Drinking Places	Term Loan	6%	10/7/2022	12.7	8.9	8.8	0.01%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/6/2016	3.4	1.0	1.0	—%
Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	159.4	132.1	58.4	0.04%
Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5%	10/3/2028	54.9	38.3	18.7	0.01%
Our Two Daughters LLC dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	225.0	170.3	13.8	0.01%
Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	49.8	44.8	0.8	—%
Momentum Medical Group, Inc.	Ambulatory Health Care Services	Term Loan	8%	9/30/2015	244.2	159.7	5.0	—%
Midway Plaza 6, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	6%	12/19/2029	200.0	167.6	134.0	0.08%
Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2022	49.1	30.0	15.4	0.01%
Las Torres Development, LLC dba Houston Event Centers	Real Estate	Term Loan	Prime plus 2.75%	8/27/2028	405.8	391.6	378.2	0.23%
Lamson and Goodnow Manufacturing Co. and Lamson and Goodnow, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2037	197.1	187.0	116.1	0.07%
Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	41.8	10.3	10.0	0.01%
J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/28/2025	737.6	704.5	692.4	0.42%
Hot Buckles, Inc.	Apparel Manufacturing	Term Loan	Prime plus 2.75%	6/27/2018	57.6	26.9	25.9	0.02%
Harrelson Materials Management, Inc.	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	537.5	470.0	108.1	0.06%
Hampton’s Restaurant Holding Company, LLC/Hampton’s Restaurant #1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2023	398.0	255.7	20.4	0.01%
Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	7.3	3.1	0.6	—%
Franvest, Inc. dba Texas Hydro-Equipment Co.	Chemical Manufacturing	Term Loan	6%	8/23/2018	125.0	119.3	99.5	0.06%
Feinman Mechanical, LLC	Specialty Trade Contractors	Term Loan	6%	9/28/2028	323.0	305.2	70.6	0.04%
E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,248.8	1,238.0	481.4	0.29%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5%	12/28/2035	$145.9	$144.6	$53.1	0.03%
Dill Street Bar and Grill, Inc. and WO Entertainment, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/27/2027	122.9	112.3	41.7	0.03%
Design Video Communciations, Inc.	Professional, Scientific, and Technical Services	Term Loan	6%	2/18/2036	92.4	19.0	6.8	—%
D’Elia Auto Repair Inc. dba D’Elia Auto Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2023	15.0	13.9	2.2	—%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	778.0	757.0	718.6	0.43%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/23/2022	376.0	258.5	245.4	0.15%
Crystal K. Bruens dba Howards Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/20/2020	6.2	2.8	2.8	—%
Bamboo Palace, Inc.	Food Services and Drinking Places	Term Loan	6%	11/20/2022	56.7	40.2	38.9	0.02%
Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	490.0	467.0	406.5	0.24%
AWA Fabrication & Construction, LLC	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	152.2	34.8	7.2	—%
AUM Estates, LLC and Sculpted Figures Plastic Surgery, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/12/2023	87.5	83.7	—	—%
AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/14/2038	618.7	603.9	355.2	0.21%
Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	4.6	1.6	1.6	—%
Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/24/2032	141.3	131.5	122.7	0.07%
LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2021	75.1	53.0	32.6	0.02%
Harry B Gould dba Lake Athens Marina and Bait Shop	Accommodation	Term Loan	Prime plus 2.75%	12/28/2025	132.9	116.2	112.3	0.07%
* The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/13/2015	16.2	8.0	7.7	—%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	191.0	157.1	135.3	0.08%
* Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	8%	10/15/2015	10.2	5.0	4.8	—%
* Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	31.5	24.0	20.0	0.01%
* West Experience, Inc., West Mountain Equipment Rental, Inc., Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	68.9	50.2	43.8	0.03%
* The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	44.9	14.4	11.8	0.01%
* TechPlayZone, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	1/27/2016	7.6	1.0	0.9	—%
* Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	122.0	110.4	94.1	0.06%
* Robin C. & Charles E. Taylor & Brigantine Aquatic Center, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	33.1	22.8	20.1	0.01%
* LJ Parker, LLC dba Kwik Kopy Business Center 120	Administrative and Support Services	Term Loan	7%	9/8/2014	61.8	33.2	26.6	0.02%
* Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	62.1	17.3	13.4	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	$251.7	$211.7	$195.1	0.12%
* Groundworks Unlimited, LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	116.1	97.1	85.0	0.05%
* Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	Prime plus 2.75%	11/16/2016	10.3	4.0	3.5	—%
* Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Loan	7%	10/30/2015	6.4	1.4	1.3	—%
* Event Mecca, LLC	Other Information Services	Term Loan	6%	4/10/2023	14.3	13.3	8.9	0.01%
* E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	—%	4/18/2017	209.1	92.7	76.0	0.05%
* DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/20/2023	11.8	10.8	7.3	—%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2024	11.5	6.6	6.0	—%
* CCS, Services, Inc.	Administrative and Support Services	Term Loan	6%	2/28/2015	2.3	0.1	0.1	—%
* Camilles of Washington Inc.	Food Services and Drinking Places	Term Loan	6%	10/28/2015	16.4	1.5	1.5	—%
* Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	109.1	82.5	66.4	0.04%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/22/2026	506.9	418.3	333.1	0.20%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	44.7	11.9	11.7	0.01%
* Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	13.9	6.7	6.2	—%
* Anmor Machining Company, LLC dba Anmor Machining Company	Fabricated Metal Product Manufacturing	Term Loan	6%	11/18/2026	192.5	146.5	110.5	0.07%
KroBro Inc. d/b/a Village Coffee	Food Services and Drinking Places	Term Loan	6%	3/12/2020	200.0	10.0	—	—%
Konversashens Coffee LLC	Food Services and Drinking Places	Term Loan	6%	6/28/2016	$64.4	$4.9	$—	—%
Total SBA Unguaranteed Non-Performing Investments					$11,637.2	$9,587.3	$6,302.3	3.79%
Total SBA Unguaranteed Investments					$155,719.7	$131,093.2	$121,477.3	73.00%
SBA Guaranteed Performing Investments(4)
BS Ventures, LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	161.3	161.3	182.9	0.11%
M & MM Management	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	138.8	138.8	155.0	0.09%
The Jeweler’s Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	3,750.0	3,750.0	4,157.8	2.50%
Will Zak Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	146.3	146.3	163.3	0.10%
Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	1,404.9	1,404.9	1,564.7	0.94%
Atlantis of Daytona, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	720.0	720.0	816.3	0.49%
Thermoplastic Services, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	4,500.0	4,500.0	5,060.5	3.04%
The Lodin Group, LLC and Lodin Health	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	1,590.8	1,590.8	1,797.6	1.08%
Bowlerama Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	3,607.5	3,607.5	4,058.4	2.44%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$562.5	$562.5	$628.2	0.38%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	318.8	318.8	361.6	0.22%
Evans & Paul, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	671.3	671.3	749.6	0.45%
B & W Towing, LLC & Boychuck’s Fuel, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	493.5	493.5	559.9	0.34%
Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	399.0	399.0	452.7	0.27%
Homegrown for Good, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	2,070.0	2,070.0	2,297.1	1.38%
Lake Area Autosound, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	375.0	375.0	425.4	0.26%
FHJE Ventures, LLC and Eisenreich II, Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	962.3	965.3	1,084.6	0.65%
Meridian Hotels, LLC	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	684.0	684.0	776.0	0.47%
Carolina Flicks dba The Howell Theatre	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	489.8	489.8	538.7	0.32%
Kiddie Steps for You, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	267.8	254.8	286.7	0.17%
401 JJS Corp. and G Randazzo Trattoria Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	1,136.3	1,136.3	1,285.4	0.77%
FHJE Ventures, LLC and Eisenreich II, Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	736.5	484.8	545.7	0.33%
Miss Cranston Diner II, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	273.8	273.8	308.8	0.19%
Wildwood Tavern dba Tavern Properties	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	1,275.0	936.0	1,058.9	0.64%
iFood, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	1,137.3	871.6	973.4	0.58%
Alpha Prepatory Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	435.7	327.7	371.8	0.22%
GPG Real Estate Holdings, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	487.5	121.6	137.9	0.08%
First Prevention & Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	714.8	234.2	261.5	0.16%
The Red Pill Management, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	162.8	86.1	96.2	0.06%
DC Real, LLC and DC Enterprises LTD	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	358.1	281.7	329.5	0.20%
Total SBA Guaranteed Performing Investments					$30,031.4	$28,057.4	$31,486.1	18.92%
Total SBA Unguaranteed and Guaranteed Investments					$185,751.1	$159,150.6	$152,963.4	91.92%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6)(13)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
* Automated Merchant Services, Inc.(7)(13)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Business Connect, LLC(8)(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	10%	December 2015	—	—	—	—%
* CCC Real Estate Holdings Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	—	—%
CDS Business Services, Inc.(9)(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	496.0	0.30%
		Term Loan	1%	Various maturities through August 2016	4,228.0	4,228.0	1,483.0	0.89%
CrystalTech Web Hosting, Inc.	Data processing, hosting and related services.	100% Common Stock	—%	—	—	9,256.0	21,500.0	12.92%
* OnLAN, LLC(15)(17)	Professional, Scientific, and Technical Services	49% Membership Interests	—%	—	—	800.0	—	—%
* Exponential Business Development Co. Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
* Bankcard Alliance of Alabama, LLC(10)(13)	Data processing, hosting and related services.	95% Membership Interests	—%	—	—	—	—	—%
* Fortress Data Management, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,300.0	1.38%
PMTWorks Payroll, LLC(11)(13)	Data processing, hosting and related services.	80% Membership Interests	—%	—	—	—	920.0	0.55%
		Term Loan	12%	August 2015	935.0	935.0	—	—%
Secure CyberGateway Services, LLC(12)(13)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	2,400.0	2,400.0	1.44%
Small Business Lending, Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	2,900.0	1.74%
* Summit Systems and Designs, LLC(8)(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
		Term Loan	10%	December 2007	—	—	—	—%
* Texas Whitestone Group, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	65.0	—	—%
Universal Processing Services of Wisconsin, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	45,500.0	27.34%
* Where Eagles Fly, LLC(13)(14)	Theatrical productions	95% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$8,683.0	$18,065.0	$77,499.0	46.57%
Investment in Money Market Funds					$—	$3,000.0	$3,000.0	1.80%
Total Investments					$194,434.1	$180,215.6	$233,462.4	140.29%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

*	Denotes non income producing security.
(1)	Newtek values each SBA 7(a) performing unguaranteed loan using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loan’s cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of December 31, 2014.
(3)	Newtek values SBA 7(a) non-performing loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed SBA 7(a) performing loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.
(6)	100% wholly-owned by Exponential of New York, LLC.
(7)	95% owned by Wilshire Partners, LLC., 5% owned by non-affiliate.
(8)	100% owned by Wilshire Texas Partners I, LLC.
(9)	49.482% owned by Wilshire New York Partners IV, LLC, 24.611% owned by Exponential of New York, LLC and 25.907% owned by Newtek Business Services Corp.
(10)	95% owned by Wilshire Alabama Partners, LLC., 5% owned by non-affiliate.
(11)	80% owned by Wilshire New York Partners IV, LLC, 20% owned by non-affiliate.
(12)	66.7% owned by Wilshire Texas Partners I, LLC, 33.3% owned by non-affiliate.
(13)	Zero cost basis is reflected, as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC, 5% owned by non-affiliate.
(15)	49% owned by Wilshire Colorado Partners, LLC, 51% owned by non-affiliate
(16)	All of the Company’s investments are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(17)	Denotes a non-controlled entity.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

On November 12, 2014, Newtek Business Services, Inc. merged with and into Newtek Business Services Corp. (“NBS”), a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland (the “Merger”), and thereafter filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). This transaction is referred to as the “Conversion” or “BDC Conversion”. All subsidiaries and controlled portfolio companies became the property of Newtek Business Services Corp. as part of the Merger. Except as otherwise noted, the terms “we,” “us,” “our,” “Company” and “Newtek” refer to Newtek Business Services, Inc. prior to the Conversion and its successor, Newtek Business Services Corp. following the Conversion.

Description of Business and Basis of Presentation for the Six Months Ended June 30, 2014 (Prior to BDC Conversion)

Prior to the Conversion, Newtek Business Services, Inc. was a holding company for several wholly and majority-owned subsidiaries, including twelve certified capital companies which are referred to as Capcos, and several portfolio companies in which the Capcos own non-controlling or minority interests. The Company provides a “one-stop-shop” for business services to the small and medium-sized business market and uses state of the art web-based proprietary technology to be a low cost acquirer and provider of products and services. The Company partners with companies, credit unions, and associations to offer its services.

The Company’s principal business segments were:

Electronic Payment Processing:  Marketing third party credit card processing and check approval services to the small and medium-sized business market under the name of Newtek Merchant Solutions.

Managed Technology Solutions:  CrystalTech Web Hosting, Inc., d/b/a Newtek Technology Services (“NTS”), offers shared and dedicated web hosting, data storage and backup services, cloud computing plans and related services to the small and medium-sized business market.

Small Business Finance:  The segment was comprised of Small Business Lending, Inc., (“SBL”) a lender service provider for third-parties that primarily services government guaranteed U.S. Small Business Administration (“SBA”) loans and non-SBA loans; Newtek Small Business Finance, LLC (“NSBF”), a nationally licensed, SBA lender that originates, sells and services loans to qualifying small businesses, which are partially guaranteed by the SBA, and CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”) which provides receivable financing and management services.

All Other:  Businesses formed from investments made through Capco programs and others which could not be aggregated with other operating segments, including insurance and payroll processing.

Corporate Activities:  Corporate implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker® referral system. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income and corporate operations expenses.

Capco:  Twelve certified capital companies which invest in small and medium-sized businesses. They generate non-cash income from tax credits and non-cash interest expense and insurance expenses in addition to cash management fees.

The condensed consolidated financial statements of Newtek Business Services Corp., its subsidiaries and consolidated entities have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include all wholly and majority-owned subsidiaries, and several portfolio companies in which the Capcos own non-controlling interest, or those variable interest entities of which Newtek is considered to be the primary beneficiary. All intercompany balances and transactions have been eliminated in consolidation. Non-controlling interests are reported below net income

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

(loss) under the heading “Net loss attributable to non-controlling interests” in the unaudited condensed consolidated statements of income prior to the BDC Conversion.

Description of Business and Basis of Presentation for the Six Months Ended June 30, 2015 (Post BDC Conversion)

Newtek Business Services Corp. is a Maryland corporation which was formed in August 2013 and is an internally managed, closed-end investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:

•	Newtek Small Business Finance, LLC
•	The Whitestone Group, LLC
•	Wilshire Alabama Partners, LLC
•	Wilshire Colorado Partners, LLC
•	Wilshire DC Partners, LLC
•	Wilshire Holdings I, Inc.
•	Wilshire Holdings II, Inc.
•	Wilshire Louisiana Bidco, LLC
•	Wilshire Louisiana Partners II, LLC
•	Wilshire Louisiana Partners III, LLC
•	Wilshire Louisiana Partners IV, LLC
•	Wilshire New York Advisers II, LLC
•	Wilshire New York Partners III, LLC
•	Wilshire New York Partners IV, LLC
•	Wilshire New York Partners V, LLC
•	Wilshire Partners, LLC
•	Wilshire Texas Partners, LLC
•	CCC Real Estate Holdings Co., LLC
•	The Texas Whitestone Group, LLC
•	Newtek Business Services Holdco 1, Inc.

In addition to the wholly owned entities consolidated above, Exponential of New York, LLC is consolidated as the Company is determined to be the primary beneficiary.

The accompanying notes to the unaudited condensed consolidated financial statements should be read in conjunction with Newtek’s 2014 Annual Report on Form 10-K. The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X and, therefore, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with U.S. GAAP. In the opinion of management, the condensed consolidated financial statements reflect all

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. The results of operations for an interim period may not give a true indication of the results for the entire year. The December 31, 2014 consolidated balance sheet has been derived from the audited financial statements as of that date. All intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.

All financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Fair Value

The Company applies fair value to certain of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures(“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.

Consolidation

As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and are

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

included in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of June 30, 2015, cash deposits in excess of FDIC deposit insurance and Securities Investor Protection Corporation (“SIPC”) insurance totaled approximately $8,714,000.

Restricted Cash

Restricted cash includes cash collateral relating to a letter of credit; monies due on SBA loan-related remittances due to third parties; and cash reserves associated with securitization transactions.

Broker Receivable

Broker receivable represents amounts due from third parties for investments which have been traded at period end but have not yet settled.

Income Taxes

The Company will elect to be treated as a regulated investment company (“RIC”) beginning with the 2015 tax year under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and will operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company will be required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

As a result of the Company’s conversion to a BDC and its intention to elect RIC status when it files its 2015 tax return, the Company reversed the balance of its deferred tax asset as of December 31, 2014, through additional paid-in capital on January 1, 2015.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended June 30, 2015, no U.S. federal excise taxes were accrued.

Dividends and Distributions

Dividends and distributions to the Company’s common stockholders are recorded on the record date. The timing and amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Investment Income

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. Dividend income is recorded at the time dividends are declared. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or return of capital.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

New Accounting Standards

In May 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-07 “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” The update changes the requirements for the presentation of certain investments using the net asset value, providing a practical expedient to exclude such investments from categorization within the fair value hierarchy and make a separate disclosure. This ASU is effective for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. The Company does not expect this guidance to have a material impact on our condensed consolidated financial statements and disclosures.

In April 2015, the FASB issued ASU 2015-03, “Simplifying the Presentation of Debt Issuance Costs.” This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the debt liability. This ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The Company is evaluating the impact of this update to its condensed consolidated financial statements and disclosures.

Segments

As a BDC, the Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and makes investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — INVESTMENTS:

Investments, all of which are with portfolio companies in the United States, consisted of the following at:

	June 30, 2015		December 31, 2014
	Cost	Fair Value	Cost	Fair Value
Money market funds	$226	$226	$3,000	$3,000
Non-affiliate debt investments	149,907	139,445	159,151	152,963
Controlled investments
Equity	11,372	84,818	10,120	73,616
Debt	1,800	1,800	7,944	3,883
Total investments	$163,305	$226,289	$180,215	$233,462

The following table shows the Company’s portfolio investments by industry at June 30, 2015 and December 31, 2014:

	June 30, 2015		December 31, 2014
	Cost	Fair Value	Cost	Fair Value
Data processing, hosting and related services.	$12,829	$74,592	$13,772	$70,322
Food Services and Drinking Establishments	13,419	12,171	15,816	15,442
Amusement, Gambling, and Recreation Industries	10,147	9,909	13,495	13,621
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	802	10,959	5,278	5,771
Plastics and Rubber Products Manufacturing	3,121	3,035	7,690	8,120
Accommodation	6,631	6,423	7,240	7,240
Repair and Maintenance	8,774	8,368	7,250	7,023
Clothing and Clothing Accessories Stores	2,680	2,385	6,709	6,958
Ambulatory Health Care Services	6,685	5,893	6,777	6,225
Truck Transportation	5,931	5,596	5,621	5,494
Specialty Trade Contractors	7,831	6,723	6,298	5,414
Fabricated Metal Product Manufacturing	5,195	4,823	5,627	5,258
Professional, Scientific, and Technical Services	6,385	5,205	5,438	4,939
Food Manufacturing	5,625	4,686	4,757	3,793
Motor Vehicle and Parts Dealers	3,622	3,574	3,759	3,755
Merchant Wholesalers, Durable Goods	3,448	3,306	3,763	3,729
Gasoline Stations	3,368	3,233	3,895	3,727
Insurance Carriers and Related Activities	1,675	3,912	1,417	3,622
Social Assistance	3,124	2,955	3,537	3,474
Nonstore Retailers	2,322	2,012	2,878	2,923
Personal and Laundry Services	2,949	2,831	2,759	2,609
Apparel Manufacturing	314	276	2,330	2,528
Merchant Wholesalers, Nondurable Goods	3,218	3,136	2,541	2,459
Administrative and Support Services	2,514	2,254	2,663	2,400
Other	40,470	37,806	35,905	33,616
Total	$163,079	$226,063	$177,215	$230,462

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES:

An affiliated company is an entity in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is an entity in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled companies for the six months ended June 30, 2015 were as follows:

Portfolio Company	Fair Value at December 31, 2014	Purchases (cost)	Principal received (cost)	Net realized gains/(losses)	Net unrealized gains/(losses)	Fair Value at June 30, 2015	Interest and other income	Dividend income
Controlled Investments
Small Business Lending, Inc.	$2,900	$—	$—	$—	$5,350	$8,250	$—	$148
PMTWorks Payroll, LLC	920	—	—	—	—	920	52	—
Universal Processing Services of Wisconsin, LLC	45,500	—	—	—	4,739	50,239	5	2,300
CrystalTech Web Hosting, Inc	21,500	—	—	—	(370)	21,130	—	400
CDS Business Services, Inc.(1)	1,979	200	—	—	(200)	1,979	7	—
Advanced Cyber Security Systems, LLC	—	—	—	—	—	—	14	—
Secure CyberGateway Services, LLC	2,400	—	(600)	—	—	1,800	75	26
Business Connect, LLC	—	—	—	—	—	—	3	—
Total Controlled Investments	$75,199	$200	$(600)	$—	$9,519	$84,318	$156	$2,874

(1)	During the quarter ended June 30, 2015, the Company converted all of its debt investments in CDS Business Services, Inc. to equity.

The table above includes only those controlled investments for which the Company had transactions for the six months ended June 30, 2015.

In addition to the transactions above, the Company incurs expenses from certain controlled portfolio companies. For the three months ended June 30, 2015, the Company incurred $144,000 in managed technology services, $62,000 in loan processing and closing expenses, and $6,000 in payroll processing fees from certain of its controlled portfolio companies. For the six months ended June 30, 2015, the Company incurred $289,000 in managed technology services, $186,000 loan processing and closing expenses, and $11,000 in payroll processing fees from certain of its controlled portfolio companies. For the three and six months ended June 30, 2015, the Company earned $33,000 in consulting fee income from certain controlled portfolio companies. Amounts due from and due to related parties are $3,992,000 and $3,204,000, respectively at June 30, 2015.

The Company allocates portions of salaries for management and certain other employees that perform services for certain controlled portfolio companies. Amounts are allocated based on estimates of time and effort spent by certain employees performing services for certain controlled portfolio companies. Allocations are generally recorded on a quarterly basis and are recurring in nature. Amounts allocated for the three and six months ended June 30, 2015 were $475,000 and $940,000, respectively. No amounts were allocated for the three and six months ended June 30, 2014 as the controlled portfolio companies were consolidated subsidiaries.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — SERVICING ASSETS:

For the three months ended June 30, 2015 and 2014, servicing fees received on the Company’s SBA non-affiliate investments totaled $1,068,000 and $915,000, respectively. For the six months ended June 30, 2015 and 2014, servicing fees received on the Company’s SBA non-affiliate investments totaled $2,111,000 and $1,746,000, respectively. The total servicing fee income recognized for loans serviced for others for the three and six months ended June 30, 2014 was $1,743,000 and $3,537,000. As a result of the BDC Conversion, no servicing fee income was recognized for loans serviced for others for the three and six months ended June 30, 2015. This revenue, which was previously included in consolidated results prior to the BDC Conversion, is recognized and earned by one of the Company’s controlled portfolio companies, Small Business Lending, Inc.

The estimated fair values of capitalized servicing assets were $11,275,000 and $9,483,000 at June 30, 2015 and December 31, 2014, respectively. Inherent risks related to the fair value of servicing assets include prepayment and default risks. An increase in either of these factors could have a negative impact on the fair value of servicing assets on the condensed consolidated statement of assets and liabilities. Additionally, a decrease in servicing spread would also have a negative impact on the fair value of servicing assets.

The estimated fair value of servicing assets at June 30, 2015 was determined using a discount factor that is a blended approach of the weighted average cost of capital and the weighted average servicing spread of 11.57%, prepayment speed of 19%, and an average cumulative default rate of 25%. The estimated fair value of servicing assets at December 31, 2014 was determined using a discount factor that is a blended approach of the weighted average cost of capital and the weighted average servicing spread of 11.58%, prepayment speed of 19%, and an average cumulative default rate of 25%. Changes in the fair value of servicing assets are included on the condensed consolidated statements of operations under the caption “net unrealized depreciation on servicing assets.”

NOTE 6 — FAIR VALUE MEASUREMENTS:

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, Management uses various valuation approaches, all of which have been approved by the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three and six months ended June 30, 2015 and 2014. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of June 30, 2015 and December 31, 2014:

	Fair Value Measurements at June 30, 2015 Using:
	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Investments in money markets funds	$226	$226	$—	$—	$—
Credits in lieu of cash	1,542	—	1,542	—	2
SBA unguaranteed investments	136,924	—	—	136,924	(10,734)
SBA guaranteed investments	2,521	—	2,521	—	274
Controlled investments	86,618	—	—	86,618	9,519
Servicing assets	11,275	—	—	11,275	228
Total assets	$239,106	$226	$4,063	$234,817	$(711)
Liabilities
Notes payable in credits in lieu of cash	$1,542	$—	$1,542	$—	$—

	Fair Value Measurements at December 31, 2014 Using:
	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Investments in money markets funds	$3,000	$3,000	$—	$—	$—
Credits in lieu of cash	2,229	—	2,229	—	(13)
SBA unguaranteed investments	121,477	—	—	121,477	(9,605)
SBA guaranteed investments	31,486	—	31,486	—	3,429
Controlled investments	77,499	—	—	77,499	—
Servicing assets	9,483	—	—	9,483	(120)
Total assets	$245,174	$3,000	$33,715	$208,459	$(6,309)
Liabilities
Notes payable in credits in lieu of cash	$2,229	$—	$2,229	$—	$5

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The following table presents the changes in investments and other assets measured at fair value using Level 3 inputs for the six months ended June 30, 2015:

	Six Months Ended June 30, 2015
	SBA Unguaranteed Investments	Controlled Investments	Servicing Assets
Fair value, beginning of period	$121,477	$77,499	$9,483
Net change in unrealized appreciation (depreciation)	(1,136)	9,519	(612)
Realized loss	(400)	—	—
SBA unguaranteed non-affiliate investments, originated	24,441	—	—
Foreclosed real estate acquired	(713)	—	—
Funding of controlled investments	—	200	—
Purchase of loan from SBA	703	—	—
Principal payments received	(7,448)	(600)	—
Additions to servicing assets	—	—	2,404
Fair value, end of period	$136,924	$86,618	$11,275

In June 2015, two controlled portfolio companies, Universal Processing Services of Wisconsin, LLC (“UPS”) and CrystalTech Web Hosting, Inc. (“NTS”), closed a $38,000,000 term loan facility with Goldman Sachs Bank USA. UPS and NTS drew $20,000,000 at close, of which $19,119,000 of the proceeds were sent to the Company and recorded as a note payable to related parties by the Company.

The following table presents changes in SBA Unguaranteed Investments measured at fair value using Level 3 inputs for the six months ended June 30, 2014:

Six months ended June 30, 2014
Fair value, beginning of period	$78,951
Realized loss	(1,003)
SBA unguaranteed investments, originated	21,128
Proceeds from principal payments	(4,348)
Fair value, end of period	$94,728

Prior to the Company’s conversion to a BDC, the Company did not account for its controlled investments and servicing assets at fair value.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of June 30, 2015 and December 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at June 30, 2015 and December 31, 2014.

	Fair Value as of June 30, 2015	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
Performing SBA Unguaranteed Investments	$131,803	Discounted cash flow	Market yields	5.38%	5.38%	5.38%
Non-Performing SBA Unguaranteed Investments	$5,121	Discounted cash flow	Market yields	8.50%	8.50%	8.50%
Controlled Investments(A)	$86,618	Market comparable companies	EBITDA multiples	5.60x	3.00x	6.20x
		Market comparable companies	Revenue multiples	0.83x	0.50x	3.00x
		Discounted cash flow	Weighted average cost of capital	12.90%	12.00%	16.50%
		Discounted cash flow	Market yields	5.38%	5.38%	5.38%
Servicing Assets	$11,275	Discounted cash flow	Market yields	11.57%	11.57%	11.57%

(A)	In determining the fair value of the Company’s controlled investments as of June 30, 2015, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 55.8% and 44.2%, respectively, on a weighted average basis. Includes $12,029,000 of equity interests and debt investments valued using discounted cash flows. Includes $74,589,000 of equity interests valued using a combination of discounted cash flows and market comparable companies.

	Fair Value as of December 31, 2014	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum

Assets:
Performing SBA Unguaranteed Investments	$115,175	Discounted cash flow	Market yields	5.38%	5.38%	5.38%
Non-Performing SBA Unguaranteed Investments	$6,302	Discounted cash flow	Market yields	7.00%	7.00%	7.00%
Controlled Investments(A)	$77,499	Market comparable companies	EBITDA multiples	5.50x	3.00x	9.00x
		Market comparable companies	Revenue multiples	0.80x	0.40x	3.00x
		Discounted cash flow	Weighted average cost of capital	12.60%	10.70%	16.00%
Servicing Assets	$9,483	Discounted cash flow	Market yields	11.58%	11.58%	11.58%

(A)	In determining the fair value of the Company’s controlled investments as of December 31, 2014, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 48.1% and 51.9%, respectively, on a weighted average basis.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — NOTES PAYABLE AND NOTES PAYABLE — RELATED PARTIES:

At June 30, 2015 and December 31, 2014, the Company had notes payable comprised of the following:

	June 30, 2015	December 31, 2014
Notes payable:
Capital One lines of credit (NSBF)
Guaranteed line	$23,552	$28,722
Unguaranteed line	2,770	5,134
Capital One line of credit and term loan (NBS)
Revolving line of credit	—	—
Term loan	—	9,167
Total notes payable	26,322	43,023
Note payable – related parties	19,119	—
Note payable – Securitization trust VIE	72,312	79,520
Total notes payable	$117,753	$122,543

In June 2015, the Company received $19,119,000 under an unsecured revolving line of credit extended by UPS and NTS. Maximum borrowings under the line of credit are $38,000,000. The outstanding balance shall bear interest at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% or at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The interest rate in effect is equal to the interest rate on the term loan between UPS, NTS, and Goldman Sachs Bank USA as discussed in Note 8. At June 30, 2015, the interest rate on the $19,119,000 is 7.5%. The revolving line of credit has a maturity date of June 21, 2019. Interest expense for the three and six months ended June 30, 2015 was approximately $30,000 which is included in total interest expenses in the condensed consolidated statements of operations. No interest expense was incurred in 2014.

In June 2015, the Company paid off and retired the Capital One term loan and revolving line of credit. The proceeds used to pay down the Capital One term loan and accrued interest of $8,879,000 as of June 23, 2015 were received from two controlled portfolio companies (see above). There was no amount due on the revolving line or credit with Capital One.

Total interest expense for the three months ended June 30, 2015 and 2014 was $1,728,000 and $3,589,000, respectively. Total interest expense for the six months ended June 30, 2015 and 2014 was $3,084,000 and $5,225,000, respectively.

NOTE 8 — COMMITMENTS AND CONTINGENCIES:

Legal Matters

In the ordinary course of business, the Company may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is currently involved in various litigation matters.

On January 21, 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against Universal Processing Services of Wisconsin, LLC (“UPS”), the Company’s merchant processing portfolio company, in the United States District Court for the Southern District of Iowa. The complaint asserts claims against UPS for breach of the UPS and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. The Company believes that the claims asserted in the complaint are wholly without merit and intends to vigorously defend the action.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — COMMITMENTS AND CONTINGENCIES:  – (continued)

As previously disclosed, during the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., pending in the United States District Court for the Middle District of Florida (the “Court”), to add UPS as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS and the other remaining defendants. Prior to the Court hearing on the motions, UPS and the FTC reached a settlement on the FTC’s motion for a permanent injunction, subject to final approval of the FTC. On February 11, 2015, the Court granted the FTC’s motion for equitable relief against UPS and the other remaining defendants, ordering that the remaining defendants pay $1,735,000 in equitable monetary relief. UPS has recorded a reserve for the full amount of the potential loss as of June 30, 2015. On May 19, 2015, the Court entered an equitable monetary judgment against NMS for approximately $1,735,000.

Management has reviewed all other legal claims against the Company with counsel and has taken into consideration the views of such counsel, as to the outcome of the claims. In management’s opinion, final disposition of all such claims will not have a material adverse effect on the results of operations, cash flows or financial position of the Company.

Management has determined that, in the aggregate, all pending legal actions should not have a material adverse effect on our consolidated results of operations, cash flows or financial condition. In addition, we believe that any amount that could be reasonably estimated of potential loss or range of potential loss is not material.

Guarantees

The Company is a guarantor on a bank line of credit at NBC, a controlled portfolio company. Maximum borrowings under the line of credit are $10,000,000 with a maturity date of February 2016. At June 30, 2015, total principal and accrued interest owed by NBC was $3,796,000. In addition, the Company deposited $750,000 to collateralize the guarantee. At June 30, 2015, the Company determined that it is not probable that payments would be required to be made under the guarantee.

On June 23, 2015, UPS and NTS (together, the “Borrowers”), each a controlled portfolio company of the Company, entered into a Credit and Guaranty Agreement (the “Agreement”), dated June 23, 2015, with Goldman Sachs Bank USA (“GS Bank”), as Administrative Agent, Collateral Agent and Lead Arranger, pursuant to which GS Bank agreed to extend the Borrowers a term loan facility up to an aggregate principal amount of $38,000,000 (the “Facility” and each term loan made thereunder, a “Term Loan”). The Company, Newtek Business Services Holdco 1, Inc., a wholly-owned subsidiary of the Company (“Intermediate Holdings”), and certain subsidiaries of Intermediate Holdings party to the Agreement from time to time, including UPS, NTS, and Solar Processing Solutions, LLC, have agreed to guarantee the repayment of the Facility and are parties to the Agreement as “Guarantors” thereunder. At June 30, 2015, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

Six months ended June 30, 2015
Per share data(2)
Net asset value at beginning of period	$16.31
Dividends from capital gains	(0.86)
Net investment loss	(0.47)
Net realized gain on investments	1.47
Net unrealized appreciation on investments	0.52
Net unrealized loss on servicing assets	(0.06)
Reversal of deferred tax asset	(0.29)
Net asset value at end of period	$16.62
Per share market value at end of period	$17.72
Total return based on market value(4)	25.88%
Total return based on average net asset value(3)	3.75%
Shares outstanding at end of period	10,206
Ratios/Supplemental Data:
Ratio of expenses to average net assets(3)	18.01%
Ratio of net investment loss to average net assets	(2.84)%
Net assets at end of period	$169,624
Average debt outstanding	$120,148
Average debt outstanding per share	$11.77
Asset coverage ratio	248%
Portfolio turnover	61.09%

(1)	Years prior to becoming a business development company are not presented in the financial highlights as the information would not be meaningful.
(2)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(3)	Annualized.
(4)	Assumes dividends are reinvested.

NOTE 10 — EARNINGS PER SHARE:

The following table summarizes the calculations for the net increase in net assets per common share for the three and six months ended June 30, 2015 and income per share for the three and six months ended June 30, 2014:

	Three months ended June 30, 2015	Six months ended June 30, 2015
Net increase in net assets	$4,876	$14,879
Weighted average shares outstanding	10,206	10,206
Net increase in net assets per common share	$0.48	$1.46

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — EARNINGS PER SHARE:  – (continued)

	Three months ended June 30, 2014	Six months ended June 30, 2014
Numerator for basic and diluted EPS – income available to common stockholders	$1,394	$2,785
Denominator for basic EPS – weighted average shares	7,106	7,096
Effect of dilutive securities	589	596
Denominator for diluted EPS – weighted average shares	7,695	7,692
Basic earnings per share	$0.20	$0.39
Diluted earnings per share	$0.18	$0.36
The amount of anti-dilutive shares/units excluded from above is as follows:
Contingently issuable shares	17	17

NOTE 11 — DIVIDENDS AND DISTRIBUTIONS:

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declarations and distributions during the six months ended June 30, 2015. There were no dividend declarations or distributions for the six months ended June 30, 2014.

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
March 19, 2015	March 30, 2015	April 13, 2015	$0.39	$3,985
June 15, 2015	June 29, 2015	July 15, 2015	$0.47	$4,802

On July 15, 2015, in connection with the June 15, 2015 dividend declaration, 4,655 shares valued at $87,000 were issued as part of the Company’s Dividend Reinvestment Plan (“DRIP”).

NOTE 12 — STOCK OPTIONS AND RESTRICTED STOCK:

The Company had one and three share-based compensation plans as of June 30, 2015 and 2014, respectively. For the six months ended June 30, 2014, share-based compensation expense was $532,000 of which $445,000 is included in salaries and benefits, and $87,000 is included in other general and administrative costs. During the six months ended June 30, 2014, approximately 14,300 shares awarded under the plans were forfeited due to early termination or resignation by certain employees. The total forfeiture credit recognized for the six months ended June 30, 2014 was approximately $69,000 and is included in share-based compensation expense. There were no share-based awards outstanding as of June 30, 2015 therefore no share-based compensation expense was recorded for the three and six months ended June 30, 2015.

NOTE 13 — SEGMENT REPORTING:

Operating segments are organized internally primarily by the type of services provided. Prior to converting to a BDC, the Company aggregated similar operating segments into six reportable segments: Electronic payment processing, Managed technology solutions, Small business finance, All other, Corporate and Capcos.

The Electronic payment processing segment is a processor of credit card transactions, as well as a marketer of credit card and check approval services to the small and medium-sized business market. Expenses include direct costs (included in a separate line captioned electronic payment processing costs), professional fees, salaries and benefits, and other general and administrative costs, all of which are included in the respective caption on the consolidated statements of operations.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 — SEGMENT REPORTING:  – (continued)

The Small business finance segment consists of Small Business Lending, Inc., a lender service provider for third-parties that primarily services government guaranteed SBA loans and non-SBA loans; Texas Whitestone Group which manages the Company’s Texas Capco; Newtek Small Business Finance, LLC, a nationally licensed SBA lender that originates, sells and services loans to qualifying small businesses; and Newtek Business Credit which provides accounts receivable financing, billing and accounts receivable maintenance services to businesses. NSBF generates revenues from sales of loans, servicing income for those loans retained and interest income earned on the loans themselves. The lender generates expenses for interest, professional fees, salaries and benefits, depreciation and amortization, and provision for loan losses, all of which are included in the respective caption on the consolidated statements of operations. NSBF also has expenses such as loan recovery expenses, loan processing costs, and other expenses that are all included in the other general and administrative costs caption on the consolidated statements of operations.

The Managed technology solutions segment consists of NTS which was acquired in July 2004. NTS’s revenues are derived primarily from web hosting services and consist of web hosting and set up fees. NTS generates expenses such as professional fees, payroll and benefits, and depreciation and amortization, which are included in the respective caption on the accompanying consolidated statements of operations, as well as licenses and fees, rent, and general office expenses, all of which are included in other general and administrative costs in the respective caption on the consolidated statements of operations.

The All other segment includes revenues and expenses primarily from qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments. The three largest entities in the segment are Newtek Insurance Agency, LLC, an insurance sales operation, PMTWorks Payroll, LLC, a provider of payroll processing services and Business Connect, LLC, a provider of sales and processing services.

Corporate activities represent revenue and expenses not allocated to our segments. Revenue includes interest income and management fees earned from Capcos (and included in expenses in the Capco segment). Expenses primarily include corporate operations related to broad-based sales and marketing, legal, finance, information technology, corporate development and additional costs associated with administering the Capcos.

The Capco segment, which consists of the twelve Capcos, generates non-cash income from tax credits, interest income and gains from investments in qualified businesses which are included in other income. Expenses primarily include non-cash interest and insurance expense, management fees paid to Newtek (and included in Corporate activities revenues), legal, and audit fees and losses from investments in qualified businesses.

Management had considered the following characteristics when making its determination of its operating and reportable segments:

•	the nature of the product and services;
•	the type or class of customer for their products and services;
•	the methods used to distribute their products or provide their services; and
•	the nature of the regulatory environment (for example, banking, insurance, or public utilities).

The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

The Company no longer has six reportable segments after November 11, 2014 as a result of the Conversion. The segment information presented below represents results for the three and six months ended June 30, 2014. For the three and six months ended June 30, 2015, there is only one reportable segment.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 — SEGMENT REPORTING:  – (continued)

The following table presents the Company’s segment information for the three and six months ended June 30, 2014, (in thousands):

	For the three months ended June 30, 2014	For the six months ended June 30, 2014
Third Party Revenue
Electronic payment processing	$23,163	$44,691
Small business finance	10,236	20,273
Managed technology solutions	4,193	8,249
All Other	630	1,207
Corporate activities	202	402
Capcos	106	210
Total reportable segments	38,530	75,032
Eliminations	(402)	(817)
Consolidated Total	$38,128	$74,215
Inter Segment Revenue
Electronic payment processing	$1,137	$2,044
Small business finance	130	285
Managed technology solutions	149	294
All Other	413	841
Corporate activities	982	1,983
Capco	196	388
Total reportable segments	3,007	5,835
Eliminations	(3,007)	(5,835)
Consolidated Total	$—	$—
Income (loss) before income taxes
Electronic payment processing	$2,162	$3,880
Small business finance	3,874	6,565
Managed technology solutions	921	1,672
All Other	(301)	(699)
Corporate activities	(4,091)	(6,279)
Capco	(189)	(459)
Total reportable segments	2,376	4,680
Eliminations	(87)	(175)
Totals	$2,289	$4,505
Depreciation and Amortization
Electronic payment processing	$59	$120
Small business finance	418	787
Managed technology solutions	330	667
All Other	51	103
Corporate activities	37	74
Capco	1	—
Totals	$896	$1,751

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 — SUPPLEMENTAL FINANCIAL DATA:

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a controlling interest, as defined by the 1940 Act, as amended, in portfolio companies that are not consolidated in the Company’s condensed consolidated financial statements. Below is a brief description of a portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information as of June 30, 2015.

Universal Processing Services of Wisconsin, LLC

Universal Processing Services of Wisconsin, LLC (“UPS”) markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. The Company generated $1,500,000 and $2,300,000 in dividend income from UPS and recorded $2,139,000 and $4,739,000 in unrealized appreciation on investment for the three and six months ended June 30, 2015, respectively.

The summarized financial information of our unconsolidated subsidiary was as follows:

Balance Sheets – Universal Processing Services of Wisconsin, LLC	As of June 30, 2015	As of December 31, 2014
Current assets	$24,329	$7,330
Noncurrent assets	2,639	2,636
Total assets	$26,968	$9,966
Current liabilities	5,959	5,424
Noncurrent liabilities	16,432	1,005
Total liabilities	$22,391	$6,429
Total equity	$4,577	$3,537

Statements of Income – Universal Processing Services of Wisconsin, LLC	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Revenue	$25,268	$22,983	$48,355	$44,368
Expenses	23,370	21,108	45,041	41,041
Income from operations	$1,898	$1,875	$3,314	$3,327
Interest income	25	980	27	1,710
Net income	$1,923	$2,855	$3,341	$5,037

NOTE 15 — SUBSEQUENT EVENTS:

On July 23, 2015, the Company acquired Premier Payments LLC (“Premier”), as a new wholly owned, controlled portfolio company. Premier was owned 100% by a related party of the Company. The total purchase price was approximately $16,483,000, of which $14,011,000 was paid in cash and $2,472,000 was paid in newly issued restricted shares of Newtek common stock. A total of 130,959 shares were issued which may not be sold or transferred for six months. Premier is one of the Country’s leading merchant services providers, which processes billions of dollars of credit card and debit card transactions on an annual basis. It is anticipated that this acquisition will expand the Company’s presence in the merchant processing space. The Company’s board of directors, including a majority of independent directors, approved the transaction.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Newtek Business Services Corp. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Newtek Business Services Corp. and Subsidiaries (the “Company”) (prior to November 12, 2014 Newtek Business Services, Inc.) as of December 31, 2014 and 2013, and the related consolidated statements of income, changes in net assets/ stockholders’ equity and cash flows for the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013. We have also audited the consolidated schedule of investments as of December 31, 2014. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned by correspondence with the borrower or by other appropriate auditing procedures, where replies from the borrower were not received and by other appropriate auditing procedures with respect to affiliated investments. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Newtek Business Services Corp. and Subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

McGladrey LLP

New York, NY
March 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Newtek Business Services, Inc.

We have audited the accompanying consolidated statements of income, changes in equity and cash flows for the year ended December 31, 2012 of Newtek Business Services, Inc. and Subsidiaries. Newtek Business Services, Inc. and Subsidiaries’ management is responsible for these financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Newtek Business Services, Inc. and Subsidiaries for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

Jericho, New York
April 1, 2013, except for the retrospective adjustment discussed in
Note 17, as to which the date is March 31, 2015

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED BALANCE SHEETS
(In Thousands, except for Per Share Data)

	2014	2013
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $131,093 at December 31, 2014; includes $120,990 and $74,387, respectively, related to securitization trust VIE)	$121,477	$78,951
Affiliate investments (cost of $12,521 at December 31, 2014)	77,499	—
SBA guaranteed non-affiliate investments (cost of $28,057 at December 31, 2014)	31,486	4,734
Investments in money market funds	3,000	—
Total investments at fair value	233,462	83,685
Cash and cash equivalents	17,813	12,508
Restricted cash	15,389	16,877
Broker receivable	—	13,606
SBA loans held for investment, net (includes $10,894 related to securitization trust VIE; net of reserve for loan losses of $1,811 at December 31, 2013)	—	10,689
Accounts receivable (net of allowance of $171 and $871, respectively)	147	11,602
Prepaid expenses and other assets, net (includes $2,550 and $2,187, respectively, related to securitization trust VIE)	16,473	18,549
Due from related parties	3,190	—
Servicing assets (at fair value at December 31, 2014, net of accumulated amortization and allowances of $7,909 at December 31, 2013	9,483	6,776
Fixed assets (net of accumulated depreciation and amortization of $3,798 and $10,547, respectively)	329	3,741
Intangible assets (net of accumulated amortization of $296 and $2,243, respectively)	444	1,240
Credits in lieu of cash, at fair value	2,229	3,641
Goodwill	—	12,092
Deferred tax asset, net	2,873	3,606
Total assets	$301,832	$198,612
LIABILITIES AND NET ASSETS/EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$7,683	$14,688
Notes payable	43,023	41,218
Note payable – Securitization trust VIE	79,520	60,140
Due to related parties	2,867	—
Capital lease obligation	33	642
Deferred revenue	59	1,274
Notes payable in credits in lieu of cash, at fair value	2,229	3,641
Total liabilities	135,414	121,603

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED BALANCE SHEETS – (continued)
(In Thousands, except for Per Share Data)

	2014	2013
Commitments and contingencies
Net Assets/Equity:
Newtek Business Services Corp. net assets/stockholders’ equity:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	$—	$—
Common stock (par value $0.02 per share; authorized 54,000 shares, 10,206 and 7,383 issued, respectively; 10,206 and 7,077 outstanding, respectively, not including 17 shares held in escrow)	205	148
Additional paid-in capital	165,532	61,939
Retained earnings	—	14,536
Treasury stock, at cost (0 and 306 shares, respectively)	—	(1,279)
Accumulated net investment losses	(2,523)	—
Net unrealized appreciation	2,609	—
Net realized gains	595	—
Total Newtek Business Services Corp. net assets/stockholders’ equity	166,418	75,344
Non-controlling interests	—	1,665
Total net assets/equity	166,418	77,009
Total liabilities and net assets/equity	$301,832	$198,612
Net asset value per common share	$16.31	N/A

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED STATEMENTS OF INCOME
(In Thousands, except for Per Share Data)

	As a Business Development Company	Prior to becoming a Business Development Company
	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012
Investment income:
From non-controlled/non-affiliate investments
Interest income	$1,076	$—	$—	$—
Servicing income	562	—	—	—
Other income	270	—	—	—
Total investment income from non-controlled/ non-affiliate investments	1,908	—	—	—
From controlled/affiliate investments
Interest income	27	—	—	—
Dividend income	37	—	—	—
Other income	4	—	—	—
Total investment income from controlled/affiliate investments	68	—	—	—
Total investment income	1,976	—	—	—
Operating revenues:
Electronic payment processing	—	$79,527	$89,651	$85,483
Web hosting and design	—	13,730	17,375	18,208
Premium income	—	18,623	19,456	12,367
Interest income	—	5,663	4,838	3,422
Servicing fee income – NSBF portfolio	—	3,111	2,769	2,298
Servicing fee income – external portfolios	—	6,142	3,796	4,564
Income from tax credits	—	48	113	522
Insurance commissions	—	1,480	1,737	1,205
Other income	—	3,523	3,858	3,061
Total operating revenues	—	131,847	143,593	131,130
Net change in fair value of:
SBA loans	—	(3,663)	(1,226)	(1,013)
Warrants	—	—	—	(111)
Credits in lieu of cash and notes payable in credits in lieu of cash	—	(5)	21	3
Total net change in fair value	—	(3,668)	(1,205)	(1,121)
Expenses:
Electronic payment processing costs	—	67,011	75,761	72,183
Salaries and benefits	1,458	23,373	24,360	22,314
Interest	568	7,323	5,863	4,495
Depreciation and amortization	43	3,140	3,284	3,036
Goodwill impairment	—	1,706	—	—
Provision for loan losses	—	(53)	1,322	810
Other general and administrative costs	2,236	18,536	20,729	17,732
Total expenses	4,305	121,036	131,319	120,570
Net investment loss before income tax	(2,329)	—	—	—
Provision for income tax – post BDC	194	—	—	—
Net investment loss	(2,523)	—	—	—

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED STATEMENTS OF INCOME – (continued)
(In Thousands, except for Per Share Data)

	As a Business Development Company	Prior to becoming a Business Development Company
	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012
Net realized and unrealized gain (loss):
Net realized gain on non-affiliate investments	595	—	—	—
Net unrealized appreciation on non-affiliate investments	2,733	—	—	—
Net unrealized depreciation on servicing assets	(120)	—	—	—
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(4)	—	—	—
Net realized and unrealized gains	3,204	—	—	—
Income before income taxes	—	7,143	11,069	9,439
Net increase in net assets resulting from operations	$681
Provision for income taxes		3,935	3,918	3,882
Net income		3,208	7,151	5,557
Net loss attributable to non-controlling interests		85	377	86
Net income attributable to Newtek Business Services Corp.		$3,293	$7,528	$5,643
Weighted average common shares outstanding:
Basic		7,315	7,059	7,105
Diluted		7,315	7,581	7,349
Basic income per share		$0.45	$1.07	$0.79
Diluted income per share		$0.45	$0.99	$0.77
Net increase in net assets per share	$0.09
Net investment loss per share	$(0.33)
Weighted average shares outstanding	7,620

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS/STOCKHOLDERS’ EQUITY
(In Thousands)

	Number of Shares of Common Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Number of Shares of Treasury Stock	Treasury Stock	Non- controlling Interest	Accumulated Net Investment Loss	Net Unrealized Appreciation	Net Realized Gains	Total
Balance at December 31, 2011	7,340	147	58,547	(101)	200	(620)	1,180	—	—	—	59,153
Cumulative-effect adjustment, consolidation of Expo	—	—	—	1,466	—	—	2,290	—	—	—	3,756
Deconsolidation of non-controlling interest for Expo’s interest in subsidiary	—	—	(231)	—	—	—	(768)	—	—	—	(999)
Expiration of subsidiary non-controlling interest warrants	—	—	337	—	—	—	(337)	—	—	—	—
Exercise of options	42	1	3	—	—	—	—	—	—	—	4
Issuance of treasury shares	—	—	25	—	(13)	79	—	—	—	—	104
Purchase of treasury shares	—	—	—	—	161	(967)	—	—	—		(967)
Grant of restricted stock award	—	—	499	—	—	—	—	—	—	—	499
Issuance of warrant to Summit	—	—	2,070	—	—	—	—	—	—	—	2,070
Purchase of non-controlling interest	—	—	(51)	—	—	—	(224)	—	—	—	(275)
Net income	—	—	—	5,643	—	—	(86)	—	—	—	5,557
Balance at December 31, 2012	7,382	148	61,199	7,008	348	(1,508)	2,055	—	—	—	68,902
Issuance of restricted stock	—	—	—	—	(3)	—	—	—	—	—	—
Grant of restricted stock awards	—	—	800	—	—	—	—	—	—	—	800
Forfeitures of restricted stock	—	—	(8)	—	—	—	—	—	—	—	(8)
Issuance of treasury shares	—	—	47	—	(10)	59	—	—	—	—	106
Exercise of stock options	—	—	33	—	(29)	170	—	—	—	—	203
Purchase of non-controlling interest	—	—	(132)	—	—	—	(13)	—	—	—	(145)
Net income	—	—	—	7,528	—	—	(377)	—	—	—	7,151
Balance at December 31, 2013	7,382	$148	$61,939	$14,536	306	$(1,279)	$1,665	$—	$—	$—	$77,009
Issuance of restricted stock	146	3	(3)	—	(53)	—	—	—	—	—	$—
Grant of restricted stock awards	—	—	865	—	—	—	—	—	—	—	$865
Issuance of treasury shares	10	—	70	—	—	60	—	—	—	—	$130
Exercise of stock options	45	1	259	—	(9)	(161)	—	—	—	—	$99
Warrant exercise	155	3	(973)	—	(182)	970	—	—	—	—	$—
Shares withheld in lieu of payroll taxes	—	—	(1,290)	—	—	—	—	—	—	—	$(1,290)
Tax benefit from exercise/vesting of share based awards	—	—	563	—	—	—	—	—	—	—	$563
Share retirement	(62)	(1)	(409)	—	(62)	410	—	—	—	—	$—
Distribution of non-controlling interest	—	—	—	—	—	—	(33)	—	—	—	$(33)
Net income	—	—	—	3,293	—	—	(85)	—	—	—	$3,208
Balance at November 11, 2014	7,676	$154	$61,021	$17,829	—	$—	$1,547	$—	$—	$—	$80,551
Election to business development company	—	—	76,679	(17,829)	—	—	(1,547)		—	—	$57,303
Issuance of common stock, net of offering costs(1)	2,530	51	27,832	—	—	—	—	—	—	—	$27,883
Net increase in net assets from operations								(2,523)	2,609	595	$681
Balance at December 31, 2014	10,206	$205	$165,532	$—	—	$—	$—	$(2,523)	$2,609	$595	$166,418

(1)	On November 18, 2014 the Company completed an offering of 2,530,000 shares of common stock at a public offering price of $12.50 per share. Total offering costs were approximately $3,700,000.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	As a Business Development Company	Prior to becoming a Business Development Company
	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations/net income	$681	$3,208	$7,151	$5,557
Adjustments to reconcile net increase in net assets resulting from operations/net income to net cash provided by (used in) operating activities:
Income from tax credits	(13)	(48)	(113)	(522)
Amortization of deferred financing costs and debt discount related to debt refinancing	—	1,905	—	—
Accretion of interest expense	9	18	135	525
Fair value adjustments on SBA loans	(2,733)	3,663	1,226	1,013
Fair value adjustments on servicing asset	120
Fair value adjustment of credits in lieu of cash and notes payable in credits in lieu of cash	4	30	(21)	(3)
Fair value adjustment on warrants	—	—	—	111
Deferred income taxes	16	328	(1,289)	(2,245)
Depreciation and amortization	43	3,140	3,284	3,036
Purchase of portfolio investment	(2,400)	—	—	—
Originations of non-affiliate SBA loans held for sale	(30,914)	—	—	—
Proceeds from sale of non-affiliate SBA loans held for sale	6,421	—	—	—
Non-affiliate SBA loans originated for investment	(8,570)	—	—	—
Payments received on SBA loans	1,305	—	—	—
Goodwill impairment	—	1,706	—	—
Accretion of discount	18	1,553	515	247
Provision for loan losses	—	(53)	1,322	810
Provision for doubtful accounts	—	559	547	75
Lease restructuring charges	—	—	—	(291)
Other, net	302	384	1,382	871
Changes in operating assets and liabilities:
Investment in money market funds	(3,000)	—	—	—
Originations of SBA loans held for sale	—	(123,284)	(135,167)	(83,349)
Proceeds from sale of SBA loans held for sale	—	123,935	131,733	84,743
Broker receivable	6,718	6,889	3,092	(11,788)
Due to/from related parties	829	—	—	—
Accounts receivable	1,441	(873)	(1,278)	(2,766)
Prepaid expenses, accrued interest receivable and other assets	(4,425)	4,607	(7,450)	3,245
Accounts payable, accrued expenses, other liabilities and deferred revenue	(5,698)	3,480	3,717	(597)
Change in restricted cash	1,061	(3,498)	—	—
Capitalized servicing asset	(138)	(3,096)	—	—
Other, net	—	—	(3,812)	(3,026)
Net cash provided by (used in) operating activities	(38,923)	24,553	4,974	(4,354)

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(In Thousands)

	As a Business Development Company	Prior to becoming a Business Development Company
	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012
Cash flows from investing activities:
Investments in qualified businesses	—	(214)	—	(1,651)
Returns of investments in qualified businesses	—	—	1,532	233
Purchase of fixed assets and customer accounts	(20)	(1,369)	(2,032)	(3,055)
SBA loans originated for investment, net	—	(39,786)	(42,885)	(24,190)
Payments received on SBA loans	—	10,853	7,409	4,999
Proceeds from sale of loan held for investment	—	500	—	—
Change in restricted cash	—	—	—	1,441
Purchase of non-controlling interest	—	—	(145)	(275)
Net cash used in investing activities	(20)	(30,016)	(36,121)	(22,498)
Cash flows from financing activities:
Net borrowings on bank lines of credit	$(1,091)	$8,435	$1,450	$18,387
Proceeds from shares sold, net of offering costs	29,728
Increase in cash due to consolidation of new subsidiary	—	—	—	2,763
Proceeds from term loan	—	10,000	—	10,000
Payments on bank term note payable	(417)	(11,007)	(417)	(417)
Payments on senior notes	(2,070)	(10,527)	(7,522)	(4,561)
Issuance of senior notes, net of issuance costs	31,679	—	45,343	—
Change in restricted cash related to securitization	(4,935)	6,441	(7,769)	5,053
Additions to deferred financing costs	(869)	(860)	(1,867)	(1,246)
Proceeds from exercise of stock options	—	15	198	—
Payments on behalf of employees for payroll tax liability	—	(1,207)	—	—
Purchase of treasury shares	—	—	—	(967)
Other, net	(2)	(236)	10	868
Net cash provided by financing activities	52,023	1,054	29,426	29,880
Net (decrease) increase in cash and cash equivalents	13,080	(4,409)	(1,721)	3,028
Cash and cash equivalents – beginning of year/period	4,733	12,508	14,229	11,201
Cash and cash equivalents – end of year/period	$17,813	$8,099	$12,508	$14,229
Supplemental disclosure of cash flow activities:
Cash paid for interest	$638	$3,970	$3,986	$2,844
Cash paid for taxes	$—	$6,187	$5,783	$5,402
Non-cash investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$174	$1,287	$5,182	$9,362
Additional paid in capital, upon acquisition of subsidiaries non-controlling interests	$—	$—	$129	$—
Conversion of loans held for investment to other real estate owned	$—	$136	$625	$426

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(In Thousands)

	As a Business Development Company	Prior to becoming a Business Development Company
	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	2013	2012
Addition to assets and liabilities on January 1, 2012 as a result of consolidation of Exponential of New York, LLC
Assets	$—	$—	$—	$2,763
Liabilities	—	—	—	7
Equity	$—	$—	$—	$2,756
Addition to additional paid-in capital for warrants expired previously attributable to non-controlling interests	$—	$—	$—	$338
Initial allocation of value issued to warrants issued in financing transaction	$—	$—	$—	$1,959

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA unguaranteed investments(1)
MLM Enterprises, LLC and Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	$70.5	$70.5	$63.3	0.04%
DC Real, LLC and DC Enterprises, LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	93.9	94.0	0.06%
Legacy Estate Planning Inc. dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	42.0	33.5	0.02%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	767.9	627.3	0.38%
Teamnewman Enterprises, LLC dba Newmans at 988	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	148.8	138.5	0.08%
DeRidder Chiropractic, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	13.2	12.5	0.01%
Stormrider Inc. dba Shirley’s Stormrider, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	150.0	119.5	0.07%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	220.0	178.3	0.11%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	228.0	228.3	0.14%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	22.5	17.9	0.01%
The Red Pill Management Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	28.7	24.6	0.01%
Homegrown For Good, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	230.0	230.0	202.1	0.12%
Kemmer, LLC and Apples Tree Top Liquors, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	138.4	125.1	0.08%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	12.0	10.5	0.01%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	400.0	341.6	0.21%
B & W Towing, LLC and Boychucks Fuel, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	164.5	151.3	0.09%
MM and M Management Inc. dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	46.3	37.8	0.02%
B.S. Ventures, LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	53.8	53.4	0.03%
Will Zac Management, LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	48.8	48.8	47.9	0.03%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,250.0	1,008.4	0.61%
Beale Street Blues Company – West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	187.5	187.5	158.8	0.10%
401 JJS Corporation and G Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	378.8	379.2	0.23%
The Lodin Group, LLC and Lodin Health Imaging Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	530.3	472.9	0.28%
Thermoplastic Services Inc. and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	500.0	500.6	0.30%
Winter Ventures Inc. dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	156.1	156.1	132.5	0.08%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Carolina Flicks Inc. dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	$163.3	$163.3	$149.9	0.09%
Atlantis of Daytona. LLC and Ocean Club Sportswear Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	240.0	240.3	0.14%
Bowlerama, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,202.5	1,199.9	0.72%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	106.3	104.6	0.06%
Evans and Paul, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	223.8	207.6	0.12%
First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	238.3	78.1	76.9	0.05%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	133.0	130.5	0.08%
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	245.5	161.6	161.8	0.10%
JEJE Realty, LLC and La Familia Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	205.8	191.9	0.12%
Joey O’s, LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	13.0	10.3	0.01%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	15.0	14.9	11.9	0.01%
Frontier Bulk Solutions, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/31/2024	1,250.0	1,242.3	1,043.3	0.63%
Heartland American Properties, LLC and Skaggs RV Outlet, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	478.3	459.3	0.28%
M and C Renovations Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	20.1	16.2	0.01%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	156.5	152.5	0.09%
Kantz, LLC and Kantz Auto, LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	68.0	65.0	0.04%
Seelan Inc. dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	90.4	84.0	0.05%
185 Summerfield Inc. and Valcon Contracting Corp.	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	162.0	157.1	0.09%
Navdeep B Martins and Busy Bubbles, LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	88.9	80.5	0.05%
3 F Management, LLC and ATC Port Charlotte, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	130.4	110.9	0.07%
One Hour Jewelry Repair Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	20.4	16.3	0.01%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,249.0	1,250.5	0.75%
Capitol Waste and Recycling Services, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	256.2	220.3	0.13%
Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	186.5	157.1	0.09%
DNT Storage and Properties, LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	101.6	99.2	0.06%
Boilermaker Industries, LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	18.8	16.8	0.01%
Doctors Express Management of Central Texas, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	92.4	85.0	0.05%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	59.9	57.2	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	$126.9	$126.4	$122.2	0.07%
Sumad, LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	92.5	90.1	0.05%
Route 130 SCPI Holdings LLC, (EPC) Route 130 SCPI Operations, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	538.8	494.2	0.30%
Roccos, LLC and Sullo Pantalone Inc. dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	255.0	234.8	0.14%
Keller Holdings, LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	99.7	98.4	0.06%
The Woods at Bear Creek, LLC and Bear Creek Entertainment, LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	512.5	513.0	0.31%
Orange County Insurance Brokerage Inc. dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	324.6	324.7	0.20%
Keys Phase One, LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	734.1	709.4	0.43%
Colts V, LLC and Nowatzke Service Center, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	600.0	576.8	0.35%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	57.3	57.4	0.03%
Auto Shine Carwash Inc. and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	22.2	18.6	0.01%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	451.2	395.7	0.24%
North Columbia, LLC and Loop Liquor and Convenience Store, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	158.8	153.0	0.09%
R A Johnson Inc. dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	300.4	300.7	0.18%
Andrene’s, LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	37.6	30.1	0.02%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	405.0	400.6	0.24%
Play and Stay, LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	42.1	33.6	0.02%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	145.1	145.2	0.09%
Modern Leather Goods Repair Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	57.6	45.9	0.03%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	269.1	230.1	0.14%
Tavern Properties, LLC and Wildwood Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	312.0	312.3	0.19%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	161.4	152.3	0.09%
KW Zion, LLC and Key West Gallery Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,246.4	1,203.3	0.72%
Indy East Smiles Youth Dentistry, LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	622.4	499.6	0.30%
B&P Diners, LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	79.0	63.0	0.04%
Feel The World Inc. dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	51.3	42.2	0.03%
Alberti and Cardoni, LLC dba Menchie’s	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/29/2024	77.3	77.3	64.3	0.04%
Delta Aggrigate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	911.3	912.1	0.55%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lamjam, LLC (EPC) Goldsmith Lambros Inc. (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	$133.8	$131.3	$129.3	0.08%
Orange County Cleaning Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	40.5	32.3	0.02%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	118.9	103.7	0.06%
Atlas Auto Body Inc. dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	51.3	47.9	0.03%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc. (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,220.6	1,160.5	0.70%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	431.6	432.0	0.26%
Barber Investments, LLC and Fieldstone Quickstop, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	149.3	128.6	0.08%
Katie Senior Care, LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	121.9	97.2	0.06%
Alpha Preparatory Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	109.2	109.4	0.07%
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	188.4	187.6	187.8	0.11%
Almost Home Property, LLC and Almost Home Daycare, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	713.6	698.8	0.42%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	290.5	259.3	0.16%
AGV Enterprises, LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	53.5	43.9	0.03%
575 Columbus Avenue Holding Company, LLC and LA-ZE, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	22.4	22.4	0.01%
L&S Insurance & Financial Services Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	21.9	17.8	0.01%
Honeyspot Investors, LLP and Pace Motor Lines Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	149.1	147.6	0.09%
Miss Cranston Diner II, LLC and Miss Cranston II Realty, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	91.3	91.3	88.4	0.05%
Wired, LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	146.4	126.6	0.08%
Honeyspot Investors, LLP and Pace Motor Lines Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	870.1	859.1	0.52%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	625.2	549.0	0.33%
Wired, LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	484.4	419.1	0.25%
AMG Holding, LLC and Stetson Automotive, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	206.5	206.3	0.12%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	96.9	92.5	0.06%
Highway Striping Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	51.5	43.1	0.03%
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	319.6	303.4	0.18%
JPM Investments, LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	135.5	130.5	0.08%
Zinger Hardware and General Merchant Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	107.1	94.9	0.06%
Nikobella Properties, LLC and JPO Inc. dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	472.8	451.7	0.27%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RDJ Maayaa Inc. dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	$8.7	$8.3	$6.7	—%
Big Sky Plaza, LLC and Strickland, Incorporated	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	231.7	220.0	0.13%
510 ROK Realty, LLC dba ROK Health and Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	322.2	304.3	0.18%
Nirvi Enterprises, LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	913.5	912.5	0.55%
Hotels of North Georgia, LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	831.4	825.4	0.50%
Global Educational Delivery Services, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	58.3	57.3	0.03%
GPG Real Estate Holdings, LLC and GPG Enterprises Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/13/2039	322.1	319.7	299.2	0.18%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	118.7	100.1	0.06%
GPG Real Estate Holdings, LLC (OC) GPG Enterprises Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/13/2039	162.5	40.4	40.4	0.02%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	67.5	67.4	0.04%
Sico & Walsh Insurance Agency Inc. and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	249.2	232.9	0.14%
Sujata Inc. dba Stop N Save Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	21.8	18.0	0.01%
Long Island Barber Institute Inc.	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	55.1	51.5	0.03%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	51.0	46.6	0.03%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	21.7	19.9	0.01%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	935.8	934.7	0.56%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	125.6	100.4	0.06%
EGM Food Services Inc. dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	18.5	15.4	0.01%
Jonesboro Health Food Center, LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	57.8	45.7	0.03%
USI Properties, LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	143.4	141.0	0.08%
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc.(OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	134.1	133.9	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	164.3	151.0	0.09%
Moochie’s, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	97.9	79.3	0.05%
The River Beas, LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	89.5	84.8	0.05%
AS Boyals, LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	116.3	116.2	0.07%
Winter Ventures Inc. and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	62.6	59.9	53.0	0.03%
ENI Inc., Event Networks Inc., ENI Worldwide, LLC and Spot Shop Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	478.1	376.8	0.23%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	76.4	73.4	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	$20.8	$20.6	$20.5	0.01%
Island Wide Realty, LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	102.7	102.6	0.06%
Aiello’s Pizzeria, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	40.9	34.0	0.02%
Wilshire Media Systems Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	178.1	145.5	0.09%
Family Ties Supply Corp. dba Best Cookies & More dba Cookie Factory Out	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/16/2024	53.1	50.8	39.8	0.02%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	78.8	75.3	74.0	0.04%
1899 Tavern & Tap, LLC and Ale House Tavern & Tap, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	135.2	130.7	0.08%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	712.3	689.3	0.41%
Hodges Properties, LLC and Echelon Enterprises Inc. dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	443.7	427.6	0.26%
Dantanna’s Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	158.2	133.2	0.08%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	137.1	135.6	0.08%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	116.3	99.7	0.06%
Little People’s Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	100.9	91.1	0.05%
Little People’s Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	91.5	82.6	0.05%
Wilban, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	422.5	403.8	0.24%
Lake Area Autosound, LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	125.0	116.8	0.07%
TC Business Enterprises, LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2024	290.1	280.8	229.0	0.14%
Sapienzo Properties, LLC (EPC) CNS Self-Storage Inc. (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	190.6	190.4	0.11%
Hascher Gabelstapler Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	136.1	122.5	0.07%
Knowledge First Inc. dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	143.5	132.2	0.08%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co.	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	491.5	490.9	0.29%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	109.6	109.5	0.07%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	38.4	33.8	0.02%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	1,011.0	903.2	0.54%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park, LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	404.4	400.5	0.24%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	214.3	193.3	0.12%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	$223.5	$220.9	$220.6	0.13%
Avayaan2, LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	155.6	148.6	0.09%
Onofrio’s Fresh Cut Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	71.4	65.7	0.04%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	134.0	120.8	0.07%
R & R Boyal, LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	412.1	386.2	0.23%
Summit Beverage Group, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	330.8	293.6	0.18%
Faith Memorial Chapel, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	211.4	194.6	0.12%
952 Boston Post Road Realty, LLC and HNA, LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	208.3	192.3	0.12%
Choe Trade Group Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	150.3	143.1	0.09%
Pindar Associates, LLC, Pidar Vineyards, LLC, Duck Walk Vineyards Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/25/2024	712.3	672.0	659.9	0.40%
96 Mill Street, LLC, Central Pizza, LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	139.4	139.2	0.08%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	264.1	217.5	0.13%
Sovereign Communications, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	856.3	688.8	0.41%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	98.2	93.5	0.06%
Awesome Pets II Inc. dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	79.5	66.1	0.04%
Robert Star Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/5/2024	46.8	44.2	43.4	0.03%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	16.5	15.5	15.2	0.01%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	127.5	124.3	0.07%
3Fmanagement, LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	398.2	334.1	0.20%
JDR Industries Inc dba CST-The Composites Store	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	131.4	112.4	0.07%
Icore Enterprises Inc. dba Air Flow Filters Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	20.4	20.0	0.01%
Nutmeg North Associates, LLC (OC) Steeltech Building Products Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	883.5	814.7	0.49%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	692.9	675.7	0.41%
S.Drake, LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	18.8	17.8	14.2	0.01%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	620.0	608.6	0.37%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	317.2	289.5	0.17%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	223.8	206.3	0.12%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	$190.0	$182.6	$169.9	0.10%
AIP Enterprises, LLC and Spider’s Web Inc dba Black Widow Harley-Davidson	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/20/2038	962.5	946.7	936.7	0.56%
JackRabbit Sports Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/20/2023	581.3	535.9	526.0	0.32%
Mosley Auto Group, LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	217.9	212.2	0.13%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	87.4	87.3	0.05%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	546.2	508.3	0.31%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	13.4	11.6	0.01%
TAK Properties, LLC and Kinderland Inc.	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	398.4	373.6	0.22%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	50.0	46.0	0.03%
TOL, LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	17.3	14.8	0.01%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	193.1	188.5	0.11%
920 CHR Realty, LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	411.3	410.6	0.25%
DKB Transport Corp.	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	136.5	136.3	0.08%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	507.7	441.3	0.27%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	102.5	90.3	0.05%
Spectrum Development, LLC and Solvit Inc & Solvit North, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	360.3	313.0	0.19%
BVIP Limousine Service, LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	75.1	72.4	0.04%
Eco-Green Reprocessing, LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	62.1	50.6	0.03%
TNDV: Television, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	11/26/2038	253.8	249.2	234.9	0.14%
Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/26/2023	162.6	155.0	144.4	0.09%
Wallace Holdings, LLC (EPC) GFA International Inc. (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	115.4	92.8	0.06%
AcuCall, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	14.7	11.6	0.01%
Seven Peaks Mining Inc. and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,227.8	1,064.3	0.64%
Kids in Motion of Springfield, LLC dba The Little Gym of Springfield, IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	42.3	34.5	0.02%
Kup’s Auto Spa Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	390.0	382.7	0.23%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	69.3	56.7	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
River Run Personnel, LLC dba Express Employment Professionals	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/15/2023	$20.0	$1.2	$1.2	—%
Howell Gun Works, LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	7.7	6.1	—%
Armin and Kian Inc. dba The UPS Store 3714	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/13/2023	56.5	52.2	41.0	0.02%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	61.6	61.5	0.04%
Twinsburg Hospitality Group, LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	928.1	862.6	0.52%
Master CNC Inc. & Master Properties, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	585.0	524.2	0.31%
1 North Restaurant Corp. dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	208.4	202.4	0.12%
Mid-Land Sheet Metal Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	135.0	129.9	0.08%
Logistics Business Solutions Inc. dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2023	50.0	46.5	41.8	0.03%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	40.4	38.5	0.02%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	650.4	644.4	0.39%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	303.9	254.1	0.15%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	8.1	6.4	—%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	241.5	221.1	0.13%
Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	221.6	208.6	0.13%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	80.3	67.2	0.04%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	23.6	21.3	0.01%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	956.4	938.7	0.56%
Fieldstone Quick Stop, LLC (OC) Barber Investments, LLC (EPC)	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	676.3	667.1	598.7	0.36%
Cencon Properties, LLC and Central Connecticut Warehousing Company	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	337.8	333.3	0.20%
Lenoir Business Partners, LLC (EPC) LP Industries, Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	317.7	302.4	0.18%
Onofrios Enterprises, LLC (EPC) Onofrios Fresh Cut, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	306.8	294.3	0.18%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	219.0	204.2	0.12%
Top Properties, LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	117.9	117.7	0.07%
AGS Talcott Partners, Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/30/2023	117.8	107.3	84.2	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	95.6	86.8	0.05%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	741.6	688.8	0.41%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	328.0	310.9	0.19%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Handy 6391, LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	$62.5	$58.3	$57.3	0.03%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	453.9	453.1	0.27%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	246.8	222.6	0.13%
Anthony C Dinoto and Susan S P Dinoto	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	98.0	97.8	0.06%
Southeast Chicago Soccer Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	50.2	50.1	0.03%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	83.9	78.4	0.05%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	12.8	10.0	0.01%
Faith Memorial Chapel, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	262.7	249.0	0.15%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	42.3	34.8	0.02%
Westville Seafood, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	109.9	102.7	0.06%
Maynard Enterprises Inc. dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	14.8	12.3	0.01%
Grafio Inc. dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	142.3	118.8	0.07%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	395.8	326.4	0.20%
Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	52.1	46.6	0.03%
Prospect Kids Academy Inc.	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	121.6	116.6	0.07%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	38.7	38.6	0.02%
B for Brunette, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	49.3	39.1	0.02%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	217.8	202.8	0.12%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	680.0	613.9	0.37%
IlOKA Inc. dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	621.5	528.2	0.32%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	169.5	163.9	0.10%
Excel RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	117.8	110.1	0.07%
Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	39.1	36.3	0.02%
Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/28/2023	784.0	750.1	603.7	0.36%
Ramard Inc and Advanced Health Sciences Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	169.5	133.0	0.08%
RM Hawkins, LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	73.6	72.3	0.04%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	17.7	14.8	0.01%
Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	65.0	52.3	51.0	0.03%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	445.0	343.0	312.3	0.19%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	$22.5	$20.5	$16.7	0.01%
VesperGroup, LLC dba The Wine Cellar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/5/2023	45.0	40.7	33.9	0.02%
Blacknorange2, LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2023	175.0	159.1	128.9	0.08%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc. (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	81.8	78.2	0.05%
Majestic Contracting Services, Inc. dba Majestic Electric	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	185.4	171.3	0.10%
Daniel W. and Erin H. Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	10.1	9.9	0.01%
Angkor Restaurant Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	90.8	88.3	0.05%
Harbor Ventilation Inc. and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	90.0	84.5	0.05%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	78.8	73.7	0.04%
Morning Star Trucking. LLC and Morning Star Equipment and Leasing, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	48.2	37.9	0.02%
Maxiflex, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	136.9	135.5	0.08%
JRA Holdings, LLC (EPC) Jasper County Cleaners Inc. dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	117.9	118.9	0.07%
GIA Realty, LLC and VRAJ GIA, LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	95.0	95.8	0.06%
Emerald Ironworks Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	72.0	64.4	56.4	0.03%
Contract Packaging Services Inc. dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	764.3	690.4	0.41%
2161 Highway 6 Trail, LLC (EPC)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	912.6	903.4	0.54%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	821.3	819.1	0.49%
KDP, LLC and KDP Investment Advisors, Inc. and KDP Asset Management, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	343.8	306.2	263.6	0.16%
Elite Structures Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	901.3	901.2	0.54%
(EPC) Absolute Desire, LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	183.7	172.4	0.10%
(EPC) Willowbrook Properties, LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	181.5	177.9	0.11%
Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	5/31/2023	440.8	390.3	363.0	0.22%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	268.2	232.8	0.14%
Europlast Ltd.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	162.0	157.4	151.0	0.09%
RXSB, Inc. dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	165.5	140.1	0.08%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	56.2	51.2	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ryan D. Thornton and Thornton & Associates, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	$68.8	$58.7	$49.7	0.03%
Insurance Problem Solvers, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	15.1	12.8	0.01%
Hybrid Racing, LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	116.3	103.4	92.8	0.06%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	127.3	123.8	124.8	0.07%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	534.1	512.2	0.31%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	87.7	75.1	0.05%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	201.8	185.1	0.11%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	69.9	62.3	0.04%
SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Loan	6%	4/19/2023	121.3	46.3	45.8	0.03%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	146.7	147.9	0.09%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	463.9	467.5	0.28%
MRM Supermarkets Inc. dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	325.8	303.2	0.18%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	120.8	114.3	0.07%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	320.0	313.9	0.19%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	252.1	250.6	0.15%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	189.4	185.0	0.11%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	17.3	15.5	14.2	0.01%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	521.1	497.8	0.30%
Michael A. and Heather R. Welsch dba Art & Frame Etc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	65.4	63.9	0.04%
M & H Pine Straw Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	251.6	235.9	0.14%
Truth Technologies Inc. dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	69.2	60.1	0.04%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	157.8	156.0	0.09%
Stellar Environmental, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	49.0	46.7	0.03%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	455.9	417.3	0.25%
N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar’s Chocolates	Food Manufacturing	Term Loan	Prime plus 2.75%	3/15/2038	129.3	125.5	126.5	0.08%
Golden Gate Lodging, LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	111.5	108.9	0.07%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	73.8	35.5	35.8	0.02%
River Club Golf Course Inc. dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	459.9	445.9	0.27%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bakhtar Group, LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	$103.8	$90.4	$76.6	0.05%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	83.5	81.5	0.05%
Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	Prime plus 2.75%	2/20/2023	21.8	19.0	16.1	0.01%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	49.5	48.5	0.03%
Pacheco Investments, LLC (EPC) Pacheco Brothers Gardening Inc. (OC)	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/15/2038	425.0	410.0	403.5	0.24%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	102.9	100.6	0.06%
Orient Express, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	72.4	61.3	0.04%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	121.0	122.0	0.07%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	13.0	12.8	0.01%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	249.6	239.6	0.14%
EZ Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/31/2023	145.0	124.5	110.3	0.07%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	427.4	411.7	0.25%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	484.6	488.3	0.29%
WI130, LLC (EPC) & Lakeland Group, Inc. (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	250.9	226.0	0.14%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	83.0	70.8	0.04%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	437.5	428.7	0.26%
Babie Bunnie Enterprises Inc. dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2022	46.3	39.3	33.3	0.02%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	500.9	504.8	0.30%
Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/27/2022	166.8	142.0	140.3	0.08%
Martin L Hopp, MD PHD, A Medical Corp (OC)	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	56.2	50.0	0.03%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	357.0	317.0	0.19%
Pioneer Window Holdings, Inc. and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	195.2	176.8	0.11%
The Amendments Group, LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	19.1	18.9	0.01%
G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	127.1	108.2	94.4	0.06%
Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2022	42.5	35.9	35.4	0.02%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	302.5	256.0	0.15%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	277.1	272.1	0.16%
Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	136.5	131.9	118.7	0.07%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	$153.9	$148.2	$140.7	0.08%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	215.7	215.4	0.13%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	178.6	174.8	0.11%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	8.2	7.0	—%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	53.6	53.0	0.03%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	236.7	214.2	0.13%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	92.7	93.4	0.06%
Clean Brothers Company Inc. dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	14.3	12.7	0.01%
R & J Petroleum, LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	173.3	171.3	0.10%
PGH Groceries, LLC DBA The Great American Super	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/19/2037	68.8	66.3	64.9	0.04%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	17.7	17.5	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	18.7	16.5	0.01%
Reidville Hydraulics & Mfg Inc. dba Summit Farms, LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	256.2	237.4	0.14%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	154.2	130.5	0.08%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	59.8	50.0	49.4	0.03%
LA Diner Inc. dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	652.1	657.0	0.39%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	258.8	215.0	181.9	0.11%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	154.0	143.8	0.09%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	63.0	62.3	0.04%
Europlast Ltd.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	743.9	680.4	655.1	0.39%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	177.7	171.1	0.10%
LaSalle Market and Deli EOK Inc. and Rugen Realty, LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	242.1	232.1	0.14%
O’Rourkes Diner, LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	62.9	59.7	0.04%
AdLarge Media, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2022	250.0	207.7	175.7	0.11%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	16.2	13.7	0.01%
R2 Tape, Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	352.1	354.7	0.21%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	155.0	127.5	125.9	0.08%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
AJK Enterprise, LLC dba AJK Enterprise, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	$16.5	$13.6	$13.1	0.01%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	273.7	252.7	0.15%
Suncoast Aluminum Furniture, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	344.9	345.7	0.21%
Matchless Transportation, LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	153.1	139.8	0.08%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	87.4	81.8	0.05%
Georgia Safe Sidewalks, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	12.1	11.1	0.01%
Scoville Plumbing & Heating Inc. and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	42.9	41.9	0.03%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	984.7	956.2	0.57%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	275.2	272.9	0.16%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	110.1	104.7	0.06%
Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	194.0	157.3	156.9	0.09%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	66.5	66.9	0.04%
KIND-ER-ZZ Inc. dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	40.1	36.6	0.02%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	16.4	14.9	0.01%
TNDV: Television, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/13/2022	127.5	103.2	98.8	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	141.7	140.0	0.08%
5091, LLC and TR/AL, LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	121.3	115.8	116.4	0.07%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	59.9	59.9	0.04%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	31.8	31.7	0.02%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	109.9	104.7	0.06%
Christou Real Estate Holdings, LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	270.3	273.5	0.16%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	18.1	16.5	0.01%
STK Ventures Inc. dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/9/2037	131.8	126.1	125.3	0.08%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	570.2	560.0	0.34%
Bisson Moving & Storage Company Bisson Transportation Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	440.8	426.5	0.26%
Fair Deal Food Mart Inc. dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	363.0	370.4	0.22%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	125.0	103.1	101.7	0.06%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	6.6	6.4	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	$228.8	$187.7	$176.1	0.11%
Zane Filippone Co Inc. dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	447.7	429.7	0.26%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	12.9	12.4	0.01%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	466.3	378.5	355.0	0.21%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	212.5	215.1	0.13%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	147.7	134.6	0.08%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	721.9	736.3	0.44%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	92.4	87.6	0.05%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	1,036.8	997.5	0.60%
BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	343.7	315.9	0.19%
ATC Fitness, LLC d/b/a Around the C	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	8.0	7.7	—%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	738.5	717.5	0.43%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	469.1	478.4	0.29%
K’s Salon 1, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	56.4	51.4	0.03%
15 Frederick Place, LLC & Pioneer Windows Holdings Inc. & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	194.1	193.3	0.12%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	727.5	686.5	700.0	0.42%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	522.5	493.1	502.8	0.30%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	183.0	172.7	0.10%
Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2021	130.8	99.9	97.5	0.06%
Taylor Transport, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	387.6	375.2	0.23%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	142.0	140.3	0.08%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	285.2	284.0	0.17%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	47.4	47.2	0.03%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	104.4	96.1	0.06%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	44.2	40.7	0.02%
Keans Korner, LLC d/b/a MobiMart	Gasoline Stations	Term Loan	Prime plus 2.75%	10/25/2036	938.3	881.9	888.7	0.53%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	16.9	16.8	0.01%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	1,041.5	773.8	726.5	0.44%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	$302.5	$224.8	$221.6	0.13%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	129.0	130.2	0.08%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	78.1	79.5	0.05%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	26.6	27.1	0.02%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	792.3	721.8	0.43%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	396.8	403.0	0.24%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	46.5	43.4	0.03%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	203.3	185.3	0.11%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	586.2	572.0	0.34%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	575.0	437.3	423.9	0.25%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	15.4	15.4	0.01%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	130.4	129.9	0.08%
Trademark Equipment Company Inc. and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	125.1	125.1	0.08%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	94.8	96.2	0.06%
Valiev Ballet Academy, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	85.7	85.2	0.05%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	72.1	73.5	0.04%
Kelly Chon, LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	9.4	9.4	0.01%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	232.3	234.7	0.14%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	326.7	335.6	0.20%
Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	6/29/2036	160.5	150.4	151.2	0.09%
Lavertue Properties, LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	42.0	43.1	0.03%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	250.0	180.6	172.4	0.10%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	426.0	320.4	320.1	0.19%
Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/15/2036	184.8	172.8	175.9	0.11%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	239.1	240.4	0.14%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Major Queens Body & Fender Corp.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	$28.6	$20.9	$20.9	0.01%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	421.0	428.6	0.26%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	45.8	43.8	0.03%
Fleming Marketing, LLC dba Instant Imprints of Longmont	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/31/2021	7.5	5.4	5.3	—%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	11.8	11.9	0.01%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	151.2	148.2	0.09%
MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2021	46.0	32.5	31.0	0.02%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	128.2	131.7	0.08%
Profile Performance, Inc. and Eidak Real Estate, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	118.6	121.8	0.07%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	120.4	123.7	0.07%
3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/13/2036	170.0	157.6	158.6	0.10%
Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/4/2021	625.0	440.3	437.5	0.26%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	3.8	2.7	2.7	—%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	93.0	71.0	70.6	0.04%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	14.4	14.8	0.01%
Actknowledge, Inc. dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	40.1	38.2	0.02%
Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/11/2036	19.7	18.3	18.8	0.01%
Food & Beverage Associates Of N.J. Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	6.8	6.8	—%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	107.0	103.1	0.06%
Stephen Frank, Patricia Frank and Suds Express, LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	45.9	46.1	0.03%
SuzyQue’s, LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	56.7	58.0	0.03%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	28.7	29.5	0.02%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	104.7	107.5	0.06%
Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/28/2021	12.5	8.6	8.2	—%
Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/24/2021	100.8	70.5	67.3	0.04%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	98.5	98.6	0.06%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	5.1	4.8	—%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	189.5	174.9	179.6	0.11%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	$74.3	$68.9	$70.7	0.04%
Marine Container Services, Inc. & Management Consulting Brokerage, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2020	50.3	33.8	33.8	0.02%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	25.5	26.0	0.02%
Svetavots Corporation dba Brightstar Healthcare of Montgomery County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2020	20.5	13.8	13.1	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	43.5	43.4	0.03%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	31.3	32.1	0.02%
Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/19/2035	50.0	45.3	46.4	0.03%
Any Garment Cleaner-East Brunswick, Inc. dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	23.7	23.7	0.01%
Lebenthal Holdings, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/16/2020	200.0	133.4	127.2	0.08%
West Cobb Enterprises, Inc. and Advanced Eye Associates, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	136.9	138.2	0.08%
R2 Tape, Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	224.4	148.2	147.4	0.09%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	28.6	28.6	0.02%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	135.0	138.6	0.08%
Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/4/2035	122.5	113.2	116.2	0.07%
Wise Forklift Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	190.2	190.2	0.11%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	209.1	214.5	0.13%
K9 Bytes, Inc. & Epazz, Inc. dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	12.0	11.5	0.01%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	59.6	56.8	0.03%
Adams & Hancock, LLC dba Brightstar Overland Park & Jordon & Pippen, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2020	19.8	8.0	8.0	—%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	133.1	127.6	0.08%
Dirk’s Trucking, LLC dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	11.4	11.1	0.01%
Newsome Trucking Inc. and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	387.7	397.9	0.24%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	113.9	108.6	0.07%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	45.9	47.1	0.03%
DDLK Investments, LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	4.5	4.5	—%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	38.5	36.7	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kino Oil of Texas, LLC dba Kino Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	$12.0	$10.8	$11.1	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	25.8	24.7	0.01%
Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	51.7	47.4	48.6	0.03%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	25.7	25.1	0.02%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	68.7	69.8	0.04%
Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2035	105.0	95.8	98.6	0.06%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	31.4	31.5	0.02%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	68.2	70.3	0.04%
WeaverVentures, Inc. dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	15.1	14.7	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	17.7	17.7	0.01%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	13.3	12.9	0.01%
Emotion in Motion Dance Center Limited Liability Company	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/25/2020	5.4	2.7	2.7	—%
H.H. Leonards Trust and Potomac Fund, LLC	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	62.0	24.0	24.0	0.01%
B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	242.1	221.5	226.4	0.14%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	86.6	88.0	0.05%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	42.8	42.3	0.03%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	42.1	42.8	0.03%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	4.7	4.6	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	3.8	3.7	—%
Atlanta Vascular Research Organization, Inc. dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	24.3	15.6	15.6	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	23.1	22.5	0.01%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	204.0	185.2	188.7	0.11%
M & H Pine Straw, Inc. and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	111.8	110.5	0.07%
Clearbay Enterprises, Inc. dba First Class Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/30/2034	60.0	53.9	55.4	0.03%
New Economic Methods, LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	1.1	1.1	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	3.8	3.7	—%
Marine Container Services, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	4/25/2020	142.6	76.4	76.4	0.05%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	15.0	9.1	8.9	0.01%
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	14.5	8.9	8.6	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Vortex Automotive, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	$76.6	$69.4	$71.0	0.04%
Adams and Hancock, LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2020	43.6	21.6	21.1	0.01%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	8.0	8.0	—%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	38.4	39.2	0.02%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	107.6	107.7	0.06%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	94.9	94.4	0.06%
Bonet Kidz Inc. dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	3/16/2020	15.5	6.4	6.3	—%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	32.9	32.0	0.02%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	5.2	5.2	—%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	52.4	53.5	0.03%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	5.7	5.7	—%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	32.2	31.4	0.02%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	132.4	136.1	0.08%
Lebenthal Holdings, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2019	500.0	53.0	52.5	0.03%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	152.5	152.5	0.09%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	23.7	23.7	0.01%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	8.3	1.4	1.4	—%
Envy Salon & Spa, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	9.4	9.3	0.01%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	5.7	5.7	—%
Carnagron, LLC dba GearBling	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/1/2018	6.9	3.1	3.1	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	3.8	3.7	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	2.6	2.6	—%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	411.5	190.3	187.0	0.11%
Peter Thomas Roth Labs, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	189.0	188.5	0.11%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	39.8	39.7	0.02%
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	81.3	35.2	35.2	0.02%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	36.0	36.0	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	61.5	61.3	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	$22.5	$9.1	$9.1	0.01%
Beer Table, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2018	10.5	3.7	3.7	—%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	53.9	55.4	0.03%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	3.7	3.7	—%
Burks & Sons Development, LLC dba Tropical Smoothie Café	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	19.6	19.7	0.01%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	92.5	78.9	81.2	0.05%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	73.0	72.8	0.04%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	81.9	81.6	0.05%
Saan M. Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	3.9	3.9	—%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	37.7	37.7	0.02%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	4.7	4.7	—%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	40.1	41.3	0.02%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	3.2	3.2	—%
Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	434.4	349.6	348.7	0.21%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	16.2	16.1	0.01%
Ameritocracy, Inc dba Ben and Jerry’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/18/2017	168.8	59.7	59.7	0.04%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	9.6	9.5	0.01%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.5	2.4	2.4	—%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	33.4	33.2	0.02%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	26.7	26.5	0.02%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	6.6	6.6	—%
The Design Shop, LLC	Textile Mills	Term Loan	Prime plus 2.75%	11/27/2027	247.5	191.9	196.0	0.12%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	2.3	2.3	—%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	23.0	23.0	0.01%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	5.3	5.3	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	5.6	5.6	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	4.3	4.3	—%
Flint Batteries, LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	2.6	2.6	—%
1911 East Main Street Holdings, Corp.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	13.3	13.7	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	$315.0	$87.2	$87.3	0.05%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	16.8	16.8	0.01%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	11.5	11.5	0.01%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	47.1	47.1	0.03%
Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2017	10.0	2.9	2.9	—%
Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	204.5	203.0	0.12%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	3.3	3.3	—%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	37.6	38.3	0.02%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	6.0	1.6	1.6	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	15.6	1.2	1.2	—%
No Thirst Software, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	1.5	1.5	—%
Zeroln Media, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	2.2	2.2	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	3.0	3.0	—%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	213.1	217.6	0.13%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	5.8	5.8	—%
Spain Street, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	4.5	4.5	—%
Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2017	13.8	0.9	0.9	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	3.1	3.1	—%
Jojan, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	41.0	40.7	0.02%
Misri Liquors, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2016	67.5	16.7	16.7	0.01%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.9	0.9	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	3.8	0.8	0.8	—%
Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/27/2019	46.3	8.1	8.2	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	8%	10/11/2016	64.5	39.3	39.3	0.02%
Barr-None Coating Applicators, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2016	113.8	5.3	5.3	—%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	3.0	3.0	—%
A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2016	22.5	1.7	1.7	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	46.9	7.9	7.9	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	$7.1	$1.1	$1.1	—%
It’s A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	219.8	39.6	39.6	0.02%
Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	16.4	3.1	3.1	—%
Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/5/2016	8.9	1.6	1.6	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	22.5	1.4	1.4	—%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	179.8	184.0	0.11%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.8	10.0	0.01%
Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/12/2016	15.0	1.9	1.9	—%
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	6.0	0.3	0.3	—%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	12/1/2015	1,076.8	861.1	860.1	0.52%
Hillside Fence Company, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.25%	2/1/2020	206.5	61.5	61.2	0.04%
The K Dreyer Company	General Merchandise Stores	Term Loan	Prime plus 2.75%	12/20/2015	62.5	2.0	2.0	—%
Tuan D. Dang, OD, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.25%	12/7/2015	77.0	11.4	11.4	0.01%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.7	3.8	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	10/20/2015	39.0	4.0	4.0	—%
JackRabbit Sports, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/13/2015	125.0	14.1	14.0	0.01%
Polaris Press, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/29/2015	21.5	0.7	0.7	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	67.1	68.9	0.04%
Jenchad, Inc and Chadjen, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.125%	4/7/2025	462.5	55.9	55.2	0.03%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.9	10.1	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	17.1	17.4	0.01%
Saralar Corporated dba The UPS Store #5232	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/21/2015	40.3	0.1	0.1	—%
Major Queens Body & Fender Corp.	Repair and Maintenance	Term Loan	Prime plus 3.75%	12/17/2014	71.1	0.1	—	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5%	2/1/2025	19.7	4.5	4.6	—%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	12.8	13.1	0.01%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	3.8	3.9	—%
Prince Co., Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 1.5%	3/18/2029	187.5	31.7	30.0	0.02%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	11.4	11.5	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
H & G Investments, L.C. dba Kwick Kar Josey Lane	Repair and Maintenance	Term Loan	5%	12/22/2028	$317.5	$92.1	$88.7	0.05%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	78.8	13.7	14.0	0.01%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	33.5	34.0	0.02%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	19.1	19.0	0.01%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	321.3	54.2	55.6	0.03%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	19.5	20.0	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	47.1	47.5	0.03%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	9.2	9.3	0.01%
D & M Seafood, LLC d/b/a Rick’s Seafood	Food Manufacturing	Term Loan	Prime plus 2.75%	10/10/2015	400.0	1.5	1.5	—%
Rama, Inc. dba Staybridge Suites	Accommodation	Term Loan	Prime plus 2%	4/18/2026	750.0	445.9	437.4	0.26%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	26.2	25.9	0.02%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	8.8	8.9	0.01%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	10.4	10.2	0.01%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	3.1	3.1	—%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	11.1	11.0	0.01%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	6.0	5.9	—%
CPN Motel, LLC dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	37.1	36.9	0.02%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.7	5.8	—%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	14.4	14.3	0.01%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	32.5	32.3	0.02%
Maruti, Inc.	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	30.3	30.1	0.02%
Willington Hills Equestrian Center, LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.7	13.8	0.01%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	48.8	48.5	0.03%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	8.7	8.9	0.01%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	24.9	24.8	0.01%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	36.2	36.0	0.02%
La Granja Live Poultry Corp.	Food Manufacturing	Term Loan	Prime plus 2.75%	8/26/2018	54.0	3.8	3.8	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	8.0	8.1	—%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	16.6	16.3	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	$85.0	$7.4	$7.5	—%
Mimoza LLC, dba Tally Ho Inn	Food Services and Drinking Places	Term Loan	Prime plus 2.25%	10/7/2023	105.0	13.4	13.3	0.01%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	46.1	45.8	0.03%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	5.4	5.4	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	13.8	14.0	0.01%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.8	1.8	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	14.6	14.8	0.01%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	2.6	2.7	—%
Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	12/6/2021	36.8	4.0	4.0	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	8.4	8.5	0.01%
Chez RuRene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	49.4	51.0	0.03%
Total SBA Uunguaranteed Performing Investments					$144,082.5	$121,505.9	$115,175.0	69.21%
SBA Unguaranteed Non-Performing Investments(3)
United Woodworking, Inc.	Wood Product Manufacturing	Term Loan	6%	12/20/2022	17.3	13.6	13.2	0.01%
Top Class, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/29/2020	4.7	3.3	—	—%
Top Class, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2016	5.0	1.3	0.4	—%
Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	21.0	15.8	11.8	0.01%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	427.5	412.0	347.8	0.21%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	204.0	201.6	172.2	0.10%
Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	Prime plus 2.75%	3/13/2023	63.1	48.4	36.3	0.02%
Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Loan	6%	12/14/2016	90.5	23.6	22.8	0.01%
Pyramid Real Estate Holdings, LLC dba Hoteps	Food Services and Drinking Places	Term Loan	6%	10/7/2022	12.7	8.9	8.8	0.01%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/6/2016	3.4	1.0	1.0	—%
Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	159.4	132.1	58.4	0.04%
Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5%	10/3/2028	54.9	38.3	18.7	0.01%
Our Two Daughters LLC dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	225.0	170.3	13.8	0.01%
Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	49.8	44.8	0.8	—%
Momentum Medical Group, Inc.	Ambulatory Health Care Services	Term Loan	8%	9/30/2015	244.2	159.7	5.0	—%
Midway Plaza 6, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	6%	12/19/2029	200.0	167.6	134.0	0.08%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2022	$49.1	$30.0	$15.4	0.01%
Las Torres Development, LLC dba Houston Event Centers	Real Estate	Term Loan	Prime plus 2.75%	8/27/2028	405.8	391.6	378.2	0.23%
Lamson and Goodnow Manufacturing Co. and Lamson and Goodnow, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2037	197.1	187.0	116.1	0.07%
Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	41.8	10.3	10.0	0.01%
J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/28/2025	737.6	704.5	692.4	0.42%
Hot Buckles, Inc.	Apparel Manufacturing	Term Loan	Prime plus 2.75%	6/27/2018	57.6	26.9	25.9	0.02%
Harrelson Materials Management, Inc.	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	537.5	470.0	108.1	0.06%
Hampton’s Restaurant Holding Company, LLC/Hampton’s Restaurant #1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2023	398.0	255.7	20.4	0.01%
Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	7.3	3.1	0.6	—%
Franvest, Inc. dba Texas Hydro-Equipment Co.	Chemical Manufacturing	Term Loan	6%	8/23/2018	125.0	119.3	99.5	0.06%
Feinman Mechanical, LLC	Specialty Trade Contractors	Term Loan	6%	9/28/2028	323.0	305.2	70.6	0.04%
E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,248.8	1,238.0	481.4	0.29%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5%	12/28/2035	145.9	144.6	53.1	0.03%
Dill Street Bar and Grill, Inc. and WO Entertainment, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/27/2027	122.9	112.3	41.7	0.03%
Design Video Communciations, Inc.	Professional, Scientific, and Technical Services	Term Loan	6%	2/18/2036	92.4	19.0	6.8	—%
D’Elia Auto Repair Inc. dba D’Elia Auto Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2023	15.0	13.9	2.2	—%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	778.0	757.0	718.6	0.43%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/23/2022	376.0	258.5	245.4	0.15%
Crystal K. Bruens dba Howards Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/20/2020	6.2	2.8	2.8	—%
Bamboo Palace, Inc.	Food Services and Drinking Places	Term Loan	6%	11/20/2022	56.7	40.2	38.9	0.02%
Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	490.0	467.0	406.5	0.24%
AWA Fabrication & Construction, LLC	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	152.2	34.8	7.2	—%
AUM Estates, LLC and Sculpted Figures Plastic Surgery, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/12/2023	87.5	83.7	—	—%
AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/14/2038	618.7	603.9	355.2	0.21%
Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	4.6	1.6	1.6	—%
Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/24/2032	141.3	131.5	122.7	0.07%
LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2021	75.1	53.0	32.6	0.02%
Harry B Gould dba Lake Athens Marina and Bait Shop	Accommodation	Term Loan	Prime plus 2.75%	12/28/2025	132.9	116.2	112.3	0.07%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/13/2015	$16.2	$8.0	$7.7	—%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	191.0	157.1	135.3	0.08%
* Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	8%	10/15/2015	10.2	5.0	4.8	—%
* Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	31.5	24.0	20.0	0.01%
* West Experience, Inc., West Mountain Equipment Rental, Inc., Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	68.9	50.2	43.8	0.03%
* The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	44.9	14.4	11.8	0.01%
* TechPlayZone, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	1/27/2016	7.6	1.0	0.9	—%
* Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	122.0	110.4	94.1	0.06%
* Robin C. & Charles E. Taylor & Brigantine Aquatic Center, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	33.1	22.8	20.1	0.01%
* LJ Parker, LLC dba Kwik Kopy Business Center 120	Administrative and Support Services	Term Loan	7%	9/8/2014	61.8	33.2	26.6	0.02%
* Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	62.1	17.3	13.4	0.01%
* Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	251.7	211.7	195.1	0.12%
* Groundworks Unlimited, LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	116.1	97.1	85.0	0.05%
* Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	Prime plus 2.75%	11/16/2016	10.3	4.0	3.5	—%
* Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Loan	7%	10/30/2015	6.4	1.4	1.3	—%
* Event Mecca, LLC	Other Information Services	Term Loan	6%	4/10/2023	14.3	13.3	8.9	0.01%
* E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	—%	4/18/2017	209.1	92.7	76.0	0.05%
* DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/20/2023	11.8	10.8	7.3	—%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2024	11.5	6.6	6.0	—%
* CCS, Services, Inc.	Administrative and Support Services	Term Loan	6%	2/28/2015	2.3	0.1	0.1	—%
* Camilles of Washington Inc.	Food Services and Drinking Places	Term Loan	6%	10/28/2015	16.4	1.5	1.5	—%
* Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	109.1	82.5	66.4	0.04%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/22/2026	506.9	418.3	333.1	0.20%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	44.7	11.9	11.7	0.01%
* Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	13.9	6.7	6.2	—%
* Anmor Machining Company, LLC dba Anmor Machining Company	Fabricated Metal Product Manufacturing	Term Loan	6%	11/18/2026	192.5	146.5	110.5	0.07%
KroBro Inc. d/b/a Village Coffee	Food Services and Drinking Places	Term Loan	6%	3/12/2020	200.0	10.0	—	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Konversashens Coffee LLC	Food Services and Drinking Places	Term Loan	6%	6/28/2016	$64.4	$4.9	$—	—%
Total SBA Unguaranteed Non-Performing Investments					$11,637.2	$9,587.3	$6,302.3	3.79%
Total SBA Unguaranteed Investments					$155,719.7	$131,093.2	$121,477.3	73.00%
SBA Guaranteed Performing Loans Held for Sale(4)
BS Ventures, LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	161.3	161.3	182.9	0.11%
M & MM Management	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	138.8	138.8	155.0	0.09%
The Jeweler’s Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	3,750.0	3,750.0	4,157.8	2.50%
Will Zak Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	146.3	146.3	163.3	0.10%
Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	1,404.9	1,404.9	1,564.7	0.94%
Atlantis of Daytona, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	720.0	720.0	816.3	0.49%
Thermoplastic Services, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	4,500.0	4,500.0	5,060.5	3.04%
The Lodin Group, LLC and Lodin Health	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	1,590.8	1,590.8	1,797.6	1.08%
Bowlerama Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	3,607.5	3,607.5	4,058.4	2.44%
Beale Street Blues Company	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	562.5	562.5	628.2	0.38%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	318.8	318.8	361.6	0.22%
Evans & Paul, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	671.3	671.3	749.6	0.45%
B & W Towing, LLC & Boychuck’s Fuel, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	493.5	493.5	559.9	0.34%
Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime Plus 2.75%	12/31/2039	399.0	399.0	452.7	0.27%
Homegrown for Good, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	2,070.0	2,070.0	2,297.1	1.38%
Lake Area Autosound, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	375.0	375.0	425.4	0.26%
FHJE Ventures, LLC and Eisenreich II, Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	962.3	965.3	1,084.6	0.65%
Meridian Hotels, LLC	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	684.0	684.0	776.0	0.47%
Carolina Flicks dba The Howell Theatre	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	489.8	489.8	538.7	0.32%
Kiddie Steps for You, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	267.8	254.8	286.7	0.17%
401 JJS Corp. and G Randazzo Trattoria Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	1,136.3	1,136.3	1,285.4	0.77%
FHJE Ventures, LLC and Eisenreich II, Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	736.5	484.8	545.7	0.33%
Miss Cranston Diner II, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	273.8	273.8	308.8	0.19%
Wildwood Tavern dba Tavern Properties	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	1,275.0	936.0	1,058.9	0.64%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
iFood, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	$1,137.3	$871.6	$973.4	0.58%
Alpha Prepatory Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	435.7	327.7	371.8	0.22%
GPG Real Estate Holdings, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	487.5	121.6	137.9	0.08%
First Prevention & Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	714.8	234.2	261.5	0.16%
The Red Pill Management, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	162.8	86.1	96.2	0.06%
DC Real, LLC and DC Enterprises LTD	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	358.1	281.7	329.5	0.20%
Total SBA Guaranteed Performing Loans Held for Sale					$30,031.4	$28,057.4	$31,486.1	18.92%
Total SBA Unguaranteed and Guaranteed Investments					$185,751.1	$159,150.6	$152,963.4	91.92%
Affiliate Investments(5)
Advanced Cyber Security Systems, LLC(6)(13)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	—	—	—	—%
* Automated Merchant Services, Inc.(7)(13)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
* Business Connect, LLC(8)(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
		Term Loan	10%	December 2015	—	—	—	—%
* CCC Real Estate Holdings Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	—	—%
CDS Business Services, Inc.(9)(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	496.0	0.30%
		Term Loan	1%	Various maturities through August 2016	—	—	1,483.0	0.89%
Crystaltech Web Hosting, Inc.	Data processing, hosting and related services.	100% Common Stock	—%	—	—	9,256.0	21,500.0	12.92%
* OnLAN, LLC(15)(17)	Professional, Scientific, and Technical Services	49% Membership Interests	—%	—	—	800.0	—	—%
* Exponential Business Development Co. Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
* Bankcard Alliance of Alabama, LLC(10)(13)	Data processing, hosting and related services.	95% Membership Interests	—%	—	—	—	—	—%
* Fortress Data Management, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,300.0	1.38%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
PMTWorks Payroll, LLC(11)(13)	Data processing, hosting and related services.	80% Membership Interests	—%	—	$—	$—	$920.0	0.55%
		Term Loan	12%	August 2015	—	—	—	—%
Secure CyberGateway Services, LLC(12)(13)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	2,400.0	2,400.0	1.44%
Small Business Lending, Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	2,900.0	1.74%
* Summit Systems and Designs, LLC(8)(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
		Term Loan	10%	December 2007	—	—	—	—%
* Texas Whitestone Group, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	65.0	—	—%
Universal Processing Services of Wisconsin, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	45,500.0	27.34%
* Where Eagles Fly, LLC(13)(14)	Theatrical productions	95% Membership Interest	—%	—	—	—	—	—%
Total Affiliates Investments					$2,400.0	$12,521.0	$77,499.0	46.57%
Investment in UBS Money Market Fund					$—	$3,000.0	$3,000.0	1.80%
Total Investments					$188,151.1	$174,671.6	$233,462.4	140.29%

*	denotes non income producing security.
(1)	Newtek values each SBA 7(a) performing unguaranteed loan held for investment using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments, and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loans cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded PLP status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of December 31, 2014.
(3)	Newtek values SBA 7(a) non-performing loans held for investment using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values SBA 7(a) performing loans held for sale using the secondary SBA 7(a) market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(In Thousands)

(5)	Control Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Control Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Newtek Business Services Corporation if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.
(6)	100% wholly-owned by Exponential of New York, LLC.
(7)	95% owned by Wilshire Partners, LLC., 5% owned by non-affiliate.
(8)	100% owned by Wilshire Texas Partners I, LLC.
(9)	49.482% owned by Wilshire New York Partners IV, LLC, 24.611% owned by Exponential of New York, LLC and 25.907% owned by Newtek Business Services Corp.
(10)	95% owned by Wilshire Alabama Partners, LLC., 5% owned by non-affiliate.
(11)	80% owned by Wilshire New York Partners IV, LLC, 20% owned by non-affiliate.
(12)	66.7% owned by Wilshire Texas Partners I, LLC, 33.3% owned by non-affiliate.
(13)	Zero cost basis is reflected, as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC, 5% owned by non-affiliate.
(15)	49% owned by Wilshire Colorado Partners, LLC, 51% owned by non-affiliate
(16)	All of the Company’s investments are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(17)	Denotes a non-controlled entity.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

On November 12, 2014, Newtek Business Services, Inc. merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland (the “Merger”), and thereafter filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. This transaction is referred to as the “Conversion” or “BDC Conversion”. All subsidiaries and controlled portfolio companies became the property of Newtek Business Services Corp. as part of the Merger. Except as otherwise noted, the terms “we,” “us,” “our,” “Company” and “Newtek” refer to Newtek Business Services, Inc. prior to the Conversion and its successor, Newtek Business Services Corp. following the Conversion.

Description of Business and Basis of Presentation Prior to BDC Conversion

Prior to the Conversion, Newtek Business Services, Inc. was a holding company for several wholly- and majority-owned subsidiaries, including twelve certified capital companies which are referred to as Capcos, and several portfolio companies in which the Capcos own non-controlling or minority interests. The Company provides a “one-stop-shop” for business services to the small- and medium-sized business market and uses state of the art web-based proprietary technology to be a low cost acquirer and provider of products and services. The Company partners with companies, credit unions, and associations to offer its services.

The Company’s principal business segments are:

Electronic Payment Processing:  Marketing third party credit card processing and check approval services to the small- and medium-sized business market under the name of Newtek Merchant Solutions.

Managed Technology Solutions:  CrystalTech Web Hosting, Inc., d/b/a Newtek Technology Services (“NTS”), offers shared and dedicated web hosting, data storage and backup services, cloud computing plans and related services to the small- and medium-sized business market.

Small Business Finance:  The segment is comprised of Small Business Lending., (“SBL”) a lender service provider for third-parties that primarily services government guaranteed U.S. Small Business Administration (“SBA”) loans and non-SBA loans; Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed, U.S. SBA lender that originates, sells and services loans to qualifying small businesses, which are partially guaranteed by the SBA and CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”) which provides receivable financing and management services.

All Other:  Businesses formed from investments made through Capco programs and others which cannot be aggregated with other operating segments, including insurance and payroll processing.

Corporate Activities:  Corporate implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker® referral system. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income and corporate operations expenses.

Capco:  Twelve certified capital companies which invest in small- and medium-sized businesses. They generate non-cash income from tax credits and non-cash interest expense and insurance expenses in addition to cash management fees.

The consolidated financial statements of Newtek Business Services, Inc., its Subsidiaries and consolidated entities have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America and include all wholly- and majority-owned subsidiaries, and several portfolio companies in which the Capcos own non-controlling interest, or those variable interest entities of which Newtek is considered to be the primary beneficiary. All inter-company balances and transactions have been eliminated in consolidation. Non-controlling interests (previously shown as minority interests) are reported

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

below net income (loss) under the heading “Net loss attributable to non-controlling interests” in the consolidated statements of income and shown as a component of equity in the consolidated balance sheets.

Non-controlling interests

Non-controlling interests in results of operations of consolidated variable interest entities and majority-owned subsidiaries represents the non-controlling members’ share of the earnings or loss of the consolidated variable interest entities and majority-owned subsidiaries. The non-controlling interest in the consolidated balance sheet reflects the original investment by these non-controlling members, along with their proportional share of earnings or losses. As a result of the BDC Conversion, non-controlling interest is no longer recorded. All investments are recorded at fair value subsequent to the BDC Conversion.

Description of Business and Basis of Presentation After BDC Conversion

Newtek Business Services Corp. is Maryland corporation formed in August 2013 and is an internally managed, closed end investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

All financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Election to become a Business Development Company

The results of operations for 2014 are divided into two periods. The period from January 1, 2014 through November 11, 2014, reflects the Company’s results prior to operating as a BDC under the 1940 Act. The period from November 12, 2014 through December 31, 2014, reflects the Company’s results as a BDC under the 1940 Act. Accounting principles used in the preparation of the consolidated financial statements beginning November 12, 2014 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of loan and equity investments. Additionally, some of the Company’s previously consolidated subsidiaries are now equity investments, or controlled portfolio companies, on the consolidated balance sheet and carried at fair value.

Cumulative Effect of Business Development Company Election

Deconsolidation of subsidiaries	$22,822
Effect of recording debt investments at fair value	(374)
Effect of recording servicing assets at fair value	960
Effect of recording affiliate investments at fair value	36,118
Reversal of goodwill	(1,826)
Other	(397)
Total cumulative effect of BDC election	$57,303

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Valuation of Investments

Investments are recorded at fair value. Our Board of Directors (“Board”) determines the fair value of our portfolio investments. We apply fair value to all of our investments in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. We have categorized our investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as mentioned previously above. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Our Board determines the fair value of investments in good faith, based on the input of management, the audit committee and independent valuation firms that have been engaged at the direction of our Board to assist in the valuation of certain portfolio investment without a readily available market quotation at least once during a trailing 12-month period under our valuation policy and a consistently applied valuation process.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. The most significant estimates are with respect to asset impairment valuation, allowance for loan losses, valuation of servicing assets, charge-back reserves, tax valuation allowances and the fair value measurements used to value certain financial assets and financial liabilities. Actual results could differ from those estimates.

Revenue Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging and prepayment fees. All other income is recorded into income when earned.

Prior to the BDC Conversion, the Company operated in a number of different segments. Revenues are recognized as services are rendered and are summarized as follows:

Electronic payment processing revenue:  Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services on a percentage of the dollar amount of each transaction plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard® and Visa® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Web hosting revenue:  Managed technology solutions revenue is primarily derived from monthly recurring service fees for the use of its web hosting, web design and software support services. Customer

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

set-up fees are billed upon service initiation and are recognized as revenue over the estimated customer relationship period of 2.5 years. Payment for web hosting and related services, excluding cloud plans, is generally received one month to one year in advance. Deferred revenues represent customer payments for web hosting and related services in advance of the reporting period date. Revenue for cloud related services is based on actual consumption used by a cloud customer.

Income from tax credits:  Following an application process, a state will notify a company that it has been certified as a Capco. The state or jurisdiction then allocates an aggregate dollar amount of tax credits to the Capco. However, such amount is neither recognized as income nor otherwise recorded in the financial statements since it has yet to be earned by the Capco. The Capco is entitled to earn tax credits upon satisfying defined investment percentage thresholds within specified time requirements. Newtek has Capcos operating in five states and the District of Columbia. Each statute requires that the Capco invest a threshold percentage of “certified capital” (the funds provided by the insurance company investors) in businesses defined as qualified within the time frames specified. As the Capco meets these requirements, it avoids grounds under the statute for its disqualification for continued participation in the Capco program. Such a disqualification, or “decertification” as a Capco results in a permanent recapture of all or a portion of the allocated tax credits. The proportion of the possible recapture is reduced over time as the Capco remains in general compliance with the program rules and meets the progressively increasing investment benchmarks. As the Capco progresses in its investments in Qualified Businesses and, accordingly, places an increasing proportion of the tax credits beyond recapture, it earns an amount equal to the non-recapturable tax credits and records such amount as income, with a corresponding asset called “credits in lieu of cash” in the balance sheet.

The amount earned and recorded as income is determined by multiplying the total amount of tax credits allocated to the Capco by the percentage of tax credits immune from recapture (the earned income percentage) at that point. To the extent that the investment requirements are met ahead of schedule, and the percentage of non-recapturable tax credits is accelerated, the present value of the tax credit earned is recognized currently and the asset, credits in lieu of cash, is accreted up to the amount of tax credits deliverable to the certified investors. The obligation to deliver tax credits to the certified investors is recorded as notes payable in credits in lieu of cash. On the date the tax credits are utilizable by the certified investors, the Capco decreases credits in lieu of cash with a corresponding decrease to notes payable in credits in lieu of cash.

Sales and Servicing of SBA Loans:  NSBF originates loans to customers under the SBA 7(a) program that generally provides for SBA guarantees of 75% to 90% of each loan, subject to a maximum guarantee amount. This guaranteed portion is generally sold to a third party via an SBA regulated secondary market transaction utilizing SBA Form 1086 for a price equal to the guaranteed loan amount plus a premium. NSBF recognizes premium on loan sales as equal to the cash premium plus the fair value of the initial servicing assets. Revenue is recognized on the trade date of the guaranteed portion.

Upon recognition of each loan sale, the Company retains servicing responsibilities and receives servicing fees of a minimum of 1% of the guaranteed loan portion sold. The Company is required to estimate its adequate servicing compensation in the calculation of its servicing assets. The purchasers of the loans sold have no recourse to the Company for failure of customers to pay amounts contractually due.

Subsequent measurements of each class of servicing assets and liabilities may use either the amortization method or the fair value measurement method. Prior to the BDC Conversion NSBF had chosen to apply the amortization method to its servicing assets, amortizing the asset in proportion to, and over the period of, the estimated future net servicing income on the underlying sold guaranteed portion of the loans and assessing the servicing assets for impairment based on fair value at each reporting date. In the event future prepayments are significant or impairments are incurred and future expected cash flows are inadequate to cover the unamortized servicing assets, accelerated amortization or impairment charges would be recognized. In evaluating and measuring impairment of servicing assets, NSBF stratifies its servicing assets based on year of

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

loan and loan term which are the key risk characteristics of the underlying loan pools. The Company estimates the fair value of the servicing assets by calculating the present value of estimated future net servicing cash flows, using assumptions of prepayments, defaults, servicing costs and discount rates that NSBF believes market participants would use for similar assets. If NSBF determines that the impairment for a stratum is temporary, a valuation allowance is recognized through a charge to current earnings for the amount the amortized balance exceeds the current fair value. If the fair value of the stratum were to later increase, the valuation allowance may be reduced as a recovery. However, if NSBF determines that impairment for a stratum is other than temporary, the value of the servicing assets and any related valuation allowance is written-down. Subsequent to the BDC Conversion, servicing assets are valued using the fair value measurement method and marked to fair value each reporting period.

SBA Loan Interest and Fees:  Interest income on loans is recognized as earned. A loan is placed on non-accrual status if it exceeds 90 days past due with respect to principal or interest and, in the opinion of management, interest or principal on the loan is not collectible, or at such earlier time as management determines that the collectability of such principal or interest is unlikely. Such loans are designated as impaired non-accrual loans. All other loans are defined as performing loans. When a loan is designated as impaired non-accrual, the accrual of interest is discontinued, and any accrued but uncollected interest income is reversed and charged against current operations. While a loan is classified as impaired non-accrual and the future collectability of the recorded loan balance is doubtful, collections of interest and principal are generally applied as a reduction to principal outstanding.

The Company passes certain expenditures it incurs to the borrower, such as force placed insurance, insufficient funds fees, or fees it assesses, such as late fees, with respect to managing the loan. These expenditures are recorded when incurred. Due to the uncertainty with respect to collection of these passed through expenditures or assessed fees, any funds received to reimburse the Company are recorded on a cash basis as other income.

Insurance commissions:  Revenues are comprised of commissions earned on premiums paid for insurance policies and are recognized at the time the commission is earned. At that date, the earnings process has been completed and the Company can estimate the impact of policy cancellations for refunds and establish reserves. The reserve for policy cancellations is based on historical cancellation experience adjusted by known circumstances.

Other income:  Other income represents revenues derived from operating units that cannot be aggregated with other business segments. In addition, other income represents one time recoveries or gains on investments. Revenue is recorded when there is strong evidence of an agreement, the related fees are fixed, the service or product has been delivered, and the collection of the related receivable is assured.

•	Receivable fees: Receivable fees are derived from the funding (purchase) of receivables from finance clients. NBC recognizes the revenue on the date the receivables are purchased at a percentage of face value as agreed to by the client. The Company also has arrangements with certain of its clients whereby it purchases the client’s receivables and charges a fee at a specified rate based on the amount of funds advanced against such receivables. The funds provided are collateralized and the income is recognized as earned.
•	Late fees: Late fees are derived from receivables NBC has purchased that have gone over a certain period (usually over 30 days) without payment. The client or the client’s customer is charged a late fee according to the agreement with the client and NBC records the fees as income in the month in which such receivable becomes past due.
•	Billing fees: Billing fees are derived from billing-only (non-finance) clients. These fees are recorded when earned, which occurs when the service is rendered.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

•	Other fees: These fees include annual fees, due diligence fees, termination fees, under minimum fees, and other fees including finance charges, supplies sold to clients, NSF fees, wire fees and administration fees. These fees are charged upon funding, takeovers or liquidation of finance clients. The Company also receives commission revenue from various sources.

Investments and Related Investment Income:  Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging and prepayment fees. All other income is recorded into income when earned.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) investments in the consolidated statements of income.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, VISA® and MasterCard® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percent of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid under various formulae as contracted. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s consolidated statements of income.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions with ratings from S&P of A- or better. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of December 31, 2014, cash deposits in excess of FDIC deposit insurance and Securities Investor Protection Corporation (“SIPC”) insurance totaled approximately $23,228,000.

Restricted Cash

Restricted cash includes cash collateral relating to a letter of credit; monies due on SBA loan-related remittances and insurance premiums received by the Company and due to third parties; cash held by the Capcos restricted for use in managing and operating the Capco, making qualified investments and for the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

payment of income taxes; cash reserves associated with securitization transactions, cash held in blocked accounts used to pay down bank notes payable, cash held for our payroll clients waiting to be remitted to their employees or taxing authority and a cash account maintained as a reserve against electronic payment processing chargeback losses. Following is a summary of restricted cash by segment:

(In thousands):	2014	2013
Electronic payment processing	$—	$573
Small business finance(1)	13,906	12,829
All other	—	2,475
Corporate activities	1,483	989
Capcos	—	11
Totals	$15,389	$16,877

(1)	Restricted cash at December 31, 2014 is held at Newtek Small Business Finance, LLC, the consolidated lending subsidiary and Newtek Business Services Corp.

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

Purchased Receivables

For clients that are assessed fees based on a discount as well as for clients that are on a prime plus fee schedule, purchased receivables are recorded at the point in time when cash is released to the client. A majority of the receivables purchased with respect to prime plus arrangements are recourse and are sold back to the client if aged over 90 days, depending on contractual agreements. Purchased receivables are included in accounts receivable on the consolidated balance sheets.

Allowance for Doubtful Accounts — Purchased Receivables

The allowance for doubtful accounts, related to purchased receivables, is established by management through provisions for bad debts charged against income. Amounts deemed to be uncollectible are charged against the allowance for doubtful accounts and subsequent recoveries, if any, are credited to income.

The amount of the allowance for doubtful accounts is inherently subjective, as it requires making material estimates which may vary from actual results. Management’s ongoing estimates of the allowance for doubtful accounts are particularly affected by the performance of the client in their ability to provide the Company with future receivables coupled with the collections of their current receivables.

The allowance consists of specific and general components. The specific component relates to clients’ aggregate net balance that is classified as doubtful. The general component covers non-classified balances and is based on historical loss experience.

A clients’ aggregate net balance is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the receivable payments or the Company has greatly reduced the amount of receivables to be purchased.

The Company’s charge-off policy is based on a client-by-client review for which the estimated uncollectible portion is charged off against the corresponding client’s net balance and the allowance for doubtful accounts.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

SBA Loans Held for Investment/SBA Unguaranteed Loans

Prior to the BDC Conversion, the Company’s cost basis SBA loans held for investment were reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. Loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations about the assumptions that market participants would use in pricing the asset (including assumptions about risk). At December 31, 2013, the Company determined fair value based on its securitization pricing, as well as internal quantitative data on the portfolio with respect to historical default rates and future expected losses, and now uses a discounted cash flow methodology, which includes assumptions for cumulative default rates, prepayment speeds, recovery rates/duration, interest rates, servicing and liquidation costs and discount rates.

If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the market clearing yield. Expected future cash flows for impaired loans are derived from payment streams, if loan is income producing, or proceeds from the liquidation of collateral, if loan is non-income producing. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the fair value of SBA loans. Subsequent to the BDC Conversion, all SBA loans held for investment are measured at fair value each reporting period.

Allowance for SBA Loan Losses

Prior to the BDC conversion, impaired loans carried on a cost-basis had an allowance for loan losses established by management through provisions for loan losses charged against income. The amount of the allowance for loan losses was inherently subjective, as it required making material estimates which may have varied from actual results. Management’s estimates of the allowance for loan losses were particularly affected by the changing composition of the loan portfolio over the last few years as well as other portfolio characteristics, such as industry concentrations and loan collateral. The adequacy of the allowance for loan losses was reviewed by management on a monthly basis at a minimum, and as adjustments became necessary, were reflected in provision for loan losses during the periods in which they became known. Considerations in this evaluation include past and anticipated loss experience, risks inherent in the current portfolio and evaluation of real estate collateral as well as economic conditions. An allowance was established when the discounted cash flows or collateral value or observable market price of the impaired loan was lower than the carrying value of that loan.

In connection with the Company’s conversion to a BDC, the allowance for loan losses associated with cost basis loans was released and recorded to the additional paid-in capital component of stockholders’ equity as of the conversion date. Subsequent to the BDC Conversion, all SBA loans held for investment were measured at fair value.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Other factors considered by management in determining impairment include payment status and collateral value. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

The Company’s charge-off policy is based on a loan-by-loan review for which the estimated uncollectible portion of nonperforming loans is charged off against the corresponding loan receivable and the allowance for possible loan losses or against the reduction in fair value.

Troubled Debt Restructured Loans

Prior to the BDC conversion, a loan funded prior to October 1, 2010 was considered a TDR when a borrower was experiencing financial difficulties that lead to a restructuring that the Company would not have otherwise considered. Concessions per ASC Topic 310, Receivables, included rate reductions, principal forgiveness, extension of the maturity date and other actions which minimized potential losses. All TDRs are modified loans; however, not all modified loans are TDRs.

Prior to the BDC conversion, the Company reviewed its modified cost-basis loans for TDR Classification. When a borrower was granted extended time to pay and there were no other concessions as to rate reductions or principal, the loan remained an accrual loan. Certain time extensions based on the time value of money required reserves to be established despite no interruption on payments being made. In the case of a default, the loan became non-accrual and reviewed by committee for adequate specific reserves to that loan.

Subsequent to the BDC conversion, all loans are measured at fair value. As such, Post BDC Conversion, TDR Classification is no longer applicable as it relates to cost-basis loans.

SBA Loans Held For Sale/SBA Guaranteed Loans

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

Loans receivable held for sale are sold with the servicing rights retained by the Company. Premium on loan sales is equal to the cash premium plus the fair value of the servicing assets while reversing the fair value gain previously recorded.

Fixed Assets

Fixed assets, which are comprised of furniture and fixtures and computer office equipment, building and improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset or lease term. Useful lives of assets are: computer software, website development, and servers and storage (three years), computer and office equipment and furniture and fixtures (generally three to five years).

Software and Website Development Costs

The Company capitalizes its website development costs, online application system, referral system and other proprietary systems and computer software. Costs incurred during the preliminary project stage are expensed as incurred, while application stage projects are capitalized. The latter costs are typically employee and/or consulting services directly associated with the development of the internal use computer software. Software and website costs are included in fixed assets in the accompanying consolidated balance sheets. Amortization commences once the software is ready for its intended use and is amortized using the straight-line method over the estimated useful life, typically three years.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Deferred Financing Costs

Deferred financing costs are being amortized under the straight-line method over the terms of the related indebtedness, which approximates the effective interest method and is included in interest expense in the accompanying consolidated statements of income.

Impairment of Long-Lived Assets

Long-lived assets, including fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value. The determination of future cash flows as well as the estimated fair value of long-lived assets involves significant estimates on the part of management. In order to estimate the fair value of a long-lived asset, the Company may engage a third party to assist with the valuation. If there is a material change in economic conditions or other circumstances influencing the estimate of future cash flows or fair value, the Company could be required to recognize impairment charges in the future.

Securitization Activities

NSBF engaged in securitization transactions involving the unguaranteed portions of its SBA 7(a) loans in 2010, 2011, 2013 and 2014. Because the transfer of these assets did not meet the criteria of a sale for accounting purposes, it was treated as a secured borrowing. NSBF continues to recognize the assets of the secured borrowing in Loans held for investment/SBA unguaranteed investments and the associated financing in Notes payable/Note payable — securitization trust VIE on the consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill and other intangible assets deemed to have an indefinite life are not amortized and are subject to impairment tests, at least annually. Other intangible assets with finite lives are amortized over their useful lives ranging from 18 to 66 months, and evaluated as discussed in Note 10.

The Company considers the following to be some examples of indicators that may trigger an impairment review outside its annual impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s stock price for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and intangibles, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the useful life over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusions on goodwill impairment.

Reserve for Losses on Merchant Accounts

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.

The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.

Share-Based Compensation

All share-based payments to employees are recognized in the financial statements based on their fair values using an option-pricing model at the date of grant. The Company recognizes compensation on a straight-line basis over the requisite service period for the entire award. The Company has elected to adopt the alternative transition method for calculating the tax effects of share-based compensation. The alternative transition method includes a simplified method to establish the beginning balance of the additional paid-in capital pool related to the tax effects of employee share-based compensation, which is available to absorb tax deficiencies.

Fair Value

Post BDC Conversion, the Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 3. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. Federal and state income tax returns prior to fiscal year 2011 are closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Accounting for Uncertainty in Income Taxes

The ultimate deductibility of positions taken or expected to be taken on tax returns is often uncertain. In order to recognize the benefits associated with a tax position taken (i.e., generally a deduction on a corporation’s tax return), the entity must conclude that the ultimate allowability of the deduction is more likely than not. If the ultimate allowability of the tax position exceeds 50% (i.e., it is more likely than not), the benefit associated with the position is recognized at the largest dollar amount that has more than a 50% likelihood of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and recognized will generally result in (1) an increase in income taxes currently payable or a reduction in an income tax refund receivable or (2) an increase in a deferred tax liability or a decrease in a deferred tax asset, or both (1) and (2).

Fair Value of Financial Instruments

As required by ASU Topic 825, Financial Instruments, the estimated fair values of financial instruments must be disclosed. Excluding fixed assets, intangible assets, goodwill, and prepaid expenses and other assets (excluding as noted below), substantially all of the Company’s assets and liabilities are considered financial instruments as defined under this standard. Fair value estimates are subjective in nature and are dependent on a number of significant assumptions associated with each instrument or group of similar instruments, including estimates of discount rates, risks associated with specific financial instruments, estimates of future cash flows and relevant available market information.

The carrying values of the following balance sheet items approximate their fair values primarily due to their liquidity and short-term or adjustable-yield nature:

•	Cash and cash equivalents
•	Restricted cash
•	Broker receivable
•	Accounts receivable
•	Notes payable
•	Accrued interest receivable (included in prepaid expenses and other assets)
•	Accrued interest payable (included in accounts payable and accrued expenses)
•	Accounts payable and accrued expenses

The carrying value of investments in Qualified Businesses (included in prepaid expenses and other assets), Credits in lieu of cash and Notes payable in credits in lieu of cash as well as SBA unguaranteed investments, and SBA guaranteed investments approximate fair value based on management’s estimates.

New Accounting Standards

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements, containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. This ASU did not have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In July 2013, the FASB issued ASU No. 2013-11: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”). The amendments in ASU 2013-11 are intended to end inconsistent practices regarding the presentation of

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

unrecognized tax benefits on the balance sheet. An entity will be required to present an unrecognized tax benefit as a reduction of a deferred tax asset for a net operating loss (“NOL”) or tax credit carryforward whenever the NOL or tax credit carryforward would be available to reduce the additional taxable income or tax due if the tax position is disallowed. This standard became effective for annual reporting periods beginning after December 15, 2013, and did not have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In January 2014, the FASB issued ASU 2014-04, “Receivables — Troubled Debt Restructurings by Creditors: Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure (a consensus of the FASB Emerging Issues Task Force).” The update clarifies that an in substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The ASU is effective for fiscal years and interim periods beginning after December 15, 2014. The adoption of this ASU is not expected to have a significant impact on the Company’s Consolidated Financial Statements or disclosures.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers.” ASU 2014-09 supersedes the revenue recognition requirements in “Accounting Standard Codification 605 — Revenue Recognition” and most industry-specific guidance. The standard requires that entities recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which a company expects to be entitled in exchange for those goods or services. This ASU is effective for fiscal years beginning after December 15, 2016. ASU 2014-09 permits the use of either the retrospective or cumulative effect transition method. The adoption of this ASU is not expected to have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In June 2014, the FASB issued ASU 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” which changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. In addition, ASU 2014-11 requires disclosures about transfers accounted for as sales in transactions that are economically similar to repurchase agreements and about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 and the disclosure for certain transactions accounted for as a sale are effective for public companies for the first interim or annual period beginning after December 15, 2014. For public companies, the disclosure for transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The adoption of this ASU is not expected to have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In June 2014, the FASB issued ASU 2014-12 “Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period,” which requires that a performance target that affects vesting and that could be achieved after the requisite service period is treated as a performance condition and, as a result, should not be included in the estimation of the grant-date fair value of the award. ASU 2014-12 will be effective for annual periods beginning after December 15, 2015 and may be applied either prospectively to all awards granted or modified after the effective date or retrospectively, to all periods presented. The adoption of this ASU is not expected to have a material impact on the Company’s Consolidated Financial Statements or disclosures.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Segments

Subsequent to the BDC Conversion, the Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because of each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

NOTE 3 — FAIR VALUE MEASUREMENTS

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, Management uses various valuation approaches, all of which have been approved by the Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including, the type and age of investment, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Management and the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation, if applicable. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

The following table provides a summary of quantitative information about the Company’s Level 3 fair value measurements of our investments as of December 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the year ended December 31, 2014.

	Fair Value	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
Performing SBA Unguaranteed Investments	$115,175	Discounted cash flow	Market yields	5.38%	5.38%	5.38%
Non-Performing SBA Unguaranteed Investments	6,302	Discounted cash flow	Market yields	7.00%	7.00%	7.00%
Affiliate Investments(A)	77,499	Market comparable companies	EBITDA multiples	5.7x	3.00x	9.00x
		Market comparable companies	Revenue Multiples	0.95x	0.40x	3.00x
		Discounted cash flow	Weighted Average Cost of Capital	17.80%	10.70%	20.00%

(A)	In determining the fair value of the Company’s equity investments as of December 31, 2014, the proportion of the market comparable companies and discounted cash flow valuation techniques were 48.1% and 51.9%, respectively, on a weighted average basis.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis (In thousands)

	Fair Value Measurements at December 31, 2014 Using:
(In thousands):	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Investments in money markets funds	$3,000	$3,000	$—	$—	$—
Credits in lieu of cash	2,229	—	2,229	—	(13)
SBA unguaranteed loans	121,477	—	—	121,477	(9,605)
SBA guaranteed loans	31,486	—	31,486	—	3,429
Affiliate investments	77,499	—	—	77,499	—
Servicing assets	9,483	—	—	9,483	(120)
Total assets	$235,691	$3,000,000	$33,715	$208,459	$(6,309)
Liabilities
Notes payable in credits in lieu of cash	$—	$—	$2,229	$—	$5
Total liabilities	$—	$—	$2,229	$—	$5

Assets and Liabilities Measured at Fair Value on a Recurring Basis (In thousands):

	Fair Value Measurements at December 31, 2013 Using:
(In thousands):	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Credits in lieu of cash	$3,641	$—	$3,641	$—	$—
SBA loans held for investment	78,951	—	—	78,951	(1,629)
SBA loans held for sale	4,734	—	4,734	—	403
Total assets	$87,326	$—	$8,375	$78,951	$(1,226)
Liabilities
Notes payable in credits in lieu of cash	$3,641	$—	$3,641	$—	$21
Warrants
Total liabilities	$3,641	$—	$3,641	$—	$21

The following table presents the changes in servicing assets measured at fair value using level 3 inputs:

November 12, 2014 through December 31, 2014
Fair value, beginning of period	$9,465
Additions	138
Unrealized loss	(120)
Fair value, end of period	$9,483

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in affiliate investments measured at fair value using level 3 inputs:

November 12, 2014 through December 31, 2014
Fair value, beginning of period	$77,499
Unrealized gain/(loss)	—
Fair value, end of period	$77,499

The following table shows the Company’s portfolio investments by industry at December 31, 2014:

	Fair Value	% of Total
Data processing, hosting and related services	$70,322	30.51%
Food Services and Drinking Places	15,442	6.70%
Amusement, Gambling, and Recreation Industries	13,621	5.91%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	5,771	2.50%
Plastics and Rubber Products Manufacturing	8,120	3.52%
Accommodation	7,240	3.14%
Repair and Maintenance	7,023	3.05%
Clothing and Clothing Accessories Stores	6,958	3.02%
Ambulatory Health Care Services	6,225	2.70%
Truck Transportation	5,494	2.38%
Specialty Trade Contractors	5,414	2.35%
Fabricated Metal Product Manufacturing	5,258	2.28%
Professional, Scientific, and Technical Services	4,939	2.14%
Food Manufacturing	3,793	1.65%
Motor Vehicle and Parts Dealers	3,755	1.63%
Merchant Wholesalers, Durable Goods	3,729	1.62%
Gasoline Stations	3,727	1.62%
Insurance Carriers and Related Activities	3,622	1.57%
Social Assistance	3,474	1.51%
Nonstore Retailers	2,923	1.27%
Personal and Laundry Services	2,609	1.13%
Apparel Manufacturing	2,528	1.10%
Merchant Wholesalers, Nondurable Goods	2,459	1.07%
Administrative and Support Services	2,400	1.04%
Other	33,616	14.59%
Total	$230,462	100.00%

Credits in Lieu of Cash, Prepaid Insurance and Notes Payable in Credits in Lieu of Cash

The Company elected to account for both credits in lieu of cash and notes payable in credits in lieu of cash at fair value in order to reflect in its consolidated financial statements the assumptions that market participant’s use in evaluating these financial instruments.

Under the cost basis of accounting, the discount rates used to calculate the present value of the credits in lieu of cash and notes payable in credits in lieu of cash did not reflect the credit enhancements that the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

Company’s Capcos obtained from Chartis, Inc. (“Chartis”) (the renamed property and casualty holdings of American International Group, Inc., “AIG”), namely its AA+ rating at such time, for their debt issued to certified investors. Instead the cost paid for the credit enhancements was recorded as prepaid insurance and amortized on a straight-line basis over the term of the credit enhancements.

With the adoption of the fair value measurement of financial assets and financial liabilities and the election of the fair value option, credits in lieu of cash and notes payable in credits in lieu of cash are valued based on the yields at which financial instruments would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts. The accounting standards require the fair value of the assets or liabilities to be determined based on the assumptions that market participants use in pricing the financial instrument. In developing those assumptions, the Company identified characteristics that distinguish market participants generally, and considered factors specific to (a) the asset type, (b) the principal (or most advantageous) market for the asset group, and (c) market participants with whom the reporting entity would transact in that market.

Based on the aforementioned characteristics and in view of the Chartis credit enhancements, the Company believes that market participants purchasing or selling its Capcos’ debt and, therefore, its credits in lieu of cash and notes payable in credits in lieu of cash, view nonperformance risk to be equal to the risk of Chartis nonperformance risk and as such both the fair value of credits in lieu of cash and notes payable in credits in lieu of cash should be priced to yield a rate equal to comparable U.S. Dollar denominated debt instruments issued by Chartis’ parent, AIG. Because the value of notes payable in credits in lieu of cash directly reflects the credit enhancement obtained from Chartis, the unamortized cost relating to the credit enhancement will cease to be separately carried as an asset on the Company’s consolidated balance sheets and is incorporated in notes payable in credits in lieu of cash.

Fair value measurements:

The Company’s Capcos’ debt, enhanced by Chartis insurance, effectively bears the nonperformance risk of Chartis. The closest trading comparators are the debt of Chartis’ parent, AIG. Therefore the Company calculates the fair value of both the credits in lieu of cash and notes payable in credits in lieu of cash using the yields of various AIG notes with similar maturities to each of the Company’s respective Capcos’ debt (the “Chartis Note Basket”). The Company elected to discontinue utilizing AIG’s 7.70% Series A-5 Junior Subordinated Debentures because those long maturity notes began to trade with characteristics of a preferred stock after AIG received financing from the United States Government. The Company considers the Chartis Note Basket a Level 2 input under fair value accounting, since it is a quoted yield for a similar liability that is traded in an active exchange market. The Company selected the Chartis Note Basket as the most representative of the nonperformance risk associated with the Capco notes because they are Chartis issued notes, are actively traded and because maturities match credits in lieu of cash and notes payable in credits in lieu of cash.

After calculating the fair value of both the credits in lieu of cash and notes payable in credits in lieu of cash, the Company compares their values. This calculation is done on a quarterly basis. Calculation differences primarily due to tax credit receipt versus delivery timing may cause the value of the credits in lieu of cash to differ from that of the notes payable in credits in lieu of cash. Because the credits in lieu of cash asset has the single purpose of paying the notes payable in credits in lieu of cash and has no other value to the Company, Newtek determined that the credits in lieu of cash should equal the notes payable in credits in lieu of cash.

On December 31, 2013, the yield on the Chartis Note Basket was 1.49%. As of December 31, 2014, the date the Company revalued the asset and liability, the yields on the Chartis notes averaged 1.39% reflecting changes in interest rates in the marketplace. This decrease in yield increased both the fair value of the credits

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

in lieu of cash and the fair value of the notes payable in credits in lieu of cash. The Company decreased the value of the credits in lieu of cash to equal the value of the notes payable in credits in lieu of cash because the credits in lieu of cash can only be used to satisfy the liability and must equal the value of the notes payable in credits in lieu of cash at all times. The net change in fair value reported in the Company’s consolidated statements of income for the year ended December 31, 2014 was a gain of $0.

On December 31, 2012, the yield on the Chartis Note Basket was 1.72%. As of December 31, 2013, the date the Company revalued the asset and liability, the yields on the Chartis notes averaged 1.49% reflecting changes in interest rates in the marketplace. This decrease in yield increased both the fair value of the credits in lieu of cash and the fair value of the notes payable in credits in lieu of cash. The Company decreased the value of the credits in lieu of cash to equal the value of the notes payable in credits in lieu of cash because the credits in lieu of cash can only be used to satisfy the liability and must equal the value of the notes payable in credits in lieu of cash at all times. The net change in fair value reported in the Company’s consolidated statements of income for the year ended December 31, 2013 was a gain of $21,000.

Changes in the future yield of the Chartis issued debt selected for valuation purposes will result in changes to the fair values of the credits in lieu of cash and notes payable in credits in lieu of cash when calculated for future periods; these changes will be reported through the Company’s consolidated statements of income.

SBA 7(a) Loans

NSBF originates, funds, and services government guaranteed loans under section 7(a) of the Small Business Act. The SBA does not fully guarantee the SBA 7(a) Loans: An SBA 7(a) Loan is bifurcated into a guaranteed portion and an unguaranteed portion, each accruing interest on the principal balance of such portion at a per annum rate in effect from time to time. NSBF originates variable interest loans, usually set at a fixed index to the Prime rate that resets quarterly. Primarily, NSBF has made SBA 7(a) loans carrying guarantees of 75% and 85%; from 2009 through early 2011 under a special program, most of the loans NSBF originated carried a guarantee of 90%. NSBF, both historically and as a matter of its business plan, sells the guaranteed portions via SBA Form 1086 into the secondary market when the guaranteed portion becomes available for sale upon the closing and fully funding of the SBA 7(a) loan and retains the unguaranteed portions. Management recognized that the economic value in the guaranteed portion did not inure to NSBF at the time of their sale but rather when the guaranty attached at origination; amortization accounting by its nature does not recognize this increase in value at the true time when it occurred. Under fair value, the value of the guarantee is recorded when it economically occurs at the point of the creation and funding of the loan, and is not delayed until the sale occurs. Contemporaneously, the value of the unguaranteed portion will also be determined to reflect the full, fair value of the loan.

Although the fair value election is for the entire SBA 7(a) loan, the Company primarily sells the guaranteed portions at the completion of funding. The need to record the fair value for the guaranteed portion of the loan will primarily occur when a guaranteed portion is not traded at period end (“SBA loans held for sale”). The unguaranteed portion retained is recorded under “SBA loans held for investment.” Subsequent to the BDC Conversion, all SBA 7(a) loans are recorded at fair value.

SBA Loans Held for Investment/SBA Unguaranteed Investments

Prior to the BDC Conversion, loans that completed funding before October 1, 2010, are reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. For loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

about the assumptions that market participants would use in pricing the asset (including assumptions about risk). Subsequent to the BDC Conversion, all SBA unguaranteed investments, regardless of origination date, are recorded at fair value.

In determining the net change in fair value of loans held for investment/SBA unguaranteed investments for the year ended December 31, 2014, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, expected recovery rates/duration, the cost of loan servicing and liquidating, and Prime rate expectations. The Company used an assumed prepayment speed of 19% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status at any point in time. The default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately originating to existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate and prepayment sppeds to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. As of December 31, 2014, the discounted cash flows resulted in a price equivalent of 94.80% of the par amount on our performing SBA unguaranteed investments.

If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at a market clearing yield of 7.00%. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the fair value of SBA loans.

Below is a summary of the activity in SBA loans held for investment/SBA unguaranteed investments, at fair value (in thousands):

	December 31, 2014	December 31, 2013
Balance, beginning of year	$78,951	$43,055
SBA unguaranteed investments, originated	48,189	42,773
Loans transferred to other real estate owned	(174)	(362)
Payments received	(10,411)	(4,886)
Impact of BDC Conversion	8,780	—
Fair value loss	(3,858)	(1,629)
Balance, end of year	$121,477	$78,951

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

SBA Loans Held For Sale/SBA Guaranteed Investments

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale/SBA guaranteed loans within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on market prices equal to the guaranteed loan amount plus a premium that includes both an upfront cash payment (utilizing independent quoted prices) and the value of a stream of payments representing servicing income received in excess of NSBF’s servicing cost (valued using a pricing model with inputs that are observable in the market).

Other Fair Value Measurements

Assets Measured at Fair Value on a Non-recurring Basis are as follows (In thousands):

	Fair Value Measurements at December 31, 2013 Using:				Total Losses
	Total	Level 1	Level 2	Level 3
Assets
Impaired loans	$3,441	$—	$—	$3,441	$(1,022)
Other real-estate owned	798	—	798	—	(182)
Total assets	$4,239	$—	$798	$3,441	$(1,204)

Impaired loans

Impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan’s market a market clearing yield of 7.00%. Prior to the BDC conversion, impaired loans for which the carrying amount was based on fair value of the underlying collateral less estimated costs to sell, were included in assets and such fair value estimates were performed on a non-recurring basis. Subsequent to the BDC conversion, all loans are measured at fair value on a recurring basis. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the fair value of SBA loans. As a result of the BDC Conversion, all investments are measured at fair value, on a recurring basis at December 31, 2014.

Other real-estate owned (included in Prepaid expenses and other assets)

The estimated fair value of other real-estate owned is calculated using observable market information, including bids from prospective purchasers and pricing from similar market transactions where available. The value is generally discounted between 20-25% based on market valuations as well as expenses associated with securing the Company’s interests. Where bid information is not available for a specific property, the valuation is principally based upon recent transaction prices for similar properties that have been sold. These comparable properties share comparable demographic characteristics. Other real estate owned is generally classified within Level 2 of the valuation hierarchy. There were no other real-estate owned assets on the at December 31, 2014.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — CREDITS IN LIEU OF CASH:

Following is a summary of the credits in lieu of cash balance as of December 31, 2014 and 2013 (in thousands):

	2014	2013
Balance, beginning of year	$3,641	$8,703
Add: Income from tax credit accretion (at fair value)	62	113
Less: Tax credits delivered	(1,460)	(5,182)
Fair value adjustment	(14)	7
Balance, end of year	$2,229	$3,641

NOTE 5 — SBA LOANS:

Prior to the BDC conversion, SBA loans held for investment, were bifurcated into two pools, SBA loans held for investment, net carried on a cost basis and SBA loans held for investment at fair value. As a result of the BDC Conversion, all loans are recorded at fair value as of December 31, 2014. The components of SBA loans held for investment, at fair value/SBA unguaranteed investments and SBA loans held for investment, net, as of December 31, 2014 and 2013 are as follows (in thousands):

	2014 Fair Value	2013 Fair Value	2013 Cost Basis
Gross loans receivable	$131,089	$83,988	$13,341
Less: Allowance for loan losses	—	—	(1,811)
Less: Deferred origination fees, net	—	—	(841)
Less: Fair value adjustment	(9,612)	(5,037)	—
Total	$121,477	$78,951	$10,689

As a result of the BDC Conversion, loans originated prior to October 1, 2010 must now be recorded at fair value each period. As a result, at December 31, 2014, all SBA loans are recorded at their fair value.

Below is a summary of the activity in the allowance for loan losses, cost basis, for the years ended December 31, 2014 and 2013 (in thousands):

Allowance for loan losses, cost basis:	2014	2013
Balance, beginning of year	$1,811	$2,589
Provision for loan losses	(54)	1,322
Loans charged-off	(776)	(2,144)
Recoveries	48	44
Release of allowance for BDC conversion	(1,029)	—
Balance, end of year	$—	$1,811
Individually evaluated for impairment	$—	$1,609
Collectively evaluated for impairment	—	202
Balance, end of year	$—	$1,811
Total loans, cost basis
Individually evaluated for impairment	$—	$3,466
Collectively evaluated for impairment	—	9,875
Balance, end of year	$—	$13,341

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — SBA LOANS:  – (continued)

The contractual maturities of SBA loans held for investment are as follows (in thousands):

	2014 Fair Value	2013 Fair Value	2013 Cost Basis
Due in one year or less	$1,117	$—	$319
Due between one and five years	2,348	—	4,509
Due after five years	127,624	83,988	8,513
Total loans receivable, gross	$131,089	$83,988	$13,341

The payment status of gross SBA loans held for investment/SBA unguaranteed investments at December 31, 2014 and 2013 are as follows:

	(in thousands)
Days Past Due	2014	2013
Current	$117,040	$84,809
30 – 89	4,463	4,842
>90	—	—
Non-accrual	9,586	7,678
Balance (net)	$131,089	$97,329

The outstanding balances of loans past due over 90 days and still accruing interest as of December 31, 2013 totaled $1,128,000; there were no performing loans past due over 90 days and still accruing interest as of December 31, 2014.

The Company evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System which is the asset classification system adopted by the Federal Financial Institution Examinations Council. The Company’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments.

Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. The Company’s gross SBA loans held for investment/SBA unguaranteed investments by credit quality indicator at December 31, 2014 and 2013 are as follows:

	(in thousands)
Risk Rating	2014	2013 Fair Value	2013 Cost Basis
Acceptable	$106,241	$66,439	$7,420
Other assets special mention	13,054	12,278	2,234
Substandard	11,282	5,271	3,283
Doubtful	512	—	395
Loss	—	—	9
Balance	$131,089	$83,988	$13,341

All loans are priced at the Prime interest rate plus approximately 2.75% to 3.75%. The only loans with a fixed interest rate are defaulted loans of which the guaranteed portion sold is repurchased from the secondary market by the SBA, while the unguaranteed portion of the loans still remains with the Company. As of December 31, 2014 and 2013, net SBA loans receivable held for investment with adjustable interest rates totaled $123,489,000 and $91,083,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — SBA LOANS:  – (continued)

For the years ended December 31, 2014 and 2013, the Company funded $202,269,000 and $177,941,000 in total loans and sold approximately $130,356,000 and $131,733,000 of the guaranteed portion of the loans, respectively. Receivables from loans traded but not settled of $0 and $13,606,000 as of December 31, 2014 and 2013, respectively, are presented as broker receivable in the accompanying consolidated balance sheets.

As of December 31, 2014, $31,913,000 of the guaranteed portion of SBA loans and $11,229,000 of the unguaranteed portion of SBA loans collateralized the current outstanding balance on the Company’s line of credit with Capital One and $120,990,000 of the unguaranteed portions of SBA loans transferred via our securitization transaction collateralized the notes issued by the Trust.

Loans by industry and geographic concentration that accounted for more than 5% of the outstanding gross loans receivable held for investment balance as of December 31, 2014 and 2013 were as follows (in thousands):

	2014	2013
State
New York	$14,778	$12,813
Florida	14,611	9,280
Connecticut	10,092	7,275
Texas	7,975	6,957
Pennsylvania	8,336	6,470
Georgia	7,696	6,450
California	—	6,140
New Jersey	8,420	5,488

At December 31, 2014 and 2013, total impaired loans amounted to $9,811,000 and $7,678,000, respectively, of which $9,811,000 and $4,212,000 were on a fair value basis at December 31, 2014 and 2013, respectively. For the years ended December 31, 2014 and 2013, the average balance of impaired loans was $8,787,000 and $6,887,000, and approximately $0 and $1,609,000 in specific reserves are included in the allowance for loan losses and $0 and $163,000 of valuation allowances were allocated against such impaired loans, respectively.

Had interest on these impaired non-accrual loans been accrued, such interest would have totaled $480,000 and $434,000 for 2014 and 2013, respectively. Interest income, which is recognized on a cash basis, related to the impaired non-accrual loans for the years ended December 31, 2014 and 2013, was not material.

As a result of the BDC conversion, the Company had no loans renegotiated in troubled debt restructurings as of December 31, 2014. The Company had loans renegotiated in TDRs of $3,409,000 as of December 31, 2013, of which $1,332,000 was included in non-accrual loans and $2,077,000 was on accrual status. An analysis of loans restructured in TDR for the years ended December 31, 2014 and 2013 is as follows (in thousands):

Type of Concession	Loans Restructured – 2014		Loans Restructured – 2013
	Number of Notes	Principal Balance at Restructure Date	Number of Notes	Principal Balance at Restructure Date
Payment reduction/Interest-only period	—	$—	4	$425

Prior to the BDC conversion, TDRs that returned to a non-performing status post-modification were considered redefaulted loans and were treated in the same manner as other non-performing loans in the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — SBA LOANS:  – (continued)

portfolio. For the year ended December 31, 2013, there were 3 redefaulted loans with a corresponding principal balance of approximately $11,000; and resulted in approximately $4,000 in corresponding charge-offs of redefaulted loans during 2013.

NOTE 6 — TRANSACTIONS WITH AFFILIATED COMPANIES:

An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is a company in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled affiliates for the period November 12, 2014 through December 31, 2014 were as follows:

Portfolio Company	Fair Value at November 12, 2014	Purchases (cost)	Sales (cost)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Fair Value at December 31, 2014	Interest and other income	Dividend income
Controlled Affiliates
Small Business Lending, Inc.	$2,900	$—	$—	$—	$—	$2,900	$—	$37
PMTWorks Payroll, LLC	920	—	—	—	—	920	13	—
CDS Business Services, Inc.	1,979	—	—	—	—	1,979	5	—
Advanced Cyber Security Systems, LLC	—	—	—	—	—	—	7	—
Secure CyberGateway Services, LLC	2,400	—	—	—	—	2,400	4	—
Business Connect, LLC	—	—	—	—	—	—	2	—
Total Controlled Affiliates	$8,199	$—	$—	$—	$—	$8,199	$31	$37

NOTE 7 — ACCOUNTS RECEIVABLE:

Accounts receivable consists of the following at December 31, 2014 (post BDC Conversion) and 2013 (in thousands):

	2014	2013
Purchased receivables	$—	$7,766
Electronic payment processing settlement receivables	—	2,123
Customer receivables	114	1,983
Other receivables	204	601
	318	12,473
Allowance for doubtful accounts	(171)	(871)
Total	$147	$11,602

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — SERVICING ASSETS:

For the year ended December 31, 2013, the Company reviewed capitalized servicing assets prior to the BDC Conversion. This review was performed based on risk strata, which were determined on a disaggregated basis given the predominant risk characteristics of the underlying loans. The predominant risk characteristics are loan terms and year of loan origination. At December 31, 2014 servicing assets are measured at fair value and are not reviewed for impairment.

The following summarizes the activity pertaining to servicing assets for the years ended December 31, 2014 and 2013 (in thousands):

	2014	2013
Balance, beginning of year	$6,776	$4,682
Servicing assets capitalized	3,232	3,248
Servicing assets amortized	(1,365)	(1,154)
Fair value adjustment for BDC Conversion	960	—
Unrealized loss	(120)	—
Balance, end of year	$9,483	$6,776

For the years ended December 31, 2014, 2013 and 2012, servicing fees received on the Company’s SBA 7(a) originated portfolio totaled $3,673,000, $2,769,000 and $2,297,000, respectively. Through November 11, 2014, the Company also performed servicing functions on loans originated by other lenders. The Company does not retain any risk on such portfolios and earns servicing fees based upon a mutually negotiated fee per loan. The total servicing fee income recognized for loans serviced for others For the period ended November 11, 2014, and the years ended December 31, 2013 and 2012 was $6,142,000, $3,796,000 and $4,564,000, respectively. The carrying value of the capitalized servicing assets were $6,776,000 at December 31, 2013. The estimated fair value of capitalized servicing assets were $9,483,000 and $7,959,000 at December 31, 2014 and 2013, respectively. The estimated fair value of servicing assets at December 31, 2014 was determined using a discount factor that is a blended approach of the weighted average cost of capital and the weighted average servicing spread of 11.58%, prepayment speed of 19%, and an average default rate of 25%. The estimated fair value of servicing assets at December 31, 2013 was determined using a discount rate of 11%, weighted average prepayment speeds ranging from 0% to 11%, depending upon certain characteristics of the loan portfolio, weighted average life of 5.00 years, and an average default rate of 3%. At December 31, 2014, servicing assets are carried at fair value, at December 31, 2013, servicing assets were recorded using the amortization method.

NOTE 9 — FIXED ASSETS:

The Company’s fixed assets are composed of the following at December 31, 2014 and 2013 (in thousands):

	2014	2013
Computer and office equipment	$1,504	$2,898
Furniture and fixtures	343	666
Leasehold improvements	152	462
Computer software and website	2,128	4,744
Computer servers and storage	—	4,817
Leased property	—	701
	4,127	14,288
Accumulated depreciation and amortization	(3,798)	(10,547)
Net fixed assets	$329	$3,741

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — FIXED ASSETS:  – (continued)

Depreciation and amortization expense for fixed assets for the period ended November 11, 2014, and period November 12 to December 31, 2014 was $1,562,000 and $25,000, respectively. Depreciation and amortization expense for fixed assets for the years ended December 31, 2013 and 2012 was $1,768,000 and $1,619,000, respectively.

NOTE 10 — GOODWILL AND OTHER INTANGIBLES:

The net carrying value of goodwill as of December 31, 2014 (Post BDC Conversion) and 2013 by segment is as follows (in thousands):

	2014	2013
Electronic payment processing	$—	$3,004
Web hosting	—	7,203
Corporate activities	—	179
Small business finance	—	1,706
Total goodwill	$—	$12,092

The changes in the carrying amount of goodwill for the years ended December 31, 2014 and 2013 are as follows (in thousands):

Total
Balance as of December 31, 2012 and 2013	$12,092
Goodwill impairment	(1,706)
Conversion to BDC	(10,386)
Balance as of December 31, 2014	$—

In performing Step 1 of the impairment test the Company estimated the fair value of the reporting units based on a combination of an income approach using a discounted cash flow analysis and market based approach based on comparable public companies. Based on this analysis, it was determined that the carrying value of the NBC reporting unit, including goodwill exceeded its fair value requiring the Company to perform Step 2 of the goodwill impairment test to measure the amount of impairment loss, if any. In performing Step 2 of the goodwill impairment test, the Company compared the implied fair value of the NBC reporting unit’s goodwill to the carrying value of goodwill. This test resulted in a non-cash, goodwill impairment charge of $1,706,000 and a write off of goodwill. This impairment has been reported in total expenses on the consolidated statement of income during the period ended November 11, 2014.

In conjunction with the conversion to a BDC, there is no goodwill on the consolidated balance sheet as of December 31, 2014. All goodwill (after impairment) has been recorded on the balance sheets of each respective deconsolidated subsidiary as of the Conversion date.

Other intangible assets as of December 31, 2014 (Post BDC Conversion) and 2013 are comprised of the following (in thousands):

	2014	2013
Customer merchant accounts	$—	$2,193
Customer insurance accounts	740	740
Trade name (indefinite lived)	—	550
	740	3,483
Accumulated amortization	(296)	(2,243)
Net intangible assets	$444	$1,240

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — GOODWILL AND OTHER INTANGIBLES:  – (continued)

Customer merchant accounts are amortized over a 55 to 66 month period, and customer insurance accounts are being amortized over a period of 60 months. Other intangibles (excluding the trade name which has an indefinite life and is subject to annual impairment review) are being amortized over a period ranging from 18 to 36 months. As a result of the conversion to a BDC, all other intangibles with the exception of Customer insurance accounts are held by controlled portfolio companies and not included in the consolidated balance sheet at December 31, 2014. Total amortization expense included in the accompanying consolidated statements of income related to intangibles for the years ended December 31, 2014, 2013 and 2012 was $231,000, $363,000 and $629,000, respectively.

Total expected amortization expense for the next three fiscal years is as follows (in thousands):

December 31,	Merchant Accounts	Insurance Accounts
2015	$—	$148
2016	—	148
2017	—	148
	$—	$444

For the years ended December 31, 2014, 2013 and 2012, there was no impairment related to its customer merchant and insurance accounts. The intangible trade name, CrystalTech Web Hosting, which as of December 31, 2014 is held by a controlled portfolio company has an indefinite life and is assessed annually for impairment.

NOTE 11 — ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES:

The following table details the components of accounts payable, accrued expenses and other liabilities at December 31, 2014 (Post BDC Conversion) and 2013 (in thousands):

	2014	2013
Due to participants and SBA(a)	$3,100	$2,646
Due to clients	425	481
Accrued payroll and related expenses	1,552	1,865
Deferred rent	324	841
Chargeback reserves	—	348
Deposits and other reserves	—	1,939
Residuals and commissions payable	190	1,142
Current tax payable	—	1,533
Other	2,092	3,893
Total accounts payable, accrued expenses and other liabilities	$7,683	$14,688

(a)	Primarily represents loan related remittances received by NSBF, and due to third parties.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — NOTES PAYABLE:

At December 31, 2014 (Post BDC Conversion) and 2013, the Company had long-term debt outstanding comprised of the following (in thousands):

	2014	2013
Notes payable:
Capital One lines of credit (NSBF)
Guaranteed line	$28,722	$21,261
Unguaranteed line	5,134	4,691
Capital One line of credit and term loan (NBS)
Revolving line of credit	—	—
Term loan	9,167	—
Summit Partners Credit Advisors, L.P. (NBS)	—	8,650
Sterling National bank line of credit (NBC)	—	6,026
Capital One term loan (NTS)	—	590
Total notes payable	43,023	41,218
Note payable – Securitization trust VIE	79,520	60,140
Total notes payable	$122,543	$101,358
Capital lease obligation	$33	$642

In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. Principal and interest on the term loan are payable quarterly in arrears and the interest rate is Prime plus 2.5% . The term loan is being amortized over a four year period with a final payment due on the maturity date. The interest rate on the revolving line of credit is also Prime plus 2.5% and is payable monthly in arrears with the principal due at maturity. In addition, the revolving line accrues interest of 0.375% on the unused portion of the line which is payable quarterly in arrears.

The purpose of the new facilities was to refinance the Company’s existing debt from Summit Partners Credit Advisors, L.P., payoff the current portion of the NTS loan, and for general working capital purposes. The Company incurred deferred financing costs of approximately $279,000 which are being amortized to interest expense over the term of the facilities. In addition, and in connection with the pay-off of the Summit Partners note payable, the Company expensed the remaining debt discount and deferred financing costs related to Summit, which resulted in a charge to operations for the period ended November 11, 2014 of $1,905,000. Interest expense on the facility for the year ended December 31, 2014 was approximately $409,000. Interest expense on the Summit debt, including $1,905,000 of remaining debt discount and deferred financing costs expensed at the time of the Capital One refinance, was $2,953,000 and $1,521,000 for the years ended December 31, 2014 and 2013, respectively.

The new Capital One facilities require the adherence to certain financial covenants including minimum EBITDA, fixed charge coverage ratios, funded debt to EBITDA ratios, as well as minimum cash balance requirements. As of December 31, 2014, the Company was in compliance with all financial covenants.

In July 2013 the SBA lender received an extension on the maturity of its warehouse lines of credit, totaling $27,000,000, with Capital One from September 30, 2013 to May 31, 2015, at which time the outstanding balance would be converted into a three-year term loan. The extension also enhanced the terms of the credit facilities by removing the $15,000,000 funding sublimit for the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and increasing the advance rate to 55% from 50% for the non-guaranteed portions of the SBA 7(a) loans. In October 2014, the SBA lender closed an additional $23,000,000 in

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — NOTES PAYABLE: – (continued)

financing with Capital One, NA which increased the existing revolving credit facility from $27,000,000 to $50,000,000. The amendment also extended the term of the facility from May 31, 2015 to May 16, 2018.

As of December 31, 2014 and 2013, NSBF had $33,856,000 and $25,952,000 outstanding under the line of credit. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.00%, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.875%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter.

Total interest expense attributable to the NSBF Capital One facility for the years ended December 31, 2014, 2013 and 2012 was $1,070,000, $886,000 and $392,000, respectively.

Since 2010, NSBF has engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it uses a special purpose entity (the “Trust”) which is considered a VIE. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860, Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the securitization into its financial statements. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF continues to recognize the assets in loans held for investment and recognize the associated financing in Bank notes payable.

In March 2013, the Company completed a third securitization resulting in $20,909,000 of notes being issued in a private placement transaction. The SBA lender transferred the unguaranteed portions of SBA loans in the amount of $23,569,000 and an additional $5,900,000 for new loans to be funded subsequent to the transaction to a special purpose entity, Newtek Small Business Loan Trust 2013-1. The notes received an “A” rating by S&P, and the final maturity date of the notes is June 25, 2038. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

In December 2013, NSBF completed an additional transaction whereby the unguaranteed portions of SBA loans of $23,947,000, and an additional $3,642,000 in loans issued subsequent to the transaction, was transferred to the Trust. The Trust in turn issued securitization notes for the par amount of $24,433,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the amended notes is April 25, 2039. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

In December 2014, NSBF completed an additional transaction which resulted in the transfer of $36,000,000 of unguaranteed portions of SBA loans. The Trust in turn issued securitization notes for the par amount of $31,700,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the notes is April 2040. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

Total interest expense attributable to the Trust for the years ended December 31, 2014, 2013 and 2012 was $3,081,000, $2,111,000 and $1,257,000, respectively.

Deferred financing costs associated with the securitization transactions totaled $3,776,000 and $2,921,000 at December 31, 2014 and 2013, respectively, of which $1,226,000 and $734,000 has been amortized. The net balance of $2,550,000 and $2,187,000 is included in prepaid expenses and other assets on the accompanying consolidated balance sheet. At December 31, 2014 and 2013, the assets (before reserve for loan losses and discount) and liabilities of the consolidated Trust totaled $73,412,000 and $60,140,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — NOTES PAYABLE: – (continued)

The Trust is only permitted to purchase the unguaranteed portion of SBA 7(a) loans, issue asset-backed securities, and make payments on the securities. The Trust only issued a single series of securities to pay for the unguaranteed portions it acquired from NSBF and will be dissolved when those securities have been paid in full. The primary source for repayment of the debt is the cash flows generated from the unguaranteed portion of SBA 7(a) loans owned by the Trust; principal on the debt will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. The debt has an expected maturity of about six years based on the expected performance of the underlying collateral and structure of the debt and a legal maturity of 30 years from the date of issuance. The assets of the Trust are legally isolated and are not available to pay NSBF’s creditors. However, NSBF continues to retain rights to cash reserves and residual interests in the Trust and will receive servicing income. For bankruptcy analysis purposes, NSBF sold the unguaranteed portions to the Trust in a true sale and the Trust is a separate legal entity. The investors and the Trusts have no recourse to any of NSBF’s other assets for failure of debtors to pay when due; however, NSBF’s parent, Newtek, has provided a limited guaranty to the investors in the Trust in an amount not to exceed 10% of the original issuance amount (or $2,778,000), to be used after all of the assets of the Trust have been exhausted. The notes were issued with an AA rating from S&P based on the underlying collateral.

In February 2011, NBC closed a three year, $10,000,000 line of credit with Sterling National Bank (“Sterling”). The facility was used to pay off existing debt and for the purchase of receivables and other working capital purposes. In December 2012, an amendment was signed providing that upon the occurrence of certain events, the maximum amount of the line of credit under the Agreement can be increased from $10,000,000 to $15,000,000 at a later date upon NBC’s request. The Amendment also extended the maturity date from February 28, 2014 to February 28, 2016.

As of November 11, 2014 and December 31, 2013, NBC had $5,466,000 and $6,026,000 outstanding under the lines of credit. The Sterling interest rate is set at 5.00% or Prime plus 2.00%, whichever is higher, with interest on the line to be paid monthly in arrears. The line is and will be collateralized by the receivables purchased, as well as all other assets of NBC. The line is guaranteed by the Company; in addition, the Company deposited $750,000 with Sterling to collateralize the guarantee. The agreement includes such financial covenants as minimum tangible net worth and maximum leverage ratio. The Company is subject to meeting a maximum leverage ratio test and a future net loss test. As of December 31, 2014, the Company was in compliance with the financial covenants set in this line.

Total interest expense for the period ended November 11, 2014 and for the years ended December 31, 2013 and 2012 was $272,000, $451,000 and $333,000, respectively. The weighted average effective interest rate for the period ended November 11, 2014 was 5.58%. Through November 11, 2014, NBC had capitalized $145,000 of deferred financing costs attributable to the Sterling line of which $110,000 has been amortized. Amortization for the period ended November 11, 2014 and for the years ended December 31, 2013 and 2012 was $20,000, $25,000 and $35,000, respectively.

In October 2007, NTS entered into a Loan and Security Agreement with Capital One which provided for a revolving credit facility of up to $10,000,000 available to both NTS and the Company, for a term of two years. The interest rate was LIBOR plus 2.5% and the agreement included a quarterly facility fee equal to 0.25% on the unused portion of the Revolving Credit calculated as of the end of each calendar quarter. The agreement included such financial covenants as a minimum fixed charge coverage ratio and a maximum funded debt to EBITDA. NTS capitalized $65,000 of deferred financing costs attributable to the Capital One line. In connection with the loan, on October 19, 2007 Newtek Business Services, Inc. entered into a Guaranty of Payment and Performance with Capital One and entered into a Pledge Agreement with Capital One pledging all NTS stock as collateral. In October 2009, the $2,500,000 borrowed under the line of credit converted to a three year term loan, and was subsequently extended to a five year term loan, at the greater of Prime plus 2.50% or 5.75% interest, and maturing on May 1, 2015. This loan was paid in full in June 2014 in

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — NOTES PAYABLE: – (continued)

connection with the NBS facility. Total interest expense for the period ended November 11, 2014 and for the years ended December 31, 2013 and 2012 was $13,000, $46,000 and $70,000, respectively.

Total expected principal repayments for the next five fiscal years and thereafter are as follows (in thousands):

December 31,	Notes Payable	Capital Lease	Total
2015	$30,388	$16	$30,404
2016	1,667	16	1,683
2017	1,667	1	1,668
2018	4,167	—	4,167
2019	—	—	—
Thereafter	84,654	—	84,654
	$122,543	$33	$122,576

NOTE 13 — NOTES PAYABLE IN CREDITS IN LIEU OF CASH:

Each Capco has separate contractual arrangements with the Certified Investors obligating the Capco to make payments on the Notes.

At the time the Capcos obtained the proceeds from the issuance of the Notes, Capco warrants or Company common shares to the Certified Investors, the proceeds were deposited into escrow accounts which required that the insurance contracts be concurrently and simultaneously purchased from the insurer before the remaining proceeds could be released to and utilized by the Capco. The Capco Note agreements require, as a condition precedent to the funding of the Notes that insurance be purchased to cover the risks associated with the operation of the Capco. This insurance is purchased from Chartis Specialty Insurance Company and National Union Fire Insurance Company of Pittsburgh, both subsidiaries of Chartis, Inc. (Chartis), an international insurer. Chartis and these subsidiaries are “A+” credit rated by S&P. In order to comply with this condition precedent to the funding, the Notes closing is structured as follows: (1) the Certified Investors wire the proceeds from the Notes issuance directly into an escrow account; (2) the escrow agent, pursuant to the requirements under the Note and escrow agreement, automatically and simultaneously funds the purchase of the insurance contract from the proceeds received. The Notes offering cannot close without the purchase of the insurance, and the Capcos are not entitled to the use and benefit of the net proceeds received until the escrow agent has completed the payment for the insurance. Under the terms of this insurance, the insurer incurs the primary obligation to repay the Certified Investors a substantial portion of the debt as well as to make compensatory payments in the event of a loss of the availability of the related tax credits. The Coverage A portion of these contracts makes the insurer primarily obligated for a portion of the liability.

The Capcos, however, are secondarily, or contingently, liable for such payments. The Capco, as a secondary obligor, must assess whether it has a contingency to record on the date of issuance and at every reporting date thereafter until the insurer makes all their required payments. As of December 31, 2014, the insurer has made all of the scheduled cash payments under Coverage A, therefore the contingent liability of the Company has been extinguished.

The Coverage B portion of these contracts provides for the payment of cash in lieu of tax credits in the event the Capco becomes decertified. The Capcos remain primarily liable for the requirement to deliver tax credits (or make cash payments in lieu of tax credits not delivered).

Although Coverage B protects the Certified Investors as described above, the Company remains primarily liable for the portion of this obligation. This liability has been recorded as notes payable in credits in lieu of cash, representing the present value of the Capcos’ total liability it must pay to the Certified Investors. Such

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 — NOTES PAYABLE IN CREDITS IN LIEU OF CASH:  – (continued)

amount will be increased by an accretion of interest expense during the term of the Notes and will decrease as the Capcos pay interest by delivering the tax credits, or paying cash.

As discussed in Note 3, the Company adopted fair value option for financial assets and liabilities concurrent with its adoption fair value accounting effective January 1, 2008 for valuing Notes payable in lieu of cash with the exception of Wilshire Advisers, LLC. Following is a summary of activity of Notes payable in credits in lieu of cash balance for the years ended December 31, 2014 and 2013 (in thousands):

	2014	2013
Balance, beginning of year	$3,641	$8,703
Add: Accretion of interest expense	53	135
Less: Tax credits delivered	(1,460)	(5,182)
Fair value adjustment	(5)	(15)
Balance, end of year	$2,229	$3,641

Under the Note agreements, no interest is paid by the Capcos in cash provided that the Certified Investors receive the uninterrupted use of the tax credits. The Certified Investors acknowledge, in the Note agreements, that the insurer is primarily responsible for making the scheduled cash payments as provided in the Notes.

NOTE 14 — NON-CONTROLLING INTERESTS:

The following is the aggregate percentage interest of the non-controlling interests as of December 31, 2013 (in thousands):

Minority-Owned Entity	% Interest	2014	2013
Wilshire Alabama Partners, LLC	0.6%	$—	$3
Exponential of New York, LLC	61.0%	—	2,088
Other(*)	—	—	(426)
Total		$—	$1,665

(*)	Other includes non-controlling interests in PMTWorks Payroll, LLC, and Secure Cyber Gateway Services, LLC (“OLS”). During 2014, the Company completed a restructure of equity for OLS, formerly 50.1% minority owned, which included the conversion of $518,000 debt payable to Wilshire Texas Partners, LLC (“WT1”), a related party, in exchange for a new class of non-voting class B preferred stock and an additional 16.8% share of the common interests of OLS.

At December 31, 2014, there were no non-controlling interests as a result of the conversion to a BDC.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — COMMITMENTS AND CONTINGENCIES:

Operating and Employment Commitments

The Company leases office space and other office equipment in several states under operating lease agreements which expire at various dates through 2019. Those office space leases which are for more than one year generally contain scheduled rent increases or escalation clauses.

The following summarizes the Company’s obligations and commitments, as of December 31, 2014 (Post BDC Conversion), for future minimum cash payments required under operating lease and employment agreements (in thousands):

Year	Operating Leases*	Employment Agreements	Total
2015	$1,671	$210	$1,881
2016	637	—	637
2017	586	—	586
2018	602	—	602
2019	205	—	205
Thereafter	—	—	—
Total	$3,701	$210	$3,911

*	Minimum payments have not been reduced by minimum sublease rentals of $667,000 due in the future under non-cancelable subleases.

Rent expense for 2014, 2013 and 2012 was approximately $2,361,000, $2,406,000, and $2,459,000, respectively.

Legal Matters

In the ordinary course of business and from time to time, we are named as a defendant in various legal proceedings. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit.

We recognize a liability for a contingency in accrued expenses and other liabilities when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. If the reasonable estimate of a probable loss is a range, we accrue the most likely amount of such loss, and if such amount is not determinable, then we accrue the minimum in the range as the loss accrual. The determination of the outcome and loss estimates requires significant judgment on the part of management.

The Company is currently involved in various contract claims and litigation matters. In addition, and as previously disclosed and as fully described in Item 3. Legal Proceedings, during the quarter ended June 30, 2013 the Federal Trade Commission amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al. to include Universal Processing Services of Wisconsin, LLC (“UPS”), the Company’s merchant processing portfolio company, as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS and the other remaining defendants. Prior to the Court hearing on the motions, UPS and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On February 11, 2015, the Court granted the FTC’s motion for equitable relief against UPS and the other remaining defendants, ordering that the remaining defendants pay $1,735,000 in equitable monetary relief. While the court has yet to issue a judgment setting forth the terms of the relief granted, UPS has recorded a reserve for the full amount of the potential loss as of December 31, 2014, which is reflected in the full year proforma results reported for the segment. The

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — COMMITMENTS AND CONTINGENCIES:  – (continued)

Company strongly disagrees with the court’s Orders on summary judgment and equitable monetary relief, and once a judgment is issued, the Company will decide what actions to take, including an appeal of such rulings.

January 21, 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against Universal Processing Services of Wisconsin, LLC (“UPS”), the Company’s merchant processing subsidiary, in the United States District Court for the Southern District of Iowa. The Complaint asserts claims against UPS for breach of the UPS and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. The Company believes that the claims asserted in the complaint are wholly without merit and intends to vigorously defend the action.

Management has determined that, in the aggregate, all other pending legal actions should not have a material adverse effect on our consolidated results of operations, cash flows or financial condition. In addition, we believe that any amount that could be reasonably estimated of potential loss or range of potential loss is not material.

NOTE 16 — TREASURY STOCK:

Shares of common stock repurchased by the Company are recorded at cost as treasury stock and result in a reduction of equity in our consolidated balance sheet. From time-to-time, treasury shares may be reissued as part of our stock-based compensation programs. When shares are reissued, we use the weighted average cost method for determining cost. The difference between the cost of the shares and the issuance price is added or deducted from additional paid-in capital.

In November 2011, the Newtek Board of Directors adopted a stock buy-back program authorizing management to enter the market to re-purchase up to 200,000 of the Company’s common shares. This 200,000 share authorization replaced the unexercised portions of two previous authorizations and terminated in 2014. As of December 31, 2014, the Company purchased a total of 160,584 treasury shares under this authorization. The Company reissued 0 and 9,848 shares in 2014 and 2013, respectively, in connection with the Company’s 401k match program, and during 2014 reissued 185,155 shares related to the exercise of non-qualified stock options, including warrants, 6,026 shares related to the exercise of incentive stock options, and 52,800 shares of restricted stock. In addition, 94,563 shares that were held by an affiliate were issued to the Company in 2008 as settlement of an outstanding liability and were being held as treasury shares at December 31, 2013. In November 2014, the Company retired 61,620 shares of its common stock.

NOTE 17 — REVERSE STOCK SPLIT:

At the Special Meeting of Shareholders held on October 22, 2014, the Company’s shareholders approved a reverse split of the Company’s shares. Following the Special Meeting, the Company’s Board of Directors approved the reverse split ratio of one new share for each five (1:5) of the Company’s current common shares. The reverse stock split was effective as of the close of business on October 22, 2014. All references in this Report to number of shares, price per share and weighted average number of shares outstanding of Common Stock prior to this reverse stock split have been adjusted to reflect the reverse stock split on a retroactive basis, unless otherwise noted.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 — INCOME PER SHARE:

Basic income per share is computed based on the weighted average number of common shares outstanding during the period. The dilutive effect of common share equivalents is included in the calculation of diluted income per share only when the effect of their inclusion would be dilutive (in thousands, except for per share data).

The calculations of Net Income Per Share were:	For the Period Ended November 11, 2014	Year Ended December 31,
		2013	2012
Numerator:
Numerator for basic and diluted EPS – net income available to common stockholders	$3,293	$7,528	$5,643
Denominator:
Denominator for basic EPS – weighted average shares	7,315	7,059	7,105
Denominator for diluted EPS – weighted average shares	7,315	7,581	7,349
Net income per share: Basic	$0.45	$1.07	$0.79
Net income per share: Diluted	$0.45	$0.99	$0.77

The amount of anti-dilutive shares/units excluded from above is as follows (in thousands):

	For the Period Ended November 11, 2014	Year Ended December 31,
		2013	2012
Stock options	—	—	—
Warrants	—	—	10
Contingently issuable shares	17	17	17

NOTE 19 — NET INCREASE IN NET ASSETS PER SHARE:

The following table summarizes the calculations for the net increase in net assets resulting from operations per common share for the period November 12 to December 31, 2014.

For the Period Ended November 12 to December 31, 2014
Net increase in net assets resulting from operations	$681
Weighted average shares outstanding	7,620
Net increase in net assets resulting from operations per common share	$0.09

NOTE 20 — WARRANT:

During the year ended December 31, 2014, Summit Partners Credit Advisors, L.P. completed a cashless exercise of their warrants. This exercise resulted in the issuance of 336,875 shares of the Company’s common shares. 181,778 of the shares were issued from the Company’s treasury stock.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 21 — INCOME FROM TAX CREDITS:

Each Capco has a contractual arrangement with a particular state or jurisdiction that legally entitles the Capco to earn and deliver tax credits (ranging from 4% to 11% per year) from the state or jurisdiction upon satisfying certain criteria. In fiscal 2014, 2013 and 2012, the Company recognized income from tax credits resulting from the accretion of the discount attributable to tax credits earned in prior years. As the tax credits are delivered to the Certified Investors, the asset balance is offset against notes payable in credits in lieu of cash. As discussed in Note 3, the Company adopted fair value accounting concurrently with the adoption of fair value option for financial assets and financial liabilities on January 1, 2008 to value its credits in lieu of cash balance. As a result, the income from tax credit accretion for the years ended December 31, 2014, 2013 and 2012 has been recorded at fair value. The total income from tax credits recognized in revenues in the consolidated statements of income was $61,000, $113,000, and $522,000 for the years ended December 31, 2014, 2013 and 2012, respectively.

NOTE 22 — INCOME TAXES:

The Company’s tax provision is based on the Company’s results for the full year on a consolidated tax basis. Although the company converted to a BDC on November 11, 2014, it will not be eligible to elect RIC status until the year ended December 31, 2015. The company’s deferred tax asset, currently reflected on the consolidated balance sheet, will be eliminated and closed out to additional paid-in capital on January 1, 2015.

Provision for income taxes for the years ended December 31, 2014, 2013 and 2012 is as follows (in thousands):

	2014	2013	2012
Current:
Federal	$2,742	$5,075	$4,511
State and local	1,043	132	1,519
	3,785	5,207	6,030
Deferred:
Federal	296	(1,132)	(1,731)
State and local	48	(157)	(417)
	344	(1,289)	(2,148)
Total provision for income taxes	$4,129	$3,918	$3,882

Included in the 2013 current state provision is a receivable from state tax refunds in the amount of approximately $1,115,000, which favorably impacted the Company’s effective tax rate by approximately 8.6% for the year ended December 31, 2013. This receivable resulted from the amendment of the 2010, 2011 and 2012 tax returns.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 22 — INCOME TAXES:  – (continued)

A reconciliation of income taxes computed at the U.S. federal statutory income tax rate to the provision for income taxes for the years ended December 31, 2014, 2013 and 2012 is as follows (in thousands):

	2014 Provision	2013 Provision	2012 Provision
Provision (benefit) for income taxes at U.S. federal statutory rate of 35%	$2,655	$3,874	$3,304
State and local taxes, net of federal benefit	709	399	720
Deferred adjustment true-ups	—	116	—
Permanent differences	(47)	91	46
Goodwill impairment	597	—	—
Deferred tax asset valuation allowance increase (decrease)	200	178	(185)
Change in NYC valuation allowance	—	(3,370)	—
Deferred rate true up – NYC NOL	—	3,370	—
Other – refund from prior year amended state returns	—	(639)	—
Other	15	(101)	(3)
Total provision (benefit) for income taxes	$4,129	$3,918	$3,882

Deferred tax assets and liabilities consisted of the following at December 31, 2014 and 2013 (in thousands):

	2014	2013
Deferred tax assets:
Net operating losses (“NOLs”) and capital losses (excluding New York City NOL)	$2,193	$3,199
New York City NOL	225	225
Prepaid insurance	78	217
Loan loss reserves and fair value discounts	2,466	2,366
Flow through of deferred items from investments in qualified businesses	522	522
Deferred compensation	—	880
Loss on investments	—	—
Interest payable in credits in lieu of cash	1,090	1,177
Depreciation and amortization	44	897
Accrued expenses	771	—
Other	815	914
Total deferred tax assets before valuation allowance	8,204	10,397
Less: Valuation allowance	(2,663)	(3,453)
Less: Valuation allowance – New York City NOL	(225)	(225)
Total deferred tax assets	5,316	6,719
Deferred tax liabilities:
Credits in lieu of cash	(1,992)	(2,550)
Deferred income	(451)	(563)
Total deferred tax liabilities	(2,443)	(3,113)
Net deferred tax asset	$2,873	$3,606

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 22 — INCOME TAXES:  – (continued)

As of December 31, 2014, the Company had gross Federal NOLs of approximately $4,783,000 and state and local NOLs of approximately $7,447,000 which will begin to expire in 2020, and $332,000 of capital losses with a full valuation allowance which will expire in 2015. The Federal NOLs are attributable to NSBF and NBC, of which the NOLs at NBC have a full valuation allowance and the NOLs at NSBF, subject to IRC Section 382 limitations, have a partial valuation allowance.

Realization of the deferred tax assets is dependent on generating sufficient taxable income in future years. The Company had total valuation allowances of approximately $2,888,000 and $3,678,000 as of December 31, 2014 and 2013, respectively. The change in the valuation allowance represents the charge off of capital losses that have expired unused.

The Company analyzed its tax positions taken on their Federal and state tax returns for the open tax years 2011, 2012 and 2013, and used three levels of analysis in determining whether any uncertainties existed with respect to these positions. The first level consisted of an analysis of the technical merits of the position, past administrative practices and precedents, industry norms and historical audit outcome. The second level of analysis was used to determine if the threshold (more than 50%) was met for the tax filing position. The third level of analysis consisted of determining the probable outcome once it was determined that the threshold was met for the tax filing position. Based on our analysis, the Company determined that there were no uncertain tax positions and that the Company should prevail upon examination by the taxing authorities.

The Company’s operations have been extended to other jurisdictions. This extension involves dealing with uncertainties and judgments in the application of tax regulations in these jurisdictions. The final resolution of any tax liabilities are dependent upon factors including negotiations with taxing authorities in these jurisdictions and resolution of disputes arising from federal, state and local tax audits. The Company recognizes potential liabilities associated with anticipated tax audit issues that may arise during an examination. Interest and penalties that are anticipated to be due upon examination are recognized as accrued interest and other liabilities with an offset to interest and other expense. The Company determined that there were no uncertainties with respect to the application of tax regulations in these jurisdictions.

NOTE 23 — BENEFIT PLANS:

Defined Contribution Plan

The Company’s employees participate in a defined contribution 401(k) plan (the “Plan”) adopted in 2004 which covers substantially all employees based on eligibility. The Plan is designed to encourage savings on the part of eligible employees and qualifies under Section 401(k) of the Internal Revenue Code. Under the Plan, eligible employees may elect to have a portion of their pay, including overtime and bonuses, reduced each pay period, as pre-tax contributions up to the maximum allowed by law. The Company may elect to make a matching contribution equal to a specified percentage of the participant’s contribution, on their behalf as a pre-tax contribution. For the years ended December 31, 2014 and 2013, the Company matched 50% of the first 2% of employee contributions, resulting in $130,000 and $153,000 in expense recorded in 2014 and 2013, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 24 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

Per share data(2)	November 12, 2014 to December 31, 2014
Net asset value at beginning of period	$13.49
Issuance of common stock	2.73
Net investment loss	(0.33)
Net realized gain on investments	0.08
Net unrealized appreciation on non-affiliate investments	0.36
Net unrealized loss on servicing assets	(0.02)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	—
Net asset value/stockholders’ equity at end of period	$16.31
Per share market value at end of period	$14.76
Total return based on market value	13.10%
Total return based on average net asset value/stockholders’ equity	20.87%
Share outstanding at end of period	10,206
Ratios/Supplemental Data:
Ratio of expenses to average net assets/stockholders’ equity(3)	20.46%
Ratio of net investment loss to average net assets(3)	(11.99)%
Net assets/stockholders’ equity at end of period	$166,418
Average debt outstanding	$108,483
Average debt outstanding per share	$10.63
Asset coverage ratio	223%
Portfolio turnover	5.08%

(1)	Years prior to becoming a a business development company are not presented in the financial highlights as the information would not be meaningful.
(2)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(3)	Annualized.

NOTE 25 — RELATED PARTY TRANSACTIONS:

During the period ended November 11, 2014 and years ended December 31, 2013, and 2012, the Company provided merchant processing for a company controlled by the father-in-law of a major stockholder and former President of the Company, in the approximate amount of $15,000, $15,000 and $27,000, respectively. In connection with these transactions, the Company recorded a receivable of $0 and $1,000 at December 31, 2014 and 2013, respectively.

The Company pays gross residuals to an independent sales organization (“ISO”) controlled by a major stockholder of the Company. The ISO earns gross residuals from Newtek, and in turn pays commissions to its sales representatives as well as other operating expenses. Gross residuals paid by the Company to the ISO for the period ended November 11, 2014 and years ended December 31, 2013 and 2012 were approximately $3,241,000, $3,636,000 and $3,155,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 25 — RELATED PARTY TRANSACTIONS:  – (continued)

As a result of the BDC Conversion, subsidiaries which were consolidated in prior years are reflected as investments in controlled portfolio companies, held at fair value. As a result, transactions and balances with these companies are no longer eliminated in consolidation. As of December 31, 2014, the Company has $3,190,000 due from related parties and $2,867,000 due to related parties. Related party transactions from November 12, 2014 through December 31, 2014 were not material.

NOTE 26 — STOCK OPTIONS AND RESTRICTED STOCK GRANTED TO EMPLOYEES:

As of December 31, 2014, the Company had four share-based compensation plans, which are described below. The compensation cost that has been charged against income for those plans was $865,000, $784,000 and $543,000 for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in salaries and benefits and other general and administrative costs in the accompanying consolidated statements of income for stock compensation related to employees and the board of directors, respectively.

The Newtek Business Services, Inc. 2000 Stock Incentive and Deferred Compensation Plan, as amended, (the “2000 Plan”) currently provides for the issuance of awards of restricted shares for up to a maximum of 850,000 common shares to employees and non-employees. The issuance of options under this Plan expired on December 31, 2009. All restricted shares or previously granted options are issued at the fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 3 years. As of December 31, 2014, there are 459,822 shares available for future grant under this plan.

The Newtek Business Services, Inc. 2003 Stock Incentive Plan, as amended, (the “2003 Plan”) currently provides for the issuance of awards of restricted shares or options for up to a maximum of 200,000 common shares to employees and non-employees. All restricted shares or options are issued at the fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 3 years. As of December 31, 2014, there were 108,092 shares available for future grant under this plan.

The Newtek Business Services, Inc. 2010 Stock Incentive Plan, (the “2010 Plan”) currently provides for the issuance of awards of restricted shares or options for up to a maximum of 330,000 common shares to employees and non-employees. All restricted shares or options are issued at the fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 4 years. As of December 31, 2014, there were 46,300 shares available for future grant under this plan.

The Newtek Business Services Corp. 2014 Stock Incentive Plan, (the “2014 Plan”) currently provides for the issuance of options up to a maximum of 600,000 common shares to employees and non-employees. All options are issued at fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 4 years. As of December 31, 2014, there were 600,000 shares available for future grant under this plan.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 26 — STOCK OPTIONS AND RESTRICTED STOCK GRANTED TO EMPLOYEES:  – (continued)

A summary of stock option activity under the 2000, 2003, 2010 and 2014 Plans as of December 31, 2014 and changes during the year then ended are presented below:

Stock Options	Shares (In thousands)	Weighted Average Exercise Price	Weighted Average Remaining Term (In years)	Aggregate Intrinsic Value (In thousands)
Outstanding – December 31, 2013	118	$7.24	3.25	$1,002
Granted	5	20.00
Exercised	(111)	7.19
Expired	(2)	7.85
Cancelled	(10)	13.61
Outstanding – December 31, 2014	—	$—	—	$—
Exercisable – December 31, 2014	—	$—	—	$—

As of December 31, 2014, there were no unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the 2000, 2003, 2010 and 2014 Plans.

In March 2011, Newtek granted certain employees, executives and board of directors an aggregate of 228,400 shares of restricted stock valued at $1,941,000 or $8.50 per share. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The grants are valued using the straight-line method and vested in November 2014. As a result, the Company charged $202,000, $497,000 and $465,000 to income in 2014, 2013 and 2012, respectively.

In the second quarter of 2012, Newtek granted certain employees and executives an aggregate of 24,600 restricted shares valued at $184,000. The grants were originally scheduled to vest on July 1, 2014. In June 2014, the Company’s Board of Directors approved delayed vesting for 6,000 shares until February 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. All restricted shares vested in November 2014. The Company charged $26,000, $53,000 and $38,000 to share-based compensation expense during the years ended December 31, 2014, 2013 and 2012, respectively.

During the first quarter of 2013, the Company granted certain employees, executives and directors an aggregate of 60,000 restricted shares of common stock valued at $556,000. The employee and executive grants have a vesting date of March 1, 2016 while the directors’ vest July 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. All outstanding restricted shares vested in November 2014. The Company recorded $374,000 and $182,000 in share-based compensation for the years ended December 31, 2014 and 2013, respectively.

During the second quarter of 2013, the Company granted certain employees and executives an aggregate of 16,000 restricted shares of common stock valued at $174,000 with a vesting date of March 1, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 26 — STOCK OPTIONS AND RESTRICTED STOCK GRANTED TO EMPLOYEES:  – (continued)

restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. All outstanding restricted shares vested in November 2014. The Company recorded $77,000 and $31,000 in share-based compensation for the years ended December 31, 2014 and 2013, respectively.

During the third quarter of 2013, the Company granted certain employees an aggregate of 14,000 restricted shares of common stock valued at $176,000 with 2,000 vesting on March 1, 2016 and 12,000 vesting on July 31, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. All outstanding restricted shares vested in November 2014. The Company recorded $134,000 and $21,000 in share-based compensation for the years ended December 31, 2014 and 2013, respectively.

In April 2014, the Company granted a certain employee 2,000 restricted shares of common stock valued at $28,600 which vested on April 30, 2014. The fair value of this grant was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee received one common share for each restricted share vested. The Company recorded $28,600 to share-based compensation for the period ended November 11, 2014 in connection with the vesting period associated with this grant.

In July 2014, the Company granted certain employees and executives an aggregate of 5,400 options valued at $26,000. Option awards were granted with an exercise price of $20.00 which exceeded the market price of the Company’s stock at the date of grant. The options vest immediately and expire 5 years from the date of grant. The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model that uses the following assumptions: 5 year expected life, risk-free interest rate of 1.66% and expected volatility of the Company’s stock of 54.6%. Expected volatilities are based on the Company’s stock. The risk-free rate for periods during the expected life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Expected term was determined using historical exercise patterns and the period of time that the awards are expected to be outstanding. The Company recorded $26,000 to share-based compensation for the period ended November 11, 2014 related to these grants.

On November 11, 2014, all outstanding restricted stock and option awards granted to employees and executives under all plans vested as a result of the BDC Conversion. This resulted in the issuance of 42,000 and 138,000 shares to employees and executives related to option and restricted stock awards, respectively.

A summary of the status of Newtek’s non-vested restricted shares as of December 31, 2014 and changes during the year then ended is presented below:

Non-vested Restricted Shares	Number of Shares (in thousands)	Weighted Average Grant Date Fair Value
Non-vested – December 31, 2013	298	$8.90
Granted	2	$14.28
Vested and issued	(286)	$8.91
Forfeited	(14)	$9.67
Non-vested – December 31, 2014	—	$—

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 27 — SEGMENT REPORTING:

Operating segments are organized internally primarily by the type of services provided. The Company has aggregated similar operating segments into six reportable segments: Electronic payment processing, Managed technology solutions, Small business finance, All other, Corporate and Capcos.

The Electronic payment processing segment is a processor of credit card transactions, as well as a marketer of credit card and check approval services to the small- and medium-sized business market. Expenses include direct costs (included in a separate line captioned electronic payment processing costs), professional fees, salaries and benefits, and other general and administrative costs, all of which are included in the respective caption on the consolidated statements of income.

The Small business finance segment consists of Small Business Lending, Inc., a lender service provider for third-parties that primarily services government guaranteed U.S. Small Business Administration (“SBA”) loans and non-SBA loans; Texas Whitestone Group which manages the Company’s Texas Capco; and NBC which provides accounts receivable financing, billing and accounts receivable maintenance services to businesses. NSBF generates revenues from sales of loans, servicing income for those loans retained and interest income earned on the loans themselves. The lender generates expenses for interest, professional fees, salaries and benefits, depreciation and amortization, and provision for loan losses, all of which are included in the respective caption on the consolidated statements of income. NSBF also has expenses such as loan recovery expenses, loan processing costs, and other expenses that are all included in the other general and administrative costs caption on the consolidated statements of income.

The Managed technology solutions segment consists of NTS, acquired in July 2004. NTS’s revenues are derived primarily from web hosting services and consist of web hosting and set up fees. NTS generates expenses such as professional fees, payroll and benefits, and depreciation and amortization, which are included in the respective caption on the accompanying consolidated statements of income, as well as licenses and fees, rent, and general office expenses, all of which are included in other general and administrative costs in the respective caption on the consolidated statements of income.

The All other segment includes revenues and expenses primarily from qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments. The three largest entities in the segment are Newtek Insurance Agency, LLC, an insurance sales operation, PMTWorks Payroll, LLC, a provider of payroll processing servics and Business Connect, LLC, a provider of sales and processing services.

Corporate activities represent revenue and expenses not allocated to our segments. Revenue includes interest income and management fees earned from Capcos (and included in expenses in the Capco segment). Expenses primarily include corporate operations related to broad-based sales and marketing, legal, finance, information technology, corporate development and additional costs associated with administering the Capcos.

The Capco segment, which consists of the twelve Capcos, generates non-cash income from tax credits, interest income and gains from investments in qualified businesses which are included in other income. Expenses primarily include non-cash interest and insurance expense, management fees paid to Newtek (and included in the Corporate activities revenues), legal, and auditing fees and losses from investments in qualified businesses.

Management has considered the following characteristics when making its determination of its operating and reportable segments:

•	the nature of the product and services;
•	the type or class of customer for their products and services;
•	the methods used to distribute their products or provide their services; and

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 27 — SEGMENT REPORTING:  – (continued)

•	the nature of the regulatory environment (for example, banking, insurance, or public utilities).

The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

The Company no longer has six reportable segments after November 11, 2014 as a result of the conversion to a BDC. The segment information presented below represents results up until the date of conversion. For the period from November 12, 2014 through December 31, 2014 there is only one reportable segment.

The following table presents the Company’s segment information for the period ended November 11, 2014, and the years ended December 31, 2013 and 2012 and total assets as of December 31, 2013 (in thousands):

	For the period ended November 11, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Third Party Revenue
Electronic payment processing	$79,529	$89,655	$85,489
Small business finance	36,426	34,112	25,408
Managed technology solutions	13,997	17,576	18,211
All Other	2,277	2,568	1,860
Corporate activities	774	900	785
Capcos	364	213	683
Total reportable segments	133,367	145,024	132,436
Eliminations	(1,520)	(1,431)	(1,306)
Consolidated Total	$131,847	$143,593	$131,130
Inter Segment Revenue
Electronic payment processing	$3,708	$3,265	$2,250
Small business finance	454	520	670
Managed technology solutions	528	526	612
All Other	1,435	1,654	1,850
Corporate activities	3,406	4,753	3,684
Capco	692	805	817
Total reportable segments	10,223	11,523	9,883
Eliminations	(10,223)	(11,523)	(9,883)
Consolidated Total	$—	$—	$—
Income (loss) before income taxes
Electronic payment processing	$7,366	$8,304	$7,041
Small business finance	9,090	10,143	8,094
Managed technology solutions	2,818	3,564	4,254
All Other	(1,153)	(1,606)	(1,038)
Corporate activities	(9,879)	(8,002)	(7,511)
Capco	(778)	(1,284)	(1,401)
Total reportable segments	7,464	11,119	9,439
Eliminations	(321)	(50)	—
Totals	$7,143	$11,069	$9,439

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 27 — SEGMENT REPORTING:  – (continued)

	For the period ended November 11, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Depreciation and Amortization
Electronic payment processing	$226	$358	$743
Small business finance	1,440	1,241	919
Managed technology solutions	1,165	1,316	1,214
All Other	180	203	36
Corporate activities	129	161	118
Capco	—	5	6
Totals	$3,140	$3,284	$3,036
Interest (Income) Expense, net
Electronic payment processing	$(1)	$(4)	$(6)
Small business finance	(712)	766	466
Managed technology solutions	41	94	80
All Other	—	(1)	(2)
Corporate activities	2,264	24	8
Capcos	(234)	96	527
Total reportable segments	1,358	975	1,073
Eliminations	302	50	—
Consolidated Total	$1,660	$1,025	$1,073
Identifiable Assets
Electronic payment processing	$—	$9,060
Small business finance	—	156,444
Managed technology solutions	—	12,027
All Other	—	3,828
Corporate activities	—	9,357
Capco	—	7,896
Consolidated Total	$—	$198,612

NOTE 28 — SUPPLEMENTAL FINANCIAL DATA:

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a controlling interest, as defined by the 1940 Act, as amended, in portfolio companies that are not consolidated in the Company’s consolidated financial statements. Below is a brief description of a portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information as of December 31, 2014.

Universal Processing Services of Wisconsin, LLC

Universal Processing Services of Wisconsin, LLC markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 28 — SUPPLEMENTAL FINANCIAL DATA:  – (continued)

The summarized financial information of our unconsolidated subsidiary was as follows:

Balance Sheet – Universal Processing Services of Wisconsin, LLC	As of December 31, 2014
Current assets	$7,330
Noncurrent assets	2,636
Total assets	$9,966
Current liabilities	5,424
Noncurrent liabilities	1,005
Total liabilities	$6,429
Total equity	$3,537

Statement of Income – Universal Processing Services of Wisconsin, LLC	Year Ended December 31, 2014
Revenue	$90,429
Expenses	84,878
Income from operations	$5,551
Interest income	3,138
Net income	$8,689

NOTE 29 — QUARTERLY INFORMATION (UNAUDITED):

The following table sets forth certain unaudited consolidated quarterly statement of income data from the eight quarters ended December 31, 2014. This information is unaudited, but in the opinion of management, it has been prepared substantially on the same basis as the audited consolidated financial statements appearing elsewhere in this report, and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below. The consolidated quarterly data should be read in conjunction with the current audited consolidated statements and notes thereto. The total of the quarterly EPS data may not equal to the full year results.

	Three Months Ended (In Thousands, except Per Share Data)			(In Thousands, except Per Share Data) Period from 1/1/14 through 11/11/14	(In Thousands, except Per Share Data) Period from 11/12/14 through 12/31/14
2014	3/31	6/30	9/30
Total Revenue	$36,087	$38,128	$38,166	$19,466	$—
Investment income	$—	$—	$—	$—	$1,976
Income before income taxes	$2,216	$2,289	$4,523	$(1,228)	$(2,329)
Net income available to common stockholders/net increase in net assets	$1,391	$1,394	$2,644	$(1,415)	$681
Income/(loss) per share – Basic	$0.20	$0.20	$0.35	$(0.19)	$—
Income/(loss) per share – Diluted	$0.18	$0.18	$0.34	$(0.19)	$—
Net increase in net assets per share	$—	$—	$—	$—	$0.09

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
(FORMERLY NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 29 — QUARTERLY INFORMATION (UNAUDITED):  – (continued)

	Three Months Ended (In Thousands, except Per Share Data)
2013	3/31	6/30	9/30	12/31
Total Revenue	$34,144	$37,011	$34,774	$37,664
Income before income taxes	$2,202	$2,881	$1,953	$4,033
Net income available to common stockholders	$1,452	$1,842	$1,820	$2,414
Income per share – Basic	$0.20	$0.25	$0.25	$0.35
Income per share – Diluted	$0.20	$0.25	$0.25	$0.24

2,000,000 Shares

Common Stock

NEWTEK BUSINESS SERVICES CORP.

PROSPECTUS SUPPLEMENT

Joint Bookrunners
Keefe, Bruyette & Woods A Stifel Company	Raymond James	JMP Securities
Co-Managers
Ladenburg Thalmann		Compass Point

The date of this prospectus supplement is October 8, 2015